Exhibit 99.1

BELFRICS GLOBAL PTE LTD (Incorporated in Singapore)

REPORT OF THE DIRECTORS FOR THE FINANCIAL YEAR ENDED 30 JUNE 2019

The directors present their report to the members together with the financial statements of the Company for the year ended 30 June 2019.

1.	DIRECTORS

The directors in office at the date of this report are:-

Raju Sekar

Vijayakumar Praveenkumar

2.	ARRANGEMENTS TO ENABLE DIRECTORS TO ACQUIRE BENEFITS

Except as disclosed in note 4 below, neither at the end of nor at any time during the financial year was the company a party to any arrangement whose object is to enable the director of the company to acquire benefits by means of the acquisition of shares or debentures of the company or of any other corporate body.

3.	DIRECTORS’ CONTRACTUAL BENEFITS

Since the beginning of the financial year no director has received or become entitled to receive a benefit by reason of a contract made by the Company or a related corporation with the director or with a firm of which he is a member, or with a Company in which he has a substantial financial interest (except in respect of professional fees and/or remuneration as shown in the financial statements).

4.	DIRECTORS’ INTEREST IN SHARES AND DEBENTURES

The directors holding office as at 30 June 2019 and their interests in the share capital of the company as recorded in the register of directors’ shareholdings kept by the company under Section 164 of the Companies Act, Cap.50 is as follows:-

1

BELFRICS GLOBAL PTE LTD (Incorporated in Singapore)

REPORT OF THE DIRECTORS FOR THE FINANCIAL YEAR ENDED 30 JUNE 2019

5.	SHARE OPTIONS

No options were granted during the financial year to take up unissued shares of the company. No shares were issued by virtue of the exercise of options. There were no unissued shares under option at the end of the financial year.

6.	AUDITORS

The company has elected under Section 205C (3) of the Companies Act to have the financial statements exempted from audit requirements.

SIGNED ON BEHALF OF THE BOARD OF DIRECTORS

Raju Sekar
DIRECTOR

Vijayakumar Praveenkumar
DIRECTOR

Dated:

Singapore

2

BELFRICS GLOBAL PTE LTD (Incorporated in Singapore)

STATEMENT BY DIRECTORS

REG NO: 201529263D

In the opinion of the directors:-

(a)	The accompanying balance sheet, statement of comprehensive income, statement of changes in equity and the cash flow statement, together with the notes thereto are drawn up so as to give a true and fair view of the state of affairs of the company as at 30 June 2019 and of the results of the business of the Company for the financial year ended on that date; and

(b)	At the date of this statement, having assurance of continued financial support from the Company’s shareholder and director, there are reasonable grounds to believe that the Company will be able to pay its debts as and when they fall due.

The Board of Directors has authorized these financial statements for issue on the date of this statement.

SIGNED ON BEHALF OF THE DIRECTORS

Raju Sekar
DIRECTOR

Vijayakumar Praveenkumar
DIRECTOR

Dated:

Singapore

3

BELFRICS GLOBAL PTE LTD (Incorporated in Singapore)

STATEMENT BY AN EXEMPT PRIVATE COMPANY EXEMPT FROM AUDIT REQUIREMENTS

UNDER SECTION 205C (3) OF THE COMPANIES ACT

Name of Company:	BELFRICS GLOBAL PTE LTD

Registration No:	201529263D

We, Raju Sekar and Vijayakumar Praveenkumar are being the director of the abovementioned company, hereby declare on behalf of the Board of Directors that:

a)	as at the end of the financial year 30 June 2019, the Company is exempt from audit requirements.

b)	No notice has been received from any member under Section 205B(6) requiring the Company to obtain an audit of its accounts in relation to the year; and

c)	The accounting and other records required to be kept by the Company in accordance with Section 199 of the Companies Act have been so kept.

Raju Sekar
DIRECTOR

Vijayakumar Praveenkumar
DIRECTOR

Dated:

Singapore

4

BELFRICS GLOBAL PTE LTD (Incorporated in Singapore)

BALANCE SHEET

AS AT 30 JUNE 2019

	NOTES	2019
		S$
FIXED ASSETS
Software		502,437

CURRENT ASSETS
Cash and cash equivalent	5	103
Director account		368,134
Loan and advances		1,058,787
		1,427,024
CURRENT LIABILITY
Sundry creditor		124,751
Unsecured loan		11,818
Other creditors		1,856,808
		1,993,377

Net assets		(63,916)

EQUITY AND RESERVE
Share capital	3	1,000
Retained earning		(64,916)
Share holder’s fund		(63,916)

The accompanying notes form a part of these accounts.

5

BELFRICS GLOBAL PTE LTD (Incorporated in Singapore)

STATEMENT OF COMPREHENSIVE INCOME

FOR THE YEAR ENDED 30 JUNE 2019

	NOTES	2019
		S$
Revenue		-
Purchases		(136,569)
GROSS PROFIT		(136,569)

Administratiive expenses		1,860

Finance cost		(138,429)
Profit before tax	6	(138,429)

Profit after tax		(138,429)
Other comprehensive income		73,513
Total comprehensive income for the year		(64,916)

The accompanying notes form a part of these accounts.

6

BELFRICS GLOBAL PTE LTD

(Incorporated in Singapore)

STATEMENT OF CHANGES IN EQUITY

FOR THE YEAR ENDED 30 JUNE 2019

	SHARE	RETAINED
	CAPITAL	EARNINGS	TOTAL
	S$	S$	S$
Total comprehensive income for the year	1,000	73,513	74,513
		(138,429)	(138,429)
Balance at 30 June 2019	1,000	(64,916)	(63,916)

The accompanying notes form a part of these accounts.

7

BELFRICS GLOBAL PTE LTD

(Incorporated in Singapore)

CASH FLOW STATEMENT

FOR THE YEAR ENDED 30 JUNE 2019

2019
S$
CASH FLOWS FROM OPERATING ACTIVITIES
(Loss) before tax	(138,429)
Adjustments for:- Depreciation	-

Operating profit before working capital changes	(138,429)

Receivables	(1,058,787)
Payables	1,993,377
Cash used in operations	796,161
Income tax paid	-
Net cash used in operating activities	796,161

Investing activites
Purchase of plant and equipment	(502,437)
Net cash flow from investing activities	(502,437)

Financing activites
Share capital	1,000
Other creditor	-
Amount due from director	(294,621)
Amount due from related party	-
Net cash flow from financing activities	(293,621)

Net increase in cash and cash equivalents	103
Cash and cash equivalents at beginning of year	-
Cash and cash equivalents at end of year - NOTE 6	103

The accompanying notes form a part of these accounts.

8

BELFRICS GLOBAL PTE LTD

(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS – 30 JUNE 2019

These notes form an integral part of and should be read in conjunction with the balance sheet, income statement, statement of changes in equity and cash flow statement.

1.	CORPORATE INFORMATION AND PRINCIPAL ACTIVITIES

The Company is domiciled and incorporated as a limited private company in the Republic of Singapore. Its registered office and principal place of business is located at 35 Selegie Road, #01-21, Parklane Shopping Mall, Singapore 188307.

The principal activities of the company are those of information technology. There have been no significant changes in the nature of these activities during the financial year.

The financial statements of the company for the year ended 30 June 2019 were authorized for issue in accordance with the resolution of the directors on

2	SIGNIFICANT ACCOUNTING POLICIES

a)	Basis of preparation

The financial statements are prepared in accordance with the Singapore Financial Reporting Standards (“FRS”).

The financial statements are presented in Singapore dollars (which is also the functional currency of the company) and have been prepared on historical cost basis except as disclosed in the accounting policies below.

b)	Receivables

Receivables are stated invoiced amount, less allowance for doubtful in collection and are written off when they are considered to be uncollectible. The net amount approximates fair value.

c)	Payables

Payables are carried at cost which is the fair value of the consideration to be paid in the future for goods and services received, whether or not billed to the company.

Payables include trade and non-trade balances.

d)	Revenue recognition and revenue

Revenue is recognized to the extent that it is probable that economic benefits will flow to the company and the revenue could be reliably measured.

Revenue for services is recognized upon their completion and acceptance by customers.

9

BELFRICS GLOBAL PTE LTD

(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS – 30 JUNE 2019

2.	SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

e)	Provisions

Provisions are recognized when:-

(i)	the company has a present obligation (legal or constructive) as a result of a past event;

(ii)	it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation; and

(iii)	a reliable estimate can be made of the amount of the obligation.

f)	Income Tax

The tax expense is determined on the basis of tax effect accounting, using the liability method. Deferred income tax is provided in full, using the liability method, on temporary differences arising between the tax bases of assets and liabilities and their carrying amounts in the financial statements. Tax rates enacted or substantively enacted by the balance sheet date are used to determine deferred income tax.

Deferred tax assets are recognized to the extent that it is probable that future taxable profit will be available against which the temporary differences can be utilized.

(g)	Cash and cash equivalent

Cash and cash equivalents comprise cash balances in hand and at bank.

(h)	Employee benefits

i)	Pension obligation

The company contributes to the Central Provident Fund (CPF), a defined contribution plan regulated and managed by the Government of Singapore. The company’s contributions to CPF are charged to the income statement in the year to which the contributions relate.

ii)	Employee leave entitlement

Employees are required to take their annual leave before end of the calendar year or face forfeiture of leave.

(i)	Operating lease

Rental lease is charged to the income statement on a straight-line basis over the lease term. Lease incentives, if any recognized as an integral part of net consideration agreed for the use of the leased asset. Penalty payments on early termination, if any, are recognized in the income statement when incurred.

10

BELFRICS GLOBAL PTE LTD

(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS – 30 JUNE 2019

2.	SIGNIFICANT ACCOUNTING POLICIES - CONTINUED

(j)	Related party

Related party refers to a party that has the ability to control the other party or exercise significant influence over the other party in making financial and operating decision.

(k)	Impairment of assets

The carrying amounts of the company’s assets subject to impairment are reviewed at each balance sheet date to determine whether there is any indication of impairment. If any such indication exists, the asset’s recoverable amount is estimated. An impairment loss is recognized whenever the carrying amount of an asset exceeds its recoverable amount. Recoverable amount is defined as the higher of value in use and net selling price.

Any impairment loss is charged to the income statement unless it reverses a previous revaluation in which case it is charged to equity.

(i)	Financial instruments

Financial instruments carried on the balance sheet include, trade debtors, trade creditors, amount due to director, accrual and cash and cash equivalents. The particular recognition methods adopted are disclosed in the individual policy statements associated with each item.

(j)	Grant

Government grants are recognized at their fair value where there is reasonable assurance that the grant will be received and all attaching conditions will be complied.

11

BELFRICS GLOBAL PTE LTD

(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS – 30 JUNE 2019

3.	SHARE CAPITAL

2019
S$
Issued and fully paid
Ordinary shares	1,000

The holders of ordinary shares are entitled to receive dividends as and when declared by the company. All ordinary shares carry one vote per share without restrictions. The ordinary share has no par value.

4.	AMOUNT DUE BY DIRECTOR

The amount due by director is unsecured, interest free, non-trade in nature and repayable on demand.

5.	CASH AND CASH EQUIVALENT

2019
S$
Cash in hand	103

6.	TAXATION

2019
S$
Accounting (loss)	(138,429)
Tax at 17%	(23,533)
Deferred tax	23,533
Income tax expenses	-

12

BELFRICS GLOBAL PTE LTD

(Incorporated in Singapore)

NOTES TO THE FINANCIAL STATEMENTS – 30 JUNE 2019

7.	FINANCIAL RISK MANAGEMENT OBJECTIVES AND POLICIES

Though the company has no written risk management policies and guidelines, the directors have adopted policies that seek to mitigate these risks in a cost-effective manner.

Credit risk

The company’s credit risk is negligible. There was no concentration of credit risk.

Liquidity risk

The company monitors and maintains a level of cash and bank balances deemed adequate to finance the Company’s operations.

Interest rate risk

The company has no significant exposure to market risk for changes in interest rates because it has no borrowings from any external sources.

Fair value

The carrying amounts of the company’s financial assets and liabilities as reflected in the balance sheet approximate their fair value.

13

BELFRICS GLOBAL PTE LTD

(Incorporated in Singapore)

14

BELFRICS GLOBAL PTE LTD

(Incorporated in Singapore)

Registration No. 201529263D

ANNUAL REPORT FOR THE YEAR ENDED

30 JUNE 2019

15

BELFRICS GLOBAL PTE LTD

(Incorporated in Singapore)

DETAILED INCOME STATEMENT

FOR THE YEAR ENDED 30 JUNE 2019

2019
S$
Revenue	-
Purchases	(136,569)
Gross (loss)	(136,569)
Less: Administrative expenses
Secreterial fee	1,860
1,860
Net (loss) before tax	(138,429)

This statement does not form part of the accounts.

16

BELFRICS GLOBAL PTE.LTD.

(Incorporated in Singapore)

REGISTRATION NUMBER: 201529263D

J Corporate Accountants
Public Accountants and Chartered Accountants
18 Lorong Abu Talib
Singapore 456855

BELFRICS GLOBAL PTE.LTD.
(Incorporated in Singapore)

DIRECTOR'S STATEMENT AND AUDITED FINANCIAL STATEMENTS

DIRECTORS

Raju Sekar
Vijayakumar Praveenkumar

COMPANY SECRETARY

Govindasamy Chelladurai

REGISTERED OFFICE

35 Selegie Road
#09-22 Parklane Shopping Mall
Singapore 188307

REGISTRATION NUMBER

201529263D

INDEPENDENT AUDITORS

J Corporate Accountants

CONTENTS

CONTENTS	PAGES
Director's statement	1 - 2
Independent auditors' report to the members	3 - 4
Statement of financial position	5
Statement of profit or loss and other comprehensive income	6
Statement of changes in equity	7
Statement of cash flows	8
Notes to the financial statements	9 - 15

BELFRICS GLOBAL PTE.LTD.
(Incorporated in Singapore)

DIRECTOR'S STATEMENT
FOR THE FINANCIAL PERIOD ENDED 31 DECEMBER 2020

The directors are pleased to present his statement to the members together with the audited financial statements of Belfrics Global Pte.Ltd. ("the Company") for the period ended 31 December 2020.

1. Opinion of the director

In the opinion of the director's,

2. Director's

The director's of the Company in office at the date of this statement is: -

Raju Sekar
Vijayakumar Praveenkumar

3. Arrangements to enable directors to acquire shares or debentures

Neither at the end nor at any time during the year was the Company a party to any arrangement whose object are, or one of whose objects is, to enable the directors of the Company to acquire benefits by means of the acquisition of shares in, or debentures in the Company or any other corporate body.

4. Director's interests in shares or debentures

According to the register of director's shareholdings kept by the Company under Section 164 of the Singapore Companies Act, Chapter 50 (the "Act"), the directors of the Company who held office at the end of the financial year had no interests in shares or debentures of the Company and its related corporations, except as stated below:

	No. of Ordinary Shares		
	At the beginning of the year	At the end of the year	At the date of the report
Vijayakumar Praveenkumar	1,000	1,000	1,000

1

BELFRICS GLOBAL PTE.LTD.
(Incorporated in Singapore)

DIRECTOR'S STATEMENT
FOR THE FINANCIAL PERIOD ENDED 31 DECEMBER 2020

5. **Share options**

There were no share options granted during the financial year to subscribe for unissued shares of the Company.

6. **Auditor**

J Corporate Accountants expressed its willingness to accept appointment as auditor.

On behalf of the Board of Director's

Vijayakumar Praveenkumar
Director

Raju Sekar
Director

Singapore

Date: 08 OCT 2021

2

J

J CORPORATE
ACCOUNTANTS

PUBLIC ACCOUNTANTS AND
CHARTERED ACCOUNTANTS

INDEPENDENT AUDITOR'S REPORT

TO THE MEMBERS OF BELFRICS GLOBAL PTE.LTD.
FOR THE PERIOD ENDED 31 DECEMBER 2020

Report on the Audit of the Financial Statements

Disclaimer of Opinion

Basis for Disclaimer of Opinion

We were not provided with sufficent audit documents to complete our audit.

Responsibilities of Management and Directors for the Financial Statements

Management is responsible for the preparation of financial statements that give true and fair view in accordance with the provisions of the Act and Singapore Financial Reporting Standards for Small Entities, and for devising and maintaining a system of internal accounting controls sufficient to provide a reasonable assurance that assets are safeguarded against loss from unauthorised use or disposition; and transactions are properly authorised and that they are recorded as necessary to permit the preparation of true and fair financial statements and to maintain accountability of assets.

18 Lorong Abu Talib , Singapore – 456855 , Tel: 64437824 , Fax: 62914539 , E-mail : ramanvalla@hotmail.com

3

INDEPENDENT AUDITOR'S REPORT

TO THE MEMBERS OF BELFRICS GLOBAL PTE.LTD.

FOR THE PERIOD ENDED 31 DECEMBER 2020

We are independent of the Company in accordance with Accounting and Corporate Regulatory Authority (ACRA) Code of Professional Conduct and Ethics for Public Accountants and Accounting Entities (ACRA Code) together with the ethical requirments that are relevant to our audit of the financial statements in singapore , we have fulfilled our other ethical responsibilities in accordance with these requirements and the ACRA Code.

Report on Other Legal and Regulatory Requirements

In our opinion , in view of the significance of the matters reffered to in the Basis for Disclaimer of Opinion section of our report, we do not express an opinion on whether the accounting and other records required by the Act to be kept by the Company have been properly kept in accordance with the provisions of the Act.

J Corporate Accountants
Public Accountants and
Chartered Accountants

Singapore

Dated: 08 OCT 2021

18 Lorong Abu Talib , Singapore – 456855 , Tel: 64437824 , Fax: 62914539 , E-mail : ramanvalla@hotmail.com

4

BELFRICS GLOBAL PTE.LTD.
(Incorporated in Singapore)

STATEMENT OF FINANCIAL POSITION
AS AT 31 DECEMBER 2020

	Note	31/12/2020 S$	30/6/2020 S$
ASSETS			
Non-current Assets			
Plant and equipment	8	502,437	502,437
Current Assets			
Trade and other receivables	7	1,423,210	1,423,210
Cash and cash equivalents	11	103	103
		1,423,313	1,423,313
TOTAL ASSETS		1,925,750	1,925,750
EQUITY AND LIABILITIES			
Equity			
Share capital	10	1,000	1,000
Accumlated losses		(269,644)	(267,844)
Equity attributable to owner of the company		(268,644)	(266,844)
Current liabilities			
Trade and other payables	9	2,194,394	2,192,594
		2,194,394	2,192,594
TOTAL LIABILITIES AND EQUITY		1,925,750	1,925,750

5

BELFRICS GLOBAL PTE.LTD.
(Incorporated in Singapore)

	Note	31/12/2020 S$	30/6/2020 S$
Revenue	3	-	-
Cost of sales	4	-	(201,068)
Gross profit / (loss)		-	(201,068)
Administrative expenses	5	(1,800)	(1,860)
(Loss) before tax		(1,800)	(202,928)
Income tax (expense)	6	-	-
(Loss) for the period , representing total comprehensive income for the period		(1,800)	(202,928)

6

BELFRICS GLOBAL PTE.LTD.
(Incorporated in Singapore)

	Share Capital S$	Accumlated (losses) S$	Total S$
Balance as at 30 June 2019	1,000	(64,916)	(63,916)
(Loss) for the year, representing total comprehensive income for the year	-	(202,928)	(202,928)
Balance as at 30 June 2020	1,000	(267,844)	(266,844)
(Loss) for the period, representing total comprehensive income for the period	-	(1,800)	(1,800)
Balance as at 31 December 2020	1,000	(269,644)	(268,644)

7

BELFRICS GLOBAL PTE.LTD.
(Incorporated in Singapore)

	Note	31/12/2020 S$	30/6/2020 S$
Cash flow from operating activities:			
(Loss) before income tax		(1,800)	(202,928)
Adjustments for:			
Operating (loss) before working capital changes		(1,800)	(202,928)
Change in working capital:			
Decrease in trade and other receivables		-	3,711
Increase in trade and other payables		1,800	199,217
Cash generated from / (used in) operations		-	-
Income tax paid		-	-
Net cash generated from / (used in) operating activities		-	-
Cash flow from financing activities:			
(Decrease) / Increase Amount due to a director		-	-
Amount due from related party		-	-
Net cash generated from financing activities		-	-
Net (decrease) in cash and cash equivalents		-	-
Cash and cash equivalents at beginning of the financial year		103	103
Cash and cash equivalents at end of the financial year	11	103	103

8

BELFRICS GLOBAL PTE.LTD.
(Incorporated in Singapore)

1. Corporate information

Belfrics Global Pte.Ltd. (the "Company") is a limited private company incorporated and domiciled in Singapore with registered office and principal place of business is at 35, Selegie Road, #09-22 , Parklane Shopping Mall , Singapore 188307.

The principal activities of the company are those of Information technology and Crypto technologies servcies and trading of crypto products.

2. Basis of preparation and accounting policies

The financial statements of the Company have been drawn up in accordance with Singapore Financial Reporting Standards for Small Entities issued by the Acoounting Standards Council. They are presented in the SGD of Singapore dollars.

Revenue recognition

Revenue from sales of goods is recognised when the goods are delivered and title has passed. Royalty revenue from licensing candle - making patents for use by others is recognised in accordance with the relevant licence agreement. Revenue is measured at the fair value of the consideration received or receivable, net of discounts and sales- related taxes collected on behalf of the government of Singapore.

Income tax

Income tax expense represents the sum of the tax currently payable and deferred tax.

The tax currently payable is based on taxable profit for the year.

9

BELFRICS GLOBAL PTE.LTD.
(Incorporated in Singapore)

2. Basis of preparation and accounting policies (cont'd)

Income tax (cont'd)

Deferred tax is recognised on differences between the carrying amounts of assets or liabilities in the financial statements and their corresponding tax bases (known as temporary differences). Deferred tax liabilities are generally recognised for all temporary differences that will result in taxable amounts in determining taxable profit (tax loss) of future periods when the carrying amount of the asset or liability is recovered or settled (taxable temporary differences). Deferred tax assets are generally recognised for all temporary differences that will result in amounts that are deductible in determining taxable profit (tax loss) of future periods when the carrying amount of the asset or liability is recovered or settled (deductible temporary differences) - but only to the extent that is probable that taxable profits will be available against which those deductible temporary differences can be utilised.

Plant and equipment

Items of plant and equipment are measured at cost less accumlated depreciation and any accumlated impairment losses.

	Useful lives
Software	-

10

BELFRICS GLOBAL PTE.LTD.
(Incorporated in Singapore)

2. Summary of significant accounting policies (cont'd)

Trade and other receivables

Trade payables

Trade payables are obligations on the basis of normal credit terms and do not bear interest. Trade payables denominated in a foreign currency are translated into SGD using the exchange rate at the reporting date. Foreign exchange gains or losses are included in other income or other expenses.

Share capital

Proceeds from issuance of ordinary shares are recognised as share capital in equity. Incremental costs directly attributable to the issuance of ordinary shares are deducted against share capital.

12

BELFRICS GLOBAL PTE.LTD.
(Incorporated in Singapore)

3. Revenue

	31/12/2020 S$	30/6/2020 S$
Services rendered,net of sales discounts	-	-

4 Cost of sales

	31/12/2020 S$	30/6/2020 S$
Purchase	-	(201,068)
	-	(201,068)

5. Administrative expenses

	31/12/2020 S$	30/6/2020 S$
Audit fee	1,800	-
Compilation fee	-	1,860
	1,800	1,860

6. Income tax expense

Relationship between tax expense and accounting profit

A reconciliation between tax expense and the product of accounting profit multiplied by the applicable corporate tax rate for the financial period ended 31 December 2020 and 30 June 2020 were as follows:

	31/12/2020 S$	30/6/2020 S$
(Loss) before tax	(1,800)	(202,928)
Income tax using statutory tax rate 17 % (2020:17%)	(306)	(34,498)
Adjustments:		
Deferred tax not recognised	306	34,498
Income tax expenses recognised in the income statement	-	-

13

BELFRICS GLOBAL PTE.LTD.
(Incorporated in Singapore)

7. Trade and other receivables

	31/12/2020 S$	30/6/2020 S$
Trade receivables, net	-	-
Add: Amount due from director	368,134	368,134
Add: Loan and advances	1,055,076	1,055,076
Total trade and other receivables	1,423,210	1,423,210

8. Plant and equipment

	Software S$	Total S$
Cost		
As at 30 June 2020	502,437	502,437
Addtions	-	-
As at 31 December 2020	502,437	502,437
Accumulated Depreciation		
As at 30 June 2020	-	-
Charge for the year	-	-
As at 31 December 2020	-	-
Carrying amount		
As at 31 December 2020	502,437	502,437

9. Trade and other payables

	31/12/2020 S$	30/6/2020 S$
Trade payables - Third parties	2,129,016	2,129,016
Trade payables - related parties	61,718	61,718
Total trade payables	2,190,734	2,190,734
Add : Accrued expenses	3,660	1,860
Total trade and other payables	2,194,394	2,192,594

14

BELFRICS GLOBAL PTE.LTD.
(Incorporated in Singapore)

10. Share capital

	31/12/2020		30/6/2020	
	No. of shares	S$	No. of shares	S$
Issued and fully paid ordinary shares				
At 1 July 2020 and 31 December 2020	1,000	1,000	1,000	1,000

11. Cash and cash equivalents

	31/12/2020	30/6/2020
	S$	S$
Cash in hand / bank	103	103
Total cash and cash equivalents	103	103

12. Subsequent events

An outbreak of Coronavirus Disease (COVID-19) had been reported since 2019.At the date of these financial statements, while the outbreak has been most severe in East Asia and elsewhere in the world. It has spread to Singapore. While the full impact to the Company cannot be quantified reliably, the Company's performance subsequent to the year end date may be negatively impacted as a result of restriction on travel,quarantine and/or illness of customers,supply chain distruptions and other forms of interruptions to business. the company is confident of managing this expected situation.

13. Comparative Information

The current financial period comprises 6 months from 01 July 2020 to 31 December 2020 as the company changed its financial year end from 30 June to 31 December.

The unaudited comparative figures presented in the financial statements are not entirely comparable as they cover a period from 01 July 2019 to 30 June 2020.

14. Authorisation of financial statements for issue

15

BELFRICS GLOBAL PTE.LTD.
(Incorporated in Singapore)

	31/12/2020 S$	30/6/2020 S$
Revenue		
Sales	-	-
Less: Cost of sales		
Purchase	-	(201,068)
	-	(201,068)
Gross Profit / (loss)	-	(201,068)
Less: Administrative expenses		
Audit fee	1,800	-
Compilation fee	-	1,860
	1,800	1,860
(Loss) before income tax	(1,800)	(202,928)

BELFRICS BT PRIVATE LIMITED
Regd. Office: Quberpox, 10-28-1, V Mall, 4th Floor, Facor Layout, Waltair Uplands,
Vishakapatnam – 530003, Andra Pradesh, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout,
Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U72900AP2018FTC109240
www.belfrics.in

DIRECTOR'S REPORT

To,
The Members,
BELFRICS BT PRIVATE LIMITED

Your Directors are pleased to present the First Annual Report of your Company together with the Audited Statement of Accounts and the Auditors' Report of your company for the financial year ended, 31st March, 2020.

The summarized financial results for the year ended 31st March, 2020 are as under:

FINANCIAL RESULTS

Particular	For the financial year ended 31st March, 2020 Amount in Rs.	For the financial year ended 31st March, 2019 Amount in Rs.
Sales and Other Income	NIL	90,00,000
Expenditure	85,000	93,98,264
Profit before Tax	(85,000)	(3,98,264)
Provision for Taxation		
1. Current	-	10,000
2. Deffered	-	-
Profit after Tax	(85,000)	(4,08,264)
Earnings per Equity Share		
1. Basic	(8.50)	(40.83)
2. Diluted	(8.50)	(40.83)

REVIEW OF OPERATION

The net loss for the year under review has been Rs. 85,000/-. Your Directors are continuously looking for avenues for future growth of the Company.

STATE OF AFFAIRS

The company is engaged in the business of development and implementation of SaaS products particularly in block chain technology development.

CHANGE IN NATURE OF BUSINESS, IF ANY

There is no change in the business activities of the company.

ANNUAL RETURN

The extracts of the Annual Return pursuant to the provisions of Section 92 of Companies Act, 2013 read with Rule 12 of the Companies (Management and Administration) Rules, 2014 in Form No. MGT – 9 is enclosed herewith in **Annexure I**

Directors Report – Financial Year Ended 31.03.2020 Page 1 of 6

BELFRICS BT PRIVATE LIMITED
Regd. Office: Quberpox, 10-28-1, V Mall, 4th Floor, Facor Layout, Waltair Uplands, Vishakapatnam – 530003, Andra Pradesh, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout, Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U72900AP2018FTC109240
www.belfrics.in

HUMAN RESOURCES

The well disciplined workforce which has served the Company lies at the very foundation of the Company's major achievements and shall well continue for the years to come. The Management has always carried out systematic appraisal of performance and imparted training at periodic intervals. The Company has always recognized talent and has judiciously followed the principle of rewarding performance.

INTERNAL CONTROL SYSTEM AND THEIR ADEQUACY

The Company has adequate system of internal control to safeguard and protect from loss, unauthorized use or disposition of its assets. All the transactions are properly authorized, recorded and reported to the Management. The Company is following all the applicable Accounting Standards for properly maintaining the books of accounts and reporting Financial Statements. The internal auditor of the Company checks and verifies the internal control and monitors them in accordance with policy adopted by the Company. Even through this non-production period the Company continues to ensure proper and adequate systems and procedures commensurate with its size and nature of its business.

NUMBER OF BOARD MEETINGS CONDUCTED DURING THE YEAR

The following are the details of meetings of board of directors or committees held during the financial year.

S.NO	NUMBER OF BOD	DATE OF BOARD MEETING	CHAIRPERSON
1.	BTPLBOD1920-01	30TH JUNE 2019	Mr. Jabeer K M
2.	BTPLBOD1920-02	05TH SEPTEMBER 2019	Mr. Jabeer K M
3.	BTPLBOD1920-03	15TH DECEMBER 2019	Mr. Jabeer K M
4.	BTPLBOD1920-04	15TH FEBRUARY 2020	Mr. Jabeer K M
5.	BTPLBOD1920-05	30TH MARCH 2020	Mr. Jabeer K M

DECLARATION UNDER SECTION 149(6)

Being a private limited company, provisions of Independent Director under section 149(6) of the Companies Act, 2013 shall not be applicable.

DIRECTORS RESPONSIBILITY STATEMENT

In accordance with the provisions of Section 134(5) of the Companies Act, 2013 the Board hereby submit that:

a. In the preparation of the annual accounts, the applicable accounting standards had been followed along with proper explanation relating to material departures,

b. The directors had selected such accounting policies and applied them consistently and made judgments and estimates that are reasonable and prudent so as to give a true and fair view of the state of affairs of the company at the end of financial year and of the profit and loss of the company for that period,

Directors Report – Financial Year Ended 31.03.2020 Page 2 of 6

BELFRICS BT PRIVATE LIMITED
Regd. Office: Quberpox, 10-28-1, V Mall, 4th Floor, Facor Layout, Waltair Uplands, Vishakapatnam – 530003, Andra Pradesh, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout, Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U72900AP2018FTC109240
www.belfrics.in

c. The directors had taken proper and sufficient care for the maintenance of adequate accounting records in accordance with the provisions of this act for safeguarding the assets of the company and for preventing and detecting fraud and other irregularities,

d. The directors had prepared the annual accounts on a going concern basis,

e. The directors had devised proper systems to ensure compliance with the provisions of all applicable laws and that such systems were adequate and operating effectively.

COMMENT ON AUDITOR REPORT:

There were no qualifications, reservations or adverse remarks made by the Auditors in their report.

RELATED PARTY TRANSACTIONS:

There were no contracts or arrangements entered into by the Company in accordance with provisions of Section 188 of the Companies Act, 2013. All material related party transactions that were entered into during the financial year were on an arm's length basis and were in the ordinary course of business. Form No. AOC – 2 is enclosed herewith in **Annexure II.**

There are no materially significant related party transactions made by the Company with Promoters, Directors, Key Managerial Personnel or other designated persons which may have a potential conflict with the interest of the Company at large. All Related Party Transactions are placed before the Board for approval.

PARTICULARS OF LOANS, GUARANTEES OR INVESTMENTS MADE UNDER SECTION 186 OF THE COMPANY ACT, 2013

There were no loans given, guarantees given or investments made by the company under Section 186 of the Companies Act, 2013 during the year and hence the said provision is not applicable.

RESERVES

During the financial year, the Board has not transferred any the amount to the reserves of the Company.

DIVIDEND

The Company has not recommended any dividend for the period ended 31st March, 2020.

MATERIAL CHANGES AND COMMITMENTS IF ANY AFFECTING THE FINANCIAL POSITION OF THE COMPANY OCCURRED BETWEEN THE END OF THE FINANCIAL YEAR TO WHICH THIS FINANCIAL STATEMENTS RELATES AND THE DATE OF THE REPORT.

No material changes and commitments affecting the financial position of the Company occurred between the end of the financial year to which this financial statements relate on the date of this report.

Directors Report – Financial Year Ended 31.03.2020

Page 3 of 6

BELFRICS BT PRIVATE LIMITED
Regd. Office: Quberpox, 10-28-1, V Mall, 4th Floor, Facor Layout, Waltair Uplands,
Vishakapatnam – 530003, Andra Pradesh, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout,
Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U72900AP2018FTC109240
www.belfrics.in

CONSERVATION OF ENERGY, TECHNOLOGY ABSORPTION, FOREIGN EXCHANGE EARNINGS AND OUTGO

The information pertaining to conservation of energy, technology absorption, foreign exchange earnings and outgo as required under Section 134(3) (m) of the Companies Act, 2013 read with Rule 8(3) of the Companies (Accounts) Rules, 2014 are:

a) **Conservation of Energy-**

1. The Company has taken necessary steps for conservation of Energy.
2. The Company has taken steps to utilize alternate sources of Energy.
3. The Company has made no capital investment on energy conservation equipments.

b) **Technology absorption-**

1. The Company has not acquired any new technology
2. The Company has not incurred an amount on research and development.

c) **Foreign Exchange Earnings and outgo-**

1. Foreign exchange earnings in terms of actual inflows was NIL
2. Foreign exchange outgo in terms of actual outflows was Rs. NIL during the year.

STATEMENTS CONCERNING DEVELOPMENT AND IMPLEMENTATION OF THE RISK MANAGEMENT POLICY OF THE COMPANY

The Company has an effective risk management policy which is capable of identifying various types of risks associated with the business, its assessment, risk handling, monitoring and reporting.

DETAILS OF POLICY DEVELOPED AND IMPLEMNTED BY THE COMPANY ON ITS CORPORATE SOCIAL RESPONSIBILITY INITIATIVES

The Company has not developed and implemented any Corporate Social Responsibility initiatives as the said provisions are not applicable to the Company.

DIRECTORS

There was no change in the constitution of board of directors of the Company. The Board comprises of:

The Board at the end of Financial Year 31st March 2020 comprises of:

S.No	Name	Designation	DIN
1.	Mr. Jabeer K M	Director	07209262
2.	Mr. Vazeem Jadeer P K	Director	08166826

Directors Report – Financial Year Ended 31.03.2020

Page 4 of 6

Belfrics

BELFRICS BT PRIVATE LIMITED

Regd. Office: Quberpox, 10-28-1, V Mall, 4th Floor, Facor Layout, Waltair Uplands,
Vishakapatnam – 530003, Andra Pradesh, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout,
Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U72900AP2018FTC109240
www.belfrics.in

SUBSIDIARIES, JOINT VENTURES AND ASSOCIATE COMPANIES

The Company is a wholly owned subsidiary of;
Belfrics Malaysia SDN. BHD. Malaysia, wherein the stakeholders of the company have 100% stake in 'Belfrics BT Private Limited".

DEPOSITS

As per Section 74 of the Companies Act, 2013 the Company has neither accepted nor renewed any deposits during the financial year.
Further the Company has not defaulted in repayment of deposits or payment of interest during the financial year.

STATUTORY AUDITORS

M/S M. Ahmed & Associates, Chartered Accountants, its office at No.8/2, Leonard Lane, Richmond Town, Bangalore - 560025 were appointed as statutory auditors for a period of 5 years in this the First Annual General Meeting of the Company. Their continuation with the Company is to be ratified in the ensuring Annual General Meeting of the Company and the Company has received a certificate from the auditors to the effect that they are eligible to be reappointed and not disqualified in accordance with the provisions of the Companies Act, 2013. Their appointment is to be ratified in the ensuring AGM.

DETAILS OF SIGNIFICANT AND MATERIAL ORDERS PASSED BY THE REGULATORS OR COURTS OR TRIBUNAL

There are no significant and material orders issued against the Company by any regulating authority or court or tribunal affecting the going concern status and Company's operation in future.

DISCLOSURE UNDER THE SEXUAL HARASSMENT OF WOMEN AT WORKPLACE (PREVENTION, PROHIBITION AND REDRESSAL) ACT, 2013:

The Company has duly set up an Internal Complaints Committee (ICC) in line with the requirements of The Sexual Harassment of Women at the Workplace (Prevention, Prohibition & Redressal) Act, 2013, to redress complaints received regarding sexual harassment.

The following is a summary of sexual harassment complaints received and disposed off during the year.

No of complaints received: **NIL**

No of complaints disposed off: **NIL**

FRAUD REPORTING (REQUIRED BY COMPANIES AMENDMENT BILL, 2014):

During the year under review, there were no such instances reported by the Company.

Directors Report – Financial Year Ended 31.03.2020 Page 5 of 6

Belfrics

BELFRICS BT PRIVATE LIMITED
Regd. Office: Quberpox, 10-28-1, V Mall, 4th Floor, Facor Layout, Waltair Uplands, Vishakapatnam – 530003, Andra Pradesh, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout, Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U72900AP2018FTC109240
www.belfrics.in

DISCLOSURE UNDER SECTION 134 (3) (CA) READ WITH SECTION 143 (12) OF THE COMPANIES ACT, 2013:

The Auditors of the Company have not reported any instances of fraud or irregularities in the Management of the Company during financial year under review.

SHARE CAPITAL

a. **Provision of money by company for purchase of its own shares by employees or by trustees for the benefit of employees**

The company has not made any provision of money for purchase of its own shares by employees or by trustees for the benefit of employees as per Rule 16(4) of Companies (share capital and debentures) Rules, 2014.

b. **Issue Of Sweat Equity Shares**

The Company has not issued any sweat equity share during the financial year in accordance with the provisions of Section 54 of Companies Act, 2013 read with Rule 8 of the Companies (Share Capital and Debentures) Rules, 2014.

c. **Issue Of Equity Shares With Differential Rights**

The Company has not issued any equity shares with differential voting rights during the financial year as per Rule 4(4) of Companies (Share capital and debentures) Rules, 2014.

d. **Issue of Employee Stock Option**

The company has not issued any employee stock option during the financial year as per Rule 12 of Companies (share capital and debentures) Rules, 2014.

ACKNOWLEDGEMENT AND APPRECIATION

The directors take this opportunity to thank Company's customers, shareholders, suppliers, bankers, and the central and state government for their consistent support to the company. The directors also wish to place on record their appreciation to employees at all levels for their hard work, dedication and commitment.

for and on behalf of the board
BELFRICS BT PRIVATE LIMITED

JABEER K M	**VAZEEM JADEER P K**
DIRECTOR	DIRECTOR
DIN: 07209262	DIN: 08166826

DATE: 9TH DECEMBER 2020
PLACE: BANGALORE

Directors Report – Financial Year Ended 31.03.2020

Page 6 of 6

FORM NO. MGT 9
EXTRACT OF ANNUAL RETURN
As on financial year ended on 31.03.2020

Pursuant to Section 92 (3) of the Companies Act, 2013 and rule 12(1) of the Company (Management & Administration) Rules, 2014.

I. REGISTRATION & OTHER DETAILS:		
1	CIN	U72900AP2018FTC109240
2	Registration Date	20/09/2018
3	Name of the Company	BELFRICS BT PRIVATE LIMITED
4	Category/Sub-category of the Company	PRIVATE LIMITED LIMITED BY SHARES
5	Address of the Registered office & contact details	QUBERPOX, 10-28-1, V MALL, 4TH FLOOR, FACOR LAYOUT, WALTAIR UPLANDS, VISHAKAPATNAM ANDRA PRADESH INDIA 530003 Phone: 080-69000109 Email: jabeer@belfrics.com
6	Whether listed company	NO
7	Name, Address & contact details of the Registrar & Transfer Agent, if any.	NA

II. PRINCIPAL BUSINESS ACTIVITIES OF THE COMPANY

(All the business activities contributing 10 % or more of the total turnover of the company shall be stated)

S. No.	Name and Description of main products / services	NIC Code of the Product/service	% to total turnover of the company
1	INFORMATION AND COMMUNICATION - DATA PROCESSING, HOSTING	J7	100
2			
3			

III. PARTICULARS OF HOLDING, SUBSIDIARY AND ASSOCIATE COMPANIES

SN	Name and address of the Company	CIN/GLN	Holding/ Subsidiary/ Associate	% of shares held	Applicable Section
1	BELFRICS MALAYSIA SDN. BHD. Address: House	NA	Holding	100	NA
2					
3					

IV. SHARE HOLDING PATTERN

(Equity share capital breakup as percentage of total equity)

(i) Category-wise Share Holding

Category of Shareholders	No. of Shares held at the beginning of the year				No. of Shares held at the end of the year				% Change during the year
	Demat	Physical	Total	% of Total Shares	Demat	Physical	Total	% of Total Shares	
A. Promoters									
(1) Indian									
a) Individual/ HUF	-	-	-	0.00%	-	-	-	0.00%	0.00%
b) Central Govt	-	-	-	0.00%	-	-	-	0.00%	0.00%
c) State Govt(s)	-	-	-	0.00%	-	-	-	0.00%	0.00%
d) Bodies Corp.	-	-	-	0.00%	-	-	-	0.00%	0.00%
e) Banks / FI	-	-	-	0.00%	-	-	-	0.00%	0.00%
f) Any other	-	-	-	0.00%	-	-	-	0.00%	0.00%
Sub Total (A) (1)	-	-	-	**0.00%**	-	-	-	**0.00%**	**0.00%**
(2) Foreign									
a) NRI Individuals	-	-	-	0.00%	-	-	-	0.00%	0.00%
b) Other Individuals	-	-	-	0.00%	-	-	-	0.00%	0.00%
c) Bodies Corp.	-	10,000	10,000	100.00%	-	10,000	10,000	100.00%	0.00%
d) Bank / FII's	-	-	-	0.00%	-	-	-	0.00%	0.00%
d) Any other	-	-	-	0.00%	-	-	-	0.00%	0.00%
Sub Total (A) (2)	-	10,000	10,000	100.00%	-	10,000	10,000	100.00%	0.00%
TOTAL (A)	-	10,000	10,000	100.00%	-	10,000	10,000	100.00%	0.00%

B. Public									
1. Institutions									
a) Mutual Funds	-	-	-	0.00%	-	-	-	0.00%	0.00%
b) Banks / FI	-	-	-	0.00%	-	-	-	0.00%	0.00%
c) Central Govt	-	-	-	0.00%	-	-	-	0.00%	0.00%
d) State Govt(s)	-	-	-	0.00%	-	-	-	0.00%	0.00%
e) Venture Capital Funds	-	-	-	0.00%	-	-	-	0.00%	0.00%
f) Insurance	-	-	-	0.00%	-	-	-	0.00%	0.00%
g) FIIs	-	-	-	0.00%	-	-	-	0.00%	0.00%
h) Foreign Venture Capital Funds	-	-	-	0.00%	-	-	-	0.00%	0.00%
i) Others (specify)	-	-	-	0.00%	-	-	-	0.00%	0.00%
Sub-total (B)(1):-	-	-	-	0.00%	-	-	-	0.00%	0.00%
2. Non-Institutions									
a) Bodies Corp.									
i) Indian	-	-	-	0.00%	-	-	-	0.00%	0.00%
ii) Overseas	-	-	-	0.00%	-	-	-	0.00%	0.00%
b) Individuals									
i) Individual shareholders holding nominal share capital upto Rs. 1 lakh	-	-	-	0.00%	-	-	-	0.00%	0.00%
ii) Individual shareholders holding nominal share capital in excess of Rs 1 lakh	-	-	-	0.00%	-	-	-	0.00%	0.00%
c) Others (specify)									
Non Resident Indians	-	-	-	0.00%	-	-	-	0.00%	0.00%
Overseas Corporate Bodies	-	-	-	0.00%	-	-	-	0.00%	0.00%
Foreign Nationals	-	-	-	0.00%	-	-	-	0.00%	0.00%
Clearing Members	-	-	-	0.00%	-	-	-	0.00%	0.00%
Trusts	-	-	-	0.00%	-	-	-	0.00%	0.00%
Foreign Bodies - D R	-	-	-	0.00%	-	-	-	0.00%	0.00%
Sub-total (B)(2):-	-	-	-	0.00%	-	-	-	0.00%	0.00%
Total Public (B)	-	-	-	0.00%	-	-	-	0.00%	0.00%
C. Shares held by Custodian for GDRs & ADRs	-	-	-	0.00%	-	-		0.00%	0.00%
Grand Total (A+B+C)	-	10,000	10,000	100.00%	-	10,000	10,000	100.00%	0.00%

(ii) Shareholding of Promoter

SN	Shareholder's Name	Shareholding at the beginning of the year			Shareholding at the end of the year			% change in shareholding during the year
		No. of Shares	% of total Shares of the company	% of Shares Pledged/ encumbered to total shares	No. of Shares	% of total Shares of the company	% of Shares Pledged / encumbered to total shares	
1	Belfrics Malaysia SDN BHD	10,000	100.00%	0	10,000	100.00%	0	0.00%
1	0	-	0.00%	0	-	0.00%	0	0.00%
2	0	-	0.00%	0	-	0.00%	0	0.00%
3	**TOTAL**	**10,000**	**100.00%**	**0**	**10,000**	**100.00%**	**0**	**0.00%**

(iii) Change in Promoters' Shareholding (please specify, if there is no change)

SN	Particulars	Date	Reason	Shareholding at the beginning of the year		Cumulative Shareholding during the year	
				No. of shares	% of total shares	No. of shares	% of total shares
1	Name:			-	0.00%	-	0.00%
	At the beginning of the			-	0.00%	-	0.00%
	Changes during the year			-	0.00%	-	0.00%
				-	0.00%	-	0.00%
				-	0.00%	-	0.00%
	At the end of the year			-	0.00%	-	0.00%

SN	Particulars	Date	Reason	Shareholding at the beginning of the year		Cumulative Shareholding during the year	
				No. of shares	% of total shares	No. of shares	% of total shares
1	Name:			-	0.00%	-	0.00%
	At the beginning of the			-	0.00%	-	0.00%
	Changes during the year			-	0.00%	-	0.00%
				-	0.00%	-	0.00%
				-	0.00%	-	0.00%
	At the end of the year			-	0.00%	-	0.00%

(iv) Shareholding Pattern of top ten Shareholders
(Other than Directors, Promoters and Holders of GDRs and ADRs):

SN	For each of the Top 10 shareholders	Date	Reason	Shareholding at the beginning of the year		Cumulative Shareholding during the year	
				No. of shares	% of total shares	No. of shares	% of total shares
1	Name:						
	At the beginning of the			-	0.00%	-	0.00%
	Changes during the year			-	0.00%	-	0.00%
	At the end of the year			-	0.00%	-	0.00%
2	Name:						
	At the beginning of the			-	0.00%	-	0.00%
	Changes during the year			-	0.00%	-	0.00%
	At the end of the year			-	0.00%	-	0.00%

(v) Shareholding of Directors and Key Managerial Personnel:

SN	Shareholding of each Directors and each Key Managerial Personnel	Date	Reason	Shareholding at the beginning of the year		Cumulative Shareholding during the year	
				No. of shares	% of total shares	No. of shares	% of total shares
1	Name:						
	At the beginning of the			-	0.00%	-	0.00%
	Changes during the year			-	0.00%	-	0.00%
	At the end of the year			-	0.00%	-	0.00%
1	Name:						
	At the beginning of the			-	0.00%	-	0.00%
	Changes during the year			-	0.00%	-	0.00%
	At the end of the year			-	0.00%	-	0.00%

V. INDEBTEDNESS

Indebtedness of the Company including interest outstanding/accrued but not due for payment.

(Amt. Rs./Lacs)

Particulars	Secured Loans excluding deposits	Unsecured Loans	Deposits	Total Indebtedness
Indebtedness at the beginning of the financial year				
i) Principal Amount	-	51,15,500.00	-	51,15,500.00
ii) Interest due but not paid	-	-	-	-
iii) Interest accrued but not due	-	-	-	-
Total (i+ii+iii)	-	51,15,500.00	-	51,15,500.00
Change in Indebtedness during the financial year				
* Addition	-	27,78,753.00	-	27,78,753.00
* Reduction	-	-	-	-
Net Change	-	27,78,753.00	-	27,78,753.00
Indebtedness at the end of the financial year				
i) Principal Amount	-	78,94,253.00	-	78,94,253.00
ii) Interest due but not paid	-	-	-	-
iii) Interest accrued but not due	-	-	-	-
Total (i+ii+iii)	-	78,94,253.00	-	78,94,253.00

VI. REMUNERATION OF DIRECTORS AND KEY MANAGERIAL PERSONNEL

A. Remuneration to Managing Director, Whole-time Directors and/or Manager:

SN.	Particulars of Remuneration	Name of MD/WTD/ Manager		Total Amount
	Name	Jabeer K M	V Mohankrishnan	(Rs/Lac)
	Designation	WTD	WTD	
1	Gross salary			
	(a) Salary as per provisions contained in section 17(1) of the Income-tax Act, 1961	-	-	-
	(b) Value of perquisites u/s 17(2) Income-tax Act, 1961	-	-	-
	(c) Profits in lieu of salary under section 17(3) Income- tax Act, 1961	-	-	-
2	Stock Option	-	-	-
3	Sweat Equity	-	-	-
4	Commission			-
	- as % of profit	-	-	-
	- others, specify	-	-	-
5	Others, please specify	-	-	-
	Total (A)	-	-	-
	Ceiling as per the Act	No Limit	No Limit	

B. Remuneration to other Directors

SN.	Particulars of Remuneration	Name of Directors			Total Amount
					(Rs/Lac)
1	Independent Directors	NA			
	Fee for attending board committee				-
	Commission				-
	Others, please specify				-
	Total (1)	-	-	-	-
2	Other Non-Executive Directors	NA			-
	Fee for attending board committee				-
	Commission				-
	Others, please specify				-
	Total (2)	-	-	-	-
	Total (B)=(1+2)	-	-	-	-
	Total Managerial Remuneration				-
	Overall Ceiling as per the Act				

C. Remuneration to Key Managerial Personnel other than MD/Manager/WTD

SN.	Particulars of Remuneration	Name of Key Managerial Personnel			Total Amount
	Name	NA	NA	NA	(Rs/Lac)
	Designation	CEO	CFO	CS	
1	Gross salary				
	(a) Salary as per provisions contained in section 17(1) of the Income-tax				-
	(b) Value of perquisites u/s 17(2)				-
	(c) Profits in lieu of salary under section 17(3) Income- tax Act, 1961				-
2	Stock Option				-
3	Sweat Equity				-
4	Commission				
	- as % of profit				-
	- others, specify				-
5	Others, please specify				-
	Total	-	-	-	-

VII. PENALTIES / PUNISHMENT/ COMPOUNDING OF OFFENCES:

Type	Section of the Companies Act	Brief Description	Details of Penalty / Punishment/ Compounding fees imposed	Authority [RD / NCLT/ COURT]	Appeal made, if any (give Details)
A. COMPANY					
Penalty		NA	NA	NA	NA
Punishment		NA	NA	NA	NA
Compounding		NA	NA	NA	NA
B. DIRECTORS					
Penalty		NA	NA	NA	NA
Punishment		NA	NA	NA	NA
Compounding		NA	NA	NA	NA
C. OTHER OFFICERS IN DEFAULT					
Penalty		NA	NA	NA	NA
Punishment		NA	NA	NA	NA
Compounding		NA	NA	NA	NA

For and on behalf of the Board of Directors
BELFRICS BT PRIVATE LIMITED

JABEER K M	**VAZEEM JADEER P K**
MANAGING DIRECTOR	**DIRECTOR**
DIN: 07209262	**DIN: 08166826**

ANNEXURE II
FORM NO. AOC 2
As on financial year ended on 31.03.2020

Pursuant to clause (h) of sub-section (3) of section 134 of the Act and Rule 8(2) of the Companies (Accounts) Rules, 2014

Form for disclosure of particulars of contracts/arrangements entered into by the Company with related parties referred to in sub-section (1) of section 188 of the Companies Act, 2013 including certain arms length transactions under third proviso thereto

I. Details of contracts or arrangements of transactions not at arm's length basis:						
SL. NO.	Name of the related party and nature of relationship	Nature of Tranasction	Duration of contract/arrangements/transaction	Salient terms of the contracts or arrangements or transactions including the value	Date Of Approval By The Board, If Any	Amount paid as advance, if any
-	-	-	-	-	-	-

I. Details of contracts or arrangements of transactions not at arm's length basis:						
SL. NO.	Name of the related party and nature of relationship	Nature of Tranasction	Duration of contract/arrangements/transaction	Salient terms of the contracts or arrangements or transactions including the value	Date Of Approval By The Board, If Any	Amount paid as advance, if any
-	-	-	-	-	-	-

For and on behalf of the Board of Directors
BELFRICS BT PRIVATE LIMITED

JABEER K M	**VAZEEM JADEER P K**
MANAGING DIRECTOR	**DIRECTOR**
DIN: 07209262	**DIN: 08166826**

BELFRICS BT PRIVATE LIMITED

Regd. Office: Quberpox, 10-28-1, V Mall, 4th Floor, Facor Layout, Waltair Uplands, Vishakapatnam – 530003, Andra Pradesh, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout, Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U72900AP2018FTC109240
www.belfrics.in

NOTICE OF ANNUAL GENERAL MEETING

NOTICE is hereby given that the Second Annual General Meeting of the members of **BELFRICS BT PRIVATE LIMITED** will be held on **THURSDAY, DECEMBER 31, 2020, at 3.30 p.m.** at the branch office of the company i.e. **No 300, 14th B Cross, Sector 6, HSR Layout, Bangalore - 560102** to transact the following business:

ORDINARY BUSINESS:

1. To receive, consider, approve and adopt the audited Balance Sheet as at March 31, 2020 and audited Profit and Loss Account for the year ended on that date together with the reports of the Directors and the Auditors thereon.

2. To consider and if thought fit, to pass with or without modifications, the following Resolution as an ORDINARY RESOLUTION:

   "**Resolved that** pursuant to the provisions of sections 139 (2) and 142(1) of the Companies Act 2013 the Auditors, M/s M. Ahmed & Associates, Chartered Accountants, Bangalore were appointed as Auditors of the Company to hold office for a term of Five (5) years subject to ratification by members at every Annual General Meeting from the conclusion of First Annual General Meeting to the conclusion of the Sixth Annual General Meeting at such remuneration as may be determined by the Board of Directors of the Company from time to time. Their appointment is hereby ratified in this the SECOND Annual General Meeting."

By order of the Board of Directors
BELFRICS BT PRIVATE LIMITED

JABEER K M	**VAZEEM JADEER P K**
DIRECTOR	DIRECTOR
DIN: 07209262	**DIN: 08166826**

PLACE: BANGALORE
DATE: 9TH DECEMBER 2020

NOTES:

1. A MEMBER ENTITLED TO ATTEND AND VOTE AT THE MEETING IS ENTITLED TO APPOINT A PROXY TO ATTEND AND VOTE INSTEAD OF HIMSELF AND THE PROXY NEED NOT BE A MEMBER OF THE COMPANY.
2. PROXIES, IN ORDER TO BE EFFECTIVE, MUST BE RECEIVED AT THE REGISTERED OFFICE OF THE COMPANY NOT LESS THAN 48 HOURS BEFORE THE MEETING.

M. Ahmed & Associates
Chartered Accountants

INDEPENDENT AUDITORS' REPORT

TO,
THE MEMBERS,
BELFRICS BT PRIVATE LIMITED,

REPORT ON THE STANDALONE FINANCIAL STATEMENTS

OPINION

We have audited the accompanying Standalone financial statements of **M/s. BELFRICS BT PRIVATE LIMITED ("*the Company*")** which comprises the Balance Sheet as at March 31, 2020, the Statement of Profit and Loss, and statement of cash flows for the year then ended, and notes to the financial statements, including a summary of significant accounting policies and other explanatory information.

In our opinion and to the best of our information and according to the explanations given to us, the aforesaid standalone financial statements give the information required by the Act in the manner so required and give a true and fair view in conformity with the accounting principles generally accepted in India, of the state of affairs of the Company as at March 31, 2020, and profit/loss, and its cash flows for the year ended on that date.

BASIS FOR OPINION

We conducted our audit in accordance with the Standards on Auditing (SAs) specified under section 143(10) of the Companies Act, 2013. Our responsibilities under those Standards are further described in the Auditor's Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Company in accordance with the Code of Ethics issued by the Institute of Chartered Accountants of India together with the ethical requirements that are relevant to our audit of the financial statements under the provisions of the Companies Act, 2013 and the Rules there under, and we have fulfilled our other ethical responsibilities in accordance with these requirements and the Code of Ethics. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

KEY AUDIT MATTERS

Key audit matters are those matters that, in our professional judgment, were of most significance in our audit of the standalone financial statements of the current period. These matters were addressed in the context of our audit of the standalone financial statements as a whole, and in forming our opinion thereon, and we do not provide a separate opinion on these matters. We have determined the matters described below to be the key audit matters to be communicated in our report.

Sr. No.	Key Audit Matter
	None

OTHER MATTER

We draw attention to the following matters in the Notes to the financial statements:

Auditors' Report as at Balance Sheet date 31.03.2020 Page 1 of 4

(91) 80 2554 7868
(91) 98 4418 7192
info@mahmedassociates.in
T1, Osmood Towers, No 33, S.V. Road, Ulsoor, Bangalore – 560008, KA, INDIA
www.mahmedassociates.in

M. Ahmed & Associates
Chartered Accountants

1. The company has 1 branch, relevant records and documents were obtained by the branch and reporting is included in the financial reports of the company.

2. In our opinion there is no adverse observation or matters which have effect on the function of the company or the going concern nature of the company.

RESPONSIBILITY OF MANAGEMENT FOR THE STANDALONE FINANCIAL STATEMENTS

The Company's Board of Directors is responsible for the matters stated in section 134(5) of the Companies Act, 2013 ("the Act") with respect to the preparation of these standalone financial statements that give a true and fair view of the financial position, financial performance, and cash flows of the Company in accordance with the accounting principles generally accepted in India, including the accounting Standards specified under section 133 of the Act. This responsibility also includes maintenance of adequate accounting records in accordance with the provisions of the Act for safeguarding of the assets of the Company and for preventing and detecting frauds and other irregularities; selection and application of appropriate implementation and maintenance of accounting policies; making judgments and estimates that are reasonable and prudent; and design, implementation and maintenance of adequate internal financial controls, that were operating effectively for ensuring the accuracy and completeness of the accounting records, relevant to the preparation and presentation of the financial statement that give a true and fair view and are free from material misstatement, whether due to fraud or error.

That Board of Directors are also responsible for overseeing the company's financial reporting process

AUDITOR'S RESPONSIBILITYFOR THE AUDIT OF THE FINANCIAL STATEMENTS

As part of an audit in accordance with SAs, we exercise professional judgment and maintain professional skepticism throughout the audit. We also:

Auditors' Report as at Balance Sheet date 31.03.2020 Page 2 of 4

(91) 80 2554 7868
(91) 98 4418 7192
info@mahmedassociates.in
T1, Osmood Towers, No 33, S.V. Road, Ulsoor, Bangalore – 560008, KA, INDIA
www.mahmedassociates.in

M. Ahmed & Associates
Chartered Accountants

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances. Under section 143(3)(i) of the Companies Act, 2013, we are also responsible for expressing our opinion on whether the company has adequate internal financial controls system in place and the operating effectiveness of such controls

We also provide those charged with governance with a statement that we have complied with relevant ethical requirements regarding independence, and to communicate with them all relationships and other matters that may reasonably be thought to bear on our independence, and where applicable, related safeguards. From the matters communicated with those charged with governance, we determine those matters that were of most significance in the audit of the financial statements of the current period and are therefore the key audit matters. We describe these matters in our auditor's report unless law or regulation precludes public disclosure about the matter or when, in extremely rare circumstances, we determine that a matter should not be communicated in our report because the adverse consequences of doing so would reasonably be expected to outweigh the public interest benefits of such communication.

Report on Other Legal and Regulatory Requirements

As required by the Companies (Auditor's Report) Order, 2016 ("the Order"), issued by the Central Government of India in terms of sub-section (11) of section 143 of the Companies Act, 2013, we are required to give in the Annexure a statement on the matters specified in paragraphs 3 and 4 of the Order, to the extent applicable. Since, in our opinion and according to the information and explanation given to us and on the basis of the opinion obtained by the company, the said order is not applicable to the company.

As required by Section 143(3) of the Act, we report that:

We have sought and obtained all the information and explanations which to the best of our knowledge and belief were necessary for the purposes of our audit.

Auditors' Report as at Balance Sheet date 31.03.2020

Page 3 of 4

(91) 80 2554 7868
(91) 98 4418 7192
info@mahmedassociates.in
T1, Osmood Towers, No 33, S.V. Road, Ulsoor, Bangalore – 560008, KA, INDIA
www.mahmedassociates.in

M. Ahmed & Associates
Chartered Accountants

a. In our opinion, proper books of account as required by law have been kept by the Company so far as it appears from our examination of those books.

b. The Balance Sheet, the Statement of Profit and Loss, and the Cash Flow Statement dealt with by this Report are in agreement with the books of account.

c. In our opinion, the aforesaid standalone financial statements comply with the Accounting Standards specified under Section 133 of the Act, read with Rule 7 of the Companies (Accounts) Rules, 2014.

d. On the basis of the written representations received from the directors as on 31st March, 2020 taken on record by the Board of Directors, none of the directors is disqualified as on 31st March, 2020 from being appointed as a director in terms of Section 164 (2) of the Act.

e. The company has maintained adequate internal financial controls for the effective operations of the company.

f. With respect to the other matters to be included in the Auditor's Report in accordance with Rule 11 of the Companies (Audit and Auditors) Rules, 2014, in our opinion and to the best of our information and according to the explanations given to us:

i. The Company does not have any pending litigations which would impact its financial position.

ii. The Company did not have any long-term contracts including derivative contracts for which there were any material foreseeable losses.

iii. There has been no delay in transferring amounts, required to be transferred, to the Investor Education and Protection Fund by the Company.

For M. AHMED & ASSOCIATES
Chartered Accountants

CA. MOIEZ AHMED V O
PROPRIETOR
Membership No.: 220168
Firm No.: 011810S

Place: Bangalore
Date: 9TH DECEMBER 2020

Auditors' Report as at Balance Sheet date 31.03.2020

Page 4 of 4

(91) 80 2554 7868
(91) 98 4418 7192
info@mahmedassociates.in
T1, Osmood Towers, No 33, S.V. Road, Ulsoor, Bangalore – 560008, KA, INDIA
www.mahmedassociates.in

BELFRICS BT PRIVATE LIMITED

[CIN: U72900AP2018FTC109240]

BALANCE SHEET

AS AT 31 MARCH 2020

		PARTICULARS	NOTE	AS AT 31 MARCH 2020 (INR)	AS AT 31 MARCH 2019 (INR)
A		**EQUITY AND LIABILITIES**			
	1	**Shareholders' funds**			
		a Share capital	2	1,00,000	1,00,000
		b Reserves and surplus	3	(4,93,264)	(4,08,264)
		c Money received against share warrant		-	-
	2	**Share application money pending allotment**		-	-
	3	**Non-current liabilities**			
		a Long term borrowings		-	-
		b Deferred tax liability (net)	4	-	-
		c Other long term liabilities		-	-
		d Long term provisions		-	-
	4	**Current liabilities**			
		a Short term borrowings	5	78,94,253	51,15,500
		b Trade payables	6	18,04,508	18,38,280
		c Other current liabilities		-	-
		d Short term provisions	7	95,000	27,54,908
		TOTAL		94,00,497	94,00,424
B		**ASSETS**			
	1	**Non current assets**			
		a Fixed assets			
		(i) Tangible assets		-	-
		(ii) Intangible assets		-	-
		(iii) Capital work in progress		-	-
		(iv) Intangible assets under development		-	-
		(v) Fixed assets held for sale		-	-
		b Non current investments		-	-
		c Deferred tax asset (net)		-	-
		d Long term loans and advances	8	4,00,000	4,00,000
		e Other non current assets		-	-
	2	**Current aseet**			
		a Current investments		-	-
		b Inventories		-	-
		c Trade receivables	9	90,00,000	90,00,000
		d Cash and cash equivalents	10	497	424
		e Short term loans and advances		-	-
		f Other current assets		-	-
		TOTAL		94,00,497	94,00,424

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements 1

In terms of our report attached
For M. AHMED & ASSOCIATES
Chartered Accountants

CA. MOIEZ AHMED V O
PROPRIETOR
Membership No.: 220168
Firm No.: 011810S
PLACE BANGALORE
DATE 9TH DECEMBER 2020

For and on behalf of the Board of Directors
BELFRICS BT PRIVATE LIMITED

JABEER K M
MANAGING DIRECTOR
DIN: 07209262

VAZEEM JADEER P P K
DIRECTOR
DIN: 08166826

PLACE BANGALORE
DATE 9TH DECEMBER 2020

BELFRICS BT PRIVATE LIMITED

[CIN: U72900AP2018FTC109240]

STATEMENT OF PROFIT AND LOSS

FOR THE YEAR ENDED 31 MARCH 2020

		PARTICULARS	NOTE	YEAR ENDED 31 MARCH 2020 (INR)	YEAR ENDED 31 MARCH 2019 (INR)
A		**CONTINUING OPERATIONS**			
1		Revenue form operations	11	-	90,00,000
2		Other Income		-	-
3		**Total Revenue (1+2)**		-	90,00,000
4		**Expenses**			
	a	Cost of Materials Consumed		-	-
	b	Employee benefit expenses	12	-	88,36,403
	c	Manegerial Remuneration		-	-
	d	Payment to Auditors	13	85,000	-
	e	Insurance Expenses		-	-
	f	Power and Fuel		-	58,641
	g	Finance cost		-	-
	h	Depreciation and Amortisation cost		-	-
	i	Other expenses	14	-	5,03,220
		Total Expenses		85,000	93,98,264
5		**Profit/(Loss) before exceptional, extraordinary items and tax (3-4)**		(85,000)	(3,98,264)
6		Exceptional items		-	-
7		**Profit/(Loss) before extraordinary items and tax (5-6)**		(85,000)	(3,98,264)
8		Extraordinary items		-	-
9		**Profir/(Loss) before tax (7-8)**		(85,000)	(3,98,264)
10		**Tax expenses**			
	a	Current tax expenses for the current year		-	10,000
	b	Less : MAT credit		-	-
	c	Current tax expenses for prior years		-	-
	d	Net current tax (a-b+c)		-	10,000
	e	Deferred tax		-	-
11		**Profit/(Loss) from continuing operations (9-10)**		(85,000)	(4,08,264)
B		**DISCONTINUING OPERATIONS**			
12	i	Profit/(Loss) form discontinuing operations		-	-
12	ii	Gain/(Loss) on disposal of assets / settlement of liabilities attributable to the discontinuing operations		-	-
12	iii	Add / (Less): Tax expenses of discontinuing operations			
		(a) on ordinary activities		-	-
		(b) on gain / (loss) on disposal of assets / settlement of liabilities		-	-
13		Profit / (Loss) from discontinuing operations (12i + 12ii +12iii)		-	-
C		**TOTAL OPERATIONS**			
14		**Profit / (Loss) for the year (11+13)**		(85,000)	(4,08,264)

STATEMENT OF PROFIT AND LOSS

FOR THE YEAR ENDED 31 MARCH 2020 (Cont..)

	PARTICULARS	NOTE	YEAR ENDED 31 MARCH 2020 (INR)	YEAR ENDED 31 MARCH 2019 (INR)
15 i	Earnings per share (of Rs.10 each)			
a	Basic			
	For continuing operations		(8.50)	(40.83)
	For total operations		(8.50)	(40.83)
b	Dilluted			
	For continuing operations		(8.50)	(40.83)
	For total operations		(8.50)	(40.83)
15 ii	Earnings per share excluding extraordinary items (of Rs.10 each)			
a	Basic			
	For continuing operations		(8.50)	(40.83)
	For total operations		(8.50)	(40.83)
b	Dilluted			
	For continuing operations		(8.50)	(40.83)
	For total operations		(8.50)	(40.83)

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements — 1

In terms of our report attached
For M. AHMED & ASSOCIATES
Chartered Accountants

CA. MOIEZ AHMED V O
PROPRIETOR
Membership No.: 220168
Firm No.: 011810S

PLACE BANGALORE
DATE 9TH DECEMBER 2020

For and on behalf of the Board of Directors
BELFRICS BT PRIVATE LIMITED

JABEER K M
MANAGING DIRECTOR
DIN: 07209262

VAZEEM JADEER P P K
DIRECTOR
DIN: 08166826

PLACE BANGALORE
DATE 9TH DECEMBER 2020

BELFRICS BT PRIVATE LIMITED

[CIN: U72900AP2018FTC109240]

CASH FLOW STATEMENT

FOR THE YEAR ENDED 31 MARCH 2020

	PARTICULARS	Year Ended 31 March, 2020		Year Ended 31 March, 2019	
		(INR)	(INR)	(INR)	(INR)
A	**Cash flow from operating activities**				
	Net Profit / (Loss) before extraordinary items and tax		(85,000)		(3,98,264)
	Adjustments for:				
i	Depreciation and amortisation		-		-
	Operating profit / (loss) before working capital changes		(85,000)		(3,98,264)
	Changes in working capital:				
	Adjustments for (increase) / decrease in operating assets:				
i	Inventories	-		-	
ii	Trade receivables	-		(90,00,000)	
iii	Short-term loans and advances	-		-	
iv	Long-term loans and advances	-		(4,00,000)	
v	Other current assets	-		-	
vi	Other non-current assets	-	-	-	(94,00,000)
	Adjustments for increase / (decrease) in operating liabilities:				
i	Trade payables	(33,772)		18,38,280	
ii	Other current liabilities	-		-	
iii	Other long-term liabilities	-		-	
iv	Short-term provisions	(26,59,908)		27,54,908	
v	Long-term provisions	-	(26,93,680)	-	45,93,188
	Cash generated from operations (Before extraordinary items)		(27,78,680)		(52,05,076)
	Cash flow from extraordinary items		-		-
	Cash generated from operations		(27,78,680)		(52,05,076)
	Net income tax (paid) / refunds		-		10,000
	Net cash flow from / (used in) operating activities (A)		(27,78,680)		(52,15,076)
B	**Cash flow from investing activities**				
	Capital expenditure on fixed assets, including capital advances		-		-
	Cash flow from extraordinary items		-		-
			-		-
	Net income tax (paid) / refunds		-		-
	Net cash flow from / (used in) investing activities (B)		-		-
C	**Cash flow from financing activities**				
	Proceeds from issue of equity shares		1,00,000		1,00,000
	Cash flow from extraordinary items		-		-
	Proceeds from other short term borrowings		27,78,753		51,15,500
	Net cash flow from / (used in) financing activities (C)		28,78,753		52,15,500
D	**Net increase / (decrease) in Cash and cash equivalents (A+B+C)**		1,00,073		424
	Cash and cash equivalents at the beginning of the year	424		-	
	Effect of exchange differences on restatement of foreign currency Cash and cash	-	424	-	-
	Cash and cash equivalents at the end of the year		1,00,497		424

CASH FLOW STATEMENT

FOR THE YEAR ENDED 31 MARCH 2020 (Cont.)

PARTICULARS	Year Ended 31 March, 2020 (INR)	(INR)	Year Ended 31 March, 2019 (INR)	(INR)
Reconciliation of Cash and cash equivalents with the Balance Sheet:				
Cash and cash equivalents as per Balance Sheet		497		424
Less: Bank balances not considered as Cash and cash equivalents as defined in AS 3		-		-
Net Cash and cash equivalents		497		424
Add: Current investments considered as part of Cash and cash equivalents (as defined		-		-
Cash and cash equivalents at the end of the year *		497		424
*** Comprises:**				
Cash on hand		-		-
In current accounts		497		424
		497		424

Notes:
(i) The Cash Flow Statement reflects the combined cash flows pertaining to continuing and discounting operations.

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements

In terms of our report attached
For M. AHMED & ASSOCIATES
Chartered Accountants

CA. MOIEZ AHMED V O
PROPRIETOR
Membership No.: 220168
Firm No.: 011810S

PLACE BANGALORE
DATE 9TH DECEMBER 2020

For and on behalf of the Board of Directors
BELFRICS BT PRIVATE LIMITED

JABEER K M
MANAGING DIRECTOR
DIN: 07209262

VAZEEM JADEER P P K
DIRECTOR
DIN: 08166826

PLACE BANGALORE
DATE 9TH DECEMBER 2020

BELFRICS BT PRIVATE LIMITED

[CIN: U72900AP2018FTC109240]

NOTES

TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 MARCH 2020

2 SHARE CAPITAL

	PARTICULARS	As at 31 March 2020	As at 31 March 2019
a	Authorized		
	Equity shares of Rs.10 each with voting rights	1,00,000	1,00,000
b	Issued		
	Equity shares of Rs.10 each with voting rights	1,00,000	1,00,000
c	Subscribed and fully paid up		
	Equity shares of Rs.10 each with voting rights	1,00,000	1,00,000
d	Subscribed and not fully paid up		
	Equity shares of Rs.10 each with voting rights	-	-

(i) Reconcillation of the number of shares and amount outstanding at the beginning and end of reporting period

PARTICULARS	Opening Balance	Fresh Issue	Bonus	ESOP	Conversion	Buy Back	Other Changes	Closing Balance
Equity shares with voting rights								
Year ended 31.03.2020								
No of Shares	10,000	-	-	-	-	-	-	10,000
Amount	1,00,000	-	-	-	-	-	-	1,00,000
Year ended 31.03.2019								
No of Shares	-	10,000	-	-	-	-	-	10,000
Amount	-	1,00,000	-	-	-	-	-	1,00,000

(ii) Details of shares held by shareholder holding more than 5% shares:

	CLASS OF SHARES / NAME OF SHAREHOLDER	As at 31 March 2020 Number of Shares Held	As at 31 March 2020 % Holding in that class of Shares	As at 31 March 2019 Number of Shares Held	As at 31 March 2019 % Holding in that class of Shares
I	Equity shares with voting rights				
	Belfrics Malaysia SDN BHD	10,000	100%	10,000	100%

3 RESERVES AND SURPLUS

	PARTICULARS	As at 31 March 2020	As at 31 March 2019
a	Surplus / (Deficit) in statement of Profit and Loss		
	Opening Balance	(4,08,264)	-
	Add: Profit / (Loss) for the year	(85,000)	(4,08,264)
	Less: Interim Divident	-	-
	Divident Proposed to be distributed to Equity shares	-	-
	Tax on dividend	-	-
	General Reserves	-	-
	Closing Balance	(4,93,264)	(4,08,264)
	Total closing balance	(4,93,264)	(4,08,264)

4 DEFERRED TAX (LIABILITY) / ASSET

		PARTICULARS	SCHEDULE	As at 31st March 2020	As at 31st March 2019
		Deferred Tax (Liability)/Asset		-	-
I		Tax effect of items constituting Deferred Tax Liability			
	a	On difference between Book balance and Tax balance of Fixed Assets		-	-
	b	On expenditure deferred in the Books but allowable for Tax purposes		-	-
	c	On items included in Reserves and Surplus pending Amortisation into the Statement of Profit and Loss		-	-
	d	Others		-	-
		Tax effect of items constituting Deferred Tax Liability		-	-
II		Tax effect of items constituting Deferred Tax Assets			
	a	Provision for compensated absences, Gratuity and other Employee Benefits		-	-
	b	Provision for doubtful Debts/Advances		-	-
	c	Disallowances under Section 40(a)(i), 43B of the Income Tax Act, 1961		-	-
	d	On difference between Book balance and Tax balance of Fixed Assets		-	-
	e	Unabsorbed Depreciation carried forward		-	-
	f	Brought forward Business Losses		-	-
	g	On items included in Reserves and Surplus pending Amortisation into the Statement of Profit and Loss		-	-
	h	Others		-	-
		Tax effect of items constituting Deferred Tax Assets		-	-
		Net Deferred Tax (Liability)/Asset		-	-

5 SHORT TERM BORROWINGS

	PARTICULARS	SCHEDULE	As at 31st March 2020	As at 31st March 2019
a	Loans and Advances from Related Parties			
	Secured			
	Unsecured	1	78,94,253	51,15,500
			78,94,253	51,15,500

6 TRADE PAYABLES

		PARTICULARS	SCHEDULE	As at 31 March 2020	As at 31 March 2019
a		Trade payables:			
	i	Acceptances	2	18,04,508	18,38,280
	ii	Other than Acceptances		-	-
				18,04,508	18,38,280

7 SHORT TREM PROVISIONS

	PARTICULARS	SCHEDULE	As at 31 March 2020	As at 31 March 2019
a	Provision for employee benefits:		-	16,56,314
b	Provision - Others:	3	85,000	10,88,594
c	Statutory payables		-	-
d	Provision for income tax	4	10,000	10,000
			95,000	27,54,908

8 LONG TERM LOANS AND ADVANCES

	PARTICULARS	SCHEDULE	As at 31 March 2020	As at 31 March 2019
a	Capital advances		-	-
b	Security deposits	5	4,00,000	4,00,000
c	Loans and advances to related parties		-	-
d	Other loans and advances		-	-
			4,00,000	4,00,000

9 TRADE RECEIVABLES

	PARTICULARS	SCHEDULE	As at 31 March 2020	As at 31 March 2019
a	Trade Receivables outstanding for a period exceeding six months from the date they were due for payment			
	Secured, considered good			
	Unsecured, considered good	6	90,00,000	-
	Doubtful			
	Less : Provision for doubtful trade receivables			
b	Other trade receivables			
	Secured, considered good			
	Unsecured, considered good		-	90,00,000
	Doubtful			
	Less : Provision for doubtful trade receivables			
			90,00,000	90,00,000

10 CASH AND CASH EQUIVALENTS

	PARTICULARS	SCHEDULE	As at 31 March 2020	As at 31 March 2019
a	Cash on hand		-	-
b	Cheques, drafts on hand		-	-
c	Balances with banks			
i	In current accounts	7	497	424
			497	424

11 REVENUE FROM OPERATIONS

	PARTICULARS	SCHEDULE	As at 31 March 2020	As at 31 March 2019
a	Sale of Products		-	-
b	Sale of Services		-	90,00,000
			-	90,00,000

12 EMPLOYEE BENEFIT EXPENSES

	PARTICULARS	As at 31 March 2020	As at 31 March 2019
a	Salaries & Allowances	-	88,29,403
b	Staff Welfare Expenses	-	7,000
		-	88,36,403

13 PAYMENT TO AUDITORS

	PARTICULARS	As at 31st March 2020	As at 31st March 2019
i	Payment to the Auditors comprises (Net of Service Tax Input Credit, where applicable)		
a	As Auditors - Statutory Audit	75,000	-
b	For Taxation Matters	-	-
c	For Company Law Matters	10,000	-
d	For Management Services	-	-
e	For Other Services	-	-
f	Reimbursement of Expenses	-	-
		85,000	-

14 OTHER EXPENSES

PARTICULARS	SCHEDULE	As at 31 March 2020	As at 31 March 2019
Advertisement Expenses		-	-
Rent including lease rentals		-	1,01,080
Repair and maintenance - Buildings		-	6,440
Repair and maintenance - Machinery		-	-
Repair and maintenance - Others		-	-
Rates and taxes		-	78,730
Communication		-	35,400
Business promotions		-	-
Travelling and conveyance		-	2,56,641
Printing and stationary		-	-
legal and professional		-	-
Prior period items		-	-
Preliminary Expenses W/o		-	-
Miscellaneous expenses		-	-
Bank Charges		-	-
Sundry Expenses		-	3,000
Subscription and periodicals		-	21,929
		-	5,03,220

15 RELATED PARTY DISCLOSURE

A Details of Related Parties

Sl. No.	Description of Relationship	Names of Related Parties
1	Key Management Personnel	Jabeer K M
2	Key Management Personnel	Vazeem Jadeer P K

B Related Party Transaction for the Year

	PARTICULARS	HOLDING COMPANY	SUBSIDIARIES	FELLOW SUBSIDIA	ASSOCIATES	KMP	RELATIVE OF KMP	TOTAL
1	Purchase of goods	-	-	-	-	-	-	-
2	Sale of goods	-	-	-	-	-	-	-
3	Purchase of fixed assets	-	-	-	-	-	-	-
4	Sale of fixed assets	-	-	-	-	-	-	-
5	Rendering of services	-	-	-	-	-	-	-
6	Receiving of services	-	-	-	-	-	-	-
7	Agency arrangements	-	-	-	-	-	-	-
8	Leasing or hire purchase arrangements	-	-	-	-	-	-	-
9	Transfer of research and development	-	-	-	-	-	-	-
10	Licence agreementsFinance	-	-	-	-	-	-	-
11	Guarantees and collaterals	-	-	-	-	-	-	-
12	Other contracts	-	-	-	-	-	-	-
		-	-	-	-	-	-	-

16 DETAILS OF FOREIGN EXCHANGE

A Details of earning in foreign exchange

PARTICULARS	As at 31st March 2020	As at 31st March 2019
Export of goods calculated on FOB basis	-	-
Interest and dividend	-	-
Royalty	-	-
Know-how	-	-
Professional and consultation fees	-	-
Management contracts	-	-
Total Earning in Foreign Exchange	-	-

A **Details of expenditure in foreign exchange**

PARTICULARS	**As at 31st March 2020**	**As at 31st March 2019**
Import of goods calculated on CIF basis		
(i) Raw materia	-	-
(ii) Component and spare parts	-	-
(iii) Capital goods	-	-
Expenditure on account of		
Royalty	-	-
Know-how	-	-
Professional and consultation fees	-	-
Interest	-	-
Other matters	-	-
Dividends paid	-	-
Total Expenditure in foreign exchange	-	-

BELFRICS BT PRIVATE LIMITED

[CIN: U72900AP2018FTC109240]

NOTES

TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 MARCH 2020

FIXED ASSETS

Tangible assets	Gross block					Accumulated depreciation and impairment					Net block	
	Balance as at 1 April, 2019	Additions / Adjustments during the year	Disposals / Adjustments during the year	Impairment / (Reversal) during the year	Balance as at 31 March, 2020	Balance as at 1 April, 2019	Depreciation / amortisation expense for the year	Deductions / Adjustments during the year	Impairment / (Reversal) during the year	Balance as at 31 March, 2020	Balance as at 31 March, 2020	Balance as at 31 March, 2019
i Owned												
A Computers	-	-	-	-	-	-	-	-	-	-	-	-
B Plant & Machinery	-	-	-	-	-	-	-	-	-	-	-	-
C Furniture & Fittings	-	-	-	-	-	-	-	-	-	-	-	-
ii Taken under finance lease	-	-	-	-	-	-	-	-	-	-	-	-
iii Intangible Assets	-	-	-	-	-	-	-	-	-	-	-	-
Total	-	-	-	-	-	-	-	-	-	-	-	-
Previous year	-	-	-	-	-	-	-	-	-	-	-	-

BELFRICS BT PRIVATE LIMITED

SCHEDULES TO FINANCIAL STATEMENTS FOR YEAR ENDED 31ST MARCH 2020
SIGNIFICANT ACCOUNTING POLICIES & NOTES TO ACCOUNTS

NOTE 1

CORPORATE INFORMATION

Belfrics BT Private Limited is a private limited company domiciled in India. The company deals in development of block chain technology and products and its advisory. Currently the company operates from Vishakapatnam and Bangalore Offices.

SIGNIFICANT ACCOUNTING POLICIES & NOTES TO ACCOUNTS

1. BASIS OF ACCOUNTING

   The financial statements of the Company have been prepared in accordance with the Generally Accepted Accounting Principles in India (Indian GAAP) to comply with the Accounting Standards notified under the Companies (Accounting Standards) Rules, 2006 (as amended) and the relevant provisions of Companies Act, 2013. The financial statements have been prepared on accrual basis under the historical cost convention.

2. USE OF ESTIMATES

   The preparation of the financial statements in conformity with Indian GAAP requires the Management to make estimates and assumptions considered in the reported amounts of assets and liabilities (including contingent liabilities) and the reported income and expenses during the year. The Management believes that the estimates used in preparation of the financial statements are prudent and reasonable. Future results could differ due to these estimates and the differences between the actual results and the estimates are recognised in the periods in which the results are known / materialise.

3. CASH AND CASH EQUIVALENTS

   Cash comprises cash on hand and demand deposits with banks. Cash equivalents are short-term balances (with an original maturity of three months or less from the date of acquisition)

4. CASH FLOW STATEMENTS

   Cash flows are reported using the indirect method, whereby profit / (loss) before extraordinary items and tax is adjusted for the effects of transactions of non-cash nature and any deferrals or accruals of past or future cash receipts or payments. The cash flows from operating, investing and financing activities of the Company are segregated based on the available information.

5. DEPRECIATION:

   Depreciation on fixed assets is provided using the straight line method. The rates of depreciation prescribed in SCHEDULE II to the Companies Act, 2013 are considered as the minimum rates. If the management estimates of the useful life of a fixed asset at the time of acquisition of the asset or of the remaining useful life on a subsequent review is shorter than that envisaged in the aforesaid schedule, depreciation is provided at a higher rate based on the management estimate of the useful life / remaining useful life. Pursuant to this policy depreciation on assets has been provided at the rates based on the following estimated useful life of the fixed assets:

Notes to accounts as at Balance Sheet date 31.03.2020 Page 1 of 4

ASSET CATEGORY	USEFUL LIFE	SLM RATE
Computer & Peripherals	3 Years	33.33%
Furniture & Fittings	10 Years	10.00%
Plant & Machinery	15 Years	06.67%
Office Equipments	5 Years	20.00%
Vehicles	10 Years	10.00%
Electrical Installations & Equipments	10 Years	10.00%

Individual assets costing Rs. 5,000 or less are depreciated at the rate of 100% in the year of acquisition. Depreciation on addition/ deletions to the assets during the year is provided on pro rata basis from/up to the date of addition/deletion.

6. REVENUE RECOGNISATIN

Sales are recognised when the substantial risk and rewards of ownership in the goods are transferred to the buyer, upon supply of goods, and are recognised net of trade discounts, rebates, sales taxes and other duties (on goods manufactured and outsourced).

Income from services rendered is recognised as the service is performed and is booked based on agreements/arrangements with the concerned parties.

Income from maintenance contracts are recognised pro-rata over the period of the contract.

7. TANGIBLE FIXED ASSETS :

Fixed assets are carried at cost less accumulated depreciation and impairment losses, if any. The cost of fixed assets includes interest on borrowings attributable to acquisition of qualifying fixed assets up to the date the asset is ready for its intended use and other incidental expenses incurred up to that date. Exchange differences arising on restatement / settlement of long-term foreign currency borrowings relating to acquisition of depreciable fixed assets are adjusted to the cost of the respective assets and depreciated over the remaining useful life of such assets.
Fixed assets acquired and put to use for project purpose are capitalised and depreciation thereon is included in the project cost till commissioning of the project.

8. FORIGN CURRENCY TRANACTIONS AND TRANSLATIONS

Initial recognition:
Transactions in foreign currencies entered into by the Company and its integral foreign operations are accounted at the exchange rates prevailing on the date of the transaction or at rates that closely approximate the rate at the date of the transaction. Foreign currency monetary items (other than derivative contracts) of the Company and its net investment in non-integral foreign operations outstanding at the Balance Sheet date are restated at the year-end rates.

In the case of integral operations, assets and liabilities (other than non-monetary items), are translated at the exchange rate prevailing on the Balance Sheet date. Non-monetary items are carried at historical cost. Revenue and expenses are translated at the average exchange rates prevailing during the year. Exchange differences arising out of these translations are charged to the Statement of Profit and Loss.

Treatment of exchange differences:
Exchange differences arising on settlement / restatement of short-term foreign currency monetary assets and liabilities of the Company and its integral foreign operations are recognised as income or expense in the Statement of Profit and Loss. The exchange differences on restatement / settlement of loans to non-integral foreign operations that are considered as net investment in such operations are accumulated in a "Foreign currency translation reserve" until disposal / recovery of the net investment.

Notes to accounts as at Balance Sheet date 31.03.2020 Page 2 of 4

The exchange differences arising on restatement / settlement of long-term foreign currency monetary items are capitalised as part of the depreciable fixed assets to which the monetary item relates and depreciated over the remaining useful life of such assets or amortised on settlement / over the maturity period of such items if such items do not relate to acquisition of depreciable fixed assets. The unamortised balance is carried in the Balance Sheet as "Foreign currency monetary item translation difference account" net of the tax effect thereon.

Accounting of forward contracts
Premium / discount on forward exchange contracts, which are not intended for trading or speculation purposes, are amortised over the period of the contracts if such contracts relate to monetary items as at the Balance Sheet date.

9. EMPLOYEE BENEFITS

Employee benefits include provident fund, superannuation fund, gratuity fund, compensated absences, long service awards and post-employment medical benefits.

10. EARNINGS PER SHARE

Basic earnings per share is computed by dividing the profit / (loss) after tax (including the post tax effect of extraordinary items, if any) by the weighted average number of equity shares outstanding during the year. Diluted earnings per share is computed by dividing the profit / (loss) after tax (including the post tax effect of extraordinary items, if any) as adjusted for dividend, interest and other charges to expense or income relating to the dilutive potential equity shares, by the weighted average number of equity shares considered for deriving basic earnings per share and the weighted average number of equity shares which could have been issued on the conversion of all dilutive potential equity shares. Potential equity shares are deemed to be dilutive only if their conversion to equity shares would decrease the net profit per share from continuing ordinary operations. Potential dilutive equity shares are deemed to be converted as at the beginning of the period, unless they have been issued at a later date. The dilutive potential equity shares are adjusted for the proceeds receivable had the shares been actually issued at fair value (i.e. average market value of the outstanding shares). Dilutive potential equity shares are determined independently for each period presented. The number of equity shares and potentially dilutive equity shares are adjusted for share splits / reverse share splits and bonus shares, as appropriate.

11. TAXES ON INCOME

Current tax is the amount of tax payable on the taxable income for the year as determined in accordance with the provisions of the Income Tax Act, 1961.
Deferred tax is recognised on timing differences, being the differences between the taxable income and the accounting income that originate in one period and are capable of reversal in one or more subsequent periods. Deferred tax is measured using the tax rates and the tax laws enacted or substantially enacted as at the reporting date. Deferred tax liabilities are recognised for all timing differences. Deferred tax assets in respect of unabsorbed depreciation and carry forward of losses are recognised only if there is virtual certainty that there will be sufficient future taxable income available to realise such assets. Deferred tax assets are recognised for timing differences of other items only to the extent that reasonable certainty exists that sufficient future taxable income will be available against which these can be realised. Deferred tax assets and liabilities are offset if such items relate to taxes on income levied by the same governing tax laws and the Company has a legally enforceable right for such set off. Deferred tax assets are reviewed at each Balance Sheet date for their realisability.
Current and deferred tax relating to items directly recognised in equity is recognised in equity and not in the Statement of Profit and Loss.

Notes to accounts as at Balance Sheet date 31.03.2020

Page 3 of 4

12. INTANGIBLE ASSETS:

The company does not hold any intangible assets during the period.

13. CURRENT ASSETS, LOANS AND ADVANCES

In the opinion of the board of directors, the current assets, loans and advances are approximately of the value stated, if realized in the ordinary course of business and that the provisions for depreciation and all known and ascertained liabilities are adequate and not in excess of the amount reasonably necessary.

Balances are subject to confirmation from respective parties.

14. CONTINGENT LIABILITY:

A contingent liability is a possible obligation that arises from past events whose existence will be confirmed by the occurrence or non-occurrence of one or more uncertain future events beyond the control of the Company or a present obligation that is not recognized because it is not probable that an outflow of resources will be required to settle the obligation. A contingent liability also arises in extremely rare cases where there is a liability that cannot be recognized because it cannot be measured reliably. The Company does not recognize a contingent liability but discloses its existence in the financial statements.

There is no liability provided as contingency as on 31st March 2020

15. PROVISIONS

A provision is recognised when the Company has a present obligation as a result of past event, it is probable that an outflow of resources will be required to settle the obligation, in respect of which a reliable estimate can be made. Provisions are not discounted to its present value and are determined based on the best estimate required to settle the obligation at the balance sheet date. These are reviewed at each balance sheet date and adjusted to reflect the current best estimates.

In terms of our report attached
For M. AHMED & ASSOCIATES
Chartered Accountants

CA.MOIEZ AHMED V O
PROPRIETOR
Membership No: 220168
Firm No.: 011810S

DATE: 9TH DECEMBER 2020
PLACE: BANGALORE

For and behalf of Board of Directors
RELERICS BT PRIVATE LIMITED

JABEER K M	**VAZEEM JADEER P K**
DIRECTOR	**DIRECTOR**
DIN: 07209262	DIN: 00651486

DATE: 9TH DECEMBER 2020
PLACE: BANGALORE

Notes to accounts as at Balance Sheet date 31.03.2020

Page 4 of 4

BELFRICS BT PRIVATE LIMITED

Regd. Office: Quberpox, 10-28-1, V Mall, 4th Floor, Facor Layout, Waltair Uplands,
Vishakapatnam – 530003, Andra Pradesh, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout,
Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U72900AP2018FTC109240
www.belfrics.in

DIRECTOR'S REPORT

To,
The Members,
BELFRICS BT PRIVATE LIMITED

Your Directors are pleased to present the **THIRD ANNUAL REPORT** of your Company together with the Audited Statement of Accounts and the Auditors' Report of your company for the financial year ended, 31st March, 2021.

The summarized financial results for the year ended 31st March, 2021 are as under:

FINANCIAL RESULTS

Particular	For the financial year ended 31st March, 2021 Amount in Rs.	For the financial year ended 31st March, 2020 Amount in Rs.
Sales and Other Income	NIL	NIL
Expenditure	86,697	85,000
Profit before Tax	(86,697)	(85,000)
Provision for Taxation		
1. Current	(9,000)	-
2. Deferred	-	-
Profit after Tax	(77,697)	(85,000)
Earnings per Equity Share		
1. Basic	(7.77)	(8.50)
2. Diluted	(7.77)	(8.50)

REVIEW OF OPERATION

The net loss for the year under review has been Rs. 77,697/-. Your Directors are continuously looking for avenues for future growth of the Company.

STATE OF AFFAIRS

The company is engaged in the business of development and implementation of SaaS products particularly in block chain technology development.

CHANGE IN NATURE OF BUSINESS, IF ANY

There is no change in the business activities of the company.

ANNUAL RETURN

The extracts of the Annual Return pursuant to the provisions of Section 92 of Companies Act, 2013 read with Rule 12 of the Companies (Management and Administration) Rules, 2014 in Form No. MGT – 9 is enclosed herewith in **Annexure I**

Directors Report – Financial Year Ended 31.03.2021 Page 1 of 6

BELFRICS BT PRIVATE LIMITED
Regd. Office: Quberpox, 10-28-1, V Mall, 4th Floor, Facor Layout, Waltair Uplands, Vishakapatnam – 530003, Andra Pradesh, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout, Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U72900AP2018FTC109240
www.belfrics.in

HUMAN RESOURCES

The well disciplined workforce which has served the Company lies at the very foundation of the Company's major achievements and shall well continue for the years to come. The Management has always carried out systematic appraisal of performance and imparted training at periodic intervals. The Company has always recognized talent and has judiciously followed the principle of rewarding performance.

INTERNAL CONTROL SYSTEM AND THEIR ADEQUACY

The Company has adequate system of internal control to safeguard and protect from loss, unauthorized use or disposition of its assets. All the transactions are properly authorized, recorded and reported to the Management. The Company is following all the applicable Accounting Standards for properly maintaining the books of accounts and reporting Financial Statements. The internal auditor of the Company checks and verifies the internal control and monitors them in accordance with policy adopted by the Company. Even through this non-production period the Company continues to ensure proper and adequate systems and procedures commensurate with its size and nature of its business.

NUMBER OF BOARD MEETINGS CONDUCTED DURING THE YEAR

The following are the details of meetings of board of directors or committees held during the financial year.

S.NO	NUMBER OF BOD	DATE OF BOARD MEETING	CHAIRPERSON
1.	BTPLBM2021-01	30TH JUNE 2020	Mr. Jabeer K M
2.	BTPLBM2021-02	15TH SEPTEMBER 2020	Mr. Jabeer K M
3.	BTPLBM2021-03	9TH DECEMBER 2020	Mr. Jabeer K M
4.	BTPLBM2021-04	15TH FEBRUARY 2021	Mr. Jabeer K M
5.	BTPLBM2021-05	30TH MARCH 2021	Mr. Jabeer K M

DECLARATION UNDER SECTION 149(6)

Being a private limited company, provisions of Independent Director under section 149(6) of the Companies Act, 2013 shall not be applicable.

DIRECTORS RESPONSIBILITY STATEMENT

In accordance with the provisions of Section 134(5) of the Companies Act, 2013 the Board hereby submit that:

a. In the preparation of the annual accounts, the applicable accounting standards had been followed along with proper explanation relating to material departures,

b. The directors had selected such accounting policies and applied them consistently and made judgments and estimates that are reasonable and prudent so as to give a true and fair view of the state of affairs of the company at the end of financial year and of the profit and loss of the company for that period,

Directors Report – Financial Year Ended 31.03.2021 Page 2 of 6

BELFRICS BT PRIVATE LIMITED
Regd. Office: Quberpox, 10-28-1, V Mall, 4th Floor, Facor Layout, Waltair Uplands,
Vishakapatnam – 530003, Andra Pradesh, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout,
Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U72900AP2018FTC109240
www.belfrics.in

c. The directors had taken proper and sufficient care for the maintenance of adequate accounting records in accordance with the provisions of this act for safeguarding the assets of the company and for preventing and detecting fraud and other irregularities,

d. The directors had prepared the annual accounts on a going concern basis,

e. The directors had devised proper systems to ensure compliance with the provisions of all applicable laws and that such systems were adequate and operating effectively.

COMMENT ON AUDITOR REPORT:

There were no qualifications, reservations or adverse remarks made by the Auditors in their report.

RELATED PARTY TRANSACTIONS:

There were no contracts or arrangements entered into by the Company in accordance with provisions of Section 188 of the Companies Act, 2013. All material related party transactions that were entered into during the financial year were on an arm's length basis and were in the ordinary course of business. Form No. AOC – 2 is enclosed herewith in **Annexure II.**

There are no materially significant related party transactions made by the Company with Promoters, Directors, Key Managerial Personnel or other designated persons which may have a potential conflict with the interest of the Company at large. All Related Party Transactions are placed before the Board for approval.

PARTICULARS OF LOANS, GUARANTEES OR INVESTMENTS MADE UNDER SECTION 186 OF THE COMPANY ACT, 2013

There were no loans given, guarantees given or investments made by the company under Section 186 of the Companies Act, 2013 during the year and hence the said provision is not applicable.

RESERVES

During the financial year, the Board has not transferred any the amount to the reserves of the Company.

DIVIDEND

The Company has not recommended any dividend for the period ended 31st March, 2021.

MATERIAL CHANGES AND COMMITMENTS IF ANY AFFECTING THE FINANCIAL POSITION OF THE COMPANY OCCURRED BETWEEN THE END OF THE FINANCIAL YEAR TO WHICH THIS FINANCIAL STATEMENTS RELATES AND THE DATE OF THE REPORT.

No material changes and commitments affecting the financial position of the Company occurred between the end of the financial year to which this financial statements relate on the date of this report.

Directors Report – Financial Year Ended 31.03.2021 Page 3 of 6

BELFRICS BT PRIVATE LIMITED
Regd. Office: Quberpox, 10-28-1, V Mall, 4th Floor, Facor Layout, Waltair Uplands, Vishakapatnam – 530003, Andra Pradesh, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout, Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U72900AP2018FTC109240
www.belfrics.in

CONSERVATION OF ENERGY, TECHNOLOGY ABSORPTION, FOREIGN EXCHANGE EARNINGS AND OUTGO

The information pertaining to conservation of energy, technology absorption, foreign exchange earnings and outgo as required under Section 134(3) (m) of the Companies Act, 2013 read with Rule 8(3) of the Companies (Accounts) Rules, 2014 are:

a) **Conservation of Energy-**

1. The Company has taken necessary steps for conservation of Energy.
2. The Company has taken steps to utilize alternate sources of Energy.
3. The Company has made no capital investment on energy conservation equipments.

b) **Technology absorption-**

1. The Company has not acquired any new technology
2. The Company has not incurred an amount on research and development.

c) **Foreign Exchange Earnings and outgo-**

1. Foreign exchange earnings in terms of actual inflows was NIL
2. Foreign exchange outgo in terms of actual outflows was Rs. NIL during the year.

STATEMENTS CONCERNING DEVELOPMENT AND IMPLEMENTATION OF THE RISK MANAGEMENT POLICY OF THE COMPANY

The Company has an effective risk management policy which is capable of identifying various types of risks associated with the business, its assessment, risk handling, monitoring and reporting.

DETAILS OF POLICY DEVELOPED AND IMPLEMNTED BY THE COMPANY ON ITS CORPORATE SOCIAL RESPONSIBILITY INITIATIVES

The Company has not developed and implemented any Corporate Social Responsibility initiatives as the said provisions are not applicable to the Company.

DIRECTORS

There was no change in the constitution of board of directors of the Company. The Board comprises of:

The Board at the end of Financial Year 31st March 2021 comprises of:

S.No	Name	Designation	DIN
1.	Mr. Jabeer K M	Director	07209262
2.	Mr. Vazeem Jadeer P K	Director	08166826

Directors Report – Financial Year Ended 31.03.2021 Page 4 of 6

BELFRICS BT PRIVATE LIMITED
Regd. Office: Quberpox, 10-28-1, V Mall, 4th Floor, Facor Layout, Waltair Uplands, Vishakapatnam – 530003, Andra Pradesh, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout, Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U72900AP2018FTC109240
www.belfrics.in

SUBSIDIARIES, JOINT VENTURES AND ASSOCIATE COMPANIES

The Company is a wholly owned subsidiary of;
Belfrics Malaysia SDN. BHD. Malaysia, wherein the stakeholders of the company have 100% stake in 'Belfrics BT Private Limited".

DEPOSITS

As per Section 74 of the Companies Act, 2013 the Company has neither accepted nor renewed any deposits during the financial year.
Further the Company has not defaulted in repayment of deposits or payment of interest during the financial year.

STATUTORY AUDITORS

M/s M. Ahmed & Associates, Chartered Accountants, its office at No. 33, S.V. Road. Ulsoor, Bangalore - 560008 were appointed as statutory auditors for a period of 5 years in this the First Annual General Meeting of the Company. Their continuation with the Company is to be ratified in the ensuring Annual General Meeting of the Company and the Company has received a certificate from the auditors to the effect that they are eligible to be reappointed and not disqualified in accordance with the provisions of the Companies Act, 2013. Their appointment is to be ratified in the ensuring AGM.

DETAILS OF SIGNIFICANT AND MATERIAL ORDERS PASSED BY THE REGULATORS OR COURTS OR TRIBUNAL

There are no significant and material orders issued against the Company by any regulating authority or court or tribunal affecting the going concern status and Company's operation in future.

DISCLOSURE UNDER THE SEXUAL HARASSMENT OF WOMEN AT WORKPLACE (PREVENTION, PROHIBITION AND REDRESSAL) ACT, 2013:

The Company has duly set up an Internal Complaints Committee (ICC) in line with the requirements of The Sexual Harassment of Women at the Workplace (Prevention, Prohibition & Redressal) Act, 2013, to redress complaints received regarding sexual harassment.

The following is a summary of sexual harassment complaints received and disposed off during the year.

No of complaints received: **NIL**

No of complaints disposed off: **NIL**

FRAUD REPORTING (REQUIRED BY COMPANIES AMENDMENT BILL, 2014):

During the year under review, there were no such instances reported by the Company.

DISCLOSURE UNDER SECTION 134 (3) (CA) READ WITH SECTION 143 (12) OF THE COMPANIES ACT, 2013:

The Auditors of the Company have not reported any instances of fraud or irregularities in the Management of the Company during financial year under review.

Directors Report – Financial Year Ended 31.03.2021 Page 5 of 6

BELFRICS BT PRIVATE LIMITED
Regd. Office: Quberpox, 10-28-1, V Mall, 4th Floor, Facor Layout, Waltair Uplands, Vishakapatnam – 530003, Andra Pradesh, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout, Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U72900AP2018FTC109240
www.belfrics.in

SHARE CAPITAL

a. **Provision of money by company for purchase of its own shares by employees or by trustees for the benefit of employees**

The company has not made any provision of money for purchase of its own shares by employees or by trustees for the benefit of employees as per Rule 16(4) of Companies (share capital and debentures) Rules, 2014.

b. **Issue Of Sweat Equity Shares**

The Company has not issued any sweat equity share during the financial year in accordance with the provisions of Section 54 of Companies Act, 2013 read with Rule 8 of the Companies (Share Capital and Debentures) Rules, 2014.

c. **Issue Of Equity Shares With Differential Rights**

The Company has not issued any equity shares with differential voting rights during the financial year as per Rule 4(4) of Companies (Share capital and debentures) Rules, 2014.

d. **Issue of Employee Stock Option**

The company has not issued any employee stock option during the financial year as per Rule 12 of Companies (share capital and debentures) Rules, 2014.

ACKNOWLEDGEMENT AND APPRECIATION

The directors take this opportunity to thank Company's customers, shareholders, suppliers, bankers, and the central and state government for their consistent support to the company. The directors also wish to place on record their appreciation to employees at all levels for their hard work, dedication and commitment.

for and on behalf of the board
BELFRICS BT PRIVATE LIMITED

JABEER K M	**VAZEEM JADEER P K**
DIRECTOR	DIRECTOR
DIN: 07209262	DIN: 08166826

DATE: 29TH JULY 2021
PLACE: BANGALORE

Directors Report – Financial Year Ended 31.03.2021

Page 6 of 6

FORM NO. MGT 9
EXTRACT OF ANNUAL RETURN
As on financial year ended on 31.03.2021
Pursuant to Section 92 (3) of the Companies Act, 2013 and rule 12(1) of the Company (Management & Administration) Rules, 2014.

I. REGISTRATION & OTHER DETAILS:		
1	CIN	U72900AP2018FTC109240
2	Registration Date	20/09/2018
3	Name of the Company	BELFRICS BT PRIVATE LIMITED
4	Category/Sub-category of the Company	PRIVATE LIMITED
		LIMITED BY SHARES
5	Address of the Registered office & contact details	QUBERPOX, 10-28-1, V MALL, 4TH FLOOR, FACOR LAYOUT, WALTAIR UPLANDS, VISHAKAPATNAM ANDRA PRADESH INDIA 530003 Phone: 080-69000109 Email: jabeer@belfrics.com
6	Whether listed company	NO
7	Name, Address & contact details of the Registrar & Transfer Agent, if any.	NA

II. PRINCIPAL BUSINESS ACTIVITIES OF THE COMPANY

(All the business activities contributing 10 % or more of the total turnover of the company shall be stated)

S. No.	Name and Description of main products / services	NIC Code of the Product/service	% to total turnover of the company
1	INFORMATION AND COMMUNICATION - DATA PROCESSING, HOSTING	J7	100
2			
3			

III. PARTICULARS OF HOLDING, SUBSIDIARY AND ASSOCIATE COMPANIES

SN	Name and address of the Company	CIN/GLN	Holding/ Subsidiary/ Associate	% of shares held	Applicable Section
1	BELFRICS MALAYSIA SDN. BHD. Address: House	NA	Holding	100	NA
2					
3					

IV. SHARE HOLDING PATTERN

(Equity share capital breakup as percentage of total equity)

(i) Category-wise Share Holding

Category of Shareholders	No. of Shares held at the beginning of the year				No. of Shares held at the end of the year				% Change during the year
	Demat	Physical	Total	% of Total Shares	Demat	Physical	Total	% of Total Shares	
A. Promoters									
(1) Indian									
a) Individual/ HUF	-	-	-	0.00%	-	-	-	0.00%	0.00%
b) Central Govt	-	-	-	0.00%	-	-	-	0.00%	0.00%
c) State Govt(s)	-	-	-	0.00%	-	-	-	0.00%	0.00%
d) Bodies Corp.	-	-	-	0.00%	-	-	-	0.00%	0.00%
e) Banks / FI	-	-	-	0.00%	-	-	-	0.00%	0.00%
f) Any other	-	-	-	0.00%	-	-	-	0.00%	0.00%
Sub Total (A) (1)	-	-	-	**0.00%**	-	-	-	**0.00%**	**0.00%**
(2) Foreign									
a) NRI Individuals	-	-	-	0.00%	-	-	-	0.00%	0.00%
b) Other Individuals	-	-	-	0.00%	-	-	-	0.00%	0.00%
c) Bodies Corp.	-	10,000	10,000	100.00%	-	10,000	10,000	100.00%	0.00%
d) Bank / FII's	-	-	-	0.00%	-	-	-	0.00%	0.00%
d) Any other	-	-	-	0.00%	-	-	-	0.00%	0.00%
Sub Total (A) (2)	-	10,000	10,000	100.00%	-	10,000	10,000	100.00%	0.00%
TOTAL (A)	-	10,000	10,000	100.00%	-	10,000	10,000	100.00%	0.00%

SN	Particulars	Date	Reason	Shareholding at the beginning of the year		Cumulative Shareholding during the year	
				No. of shares	% of total shares	No. of shares	% of total shares
1	Name:			-	0.00%	-	0.00%
	At the beginning of the			-	0.00%	-	0.00%
	Changes during the year			-	0.00%	-	0.00%
				-	0.00%	-	0.00%
				-	0.00%	-	0.00%
	At the end of the year			-	0.00%	-	0.00%

(iv) Shareholding Pattern of top ten Shareholders

(Other than Directors, Promoters and Holders of GDRs and ADRs):

SN	For each of the Top 10 shareholders	Date	Reason	Shareholding at the beginning of the year		Cumulative Shareholding during the year	
				No. of shares	% of total shares	No. of shares	% of total shares
1	Name:						
	At the beginning of the			-	0.00%	-	0.00%
	Changes during the year			-	0.00%	-	0.00%
	At the end of the year			-	0.00%	-	0.00%
2	Name:						
	At the beginning of the			-	0.00%	-	0.00%
	Changes during the year			-	0.00%	-	0.00%
	At the end of the year			-	0.00%	-	0.00%

(v) Shareholding of Directors and Key Managerial Personnel:

SN	Shareholding of each Directors and each Key Managerial Personnel	Date	Reason	Shareholding at the beginning of the year		Cumulative Shareholding during the year	
				No. of shares	% of total shares	No. of shares	% of total shares
1	Name:						
	At the beginning of the			-	0.00%	-	0.00%
	Changes during the year			-	0.00%	-	0.00%
	At the end of the year			-	0.00%	-	0.00%
1	Name:						
	At the beginning of the			-	0.00%	-	0.00%
	Changes during the year			-	0.00%	-	0.00%
	At the end of the year			-	0.00%	-	0.00%

V. INDEBTEDNESS

Indebtedness of the Company including interest outstanding/accrued but not due for payment.

(Amt. Rs./Lacs)

Particulars	Secured Loans excluding deposits	Unsecured Loans	Deposits	Total Indebtedness
Indebtedness at the beginning of the financial year				
i) Principal Amount	-	78,94,253.00	-	78,94,253.00
ii) Interest due but not paid	-	-	-	-
iii) Interest accrued but not due	-	-	-	-
Total (i+ii+iii)	-	78,94,253.00	-	78,94,253.00
Change in Indebtedness during the financial year				
* Addition	-	-	-	-
* Reduction	-	4,00,000.00	-	4,00,000.00
Net Change	-	4,00,000.00	-	4,00,000.00
Indebtedness at the end of the financial year				
i) Principal Amount	-	74,94,253.00	-	74,94,253.00
ii) Interest due but not paid	-	-	-	-
iii) Interest accrued but not due	-	-	-	-
Total (i+ii+iii)	-	74,94,253.00	-	74,94,253.00

VI. REMUNERATION OF DIRECTORS AND KEY MANAGERIAL PERSONNEL

A. Remuneration to Managing Director, Whole-time Directors and/or Manager:

SN.	Particulars of Remuneration	Name of MD/WTD/ Manager		Total Amount
	Name	Jabeer K M	Vazeem Jadeer P K	(Rs/Lac)
	Designation	WTD	WTD	
1	Gross salary			
	(a) Salary as per provisions contained in section 17(1) of the Income-tax Act, 1961	-	-	-
	(b) Value of perquisites u/s 17(2) Income-tax Act, 1961	-	-	-
	(c) Profits in lieu of salary under section 17(3) Income- tax Act, 1961	-	-	-
2	Stock Option	-	-	-
3	Sweat Equity	-	-	-
4	Commission			-
	- as % of profit	-	-	-
	- others, specify	-	-	-
5	Others, please specify	-	-	-
	Total (A)	-	-	-
	Ceiling as per the Act	No Limit	No Limit	

B. Remuneration to other Directors

SN.	Particulars of Remuneration	Name of Directors			Total Amount (Rs/Lac)
1	Independent Directors	NA			
	Fee for attending board committee				-
	Commission				-
	Others, please specify				-
	Total (1)	-	-	-	-
2	Other Non-Executive Directors	NA			-
	Fee for attending board committee				-
	Commission				-
	Others, please specify				-
	Total (2)	-	-	-	-
	Total (B)=(1+2)	-	-	-	-
	Total Managerial Remuneration				-
	Overall Ceiling as per the Act				

C. Remuneration to Key Managerial Personnel other than MD/Manager/WTD

SN.	Particulars of Remuneration	Name of Key Managerial Personnel			Total Amount
	Name	NA	NA	NA	(Rs/Lac)
	Designation	CEO	CFO	CS	
1	Gross salary				
	(a) Salary as per provisions contained in section 17(1) of the Income-tax				-
	(b) Value of perquisites u/s 17(2)				-
	(c) Profits in lieu of salary under section 17(3) Income- tax Act, 1961				-
2	Stock Option				-
3	Sweat Equity				-
4	Commission				
	- as % of profit				-
	- others, specify				-
5	Others, please specify				-
	Total	-	-	-	-

VII. PENALTIES / PUNISHMENT/ COMPOUNDING OF OFFENCES:

Type	Section of the Companies Act	Brief Description	Details of Penalty / Punishment/ Compounding fees imposed	Authority [RD / NCLT/ COURT]	Appeal made, if any (give Details)
A. COMPANY					
Penalty		NA	NA	NA	NA
Punishment		NA	NA	NA	NA
Compounding		NA	NA	NA	NA
B. DIRECTORS					
Penalty		NA	NA	NA	NA
Punishment		NA	NA	NA	NA
Compounding		NA	NA	NA	NA
C. OTHER OFFICERS IN DEFAULT					
Penalty		NA	NA	NA	NA
Punishment		NA	NA	NA	NA
Compounding		NA	NA	NA	NA

For and on behalf of the Board of Directors
BELFRICS BT PRIVATE LIMITED

JABEER K M	**VAZEEM JADEER P K**
MANAGING DIRECTOR	**DIRECTOR**
DIN: 07209262	**DIN: 08166826**

ANNEXURE II

FORM NO. AOC 2

As on financial year ended on 31.03.2021

Pursuant to clause (h) of sub-section (3) of section 134 of the Act and Rule 8(2) of the Companies (Accounts) Rules, 2014

Form for disclosure of particulars of contracts/arrangements entered into by the Company with related parties referred to in sub-section (1) of section 188 of the Companies Act, 2013 including certain arms length transactions under third proviso thereto

I. Details of contracts or arrangements of transactions not at arm's length basis:						
SL. NO.	Name of the related party and nature of relationship	Nature of Tranasction	Duration of contract/arrangements/transaction	Salient terms of the contracts or arrangements or transactions including the value	Date Of Approval By The Board, If Any	Amount paid as advance, if any
-	-	-	-	-	-	-

I. Details of contracts or arrangements of transactions not at arm's length basis:						
SL. NO.	Name of the related party and nature of relationship	Nature of Tranasction	Duration of contract/arrangements/transaction	Salient terms of the contracts or arrangements or transactions including the value	Date Of Approval By The Board, If Any	Amount paid as advance, if any
-	-	-	-	-	-	-

For and on behalf of the Board of Directors
BELFRICS BT PRIVATE LIMITED

JABEER K M
MANAGING DIRECTOR
DIN: 07209262

VAZEEM JADEER P K
DIRECTOR
DIN: 08166826

BELFRICS BT PRIVATE LIMITED

Regd. Office: Quberpox, 10-28-1, V Mall, 4th Floor, Facor Layout, Waltair Uplands, Vishakapatnam – 530003, Andra Pradesh, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout, Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U72900AP2018FTC109240
www.belfrics.in

NOTICE OF ANNUAL GENERAL MEETING

NOTICE is hereby given that the **THIRD ANNUAL GENERAL** Meeting of the members of **BELFRICS BT PRIVATE LIMITED** will be held on **FRIDAY, AUGUST 2021, at 3.30 p.m.** at the branch office of the company i.e. **No 300, 14th B Cross, Sector 6, HSR Layout, Bangalore - 560102** to transact the following business:

ORDINARY BUSINESS:

1. To receive, consider, approve and adopt the audited Balance Sheet as at March 31, 2021 and audited Profit and Loss Account for the year ended on that date together with the reports of the Directors and the Auditors thereon.

2. To consider and if thought fit, to pass with or without modifications, the following Resolution as an ORDINARY RESOLUTION:

   "**Resolved that** pursuant to the provisions of sections 139 (2) and 142(1) of the Companies Act 2013 the Auditors, M/s M. Ahmed & Associates, Chartered Accountants, Bangalore were appointed as Auditors of the Company to hold office for a term of Five (5) years subject to ratification by members at every Annual General Meeting from the conclusion of First Annual General Meeting to the conclusion of the Sixth Annual General Meeting at such remuneration as may be determined by the Board of Directors of the Company from time to time. Their appointment is hereby ratified in this the THIRD Annual General Meeting."

By order of the Board of Directors
BELFRICS BT PRIVATE LIMITED

JABEER K M
DIRECTOR
DIN: 07209262

VAZEEM JADEER P K
DIRECTOR
DIN: 08166826

PLACE: BANGALORE
DATE: 29TH JULY 2021

NOTES:

1. A MEMBER ENTITLED TO ATTEND AND VOTE AT THE MEETING IS ENTITLED TO APPOINT A PROXY TO ATTEND AND VOTE INSTEAD OF HIMSELF AND THE PROXY NEED NOT BE A MEMBER OF THE COMPANY.
2. PROXIES, IN ORDER TO BE EFFECTIVE, MUST BE RECEIVED AT THE REGISTERED OFFICE OF THE COMPANY NOT LESS THAN 48 HOURS BEFORE THE MEETING.

M. Ahmed & Associates
Chartered Accountants

INDEPENDENT AUDITORS' REPORT

TO,
THE MEMBERS,
BELFRICS BT PRIVATE LIMITED,

REPORT ON THE STANDALONE FINANCIAL STATEMENTS

OPINION

We have audited the accompanying Standalone financial statements of **M/s. BELFRICS BT PRIVATE LIMITED ("*the Company*")** which comprises the Balance Sheet as at March 31, 2021, the Statement of Profit and Loss, and statement of cash flows for the year then ended, and notes to the financial statements, including a summary of significant accounting policies and other explanatory information.

In our opinion and to the best of our information and according to the explanations given to us, the aforesaid standalone financial statements give the information required by the Act in the manner so required and give a true and fair view in conformity with the accounting principles generally accepted in India, of the state of affairs of the Company as at March 31, 2021, and profit/loss, and its cash flows for the year ended on that date.

BASIS FOR OPINION

We conducted our audit in accordance with the Standards on Auditing (SAs) specified under section 143(10) of the Companies Act, 2013. Our responsibilities under those Standards are further described in the Auditor's Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Company in accordance with the Code of Ethics issued by the Institute of Chartered Accountants of India together with the ethical requirements that are relevant to our audit of the financial statements under the provisions of the Companies Act, 2013 and the Rules there under, and we have fulfilled our other ethical responsibilities in accordance with these requirements and the Code of Ethics. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

KEY AUDIT MATTERS

Key audit matters are those matters that, in our professional judgment, were of most significance in our audit of the standalone financial statements of the current period. These matters were addressed in the context of our audit of the standalone financial statements as a whole, and in forming our opinion thereon, and we do not provide a separate opinion on these matters. We have determined the matters described below to be the key audit matters to be communicated in our report.

Sr. No.	Key Audit Matter
	None

OTHER MATTER

We draw attention to the following matters in the Notes to the financial statements:

Auditors' Report as at Balance Sheet date 31.03.2021

Page 1 of 4

(91) 80 2554 7868
(91) 98 4418 7192
info@mahmedassociates.in
T1, Osmood Towers, No 33, S.V. Road, Ulsoor, Bangalore – 560008, KA, INDIA
www.mahmedassociates.in

M. Ahmed & Associates
Chartered Accountants

1. The company has 1 branch, relevant records and documents were obtained by the branch and reporting is included in the financial reports of the company.

2. In our opinion there is no adverse observation or matters which have effect on the function of the company or the going concern nature of the company.

RESPONSIBILITY OF MANAGEMENT FOR THE STANDALONE FINANCIAL STATEMENTS

The Company's Board of Directors is responsible for the matters stated in section 134(5) of the Companies Act, 2013 ("the Act") with respect to the preparation of these standalone financial statements that give a true and fair view of the financial position, financial performance, and cash flows of the Company in accordance with the accounting principles generally accepted in India, including the accounting Standards specified under section 133 of the Act. This responsibility also includes maintenance of adequate accounting records in accordance with the provisions of the Act for safeguarding of the assets of the Company and for preventing and detecting frauds and other irregularities; selection and application of appropriate implementation and maintenance of accounting policies; making judgments and estimates that are reasonable and prudent; and design, implementation and maintenance of adequate internal financial controls, that were operating effectively for ensuring the accuracy and completeness of the accounting records, relevant to the preparation and presentation of the financial statement that give a true and fair view and are free from material misstatement, whether due to fraud or error.

That Board of Directors are also responsible for overseeing the company's financial reporting process

AUDITOR'S RESPONSIBILITYFOR THE AUDIT OF THE FINANCIAL STATEMENTS

As part of an audit in accordance with SAs, we exercise professional judgment and maintain professional skepticism throughout the audit. We also:

Auditors' Report as at Balance Sheet date 31.03.2021 Page 2 of 4

(91) 80 2554 7868
(91) 98 4418 7192
info@mahmedassociates.in
T1, Osmood Towers, No 33, S.V. Road, Ulsoor, Bangalore – 560008, KA, INDIA
www.mahmedassociates.in

M. Ahmed & Associates
Chartered Accountants

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances. Under section 143(3)(i) of the Companies Act, 2013, we are also responsible for expressing our opinion on whether the company has adequate internal financial controls system in place and the operating effectiveness of such controls

We also provide those charged with governance with a statement that we have complied with relevant ethical requirements regarding independence, and to communicate with them all relationships and other matters that may reasonably be thought to bear on our independence, and where applicable, related safeguards. From the matters communicated with those charged with governance, we determine those matters that were of most significance in the audit of the financial statements of the current period and are therefore the key audit matters. We describe these matters in our auditor's report unless law or regulation precludes public disclosure about the matter or when, in extremely rare circumstances, we determine that a matter should not be communicated in our report because the adverse consequences of doing so would reasonably be expected to outweigh the public interest benefits of such communication.

Report on Other Legal and Regulatory Requirements

As required by the Companies (Auditor's Report) Order, 2016 ("the Order"), issued by the Central Government of India in terms of sub-section (11) of section 143 of the Companies Act, 2013, we are required to give in the Annexure a statement on the matters specified in paragraphs 3 and 4 of the Order, to the extent applicable. Since, in our opinion and according to the information and explanation given to us and on the basis of the opinion obtained by the company, the said order is not applicable to the company.

As required by Section 143(3) of the Act, we report that:

We have sought and obtained all the information and explanations which to the best of our knowledge and belief were necessary for the purposes of our audit.

Auditors' Report as at Balance Sheet date 31.03.2021

Page 3 of 4

(91) 80 2554 7868
(91) 98 4418 7192
info@mahmedassociates.in
T1, Osmood Towers, No 33, S.V. Road, Ulsoor, Bangalore – 560008, KA, INDIA
www.mahmedassociates.in

M. Ahmed & Associates
Chartered Accountants

a. In our opinion, proper books of account as required by law have been kept by the Company so far as it appears from our examination of those books.

b. The Balance Sheet, the Statement of Profit and Loss, and the Cash Flow Statement dealt with by this Report are in agreement with the books of account.

c. In our opinion, the aforesaid standalone financial statements comply with the Accounting Standards specified under Section 133 of the Act, read with Rule 7 of the Companies (Accounts) Rules, 2014.

d. On the basis of the written representations received from the directors as on 31st March, 2021 taken on record by the Board of Directors, none of the directors is disqualified as on 31st March, 2021 from being appointed as a director in terms of Section 164 (2) of the Act.

e. The company has maintained adequate internal financial controls for the effective operations of the company.

f. With respect to the other matters to be included in the Auditor's Report in accordance with Rule 11 of the Companies (Audit and Auditors) Rules, 2014, in our opinion and to the best of our information and according to the explanations given to us:

   i. The Company does not have any pending litigations which would impact its financial position.

   ii. The Company did not have any long-term contracts including derivative contracts for which there were any material foreseeable losses.

   iii. There has been no delay in transferring amounts, required to be transferred, to the Investor Education and Protection Fund by the Company.

For M. AHMED & ASSOCIATES
Chartered Accountants

CA. MOIEZ AHMED V O
PROPRIETOR
Membership No.: 220168
Firm No.: 011810S

Place: Bangalore
Date: 29TH JULY 2021

Auditors' Report as at Balance Sheet date 31.03.2021

Page 4 of 4

(91) 80 2554 7868
(91) 98 4418 7192
info@mahmedassociates.in
T1, Osmood Towers, No 33, S.V. Road, Ulsoor, Bangalore – 560008, KA, INDIA
www.mahmedassociates.in

BELFRICS BT PRIVATE LIMITED

[CIN: U72900AP2018FTC109240]

BALANCE SHEET

AS AT 31 MARCH 2021

		PARTICULARS	NOTE	AS AT 31 MARCH 2021 (INR)	AS AT 31 MARCH 2020 (INR)
A		EQUITY AND LIABILITIES			
1		Shareholders' funds			
	a	Share capital	2	1,00,000	1,00,000
	b	Reserves and surplus	3	(5,70,961)	(4,93,264)
	c	Money received against share warrant		-	-
2		Share application money pending allotment		-	-
3		Non-current liabilities			
	a	Long term borrowings		-	-
	b	Deferred tax liability (net)	4	-	-
	c	Other long term liabilities		-	-
	d	Long term provisions		-	-
4		Current liabilities			
	a	Short term borrowings	5	74,94,253	78,94,253
	b	Trade payables	6	18,91,708	18,04,508
	c	Other current liabilities		-	-
	d	Short term provisions	7	85,000	95,000
		TOTAL		90,00,000	94,00,497
B		ASSETS			
1		Non current assets			
	a	Fixed assets			
		(i) Tangible assets		-	-
		(ii) Intangible assets		-	-
		(iii) Capital work in progress		-	-
		(iv) Intangible assets under development		-	-
		(v) Fixed assets held for sale		-	-
	b	Non current investments		-	-
	c	Deferred tax asset (net)		-	-
	d	Long term loans and advances	8	-	4,00,000
	e	Other non current assets		-	-
2		Current aseet			
	a	Current investments		-	-
	b	Inventories		-	-
	c	Trade receivables	9	90,00,000	90,00,000
	d	Cash and cash equivalents	10	-	497
	e	Short term loans and advances		-	-
	f	Other current assets		-	-
		TOTAL		90,00,000	94,00,497

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements — 1

In terms of our report attached

For M. AHMED & ASSOCIATES
Chartered Accountants

For and on behalf of the Board of Directors
BELFRICS BT PRIVATE LIMITED

CA. MOIEZ AHMED V O
PROPRIETOR
Membership No.: 220168
Firm No.: 011810S
PLACE BANGALORE
DATE 29TH JULY 2021

JABEER K M	VAZEEM JADEER P P K
MANAGING DIRECTOR	DIRECTOR
DIN: 07209262	DIN: 08166826
PLACE	BANGALORE
DATE	29TH JULY 2021

BELFRICS BT PRIVATE LIMITED

[CIN: U72900AP2018FTC109240]

BALANCE SHEET

AS AT 31 MARCH 2021

		PARTICULARS	Apr - Jun 2020 (INR)	Apr - Sep 2020 (INR)	Apr - Dec 2020 (INR)	Apr 2020 - Mar 2021 (INR)
A		**EQUITY AND LIABILITIES**				
	1	**Shareholders' funds**				
	a	Share capital	1,00,000	1,00,000	1,00,000	1,00,000
	b	Reserves and surplus	(4,93,264)	(4,85,464)	(4,85,961)	(5,70,961)
	c	Money received against share warrant	-	-	-	-
	2	**Share application money pending allotment**	-	-	-	-
	3	**Non-current liabilities**				
	a	Long term borrowings	-	-	-	-
	b	Deferred tax liability (net)	-	-	-	-
	c	Other long term liabilities	-	-	-	-
	d	Long term provisions	-	-	-	-
	4	**Current liabilities**				
	a	Short term borrowings	78,94,253	78,94,253	78,94,253	74,94,253
	b	Trade payables	18,04,508	18,91,708	18,91,708	18,91,708
	c	Other current liabilities	-			
	d	Short term provisions	95,000	-	-	85,000
		TOTAL	94,00,497	94,00,497	94,00,000	90,00,000
B		**ASSETS**				
	1	**Non current assets**				
	a	Fixed assets				
		(i) Tangible assets	-	-	-	-
		(ii) Intangible assets	-	-	-	-
		(iii) Capital work in progress	-	-	-	-
		(iv) Intangible assets under development	-	-	-	-
		(v) Fixed assets held for sale	-	-	-	-
	b	Non current investments	-	-	-	-
	c	Deferred tax asset (net)	-	-	-	-
	d	Long term loans and advances	4,00,000	4,00,000	4,00,000	-
	e	Other non current assets	-	-	-	-
	2	**Current aseet**				
	a	Current investments	-	-	-	-
	b	Inventories	-	-	-	-
	c	Trade receivables	90,00,000	90,00,000	90,00,000	90,00,000
	d	Cash and cash equivalents	497	497	-	-
	e	Short term loans and advances	-	-	-	-
	f	Other current assets	-	-	-	-
		TOTAL	94,00,497	94,00,497	94,00,000	90,00,000

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements

In terms of our report attached

For M. AHMED & ASSOCIATES
Chartered Accountants

For and on behalf of the Board of Directors
BELFRICS BT PRIVATE LIMITED

CA. MOIEZ AHMED V O
PROPRIETOR
Membership No.: 220168
Firm No.: 011810S
PLACE BANGALORE
DATE 29TH JULY 2021

JABEER K M	**VAZEEM JADEER P P K**
MANAGING DIRECTOR	**DIRECTOR**
DIN: 07209262	**DIN: 08166826**
PLACE	**BANGALORE**
DATE	**29TH JULY 2021**

BELFRICS BT PRIVATE LIMITED

[CIN: U72900AP2018FTC109240]

STATEMENT OF PROFIT AND LOSS

FOR THE YEAR ENDED 31 MARCH 2021

		PARTICULARS	NOTE	YEAR ENDED 31 MARCH 2021 (INR)	YEAR ENDED 31 MARCH 2020 (INR)
A		CONTINUING OPERATIONS			
1		Revenue form operations		-	-
2		Other Income		-	-
3		Total Revenue (1+2)		-	-
4		Expenses			
	a	Cost of Materials Consumed		-	-
	b	Employee benefit expenses		-	-
	c	Manegerial Remuneration		-	-
	d	Payment to Auditors	11	85,000	85,000
	e	Insurance Expenses		-	-
	f	Power and Fuel		-	-
	g	Finance cost		-	-
	h	Depreciation and Amortisation cost		-	-
	i	Other expenses	12	1,697	-
		Total Expenses		86,697	85,000
5		Profit/(Loss) before exceptional, extraordinary items and tax (3-4)		(86,697)	(85,000)
6		Exceptional items		-	-
7		Profit/(Loss) before extraordinary items and tax (5-6)		(86,697)	(85,000)
8		Extraordinary items		-	-
9		Profir/(Loss) before tax (7-8)		(86,697)	(85,000)
10		Tax expenses			
	a	Current tax expenses for the current year		-	-
	b	Less : MAT credit		-	-
	c	Current tax expenses for prior years		(9,000)	-
	d	Net current tax (a-b+c)		(9,000)	-
	e	Deferred tax		-	-
11		Profit/(Loss) from continuing operations (9-10)		(77,697)	(85,000)
B		DISCONTINUING OPERATIONS			
12	i	Profit/(Loss) form discontinuing operations		-	-
12	ii	Gain/(Loss) on disposal of assets / settlement of liabilities attributable to the discontinuing operations		-	-
12	iii	Add / (Less): Tax expenses of discontinuing operations			
		(a) on ordinary activities		-	-
		(b) on gain / (loss) on disposal of assets / settlement of liabilities		-	-
13		Profit / (Loss) from discontinuing operations (12i + 12ii +12iii)		-	-
C		TOTAL OPERATIONS			
14		Profit / (Loss) for the year (11+13)		(77,697)	(85,000)

STATEMENT OF PROFIT AND LOSS
FOR THE YEAR ENDED 31 MARCH 2021 (Cont..)

		PARTICULARS	NOTE	YEAR ENDED 31 MARCH 2021 (INR)	YEAR ENDED 31 MARCH 2020 (INR)
15 i		Earnings per share (of Rs.10 each)			
	a	Basic			
		For continuing operations		(7.77)	(8.50)
		For total operations		(7.77)	(8.50)
	b	Dilluted			
		For continuing operations		(7.77)	(8.50)
		For total operations		(7.77)	(8.50)
15 ii		Earnings per share excluding extraordinary items (of Rs.10 each)			
	a	Basic			
		For continuing operations		(7.77)	(8.50)
		For total operations		(7.77)	(8.50)
	b	Dilluted			
		For continuing operations		(7.77)	(8.50)
		For total operations		(7.77)	(8.50)
		The accompanying summary of significant accounting policies and notes are an integral part of these financial statements	1		

In terms of our report attached
For M. AHMED & ASSOCIATES
Chartered Accountants

For and on behalf of the Board of Directors
BELFRICS BT PRIVATE LIMITED

CA. MOIEZ AHMED V O
PROPRIETOR
Membership No.: 220168
Firm No.: 011810S

JABEER K M
MANAGING DIRECTOR
DIN: 07209262

VAZEEM JADEER P P K
DIRECTOR
DIN: 08166826

PLACE BANGALORE
DATE 29TH JULY 2021

PLACE BANGALORE
DATE 29TH JULY 2021

BELFRICS BT PRIVATE LIMITED

[CIN: U72900AP2018FTC109240]

STATEMENT OF PROFIT AND LOSS

FOR THE YEAR ENDED 31 MARCH 2021

		PARTICULARS	Q1 MARCH Apr - Jun 2020 (INR)	Q2 MARCH Jul- Sep 2020 (INR)	Q3 MARCH Oct - Dec 2020 (INR)	Q4 MARCH Jan - Mar 2021 (INR)	TOTAL (INR)
A		CONTINUING OPERATIONS					
1		Revenue form operations	-	-	-	-	-
2		Other Income	-	-	-	-	-
3		Total Revenue (1+2)					-
4		Expenses					
	a	Cost of Materials Consumed	-	-	-	-	-
	b	Employee benefit expenses	-	-	-	-	-
	c	Manegerial Remuneration	-	-	-	-	-
	d	Payment to Auditors	-	-	-	85,000	85,000
	e	Insurance Expenses	-	-	-	-	-
	f	Power and Fuel	-	-	-	-	-
	g	Finance cost	-	-	-	-	-
	h	Depreciation and Amortisation cost	-	-	-	-	-
	i	Other expenses	-	1,200	497	-	1,697
		Total Expenses	-	1,200	497	85,000	86,697
5		Profit/(Loss) before exceptional, extraordinary items ar	-	(1,200)	(497)	(85,000)	(86,697)
6		Exceptional items	-	-	-	-	-
7		Profit/(Loss) before extraordinary items and tax (5-6)	-	(1,200)	(497)	(85,000)	(86,697)
8		Extraordinary items	-	-	-	-	-
9		Profir/(Loss) before tax (7-8)	-	(1,200)	(497)	(85,000)	(86,697)
10		Tax expenses					
	a	Current tax expenses for the current year	-	-	-	-	-
	b	Less : MAT credit	-	-	-	-	-
	c	Current tax expenses for prior years	-	-	-	(9,000)	(9,000)
	d	Net current tax (a-b+c)	-	-	-	(9,000)	(9,000)
	e	Deferred tax	-	-	-	-	-
11		Profit/(Loss) from continuing operations (9-10)	-	(1,200)	(497)	(76,000)	(77,697)
B		DISCONTINUING OPERATIONS					
12	i	Profit/(Loss) form discontinuing operations	-	-	-	-	-
12	ii	Gain/(Loss) on disposal of assets / settlement of liabilities attributable to the discontinuing operations	-	-	-	-	-
12	iii	Add / (Less): Tax expenses of discontinuing operations					
		(a) on ordinary activities	-	-	-	-	-
		(b) on gain / (loss) on disposal of assets / settlement of li	-	-	-	-	-
13		Profit / (Loss) from discontinuing operations (12i + 12ii +	-	-	-	-	-
C		TOTAL OPERATIONS					
14		Profit / (Loss) for the year (11+13)	-	(1,200)	(497)	(76,000)	(77,697)

STATEMENT OF PROFIT AND LOSS
FOR THE YEAR ENDED 31 MARCH 2021 (Cont..)

	PARTICULARS	Q1 MARCH Apr - Jun 2020 (INR)	Q2 MARCH Jul- Sep 2020 (INR)	Q3 MARCH Oct - Dec 2020 (INR)	Q4 MARCH Jan - Mar 2021 (INR)	TOTAL (INR)
15 i	Earnings per share (of Rs.10 each)					
a	Basic					
	For continuing operations	-	(0.12)	(0.05)	(7.60)	(7.77)
	For total operations	-	(0.12)	(0.05)	(7.60)	(7.77)
b	Dilluted					
	For continuing operations	-	(0.12)	(0.05)	(7.60)	(7.77)
	For total operations	-	(0.12)	(0.05)	(7.60)	(7.77)
15 ii	Earnings per share excluding extraordinary items (of Rs.10 each)					
a	Basic					
	For continuing operations	-	(0.12)	(0.05)	(7.60)	(7.77)
	For total operations	-	(0.12)	(0.05)	(7.60)	(7.77)
b	Dilluted					
	For continuing operations	-	(0.12)	(0.05)	(7.60)	(7.77)
	For total operations	-	(0.12)	(0.05)	(7.60)	(7.77)

The accompanying summary of significant accounting
policies and notes are an integral part of these financial statements

In terms of our report attached
For M. AHMED & ASSOCIATES
Chartered Accountants

For and on behalf of the Board of Directors
BELFRICS BT PRIVATE LIMITED

CA. MOIEZ AHMED V O
PROPRIETOR
Membership No.: 220168
Firm No.: 011810S

PLACE BANGALORE
DATE 29TH JULY 2021

JABEER K M	VAZEEM JADEER P P K
MANAGING DIRE	DIRECTOR
DIN: 07209262	DIN: 08166826

PLACE	BANGALORE
DATE	29TH JULY 2021

BELFRICS BT PRIVATE LIMITED

[CIN: U72900AP2018FTC109240]

CASH FLOW STATEMENT

FOR THE YEAR ENDED 31 MARCH 2021

	PARTICULARS		Year Ended 31 March, 2021		Year Ended 31 March, 2020
		(INR)	(INR)	(INR)	(INR)
A	**Cash flow from operating activities**				
	Net Profit / (Loss) before extraordinary items and tax		(86,697)		(85,000)
	Adjustments for:				
i	Depreciation and amortisation		-		-
	Operating profit / (loss) before working capital changes		(86,697)		(85,000)
	Changes in working capital:				
	Adjustments for (increase) / decrease in operating assets:				
i	Inventories	-		-	
ii	Trade receivables	-		-	
iii	Short-term loans and advances	-		-	
iv	Long-term loans and advances	4,00,000		-	
v	Other current assets	-		-	
vi	Other non-current assets	-	4,00,000	-	-
	Adjustments for increase / (decrease) in operating liabilities:				
i	Trade payables	87,200		(33,772)	
ii	Other current liabilities	-		-	
iii	Other long-term liabilities	-		-	
iv	Short-term provisions	(10,000)		(26,59,908)	
v	Long-term provisions	-	77,200	-	(26,93,680)
	Cash generated from operations (Before extraordinary items)		3,90,503		(27,78,680)
	Cash flow from extraordinary items		-		-
	Cash generated from operations		3,90,503		(27,78,680)
	Net income tax (paid) / refunds		-		-
	Net cash flow from / (used in) operating activities (A)		3,90,503		(27,78,680)
B	**Cash flow from investing activities**				
	Capital expenditure on fixed assets, including capital advances		-		-
	Cash flow from extraordinary items		-		-
			-		-
	Net income tax (paid) / refunds		(9,000)		-
	Net cash flow from / (used in) investing activities (B)		9,000		-
C	**Cash flow from financing activities**				
	Proceeds from issue of equity shares		-		-
	Cash flow from extraordinary items		-		-
	Proceeds from other short term borrowings		(4,00,000)		27,78,753
	Net cash flow from / (used in) financing activities (C)		(4,00,000)		27,78,753
D	**Net increase / (decrease) in Cash and cash equivalents (A+B+C)**		(497)		73
	Cash and cash equivalents at the beginning of the year	497		424	
	Effect of exchange differences on restatement of foreign currency Cash and cash	-	497	-	424
	Cash and cash equivalents at the end of the year		-		497

CASH FLOW STATEMENT

FOR THE YEAR ENDED 31 MARCH 2021 (Cont.)

PARTICULARS	Year Ended 31 March, 2021 (INR)	Year Ended 31 March, 2021 (INR)	Year Ended 31 March, 2020 (INR)	Year Ended 31 March, 2020 (INR)
Reconciliation of Cash and cash equivalents with the Balance Sheet:				
Cash and cash equivalents as per Balance Sheet		-		497
Less: Bank balances not considered as Cash and cash equivalents as defined in AS 3		-		-
Net Cash and cash equivalents		-		497
Add: Current investments considered as part of Cash and cash equivalents (as defined		-		-
Cash and cash equivalents at the end of the year *		-		497
*** Comprises:**				
Cash on hand		-		-
In current accounts		-		497
		-		497

Notes:

(i) The Cash Flow Statement reflects the combined cash flows pertaining to continuing and discounting operations.

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements

In terms of our report attached
For M. AHMED & ASSOCIATES
Chartered Accountants

CA. MOIEZ AHMED V O
PROPRIETOR
Membership No.: 220168
Firm No.: 011810S

PLACE BANGALORE
DATE 29TH JULY 2021

For and on behalf of the Board of Directors
BELFRICS BT PRIVATE LIMITED

JABEER K M
MANAGING DIRECTOR
DIN: 07209262

VAZEEM JADEER P P K
DIRECTOR
DIN: 08166826

PLACE BANGALORE
DATE 29TH JULY 2021

BELFRICS BT PRIVATE LIMITED

[CIN: U72900AP2018FTC109240]

NOTES

TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 MARCH 2021

2 SHARE CAPITAL

	PARTICULARS	As at 31 March 2021	As at 31 March 2020
a	Authorized		
	Equity shares of Rs.10 each with voting rights	1,00,000	1,00,000
b	Issued		
	Equity shares of Rs.10 each with voting rights	1,00,000	1,00,000
c	Subscribed and fully paid up		
	Equity shares of Rs.10 each with voting rights	1,00,000	1,00,000
d	Subscribed and not fully paid up		
	Equity shares of Rs.10 each with voting rights	-	-

(i) Reconcillation of the number of shares and amount outstanding at the beginning and end of reporting period

PARTICULARS	Opening Balance	Fresh Issue	Bonus	ESOP	Conversion	Buy Back	Other Changes	Closing Balance
Equity shares with voting rights								
Year ended 31.03.2021								
No of Shares	10,000	-	-	-	-	-	-	10,000
Amount	1,00,000	-	-	-	-	-	-	1,00,000
Year ended 31.03.2020								
No of Shares	10,000	-	-	-	-	-	-	10,000
Amount	1,00,000	-	-	-	-	-	-	1,00,000

(ii) Details of shares held by shareholder holding more than 5% shares:

	CLASS OF SHARES / NAME OF SHAREHOLDER	As at 31 March 2021		As at 31 March 2020	
		Number of Shares Held	% Holding in that class of Shares	Number of Shares Held	% Holding in that class of Shares
I	Equity shares with voting rights				
	Belfrics Malaysia SDN BHD	10,000	100%	10,000	100%

3 RESERVES AND SURPLUS

	PARTICULARS	As at 31 March 2021	As at 31 March 2020
a	Surplus / (Deficit) in statement of Profit and Loss		
	Opening Balance	(4,93,264)	(4,08,264)
	Add: Profit / (Loss) for the year	(77,697)	(85,000)
	Less: Interim Divident	-	-
	Divident Proposed to be distributed to Equity shares	-	-
	Tax on dividend	-	-
	General Reserves	-	-
	Closing Balance	(5,70,961)	(4,93,264)
	Total closing balance	(5,70,961)	(4,93,264)

4 DEFERRED TAX (LIABILITY) / ASSET

	PARTICULARS	SCHEDULE	As at 31st March 2021	As at 31st March 2020
	Deferred Tax (Liability)/Asset		-	-
I	Tax effect of items constituting Deferred Tax Liability			
a	On difference between Book balance and Tax balance of Fixed Assets		-	-
b	On expenditure deferred in the Books but allowable for Tax purposes		-	-
c	On items included in Reserves and Surplus pending Amortisation into the Statement of Profit and Loss		-	-
d	Others		-	-
	Tax effect of items constituting Deferred Tax Liability		-	-
II	Tax effect of items constituting Deferred Tax Assets			
a	Provision for compensated absences, Gratuity and other Employee Benefits		-	-
b	Provision for doubtful Debts/Advances		-	-
c	Disallowances under Section 40(a)(i), 43B of the Income Tax Act, 1961		-	-
d	On difference between Book balance and Tax balance of Fixed Assets		-	-
e	Unabsorbed Depreciation carried forward		-	-
f	Brought forward Business Losses		-	-
g	On items included in Reserves and Surplus pending Amortisation into the Statement of Profit and Loss		-	-
h	Others		-	-
	Tax effect of items constituting Deferred Tax Assets		-	-
	Net Deferred Tax (Liability)/Asset		-	-

5 SHORT TERM BORROWINGS

	PARTICULARS	SCHEDULE	As at 31st March 2021	As at 31st March 2020
a	Loans and Advances from Related Parties			
	Secured			
	Unsecured	1	74,94,253	78,94,253
			74,94,253	78,94,253

6 TRADE PAYABLES

	PARTICULARS	SCHEDULE	As at 31 March 2021	As at 31 March 2020
a	Trade payables:			
i	Acceptances	2	18,91,708	18,04,508
ii	Other than Acceptances		-	-
			18,91,708	18,04,508

7 SHORT TREM PROVISIONS

	PARTICULARS	SCHEDULE	As at 31 March 2021	As at 31 March 2020
a	Provision for employee benefits:		-	-
b	Provision - Others:	3	85,000	85,000
c	Statutory payables		-	-
d	Provision for income tax		-	10,000
			85,000	95,000

8 LONG TERM LOANS AND ADVANCES

	PARTICULARS	SCHEDULE	As at 31 March 2021	As at 31 March 2020
a	Capital advances		-	-
b	Security deposits		-	4,00,000
c	Loans and advances to related parties		-	-
d	Other loans and advances		-	-
			-	4,00,000

9 TRADE RECEIVABLES

	PARTICULARS	SCHEDULE	As at 31 March 2021	As at 31 March 2020
a	Trade Receivables outstanding for a period exceeding six months from the date they were due for payment			
	Secured, considered good			
	Unsecured, considered good	4	90,00,000	90,00,000
	Doubtful			
	Less : Provision for doubtful trade receivables			
b	Other trade receivables			
	Secured, considered good			
	Unsecured, considered good		-	-
	Doubtful			
	Less : Provision for doubtful trade receivables			
			90,00,000	90,00,000

10 CASH AND CASH EQUIVALENTS

	PARTICULARS	SCHEDULE	As at 31 March 2021	As at 31 March 2020
a	Cash on hand		-	-
b	Cheques, drafts on hand		-	-
c	Balances with banks			
i	In current accounts	5	-	497
			-	497

11 PAYMENT TO AUDITORS

	PARTICULARS	As at 31st March 2021	As at 31st March 2020
i	Payment to the Auditors comprises (Net of Service Tax Input Credit, where applicable)		
a	As Auditors - Statutory Audit	75,000	75,000
b	For Taxation Matters	-	-
c	For Company Law Matters	10,000	10,000
d	For Management Services	-	-
e	For Other Services	-	-
f	Reimbursement of Expenses	-	-
		85,000	85,000

12 OTHER EXPENSES

PARTICULARS	SCHEDULE	As at 31 March 2021	As at 31 March 2020
Advertisement Expenses		-	-
Rent including lease rentals		-	-
Repair and maintenance - Buildings		-	-
Repair and maintenance - Machinery		-	-
Repair and maintenance - Others		-	-
Rates and taxes		1,200	-
Communication		-	-
Business promotions		-	-
Travelling and conveyance		-	-
Printing and stationary		-	-
legal and professional		-	-
Prior period items		-	-
Preliminary Expenses W/o		-	-
Miscellaneous expenses		-	-
Bank Charges		497	-
Sundry Expenses		-	-
Subscription and periodicals		-	-
		1,697	-

13 RELATED PARTY DISCLOSURE

A Details of Related Parties

Sl. No.	Description of Relationship	Names of Related Parties
1	Key Management Personnel	Jabeer K M
2	Key Management Personnel	Vazeem Jadeer P K

B Related Party Transaction for the Year

	PARTICULARS	HOLDING COMPANY	SUBSIDIARIES	FELLOW SUBSIDIA	ASSOCIATES	KMP	RELATIVE OF KMP	TOTAL
1	Purchase of goods	-	-	-	-	-	-	-
2	Sale of goods	-	-	-	-	-	-	-
3	Purchase of fixed assets	-	-	-	-	-	-	-
4	Sale of fixed assets	-	-	-	-	-	-	-
5	Rendering of services	-	-	-	-	-	-	-
6	Receiving of services	-	-	-	-	-	-	-
7	Agency arrangements	-	-	-	-	-	-	-
8	Leasing or hire purchase arrangements	-	-	-	-	-	-	-
9	Transfer of research and development	-	-	-	-	-	-	-
10	Licence agreementsFinance	-	-	-	-	-	-	-
11	Guarantees and collaterals	-	-	-	-	-	-	-
12	Other contracts	-	-	-	-	-	-	-
		-	-	-	-	-	-	-

14 DETAILS OF FOREIGN EXCHANGE

A Details of earning in foreign exchange

PARTICULARS	As at 31st March 2021	As at 31st March 2020
Export of goods calculated on FOB basis	-	-
Interest and dividend	-	-
Royalty	-	-
Know-how	-	-
Professional and consultation fees	-	-
Management contracts	-	-
Total Earning in Foreign Exchange	-	-

A Details of expenditure in foreign exchange

PARTICULARS	As at 31st March 2021	As at 31st March 2020
Import of goods calculated on CIF basis		
(i) Raw materia	-	-
(ii) Component and spare parts	-	-
(iii) Capital goods	-	-
Expenditure on account of		
Royalty	-	-
Know-how	-	-
Professional and consultation fees	-	-
Interest	-	-
Other matters	-	-
Dividends paid	-	-
Total Expenditure in foreign exchange	-	-

BELFRICS BT PRIVATE LIMITED

SCHEDULES TO FINANCIAL STATEMENTS FOR YEAR ENDED 31ST MARCH 2021
SIGNIFICANT ACCOUNTING POLICIES & NOTES TO ACCOUNTS

NOTE 1

CORPORATE INFORMATION

Belfrics BT Private Limited is a private limited company domiciled in India. The company deals in development of block chain technology and products and its advisory. Currently the company operates from Vishakapatnam and Bangalore Offices.

SIGNIFICANT ACCOUNTING POLICIES & NOTES TO ACCOUNTS

1. BASIS OF ACCOUNTING

The financial statements of the Company have been prepared in accordance with the Generally Accepted Accounting Principles in India (Indian GAAP) to comply with the Accounting Standards notified under the Companies (Accounting Standards) Rules, 2006 (as amended) and the relevant provisions of Companies Act, 2013. The financial statements have been prepared on accrual basis under the historical cost convention.

2. USE OF ESTIMATES

The preparation of the financial statements in conformity with Indian GAAP requires the Management to make estimates and assumptions considered in the reported amounts of assets and liabilities (including contingent liabilities) and the reported income and expenses during the year. The Management believes that the estimates used in preparation of the financial statements are prudent and reasonable. Future results could differ due to these estimates and the differences between the actual results and the estimates are recognised in the periods in which the results are known / materialise.

3. CASH AND CASH EQUIVALENTS

Cash comprises cash on hand and demand deposits with banks. Cash equivalents are short-term balances (with an original maturity of three months or less from the date of acquisition)

4. CASH FLOW STATEMENTS

Cash flows are reported using the indirect method, whereby profit / (loss) before extraordinary items and tax is adjusted for the effects of transactions of non-cash nature and any deferrals or accruals of past or future cash receipts or payments. The cash flows from operating, investing and financing activities of the Company are segregated based on the available information.

5. DEPRECIATION:

Depreciation on fixed assets is provided using the straight line method. The rates of depreciation prescribed in SCHEDULE II to the Companies Act, 2013 are considered as the minimum rates. If the management estimates of the useful life of a fixed asset at the time of acquisition of the asset or of the remaining useful life on a subsequent review is shorter than that envisaged in the aforesaid schedule, depreciation is provided at a higher rate based on the management estimate of the useful life / remaining useful life. Pursuant to this policy depreciation on assets has been provided at the rates based on the following estimated useful life of the fixed assets:

Notes to accounts as at Balance Sheet date 31.03.2021

Page 1 of 4

ASSET CATEGORY	USEFUL LIFE	SLM RATE
Computer & Peripherals	3 Years	33.33%
Furniture & Fittings	10 Years	10.00%
Plant & Machinery	15 Years	06.67%
Office Equipments	5 Years	20.00%
Vehicles	10 Years	10.00%
Electrical Installations & Equipments	10 Years	10.00%

Individual assets costing Rs. 5,000 or less are depreciated at the rate of 100% in the year of acquisition. Depreciation on addition/ deletions to the assets during the year is provided on pro rata basis from/up to the date of addition/deletion.

6. REVENUE RECOGNISATIN

Sales are recognised when the substantial risk and rewards of ownership in the goods are transferred to the buyer, upon supply of goods, and are recognised net of trade discounts, rebates, sales taxes and other duties (on goods manufactured and outsourced).

Income from services rendered is recognised as the service is performed and is booked based on agreements/arrangements with the concerned parties.

Income from maintenance contracts are recognised pro-rata over the period of the contract.

7. TANGIBLE FIXED ASSETS :

Fixed assets are carried at cost less accumulated depreciation and impairment losses, if any. The cost of fixed assets includes interest on borrowings attributable to acquisition of qualifying fixed assets up to the date the asset is ready for its intended use and other incidental expenses incurred up to that date. Exchange differences arising on restatement / settlement of long-term foreign currency borrowings relating to acquisition of depreciable fixed assets are adjusted to the cost of the respective assets and depreciated over the remaining useful life of such assets.
Fixed assets acquired and put to use for project purpose are capitalised and depreciation thereon is included in the project cost till commissioning of the project.

8. FORIGN CURRENCY TRANACTIONS AND TRANSLATIONS

Initial recognition:
Transactions in foreign currencies entered into by the Company and its integral foreign operations are accounted at the exchange rates prevailing on the date of the transaction or at rates that closely approximate the rate at the date of the transaction. Foreign currency monetary items (other than derivative contracts) of the Company and its net investment in non-integral foreign operations outstanding at the Balance Sheet date are restated at the year-end rates.

In the case of integral operations, assets and liabilities (other than non-monetary items), are translated at the exchange rate prevailing on the Balance Sheet date. Non-monetary items are carried at historical cost. Revenue and expenses are translated at the average exchange rates prevailing during the year. Exchange differences arising out of these translations are charged to the Statement of Profit and Loss.

Treatment of exchange differences:
Exchange differences arising on settlement / restatement of short-term foreign currency monetary assets and liabilities of the Company and its integral foreign operations are recognised as income or expense in the Statement of Profit and Loss. The exchange differences on restatement / settlement of loans to non-integral foreign operations that are considered as net investment in such operations are accumulated in a "Foreign currency translation reserve" until disposal / recovery of the net investment.

Notes to accounts as at Balance Sheet date 31.03.2021 Page 2 of 4

The exchange differences arising on restatement / settlement of long-term foreign currency monetary items are capitalised as part of the depreciable fixed assets to which the monetary item relates and depreciated over the remaining useful life of such assets or amortised on settlement / over the maturity period of such items if such items do not relate to acquisition of depreciable fixed assets. The unamortised balance is carried in the Balance Sheet as "Foreign currency monetary item translation difference account" net of the tax effect thereon.

Accounting of forward contracts

Premium / discount on forward exchange contracts, which are not intended for trading or speculation purposes, are amortised over the period of the contracts if such contracts relate to monetary items as at the Balance Sheet date.

9. EMPLOYEE BENEFITS

Employee benefits include provident fund, superannuation fund, gratuity fund, compensated absences, long service awards and post-employment medical benefits.

10. EARNINGS PER SHARE

Basic earnings per share is computed by dividing the profit / (loss) after tax (including the post tax effect of extraordinary items, if any) by the weighted average number of equity shares outstanding during the year. Diluted earnings per share is computed by dividing the profit / (loss) after tax (including the post tax effect of extraordinary items, if any) as adjusted for dividend, interest and other charges to expense or income relating to the dilutive potential equity shares, by the weighted average number of equity shares considered for deriving basic earnings per share and the weighted average number of equity shares which could have been issued on the conversion of all dilutive potential equity shares. Potential equity shares are deemed to be dilutive only if their conversion to equity shares would decrease the net profit per share from continuing ordinary operations. Potential dilutive equity shares are deemed to be converted as at the beginning of the period, unless they have been issued at a later date. The dilutive potential equity shares are adjusted for the proceeds receivable had the shares been actually issued at fair value (i.e. average market value of the outstanding shares). Dilutive potential equity shares are determined independently for each period presented. The number of equity shares and potentially dilutive equity shares are adjusted for share splits / reverse share splits and bonus shares, as appropriate.

11. TAXES ON INCOME

Current tax is the amount of tax payable on the taxable income for the year as determined in accordance with the provisions of the Income Tax Act, 1961.

Deferred tax is recognised on timing differences, being the differences between the taxable income and the accounting income that originate in one period and are capable of reversal in one or more subsequent periods. Deferred tax is measured using the tax rates and the tax laws enacted or substantially enacted as at the reporting date. Deferred tax liabilities are recognised for all timing differences. Deferred tax assets in respect of unabsorbed depreciation and carry forward of losses are recognised only if there is virtual certainty that there will be sufficient future taxable income available to realise such assets. Deferred tax assets are recognised for timing differences of other items only to the extent that reasonable certainty exists that sufficient future taxable income will be available against which these can be realised. Deferred tax assets and liabilities are offset if such items relate to taxes on income levied by the same governing tax laws and the Company has a legally enforceable right for such set off. Deferred tax assets are reviewed at each Balance Sheet date for their realisability.

Current and deferred tax relating to items directly recognised in equity is recognised in equity and not in the Statement of Profit and Loss.

Notes to accounts as at Balance Sheet date 31.03.2021 **Page 3 of 4**

12. INTANGIBLE ASSETS:

The company does not hold any intangible assets during the period.

13. CURRENT ASSETS, LOANS AND ADVANCES

In the opinion of the board of directors, the current assets, loans and advances are approximately of the value stated, if realized in the ordinary course of business and that the provisions for depreciation and all known and ascertained liabilities are adequate and not in excess of the amount reasonably necessary.

Balances are subject to confirmation from respective parties.

14. CONTINGENT LIABILITY:

A contingent liability is a possible obligation that arises from past events whose existence will be confirmed by the occurrence or non-occurrence of one or more uncertain future events beyond the control of the Company or a present obligation that is not recognized because it is not probable that an outflow of resources will be required to settle the obligation. A contingent liability also arises in extremely rare cases where there is a liability that cannot be recognized because it cannot be measured reliably. The Company does not recognize a contingent liability but discloses its existence in the financial statements.

There is no liability provided as contingency as on 31st March 2021.

15. PROVISIONS

A provision is recognised when the Company has a present obligation as a result of past event, it is probable that an outflow of resources will be required to settle the obligation, in respect of which a reliable estimate can be made. Provisions are not discounted to its present value and are determined based on the best estimate required to settle the obligation at the balance sheet date. These are reviewed at each balance sheet date and adjusted to reflect the current best estimates.

In terms of our report attached
For M. AHMED & ASSOCIATES
Chartered Accountants

CA.MOIEZ AHMED V O
PROPRIETOR
Membership No: 220168
Firm No.: 011810S

DATE: 29TH JULY 2021
PLACE: BANGALORE

For and behalf of Board of Directors
BELERICS RT PRIVATE LIMITED

JABEER K M	**VAZEEM JADEER P K**
DIRECTOR	**DIRECTOR**
DIN: 07209262	DIN: 00651486

DATE: 29TH JULY 2021
PLACE: BANGALORE

Notes to accounts as at Balance Sheet date 31.03.2021 Page 4 of 4

BELFRICS BT PRIVATE LIMITED
Regd. Office: Quberpox, 10-28-1, V Mall, 4th Floor, Facor Layout, Waltair Uplands,
Vishakapatnam – 530003, Andra Pradesh, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout,
Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U72900AP2018FTC109240
www.belfrics.in

CERTIFIED TRUE COPY OF THE RESOLUTION PASSED BY THE BOARD OF DIRECTORS OF THE COMPANY IN ITS MEETING HELD ON 29TH JULY 2021 AT ITS BRANCH OFFICE OF THE COMPANY I.E. NO 300, 14TH B CROSS, SECTOR 6, HSR LAYOUT, BANGALORE - 560102

RESOLVED THAT the Balance Sheet as at 31st March, 2021 and Statement of Profit and Loss for the year ended on that date together with accounting policies and notes forming part of the accounts be and are hereby adopted and that Mr. Jabeer K M and Mr. Vazeem Jadeer P K Directors of the Company be and are hereby authorized to sign the same and the said accounts be submitted to the auditors for their report thereon.

RESOLVED THAT the Auditors Report to the shareholders on the Accounts for the year ended 31st March, 2021 be and is hereby noted.

RESOLVED THAT the Director's Report for the year ended 31st March, 2021 as submitted before the Meeting be and is hereby approved and the same be signed on behalf of the Directors by Mr. Jabeer K M, Director of the Meeting.

RESOLVED THAT pursuant to the provisions of sections 139 (2) and 142(1) of the Companies Act 2013 the Auditors, M/s M. Ahmed & Associates, Chartered Accountants, Bangalore were appointed as Auditors of the Company to hold office for a term of Five (5) years subject to ratification by members at every Annual General Meeting from the conclusion of First Annual General Meeting to the conclusion of the Sixth Annual General Meeting at such remuneration as may be determined by the Board of Directors of the Company from time to time. Their appointment is hereby ratified in this the THIRD Annual General Meeting.

RESOLVED THAT the Board of Directors of the company do hereby authorize Mr. Jabeer K M (DIN: 07209262) and Mr. Vazeem Jadeer P K (DIN: 08166826) Directors of the Company be and are hereby authorized to sign, execute and arrange to e file all necessary forms, returns and documents including agreements, receipt, undertakings, affidavits with the Registrar of Companies, Regional Director, Ministry of Corporate Affairs, Central government and/ or any other prescribed authority, as may be required under various provisions of Companies Act, 2013 or any other enactment thereof for and on behalf of the Company, relating to all matters for the conduct of the Management and business of the Company.

Certified True Copy

For BELFRICS BT PRIVATE LIMITED

JABEER K M	**VAZEEM JADEER P K**
DIRECTOR	**DIRECTOR**
DIN: 07209262	**DIN: 08166826**

BELFRICS BT PRIVATE LIMITED

Regd. Office: Quberpox, 10-28-1, V Mall, 4th Floor, Facor Layout, Waltair Uplands,
Vishakapatnam – 530003, Andra Pradesh, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout,
Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U72900AP2018FTC109240

Company Name: BELFRICS BT PRIVATE LIMITED

Details of Shares / Debentures held as on 31.03.2021

Sl No	LEDGER FOLIO OF SHARE/ DEBENTURE HOLDER	SHARE / DEBENTURE HOLDER'S NAME	FATHER'S/ HUSBAND'S NAME	TYPE OF SHARE/ DEBENTURE	NUMBER OF SHARES/ DEBENTURES HELD / STOCK,IF ANY	AMOUNT PER SHARE (IN RS)	ADDRESS
1	001	Belfrics Malaysia SDN BHD	NA	EQUITY	9999	10	House No 23, Lorong Lee Neol, Ukay Heights, Ampang, 68000, Malaysia
2	002	Praveenkumar Vijaykumar	Chellappan Pillai Vijaykumar	EQUITY	1	10	Puthenveedu Erazha North Chettikul, Angara, PO Alappuzha, Alappuzha, Kerala - 690106

For and on behalf of the Board of Directors
BELFRICS BT PRIVATE LIMITED

JABEER K M
MANAGING DIRECTOR
DIN: 07209262

BELFRICS BT PRIVATE LIMITED

Regd. Office: Quberpox, 10-28-1, V Mall, 4th Floor, Facor Layout, Waltair Uplands,
Vishakapatnam – 530003, Andra Pradesh, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout,
Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U72900AP2018FTC109240

Company Name: BELFRICS BT PRIVATE LIMITED
Details of Shares/Debentures transfers from 1.4.2020 to 31.3.2021

Sl No	DATE OF REGISTRATION OF TRANSFER OF SHARES	TYPE OF TRANSFER	NUMBER OF SHARES/DEBENTURES TRANSFERRED	AMOUNT PER SHARE (IN RS.)	LEDGER FOLIO OF TRANSFEROR	TRANSFEROR'S NAME	LEDGER FOLIO OF TRANSFEREE	TRANSFEREE'S NAME
NA	NA	NA	NA	NA	NA	NA	NA	NA

For and on behalf of the Board of Directors
BELFRICS BT PRIVATE LIMITED

JABEER K M
MANAGING DIRECTOR
DIN: 07209262

BELFRICS CRYPTEX PRIVATE LIMITED

Regd. Office: B/16, Grace Plaza, S V Road, Jogeshwari West,
Mumbai – 400102, Maharashtra, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout,
Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U74120MH2015PTC268237
www.belfrics.in

DIRECTOR'S REPORT

To,
The Members,
BELFRICS CRYPTEX PRIVATE LIMITED

Your Directors are pleased to present the **FIFTH ANNUAL REPORT** of your Company together with the Audited Statement of Accounts and the Auditors' Report of your company for the financial year ended, 31st March, 2020.

The summarized financial results for the year ended 31st March, 2020 are as under:

FINANCIAL RESULTS

Particular	For the financial year ended 31st March, 2020 Amount in Rs.	For the financial year ended 31st March, 2019 Amount in Rs.
Sales and Other Income	NIL	2,12,19,157
Expenditure	10,62,309	1,88,35,597
Profit before Tax	10,62,309	23,83,560
Provision for Taxation		
1. Current	(11,300)	7,75,994
2. Deferred	10,432	80,545
Profit after Tax	(10,61,441)	15,27,021
Earnings per Equity Share		
1. Basic	(106.41)	152.70
2. Diluted	(106.41)	152.70

REVIEW OF OPERATION

The net loss for the year under review has been Rs. 10,61,441/-. Your Directors are continuously looking for avenues for future growth of the Company.

STATE OF AFFAIRS

The company is engaged in the business of development and implementation of SaaS products particularly in block chain technology development.

CHANGE IN NATURE OF BUSINESS, IF ANY

The company has stopped operations for Bitcoin voucher sales in accordance with Legal Regulations of RBI. The company has now ventured in the business of development of block chain technology and implementation services.

Directors Report – Financial Year Ended 31.03.2020 Page 1 of 6

BELFRICS CRYPTEX PRIVATE LIMITED

Regd. Office: B/16, Grace Plaza, S V Road, Jogeshwari West, Mumbai – 400102, Maharashtra, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout, Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U74120MH2015PTC268237
www.belfrics.in

ANNUAL RETURN

The extracts of the Annual Return pursuant to the provisions of Section 92 of Companies Act, 2013 read with Rule 12 of the Companies (Management and Administration) Rules, 2014 in Form No. MGT – 9 is enclosed herewith in **Annexure I**

HUMAN RESOURCES

The well disciplined workforce which has served the Company lies at the very foundation of the Company's major achievements and shall well continue for the years to come. The Management has always carried out systematic appraisal of performance and imparted training at periodic intervals. The Company has always recognized talent and has judiciously followed the principle of rewarding performance.

INTERNAL CONTROL SYSTEM AND THEIR ADEQUACY

The Company has adequate system of internal control to safeguard and protect from loss, unauthorized use or disposition of its assets. All the transactions are properly authorized, recorded and reported to the Management. The Company is following all the applicable Accounting Standards for properly maintaining the books of accounts and reporting Financial Statements. The internal auditor of the Company checks and verifies the internal control and monitors them in accordance with policy adopted by the Company. Even through this non-production period the Company continues to ensure proper and adequate systems and procedures commensurate with its size and nature of its business.

NUMBER OF BOARD MEETINGS CONDUCTED DURING THE YEAR

The following are the details of meetings of board of directors or committees held during the financial year.

S.NO	NUMBER OF BOD	DATE OF BOARD MEETING	CHAIRPERSON
1.	BCPLBM1920-01	30TH JUNE 2019	Mr. Jabeer K M
2.	BCPLBM1920-02	5TH SEPTEMBER 2019	Mr. Jabeer K M
3.	BCPLBM1920-03	15TH NOVEMBER 2019	Mr. Jabeer K M
4.	BCPLBM1920-04	31ST JANUARY 2020	Mr. Jabeer K M
5.	BCPLBM1920-05	30TH MARCH 2020	Mr. Jabeer K M

DECLARATION UNDER SECTION 149(6)

Being a private limited company, provisions of Independent Director under section 149(6) of the Companies Act, 2013 shall not be applicable.

DIRECTORS RESPONSIBILITY STATEMENT

In accordance with the provisions of Section 134(5) of the Companies Act, 2013 the Board hereby submit that:

a. In the preparation of the annual accounts, the applicable accounting standards had been followed along with proper explanation relating to material departures,

Directors Report – Financial Year Ended 31.03.2020 Page 2 of 6

BELFRICS CRYPTEX PRIVATE LIMITED
Regd. Office: B/16, Grace Plaza, S V Road, Jogeshwari West, Mumbai – 400102, Maharashtra, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout, Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U74120MH2015PTC268237
www.belfrics.in

b. The directors had selected such accounting policies and applied them consistently and made judgments and estimates that are reasonable and prudent so as to give a true and fair view of the state of affairs of the company at the end of financial year and of the profit and loss of the company for that period,

c. The directors had taken proper and sufficient care for the maintenance of adequate accounting records in accordance with the provisions of this act for safeguarding the assets of the company and for preventing and detecting fraud and other irregularities,

d. The directors had prepared the annual accounts on a going concern basis,

e. The directors had devised proper systems to ensure compliance with the provisions of all applicable laws and that such systems were adequate and operating effectively.

COMMENT ON AUDITOR REPORT:

There were no qualifications, reservations or adverse remarks made by the Auditors in their report.

RELATED PARTY TRANSACTIONS:

There were no contracts or arrangements entered into by the Company in accordance with provisions of Section 188 of the Companies Act, 2013. All material related party transactions that were entered into during the financial year were on an arm's length basis and were in the ordinary course of business. Form No. AOC – 2 is enclosed herewith in **Annexure II.**

There are no materially significant related party transactions made by the Company with Promoters, Directors, Key Managerial Personnel or other designated persons which may have a potential conflict with the interest of the Company at large. All Related Party Transactions are placed before the Board for approval.

PARTICULARS OF LOANS, GUARANTEES OR INVESTMENTS MADE UNDER SECTION 186 OF THE COMPANY ACT, 2013

There were no loans given, guarantees given or investments made by the company under Section 186 of the Companies Act, 2013 during the year and hence the said provision is not applicable.

RESERVES

During the financial year, the Board has not transferred any the amount to the reserves of the Company.

DIVIDEND

The Company has not recommended any dividend for the period ended 31st March, 2020.

MATERIAL CHANGES AND COMMITMENTS IF ANY AFFECTING THE FINANCIAL POSITION OF THE COMPANY OCCURRED BETWEEN THE END OF THE FINANCIAL YEAR TO WHICH THIS FINANCIAL STATEMENTS RELATES AND THE DATE OF THE REPORT.

No material changes and commitments affecting the financial position of the Company occurred between the end of the financial year to which this financial statements relate on the date of this report.

Directors Report – Financial Year Ended 31.03.2020 Page 3 of 6

BELFRICS CRYPTEX PRIVATE LIMITED
Regd. Office: B/16, Grace Plaza, S V Road, Jogeshwari West,
Mumbai – 400102, Maharashtra, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout,
Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U74120MH2015PTC268237
www.belfrics.in

CONSERVATION OF ENERGY, TECHNOLOGY ABSORPTION, FOREIGN EXCHANGE EARNINGS AND OUTGO

The information pertaining to conservation of energy, technology absorption, foreign exchange earnings and outgo as required under Section 134(3) (m) of the Companies Act, 2013 read with Rule 8(3) of the Companies (Accounts) Rules, 2014 are:

a) **Conservation of Energy-**

1. The Company has taken necessary steps for conservation of Energy.
2. The Company has taken steps to utilize alternate sources of Energy.
3. The Company has made no capital investment on energy conservation equipments.

b) **Technology absorption-**

1. The Company has not acquired any new technology
2. The Company has not incurred an amount on research and development.

c) **Foreign Exchange Earnings and outgo-**

1. Foreign exchange earnings in terms of actual inflows was NIL
2. Foreign exchange outgo in terms of actual outflows was NIL during the year.

STATEMENTS CONCERNING DEVELOPMENT AND IMPLEMENTATION OF THE RISK MANAGEMENT POLICY OF THE COMPANY

The Company has an effective risk management policy which is capable of identifying various types of risks associated with the business, its assessment, risk handling, monitoring and reporting.

DETAILS OF POLICY DEVELOPED AND IMPLEMNTED BY THE COMPANY ON ITS CORPORATE SOCIAL RESPONSIBILITY INITIATIVES

The Company has not developed and implemented any Corporate Social Responsibility initiatives as the said provisions are not applicable to the Company.

DIRECTORS

There was no change in the constitution of board of directors of the Company. The Board comprises of:

The Board at the end of Financial Year 31st March 2020 comprises of:

S.No	Name	Designation	DIN
1.	Mr. Jabeer K M	Director	07209262
2.	Mr. Valamana Mohankrishnan	Director	00651486

Directors Report – Financial Year Ended 31.03.2020 Page 4 of 6

BELFRICS CRYPTEX PRIVATE LIMITED
Regd. Office: B/16, Grace Plaza, S V Road, Jogeshwari West,
Mumbai – 400102, Maharashtra, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout,
Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U74120MH2015PTC268237
www.belfrics.in

SUBSIDIARIES, JOINT VENTURES AND ASSOCIATE COMPANIES

The Company does not have any Subsidiary or Joint venture.
Belfrics Global Pte Ltd, Singapore is the associate company wherein the stakeholders of the company have more that 26% stake in 'Belfrics Global Pte Ltd.".

DEPOSITS

As per Section 74 of the Companies Act, 2013 the Company has neither accepted nor renewed any deposits during the financial year.
Further the Company has not defaulted in repayment of deposits or payment of interest during the financial year.

STATUTORY AUDITORS

M/S M. Ahmed & Associates, Chartered Accountants, its office at No.8/2, Leonard Lane, Richmond Town, Bangalore - 560025 were appointed as statutory auditors for a period of 5 years in this the First Annual General Meeting of the Company. Their continuation with the Company is to be ratified in the ensuring Annual General Meeting of the Company and the Company has received a certificate from the auditors to the effect that they are eligible to be reappointed and not disqualified in accordance with the provisions of the Companies Act, 2013.

DETAILS OF SIGNIFICANT AND MATERIAL ORDERS PASSED BY THE REGULATORS OR COURTS OR TRIBUNAL

There are no significant and material orders issued against the Company by any regulating authority or court or tribunal affecting the going concern status and Company's operation in future.

DISCLOSURE UNDER THE SEXUAL HARASSMENT OF WOMEN AT WORKPLACE (PREVENTION, PROHIBITION AND REDRESSAL) ACT, 2013:

The Company has duly set up an Internal Complaints Committee (ICC) in line with the requirements of The Sexual Harassment of Women at the Workplace (Prevention, Prohibition & Redressal) Act, 2013, to redress complaints received regarding sexual harassment.

The following is a summary of sexual harassment complaints received and disposed off during the year.

No of complaints received: **NIL**

No of complaints disposed off: **NIL**

FRAUD REPORTING (REQUIRED BY COMPANIES AMENDMENT BILL, 2014):

During the year under review, there were no such instances reported by the Company.

DISCLOSURE UNDER SECTION 134 (3) (CA) READ WITH SECTION 143 (12) OF THE COMPANIES ACT, 2013:

Directors Report – Financial Year Ended 31.03.2020

Page 5 of 6

BELFRICS CRYPTEX PRIVATE LIMITED
Regd. Office: B/16, Grace Plaza, S V Road, Jogeshwari West,
Mumbai – 400102, Maharashtra, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout,
Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U74120MH2015PTC268237
www.belfrics.in

The Auditors of the Company have not reported any instances of fraud or irregularities in the Management of the Company during financial year under review.

SHARE CAPITAL

a. **Provision of money by company for purchase of its own shares by employees or by trustees for the benefit of employees**

The company has not made any provision of money for purchase of its own shares by employees or by trustees for the benefit of employees as per Rule 16(4) of Companies (share capital and debentures) Rules, 2014.

b. **Issue Of Sweat Equity Shares**

The Company has not issued any sweat equity share during the financial year in accordance with the provisions of Section 54 of Companies Act, 2013 read with Rule 8 of the Companies (Share Capital and Debentures) Rules, 2014.

c. **Issue Of Equity Shares With Differential Rights**

The Company has not issued any equity shares with differential voting rights during the financial year as per Rule 4(4) of Companies (Share capital and debentures) Rules, 2014.

d. **Issue of Employee Stock Option**

The company has not issued any employee stock option during the financial year as per Rule 12 of Companies (share capital and debentures) Rules, 2014.

ACKNOWLEDGEMENT AND APPRECIATION

The directors take this opportunity to thank Company's customers, shareholders, suppliers, bankers, and the central and state government for their consistent support to the company. The directors also wish to place on record their appreciation to employees at all levels for their hard work, dedication and commitment.

for and on behalf of the board
BELFRICS CRYPTEX PRIVATE LIMITED

JABEER K M	**VAZEEM JADEER P K**
DIRECTOR	DIRECTOR
DIN: 07209262	DIN: 08166826

DATE: 9TH DECEMBER 2020
PLACE: BANGALORE

Directors Report – Financial Year Ended 31.03.2020

Page 6 of 6

FORM NO. MGT 9
EXTRACT OF ANNUAL RETURN
As on financial year ended on 31.03.2020
Pursuant to Section 92 (3) of the Companies Act, 2013 and rule 12(1) of the Company (Management & Administration) Rules, 2014.

I. REGISTRATION & OTHER DETAILS:		
1	CIN	U74120MH2015PTC268237
2	Registration Date	08/09/2015
3	Name of the Company	BELFRICS CRYPTEX PRIVATE LIMITED
4	Category/Sub-category of the Company	PRIVATE LIMITED LIMITED BY SHARES
5	Address of the Registered office & contact details	B/16, GRACE PLAZA, S V ROAD, JOGESHWARI WEST, MUMBAI MAHARASHTARA INDIA 400102 Phone: 080-69000109 Email: jabeer@belfrics.com
6	Whether listed company	NO
7	Name, Address & contact details of the Registrar & Transfer Agent, if any.	NA

II. PRINCIPAL BUSINESS ACTIVITIES OF THE COMPANY

(All the business activities contributing 10 % or more of the total turnover of the company shall be stated)

S. No.	Name and Description of main products / services	NIC Code of the Product/service	% to total turnover of the company
1	FINANCIAL AND INSURANCE SERVICES - OTHER FINANCIAL ACTIVITIES	K9	0%
2	INFORMATION AND COMMUNICATION - DATA PROCESSING, HOSTING	J7	100%
3			

III. PARTICULARS OF HOLDING, SUBSIDIARY AND ASSOCIATE COMPANIES

SN	Name and address of the Company	CIN/GLN	Holding/ Subsidiary/ Associate	% of shares held	Applicable Section
1	NA	NA	NA	NA	NA
2					
3					

IV. SHARE HOLDING PATTERN

(Equity share capital breakup as percentage of total equity)

(i) Category-wise Share Holding

Category of Shareholders	No. of Shares held at the beginning of the year				No. of Shares held at the end of the year				% Change during the year
	Demat	Physical	Total	% of Total Shares	Demat	Physical	Total	% of Total Shares	
A. Promoters									
(1) Indian									
a) Individual/ HUF	-	10,000	10,000	100.00%	-	10,000	10,000	100.00%	0.00%
b) Central Govt	-	-	-	0.00%	-	-	-	0.00%	0.00%
c) State Govt(s)	-	-	-	0.00%	-	-	-	0.00%	0.00%
d) Bodies Corp.	-	-	-	0.00%	-	-	-	0.00%	0.00%
e) Banks / FI	-	-	-	0.00%	-	-	-	0.00%	0.00%
f) Any other	-	-	-	0.00%	-	-	-	0.00%	0.00%
Sub Total (A) (1)	-	**10,000**	**10,000**	**100.00%**	-	**10,000**	**10,000**	**100.00%**	**0.00%**
(2) Foreign									
a) NRI Individuals	-	-	-	0.00%	-	-	-	0.00%	0.00%
b) Other Individuals	-	-	-	0.00%	-	-	-	0.00%	0.00%
c) Bodies Corp.	-	-	-	0.00%	-	-	-	0.00%	0.00%
d) Bank / FII's	-	-	-	0.00%	-	-	-	0.00%	0.00%
d) Any other	-	-	-	0.00%	-	-	-	0.00%	0.00%
Sub Total (A) (2)	-	-	-	0.00%	-	-	-	0.00%	0.00%
TOTAL (A)	-	10,000	10,000	100.00%	-	10,000	10,000	100.00%	0.00%

B. Public									
1. Institutions									
a) Mutual Funds	-	-	-	0.00%	-	-	-	0.00%	0.00%
b) Banks / FI	-	-	-	0.00%	-	-	-	0.00%	0.00%
c) Central Govt	-	-	-	0.00%	-	-	-	0.00%	0.00%
d) State Govt(s)	-	-	-	0.00%	-	-	-	0.00%	0.00%
e) Venture Capital Funds	-	-	-	0.00%	-	-	-	0.00%	0.00%
f) Insurance	-	-	-	0.00%	-	-	-	0.00%	0.00%
g) FIIs	-	-	-	0.00%	-	-	-	0.00%	0.00%
h) Foreign Venture Capital Funds	-	-	-	0.00%	-	-	-	0.00%	0.00%
i) Others (specify)	-	-	-	0.00%	-	-	-	0.00%	0.00%
Sub-total (B)(1):-	-	-	-	0.00%	-	-	-	0.00%	0.00%
2. Non-Institutions									
a) Bodies Corp.									
i) Indian	-	-	-	0.00%	-	-	-	0.00%	0.00%
ii) Overseas	-	-	-	0.00%	-	-	-	0.00%	0.00%
b) Individuals									
i) Individual shareholders holding nominal share capital upto Rs. 1 lakh	-	-	-	0.00%	-	-	-	0.00%	0.00%
ii) Individual shareholders holding nominal share capital in excess of Rs 1 lakh	-	-	-	0.00%	-	-	-	0.00%	0.00%
c) Others (specify)									
Non Resident Indians	-	-	-	0.00%	-	-	-	0.00%	0.00%
Overseas Corporate Bodies	-	-	-	0.00%	-	-	-	0.00%	0.00%
Foreign Nationals	-	-	-	0.00%	-	-	-	0.00%	0.00%
Clearing Members	-	-	-	0.00%	-	-	-	0.00%	0.00%
Trusts	-	-	-	0.00%	-	-	-	0.00%	0.00%
Foreign Bodies - D R	-	-	-	0.00%	-	-	-	0.00%	0.00%
Sub-total (B)(2):-	-	-	-	0.00%	-	-	-	0.00%	0.00%
Total Public (B)	-	-	-	0.00%	-	-	-	0.00%	0.00%
C. Shares held by Custodian for GDRs & ADRs	-	-	-	0.00%	-	-		0.00%	0.00%
Grand Total (A+B+C)	-	10,000	10,000	100.00%	-	10,000	10,000	100.00%	0.00%

(ii) Shareholding of Promoter

SN	Shareholder's Name	Shareholding at the beginning of the year			Shareholding at the end of the year			% change in shareholding during the year
		No. of Shares	% of total Shares of the company	% of Shares Pledged/ encumbered to total shares	No. of Shares	% of total Shares of the company	% of Shares Pledged / encumbered to total shares	
1	Praveenkumar Vijaykumar	5,000	50.00%	0	5,000	50.00%	0	0.00%
2	Maya Praveenkumar	5,000	50.00%	0	5,000	50.00%	0	0.00%
3	**TOTAL**	**10,000**	**100.00%**	**0**	**10,000**	**100.00%**	**0**	**0.00%**

(iii) Change in Promoters' Shareholding (please specify, if there is no change)

SN	Particulars	Date	Reason	Shareholding at the beginning of the year		Cumulative Shareholding during the year	
				No. of shares	% of total shares	No. of shares	% of total shares
1	Name:			-	0.00%	-	0.00%
	At the beginning of the			-	0.00%	-	0.00%
	Changes during the year			-	0.00%	-	0.00%
				-	0.00%	-	0.00%
				-	0.00%	-	0.00%
	At the end of the year			-	0.00%	-	0.00%

SN	Particulars	Date	Reason	Shareholding at the beginning of the year		Cumulative Shareholding during the year	
				No. of shares	% of total shares	No. of shares	% of total shares
1	Name:			-	0.00%	-	0.00%
	At the beginning of the			-	0.00%	-	0.00%
	Changes during the year			-	0.00%	-	0.00%
				-	0.00%	-	0.00%
				-	0.00%	-	0.00%
	At the end of the year			-	0.00%	-	0.00%

(iv) Shareholding Pattern of top ten Shareholders

(Other than Directors, Promoters and Holders of GDRs and ADRs):

SN	For each of the Top 10 shareholders	Date	Reason	Shareholding at the beginning of the year		Cumulative Shareholding during the year	
				No. of shares	% of total shares	No. of shares	% of total shares
1	Name:						
	At the beginning of the			-	0.00%	-	0.00%
	Changes during the year			-	0.00%	-	0.00%
	At the end of the year			-	0.00%	-	0.00%
2	Name:						
	At the beginning of the			-	0.00%	-	0.00%
	Changes during the year			-	0.00%	-	0.00%
	At the end of the year			-	0.00%	-	0.00%

(v) Shareholding of Directors and Key Managerial Personnel:

SN	Shareholding of each Directors and each Key Managerial Personnel	Date	Reason	Shareholding at the beginning of the year		Cumulative Shareholding during the year	
				No. of shares	% of total shares	No. of shares	% of total shares
1	Name:						
	At the beginning of the			-	0.00%	-	0.00%
	Changes during the year			-	0.00%	-	0.00%
	At the end of the year			-	0.00%	-	0.00%
1	Name:						
	At the beginning of the			-	0.00%	-	0.00%
	Changes during the year			-	0.00%	-	0.00%
	At the end of the year			-	0.00%	-	0.00%

V. INDEBTEDNESS

Indebtedness of the Company including interest outstanding/accrued but not due for payment.

(Amt. Rs./Lacs)

Particulars	Secured Loans excluding deposits	Unsecured Loans	Deposits	Total Indebtedness
Indebtedness at the beginning of the financial year				
i) Principal Amount	-	64,44,850.00	-	64,44,850.00
ii) Interest due but not paid	-	-	-	-
iii) Interest accrued but not due	-	-	-	-
Total (i+ii+iii)	-	64,44,850.00	-	64,44,850.00
Change in Indebtedness during the financial year				
* Addition	-	10,50,592.00	-	10,50,592.00
* Reduction	-	-	-	-
Net Change	-	10,50,592.00	-	10,50,592.00
Indebtedness at the end of the financial year				
i) Principal Amount	-	74,95,442.00	-	74,95,442.00
ii) Interest due but not paid	-	-	-	-
iii) Interest accrued but not due	-	-	-	-
Total (i+ii+iii)	-	74,95,442.00	-	74,95,442.00

VII. PENALTIES / PUNISHMENT/ COMPOUNDING OF OFFENCES:

Type	Section of the Companies Act	Brief Description	Details of Penalty / Punishment/ Compounding fees imposed	Authority [RD / NCLT/ COURT]	Appeal made, if any (give Details)
A. COMPANY					
Penalty		NA	NA	NA	NA
Punishment		NA	NA	NA	NA
Compounding		NA	NA	NA	NA
B. DIRECTORS					
Penalty		NA	NA	NA	NA
Punishment		NA	NA	NA	NA
Compounding		NA	NA	NA	NA
C. OTHER OFFICERS IN DEFAULT					
Penalty		NA	NA	NA	NA
Punishment		NA	NA	NA	NA
Compounding		NA	NA	NA	NA

For and on behalf of the Board of Directors
BELFRICS CRYPTEX PRIVATE LIMITED

JABEER K M
MANAGING DIRECTOR

VAZEEM JADEER P K
DIRECTOR

ANNEXURE II

FORM NO. AOC 2

As on financial year ended on 31.03.2020

Pursuant to clause (h) of sub-section (3) of section 134 of the Act and Rule 8(2) of the Companies (Accounts) Rules, 2014

Form for disclosure of particulars of contracts/arrangements entered into by the Company with related parties referred to in sub-section (1) of section 188 of the Companies Act, 2013 including certain arms length transactions under third proviso thereto

I. Details of contracts or arrangements of transactions not at arm's length basis:

SL. NO.	Name of the related party and nature of relationship	Nature of Tranasction	Duration of contract/arrangements/transaction	Salient terms of the contracts or arrangements or transactions including the value	Date Of Approval By The Board, If Any	Amount paid as advance, if any
-	-	-	-	-	-	-

I. Details of contracts or arrangements of transactions not at arm's length basis:

SL. NO.	Name of the related party and nature of relationship	Nature of Tranasction	Duration of contract/arrangements/transaction	Salient terms of the contracts or arrangements or transactions including the value	Date Of Approval By The Board, If Any	Amount paid as advance, if any
-	-	-	-	-	-	-

For and on behalf of the Board of Directors
BELFRICS CRYPTEX PRIVATE LIMITED

JABEER K M
MANAGING DIRECTOR
DIN: 07209262

VAZEEM JADEER P K
DIRECTOR
DIN: 08166826

BELFRICS CRYPTEX PRIVATE LIMITED
Regd. Office: B/16, Grace Plaza, S V Road, Jogeshwari West,
Mumbai – 400102, Maharashtra, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout,
Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U74120MH2015PTC268237
www.belfrics.in

NOTICE OF ANNUAL GENERAL MEETING

NOTICE is hereby given that the Fifth Annual General Meeting of the members of **BELFRICS CRYPTEX PRIVATE LIMITED** will be held on **THURSDAY, DECEMBER 31, 2020, at 3.30 p.m.** at the branch office of the company i.e. **No 300, 14th B Cross, Sector 6, HSR Layout, Bangalore - 560102** to transact the following business:

ORDINARY BUSINESS:

1. To receive, consider, approve and adopt the audited Balance Sheet as at March 31, 2020 and audited Profit and Loss Account for the year ended on that date together with the reports of the Directors and the Auditors thereon.

2. To consider and if thought fit, to pass with or without modifications, the following Resolution as an ORDINARY RESOLUTION:

   "**Resolved that** pursuant to the provisions of sections 139 (2) and 142(1) of the Companies Act 2013 the Auditors, M/s M. Ahmed & Associates, Chartered Accountants, Bangalore appointed as Auditors of the Company to hold office for a term of Five (5) years subject to ratification by members at every Annual General Meeting from the conclusion of First Annual General Meeting to the conclusion of the Sixth Annual General Meeting at such remuneration as may be determined by the Board of Directors of the Company from time to time, their continuation is hereby ratified."

By order of the Board of Directors
BELFRICS CRYPTEX PRIVATE LIMITED

JABEER K M	**VAZEEM JADEER P K**
DIRECTOR	DIRECTOR
DIN: 07209262	**DIN: 08166826**

PLACE: BANGALORE
DATE: 9TH DECEMBER 2020

NOTES:

1. A MEMBER ENTITLED TO ATTEND AND VOTE AT THE MEETING IS ENTITLED TO APPOINT A PROXY TO ATTEND AND VOTE INSTEAD OF HIMSELF AND THE PROXY NEED NOT BE A MEMBER OF THE COMPANY.
2. PROXIES, IN ORDER TO BE EFFECTIVE, MUST BE RECEIVED AT THE REGISTERED OFFICE OF THE COMPANY NOT LESS THAN 48 HOURS BEFORE THE MEETING.

M. Ahmed & Associates
Chartered Accountants

INDEPENDENT AUDITORS' REPORT

TO,
THE MEMBERS,
BELFRICS CRYPTEX PRIVATE LIMITED,

REPORT ON THE STANDALONE FINANCIAL STATEMENTS

OPINION

We have audited the accompanying Standalone financial statements of **M/s. BELFRICS CRYPTEX PRIVATE LIMITED ("*the Company*")** which comprises the Balance Sheet as at March 31, 2020, the Statement of Profit and Loss, and statement of cash flows for the year then ended, and notes to the financial statements, including a summary of significant accounting policies and other explanatory information.

In our opinion and to the best of our information and according to the explanations given to us, the aforesaid standalone financial statements give the information required by the Act in the manner so required and give a true and fair view in conformity with the accounting principles generally accepted in India, of the state of affairs of the Company as at March 31, 2020, and profit/loss, and its cash flows for the year ended on that date.

BASIS FOR OPINION

We conducted our audit in accordance with the Standards on Auditing (SAs) specified under section 143(10) of the Companies Act, 2013. Our responsibilities under those Standards are further described in the Auditor's Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Company in accordance with the Code of Ethics issued by the Institute of Chartered Accountants of India together with the ethical requirements that are relevant to our audit of the financial statements under the provisions of the Companies Act, 2013 and the Rules there under, and we have fulfilled our other ethical responsibilities in accordance with these requirements and the Code of Ethics. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

KEY AUDIT MATTERS

Key audit matters are those matters that, in our professional judgment, were of most significance in our audit of the standalone financial statements of the current period. These matters were addressed in the context of our audit of the standalone financial statements as a whole, and in forming our opinion thereon, and we do not provide a separate opinion on these matters. We have determined the matters described below to be the key audit matters to be communicated in our report.

Sr. No.	Key Audit Matter
	None

OTHER MATTER

We draw attention to the following matters in the Notes to the financial statements:

Auditors' Report as at Balance Sheet date 31.03.2020

Page 1 of 4

(91) 80 2554 7868
(91) 98 4418 7192
info@mahmedassociates.in
T1, Osmood Towers, No 33, S.V. Road, Ulsoor, Bangalore – 560008, KA, INDIA
www.mahmedassociates.in

M. Ahmed & Associates
Chartered Accountants

1. The company has 1 branch, relevant records and documents were obtained by the branch and reporting is included in the financial reports of the company.

2. In our opinion there is no adverse observation or matters which have effect on the function of the company or the going concern nature of the company.

RESPONSIBILITY OF MANAGEMENT FOR THE STANDALONE FINANCIAL STATEMENTS

The Company's Board of Directors is responsible for the matters stated in section 134(5) of the Companies Act, 2013 ("the Act") with respect to the preparation of these standalone financial statements that give a true and fair view of the financial position, financial performance, and cash flows of the Company in accordance with the accounting principles generally accepted in India, including the accounting Standards specified under section 133 of the Act. This responsibility also includes maintenance of adequate accounting records in accordance with the provisions of the Act for safeguarding of the assets of the Company and for preventing and detecting frauds and other irregularities; selection and application of appropriate implementation and maintenance of accounting policies; making judgments and estimates that are reasonable and prudent; and design, implementation and maintenance of adequate internal financial controls, that were operating effectively for ensuring the accuracy and completeness of the accounting records, relevant to the preparation and presentation of the financial statement that give a true and fair view and are free from material misstatement, whether due to fraud or error.

That Board of Directors are also responsible for overseeing the company's financial reporting process

AUDITOR'S RESPONSIBILITYFOR THE AUDIT OF THE FINANCIAL STATEMENTS

As part of an audit in accordance with SAs, we exercise professional judgment and maintain professional skepticism throughout the audit. We also:

Auditors' Report as at Balance Sheet date 31.03.2020

Page 2 of 4

(91) 80 2554 7868
(91) 98 4418 7192
info@mahmedassociates.in

T1, Osmood Towers, No 33, S.V. Road, Ulsoor, Bangalore – 560008, KA, INDIA
www.mahmedassociates.in

M. Ahmed & Associates
Chartered Accountants

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances. Under section 143(3)(i) of the Companies Act, 2013, we are also responsible for expressing our opinion on whether the company has adequate internal financial controls system in place and the operating effectiveness of such controls

We also provide those charged with governance with a statement that we have complied with relevant ethical requirements regarding independence, and to communicate with them all relationships and other matters that may reasonably be thought to bear on our independence, and where applicable, related safeguards. From the matters communicated with those charged with governance, we determine those matters that were of most significance in the audit of the financial statements of the current period and are therefore the key audit matters. We describe these matters in our auditor's report unless law or regulation precludes public disclosure about the matter or when, in extremely rare circumstances, we determine that a matter should not be communicated in our report because the adverse consequences of doing so would reasonably be expected to outweigh the public interest benefits of such communication.

Report on Other Legal and Regulatory Requirements

As required by the Companies (Auditor's Report) Order, 2016 ("the Order"), issued by the Central Government of India in terms of sub-section (11) of section 143 of the Companies Act, 2013, we are required to give in the Annexure a statement on the matters specified in paragraphs 3 and 4 of the Order, to the extent applicable. Since, in our opinion and according to the information and explanation given to us and on the basis of the opinion obtained by the company, the said order is not applicable to the company.

As required by Section 143(3) of the Act, we report that:

We have sought and obtained all the information and explanations which to the best of our knowledge and belief were necessary for the purposes of our audit.

Auditors' Report as at Balance Sheet date 31.03.2020

Page 3 of 4

(91) 80 2554 7868
(91) 98 4418 7192
info@mahmedassociates.in
T1, Osmood Towers, No 33, S.V. Road, Ulsoor, Bangalore – 560008, KA, INDIA
www.mahmedassociates.in

M. Ahmed & Associates
Chartered Accountants

a. In our opinion, proper books of account as required by law have been kept by the Company so far as it appears from our examination of those books.

b. The Balance Sheet, the Statement of Profit and Loss, and the Cash Flow Statement dealt with by this Report are in agreement with the books of account.

c. In our opinion, the aforesaid standalone financial statements comply with the Accounting Standards specified under Section 133 of the Act, read with Rule 7 of the Companies (Accounts) Rules, 2014.

d. On the basis of the written representations received from the directors as on 31st March, 2020 taken on record by the Board of Directors, none of the directors is disqualified as on 31st March, 2020 from being appointed as a director in terms of Section 164 (2) of the Act.

e. The company has maintained adequate internal financial controls for the effective operations of the company.

f. With respect to the other matters to be included in the Auditor's Report in accordance with Rule 11 of the Companies (Audit and Auditors) Rules, 2014, in our opinion and to the best of our information and according to the explanations given to us:

   i. The Company does not have any pending litigations which would impact its financial position.

   ii. The Company did not have any long-term contracts including derivative contracts for which there were any material foreseeable losses.

   iii. There has been no delay in transferring amounts, required to be transferred, to the Investor Education and Protection Fund by the Company.

For M. AHMED & ASSOCIATES
Chartered Accountants

CA. MOIEZ AHMED V O
PROPRIETOR
Membership No.: 220168
Firm No.: 011810S

Place: Bangalore
Date: 9TH DECEMBER 2020

Auditors' Report as at Balance Sheet date 31.03.2020

Page 4 of 4

(91) 80 2554 7868
(91) 98 4418 7192
info@mahmedassociates.in
T1, Osmood Towers, No 33, S.V. Road, Ulsoor, Bangalore – 560008, KA, INDIA
www.mahmedassociates.in

BELFRICS CRYPTEX PRIVATE LIMITED

[CIN: U74120MH2015PTC268237]

BALANCE SHEET

AS AT 31 MARCH 2020

	PARTICULARS	NOTE	AS AT 31 MARCH 2020 (INR)	AS AT 31 MARCH 2019 (INR)
A	**EQUITY AND LIABILITIES**			
1	**Shareholders' funds**			
a	Share capital	2	1,00,000	1,00,000
b	Reserves and surplus	3	28,86,025	39,47,466
c	Money received against share warrant		-	-
2	**Share application money pending allotment**		-	-
3	**Non-current liabilities**			
a	Long term borrowings		-	-
b	Deferred tax liability (net)	4	2,05,248	1,94,816
c	Other long term liabilities		-	-
d	Long term provisions		-	-
4	**Current liabilities**			
a	Short term borrowings	5	74,95,442	64,44,850
b	Trade payables	6	1,23,232	4,76,695
c	Other current liabilities		-	-
d	Short term provisions	7	6,25,994	16,39,125
	TOTAL		1,14,35,941	1,28,02,951
B	**ASSETS**			
1	**Non current assets**			
a	Fixed assets			
	(i) Tangible assets	8	57,07,004	66,71,676
	(ii) Intangible assets		-	-
	(iii) Capital work in progress		-	-
	(iv) Intangible assets under development		-	-
	(v) Fixed assets held for sale		-	-
b	Non current investments		-	-
c	Deferred tax asset (net)		-	-
d	Long term loans and advances	9	-	3,90,000
e	Other non current assets	10	7,011	14,022
2	**Current aseet**			
a	Current investments		-	-
b	Inventories		-	-
c	Trade receivables	11	9,98,738	9,98,738
d	Cash and cash equivalents	12	47,23,188	47,28,515
e	Short term loans and advances		-	-
f	Other current assets		-	-
	TOTAL		1,14,35,941	1,28,02,951

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements 1

In terms of our report attached

For M. AHMED & ASSOCIATES
Chartered Accountants

CA. MOIEZ AHMED V O
PROPRIETOR
Membership No.: 220168
Firm No.: 011810S
PLACE BANGALORE
DATE 9TH DECEMBER 2020

For and on behalf of the Board of Directors
BELFRICS CRYPTEX PRIVATE LIMITED

JABEER K M
MANAGING DIRECTOR
DIN: 07209262

VAZEEM JADEER P P K
DIRECTOR
DIN: 08166826

PLACE BANGALORE
DATE 9TH DECEMBER 2020

BELFRICS CRYPTEX PRIVATE LIMITED

[CIN: U74120MH2015PTC268237]

STATEMENT OF PROFIT AND LOSS

FOR THE YEAR ENDED 31 MARCH 2020

		PARTICULARS	NOTE	YEAR ENDED 31 MARCH 2020 (INR)	YEAR ENDED 31 MARCH 2019 (INR)
A		**CONTINUING OPERATIONS**			
1		Revenue form operations	13	-	2,07,19,157
2		Other Income	14	-	5,00,000
3		**Total Revenue (1+2)**		-	2,12,19,157
4		**Expenses**			
	a	Cost of Materials Consumed		-	-
	b	Employee benefit expenses	15	-	1,40,96,484
	c	Manegerial Remuneration	16	-	-
	d	Payment to Auditors	17	75,000	85,000
	e	Insurance Expenses		-	-
	f	Power and Fuel		-	25,006
	g	Finance cost		-	-
	h	Depreciation and Amortisation cost		9,64,672	8,97,204
	i	Other expenses	18	22,637	37,31,903
		Total Expenses		10,62,309	1,88,35,597
5		**Profit/(Loss) before exceptional, extraordinary items and tax (3-4)**		(10,62,309)	23,83,560
6		Exceptional items		-	-
7		**Profit/(Loss) before extraordinary items and tax (5-6)**		(10,62,309)	23,83,560
8		Extraordinary items		-	-
9		**Profir/(Loss) before tax (7-8)**		(10,62,309)	23,83,560
10		**Tax expenses**			
	a	Current tax expenses for the current year		-	7,75,994
	b	Less : MAT credit		-	-
	c	Current tax expenses for prior years		(11,300)	-
	d	Net current tax (a-b+c)		(11,300)	7,75,994
	e	Deferred tax		10,432	80,545
11		**Profit/(Loss) from continuing operations (9-10)**		(10,61,441)	15,27,021
B		**DISCONTINUING OPERATIONS**			
12	i	Profit/(Loss) form discontinuing operations		-	-
12	ii	Gain/(Loss) on disposal of assets / settlement of liabilities attributable to the discontinuing operations		-	-
12	iii	Add / (Less): Tax expenses of discontinuing operations			
		(a) on ordinary activities		-	-
		(b) on gain / (loss) on disposal of assets / settlement of liabilities		-	-
13		Profit / (Loss) from discontinuing operations (12i + 12ii +12iii)		-	-
C		**TOTAL OPERATIONS**			
14		**Profit / (Loss) for the year (11+13)**		(10,61,441)	15,27,021

STATEMENT OF PROFIT AND LOSS

FOR THE YEAR ENDED 31 MARCH 2020 (Cont..)

	PARTICULARS	NOTE	YEAR ENDED 31 MARCH 2020 (INR)	YEAR ENDED 31 MARCH 2019 (INR)
15 i	**Earnings per share (of Rs.10 each)**			
a	Basic			
	For continuing operations		(106.14)	152.70
	For total operations		(106.14)	152.70
b	Dilluted			
	For continuing operations		(106.14)	152.70
	For total operations		(106.14)	152.70
15 ii	**Earnings per share excluding extraordinary items (of Rs.10 each)**			
a	Basic			
	For continuing operations		(106.14)	152.70
	For total operations		(106.14)	152.70
b	Dilluted			
	For continuing operations		(106.14)	152.70
	For total operations		(106.14)	152.70

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements 1

In terms of our report attached
For M. AHMED & ASSOCIATES
Chartered Accountants

CA. MOIEZ AHMED V O
PROPRIETOR
Membership No.: 220168
Firm No.: 011810S

PLACE BANGALORE
DATE 9TH DECEMBER 2020

For and on behalf of the Board of Directors
BELFRICS CRYPTEX PRIVATE LIMITED

JABEER K M	**VAZEEM JADEER P P K**
MANAGING DIRECTOR	**DIRECTOR**
DIN: 07209262	**DIN: 08166826**

PLACE BANGALORE
DATE 9TH DECEMBER 2020

BELFRICS CRYPTEX PRIVATE LIMITED

[CIN: U74120MH2015PTC268237]

CASH FLOW STATEMENT

FOR THE YEAR ENDED 31 MARCH 2020

	PARTICULARS		Year Ended 31 March, 2020		Year Ended 31 March, 2019
		(INR)	(INR)	(INR)	(INR)
A	**Cash flow from operating activities**				
	Net Profit / (Loss) before extraordinary items and tax		(10,62,309)		23,83,560
	Adjustments for:				
i	Depreciation and amortisation		9,64,672		8,97,204
	Operating profit / (loss) before working capital changes		(97,637)		32,80,764
	Changes in working capital:				
	Adjustments for (increase) / decrease in operating assets:				
i	Inventories	-		-	
ii	Trade receivables	-		(9,98,738)	
iii	Short-term loans and advances	-		-	
iv	Long-term loans and advances	3,90,000		-	
v	Other current assets	-		-	
vi	Other non-current assets	7,011	3,97,011	7,012	(9,91,726)
	Adjustments for increase / (decrease) in operating liabilities:				
i	Trade payables	(3,53,463)		(79,22,724)	
ii	Other current liabilities	-		-	
iii	Other long-term liabilities	-		-	
iv	Short-term provisions	(10,13,131)		5,793	
v	Long-term provisions	-	(13,66,593)	-	(79,16,931)
	Cash generated from operations (Before extraordinary items)		(10,67,219)		(56,27,893)
	Cash flow from extraordinary items		-		-
	Cash generated from operations		(10,67,219)		(56,27,893)
	Net income tax (paid) / refunds		(11,300)		7,75,994
	Net cash flow from / (used in) operating activities (A)		(10,55,919)		(64,03,887)
B	**Cash flow from investing activities**				
	Capital expenditure on fixed assets, including capital advances		-		(4,36,000)
	Cash flow from extraordinary items		-		-
			-		(4,36,000)
	Net income tax (paid) / refunds		-		-
	Net cash flow from / (used in) investing activities (B)		-		(4,36,000)
C	**Cash flow from financing activities**				
	Proceeds from issue of equity shares		-		-
	Cash flow from extraordinary items		-		-
	Proceeds from other short term borrowings		10,50,592		64,44,850
	Net cash flow from / (used in) financing activities (C)		10,50,592		64,44,850
D	**Net increase / (decrease) in Cash and cash equivalents (A+B+C)**		(5,327)		(3,95,037)
	Cash and cash equivalents at the beginning of the year	47,28,515		51,23,552	
	Effect of exchange differences on restatement of foreign currency Cash and cash	-	47,28,515	-	51,23,552
	Cash and cash equivalents at the end of the year		47,23,188		47,28,515

CASH FLOW STATEMENT

FOR THE YEAR ENDED 31 MARCH 2020 (Cont.)

PARTICULARS		Year Ended 31 March, 2020		Year Ended 31 March, 2019
	(INR)	(INR)	(INR)	(INR)
Reconciliation of Cash and cash equivalents with the Balance Sheet:				
Cash and cash equivalents as per Balance Sheet		47,23,188		47,28,515
Less: Bank balances not considered as Cash and cash equivalents as defined in AS 3		-		-
Net Cash and cash equivalents		47,23,188		47,28,515
Add: Current investments considered as part of Cash and cash equivalents (as defined		-		-
Cash and cash equivalents at the end of the year *		47,23,188		47,28,515
*** Comprises:**				
Cash on hand		47,22,794		47,22,794
In current accounts		394		5,721
		47,23,188		47,28,515

Notes:
(i) The Cash Flow Statement reflects the combined cash flows pertaining to continuing and discounting operations.

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements

In terms of our report attached
For M. AHMED & ASSOCIATES
Chartered Accountants

CA. MOIEZ AHMED V O
PROPRIETOR
Membership No.: 220168
Firm No.: 011810S

PLACE BANGALORE
DATE 9TH DECEMBER 2020

For and on behalf of the Board of Directors
BELFRICS CRYPTEX PRIVATE LIMITED

JABEER K M
MANAGING DIRECTOR
DIN: 07209262

VAZEEM JADEER P P K
DIRECTOR
DIN: 08166826

PLACE BANGALORE
DATE 9TH DECEMBER 2020

BELFRICS CRYPTEX PRIVATE LIMITED

[CIN: U74120MH2015PTC268237]

NOTES

TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 MARCH 2020

2	SHARE CAPITAL		
	PARTICULARS	As at 31 March 2020	As at 31 March 2019
a	Authorized		
	Equity shares of Rs.10 each with voting rights	1,00,000	1,00,000
b	Issued		
	Equity shares of Rs.10 each with voting rights	1,00,000	1,00,000
c	Subscribed and fully paid up		
	Equity shares of Rs.10 each with voting rights	1,00,000	1,00,000
d	Subscribed and not fully paid up		
	Equity shares of Rs.10 each with voting rights	-	-

(i) Reconcilation of the number of shares and amount outstanding at the beginning and end of reporting period

PARTICULARS	Opening Balance	Fresh Issue	Bonus	ESOP	Conversion	Buy Back	Other Changes	Closing Balance
Equity shares with voting rights								
Year ended 31.03.2020								
No of Shares	10,000	-	-	-	-	-	-	10,000
Amount	1,00,000	-	-	-	-	-	-	1,00,000
Year ended 31.03.2019								
No of Shares	10,000	-	-	-	-	-	-	10,000
Amount	1,00,000	-	-	-	-	-	-	1,00,000

(ii) Details of shares held by shareholder holding more than 5% shares:

	CLASS OF SHARES / NAME OF SHAREHOLDER	As at 31 March 2020		As at 31 March 2019	
		Number of Shares Held	% Holding in that class of Shares	Number of Shares Held	% Holding in that class of Shares
I	Equity shares with voting rights				
a	Praveenkumar Vijaykumar	5,000	50%	5,000	50%
c	Maya Praveenkumar	5,000	50%	5,000	50%

3	RESERVES AND SURPLUS		
	PARTICULARS	As at 31 March 2020	As at 31 March 2019
a	Surplus / (Deficit) in statement of Profit and Loss		
	Opening Balance	39,47,466	24,20,445
	Add: Profit / (Loss) for the year	(10,61,441)	15,27,021
	Less: Interim Divident	-	-
	Divident Proposed to be distributed to Equity shares	-	-
	Tax on dividend	-	-
	General Reserves	-	-
	Closing Balance	28,86,025	39,47,466
	Total closing balance	28,86,025	39,47,466

4 DEFERRED TAX (LIABILITY) / ASSET

		PARTICULARS	SCHEDULE	As at 31st March 2020	As at 31st March 2019
		Deferred Tax (Liability)/Asset		(1,94,816)	(1,14,271)
I		Tax effect of items constituting Deferred Tax Liability			
	a	On difference between Book balance and Tax balance of Fixed Assets		10,432	80,545
	b	On expenditure deferred in the Books but allowable for Tax purposes		-	-
	c	On items included in Reserves and Surplus pending Amortisation into the Statement of Profit and Loss		-	-
	d	Others		-	-
		Tax effect of items constituting Deferred Tax Liability		10,432	80,545
II		Tax effect of items constituting Deferred Tax Assets			
	a	Provision for compensated absences, Gratuity and other Employee Benefits		-	-
	b	Provision for doubtful Debts/Advances		-	-
	c	Disallowances under Section 40(a)(i), 43B of the Income Tax Act, 1961		-	-
	d	On difference between Book balance and Tax balance of Fixed Assets		-	-
	e	Unabsorbed Depreciation carried forward		-	-
	f	Brought forward Business Losses		-	-
	g	On items included in Reserves and Surplus pending Amortisation into the Statement of Profit and Loss		-	-
	h	Others		-	-
		Tax effect of items constituting Deferred Tax Assets		-	-
		Net Deferred Tax (Liability)/Asset		(2,05,248)	(1,94,816)

5 SHORT TERM BORROWINGS

	PARTICULARS	SCHEDULE	As at 31st March 2020	As at 31st March 2019
a	Loans and Advances from Related Parties			
	Secured			
	Unsecured	1	74,95,442	64,44,850
			74,95,442	64,44,850

6 TRADE PAYABLES

		PARTICULARS	SCHEDULE	As at 31 March 2020	As at 31 March 2019
a		Trade payables:			
	i	Acceptances	2	1,23,232	4,76,695
	ii	Other than Acceptances		-	-
				1,23,232	4,76,695

7 SHORT TREM PROVISIONS

	PARTICULARS	SCHEDULE	As at 31 March 2020	As at 31 March 2019
a	Provision for employee benefits:		-	4,44,183
b	Provision - Others:		-	5,68,948
c	Statutory payables		-	-
d	Provision for income tax	3	6,25,994	6,25,994
			6,25,994	16,39,125

9 LONG TERM LOANS AND ADVANCES

	PARTICULARS	SCHEDULE	As at 31 March 2020	As at 31 March 2019
a	Capital advances		-	-
b	Security deposits		-	3,90,000
c	Loans and advances to related parties		-	-
d	Other loans and advances		-	-
			-	3,90,000

10 OTHER NON CURRENT ASSETS

		PARTICULARS	As at 31 March 2020	As at 31 March 2019
a		Unamortised expenses		
	i	Preliminary expenses	7,011	14,022
			7,011	14,022

11 TRADE RECEIVABLES

	PARTICULARS	SCHEDULE	As at 31 March 2020	As at 31 March 2019
a	**Trade Receivables outstanding for a period exceeding six months from the date they were due for payment**			
	Secured, considered good			
	Unsecured, considered good	4	9,98,738	-
	Doubtful			
	Less : Provision for doubtful trade receivables			
b	Other trade receivables			
	Secured, considered good			
	Unsecured, considered good		-	9,98,738
	Doubtful			
	Less : Provision for doubtful trade receivables			
			9,98,738	9,98,738

12 CASH AND CASH EQUIVALENTS

	PARTICULARS	SCHEDULE	As at 31 March 2020	As at 31 March 2019
a	Cash on hand		47,22,794	47,22,794
b	Cheques, drafts on hand			
c	Balances with banks			
i	In current accounts	5	394	5,721
			47,23,188	47,28,515

13 REVENUE FROM OPERATIONS

	PARTICULARS	SCHEDULE	As at 31 March 2020	As at 31 March 2019
a	Sale of Products		-	-
b	Sale of Services		-	2,07,19,157
			-	2,07,19,157

14 OTHER INCOME

	PARTICULARS	SCHEDULE	As at 31 March 2020	As at 31 March 2019
a	Other non operating income		-	5,00,000
			-	5,00,000

15 EMPLOYEE BENEFIT EXPENSES

	PARTICULARS	As at 31 March 2020	As at 31 March 2019
a	Salaries & Allowances	-	1,36,03,654
b	Staff Welfare Expenses	-	4,92,830
		-	1,40,96,484

16 MANEGERIAL REMUNERATION

	PARTICULARS	SCHEDULE	As at 31st March 2,020	As at 31st March 2,019
a	Directors Remuneration		-	-
b	Key Management Personnel		-	-
			-	-

17 PAYMENT TO AUDITORS

	PARTICULARS	As at 31st March 2020	As at 31st March 2019
i	Payment to the Auditors comprises (Net of Service Tax Input Credit, where applicable)		
a	As Auditors - Statutory Audit	75,000	85,000
b	For Taxation Matters	-	-
c	For Company Law Matters	-	-
d	For Management Services	-	-
e	For Other Services	-	-
f	Reimbursement of Expenses	-	-
		75,000	85,000

18 OTHER EXPENSES

PARTICULARS	SCHEDULE	As at 31 March 2020	As at 31 March 2019
Consumption of stores and spare parts		-	-
Advertisement Expenses		-	-
Rent including lease rentals		-	18,21,000
Repair and maintenance - Buildings		-	-
Repair and maintenance - Machinery		-	-
Repair and maintenance - Others		-	-
Rates and taxes		-	4,56,115
Communication		-	76,684
Business promotions		-	29,971
Travelling and conveyance		5,626	7,74,453
Printing and stationary		-	19,800
legal and professional		10,000	2,22,896
Prior period items		-	-
Preliminary Expenses W/o		7,011	7,012
Miscellaneous expenses			
Bank Charges		-	3,037
Sundry Expenses		-	20,681
Subscription and periodicals		-	2,949
Soft Ware Purchases		-	13,999
Maintanance Expenses		-	1,44,790
Office Maintenance Expenses		-	90,254
Payroll Expenses		-	48,262
		22,637	37,31,903

19 RELATED PARTY DISCLOSURE

A Details of Related Parties

Sl. No.	Description of Relationship	Names of Related Parties
1	Key Management Personnel	Jabeer K M
2	Key Management Personnel	Valaman Mohan Krishnan
3	Key Management Personnel	Vazeem P K
4	Entity with Joint Control	Belfrics Global Pte Ltd - Singapore

B Related Party Transaction for the Year

	PARTICULARS	HOLDING COMPANY	SUBSIDIARIES	FELLOW SUBSIDIA	ASSOCIATES	KMP	RELATIVE OF KMP	TOTAL
1	Purchase of goods	-	-	-	-	-	-	-
2	Sale of goods	-	-	-	-	-	-	-
3	Purchase of fixed assets	-	-	-	-	-	-	-
4	Sale of fixed assets	-	-	-	-	-	-	-
5	Rendering of services	-	-	-	-	-	-	-
6	Receiving of services	-	-	-	-	-	-	-
7	Agency arrangements	-	-	-	-	-	-	-
8	Leasing or hire purchase arrangements	-	-	-	-	-	-	-
9	Transfer of research and development	-	-	-	-	-	-	-
10	Licence agreementsFinance	-	-	-	-	-	-	-
11	Guarantees and collaterals	-	-	-	-	-	-	-
12	Other contracts	-	-	-	-	-	-	-
		-	-	-	-	-	-	-

20 DETAILS OF FOREIGN EXCHANGE

A Details of earning in foreign exchange

PARTICULARS	As at 31st March 2020	As at 31st March 2019
Export of goods calculated on FOB basis	-	2,07,19,157
Interest and dividend	-	-
Royalty	-	-
Know-how	-	-
Professional and consultation fees	-	-
Management contracts	-	-
Total Earning in Foreign Exchange	-	2,07,19,157

A Details of expenditure in foreign exchange

PARTICULARS	As at 31st March 2020	As at 31st March 2019
Import of goods calculated on CIF basis		
(i) Raw materia	-	-
(ii) Component and spare parts	-	-
(iii) Capital goods	-	-
Expenditure on account of		
Royalty	-	-
Know-how	-	-
Professional and consultation fees	-	-
Interest	-	-
Other matters	-	-
Dividends paid	-	-
Total Expenditure in foreign exchange	-	-

BELFRICS CRYPTEX PRIVATE LIMITED

[CIN: U74120MH2015PTC268237]

NOTES

TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 MARCH 2020

8 FIXED ASSETS

Tangible assets	Gross block					Accumulated depreciation and impairment					Net block	
	Balance as at 1 April, 2019	Additions / Adjustments during the year	Disposals / Adjustments during the year	Impairment / (Reversal) during the year	Balance as at 31 March, 2020	Balance as at 1 April, 2019	Depreciation / amortisation expense for the year	Deductions / Adjustments during the year	Impairment / (Reversal) during the year	Balance as at 31 March, 2020	Balance as at 31 March, 2020	Balance as at 31 March, 2019
i Owned												
A Computers	8,26,937	-	-	-	8,26,937	2,39,672	2,75,646	-	-	5,15,318	3,11,619	5,87,265
B Plant & Machinery	67,75,450	-	-	-	67,75,450	7,92,635	6,77,545	-	-	14,70,180	53,05,270	59,82,815
C Furniture & Fittings	1,14,811	-	-	-	1,14,811	13,215	11,481	-	-	24,696	90,115	1,01,596
ii Taken under finance lease	-	-	-	-	-	-	-	-	-	-	-	-
iii Intangible Assets	-	-	-	-	-	-	-	-	-	-	-	-
Total	**77,17,198**	**-**	**-**	**-**	**77,17,198**	**10,45,522**	**9,64,672**	**-**	**-**	**20,10,194**	**57,07,004**	**66,71,676**
Previous year	**72,81,198**	**4,36,000**	**-**	**-**	**77,17,198**	**1,48,318**	**8,97,204**	**-**	**-**	**10,45,522**	**66,71,676**	**71,32,880**

BELFRICS CRYPTEX PRIVATE LIMITED

SCHEDULES TO FINANCIAL STATEMENTS FOR YEAR ENDED 31ST MARCH 2020
SIGNIFICANT ACCOUNTING POLICIES & NOTES TO ACCOUNTS

NOTE 1

CORPORATE INFORMATION

Belfrics Cryptex Private Limited is a private limited company domiciled in India. The company deals in development of block chain technology and products and its advisory. Currently the company is operates from Mumbai and Bangalore Offices.

SIGNIFICANT ACCOUNTING POLICIES & NOTES TO ACCOUNTS

1. BASIS OF ACCOUNTING

   The financial statements of the Company have been prepared in accordance with the Generally Accepted Accounting Principles in India (Indian GAAP) to comply with the Accounting Standards notified under the Companies (Accounting Standards) Rules, 2006 (as amended) and the relevant provisions of Companies Act, 2013. The financial statements have been prepared on accrual basis under the historical cost convention.

2. USE OF ESTIMATES

   The preparation of the financial statements in conformity with Indian GAAP requires the Management to make estimates and assumptions considered in the reported amounts of assets and liabilities (including contingent liabilities) and the reported income and expenses during the year. The Management believes that the estimates used in preparation of the financial statements are prudent and reasonable. Future results could differ due to these estimates and the differences between the actual results and the estimates are recognised in the periods in which the results are known / materialise.

3. CASH AND CASH EQUIVALENTS

   Cash comprises cash on hand and demand deposits with banks. Cash equivalents are short-term balances (with an original maturity of three months or less from the date of acquisition)

4. CASH FLOW STATEMENTS

   Cash flows are reported using the indirect method, whereby profit / (loss) before extraordinary items and tax is adjusted for the effects of transactions of non-cash nature and any deferrals or accruals of past or future cash receipts or payments. The cash flows from operating, investing and financing activities of the Company are segregated based on the available information.

5. DEPRECIATION:

   Depreciation on fixed assets is provided using the straight line method. The rates of depreciation prescribed in SCHEDULE II to the Companies Act, 2013 are considered as the minimum rates. If the management estimates of the useful life of a fixed asset at the time of acquisition of the asset or of the remaining useful life on a subsequent review is shorter than that envisaged in the aforesaid schedule, depreciation is provided at a higher rate based on the management estimate of the useful life / remaining useful life. Pursuant to this policy depreciation on assets has been provided at the rates based on the following estimated useful life of the fixed assets:

Notes to accounts as at Balance Sheet date 31.03.2020 Page 1 of 4

ASSET CATEGORY	USEFUL LIFE	SLM RATE
Computer & Peripherals	3 Years	33.33%
Furniture & Fittings	10 Years	10.00%
Plant & Machinery	15 Years	06.67%
Office Equipments	5 Years	20.00%
Vehicles	10 Years	10.00%
Electrical Installations & Equipments	10 Years	10.00%

Individual assets costing Rs. 5,000 or less are depreciated at the rate of 100% in the year of acquisition. Depreciation on addition/ deletions to the assets during the year is provided on pro rata basis from/up to the date of addition/deletion.

6. REVENUE RECOGNISATIN

Sales are recognised when the substantial risk and rewards of ownership in the goods are transferred to the buyer, upon supply of goods, and are recognised net of trade discounts, rebates, sales taxes and other duties (on goods manufactured and outsourced).

Income from services rendered is recognised as the service is performed and is booked based on agreements/arrangements with the concerned parties.

Income from maintenance contracts are recognised pro-rata over the period of the contract.

7. TANGIBLE FIXED ASSETS :

Fixed assets are carried at cost less accumulated depreciation and impairment losses, if any. The cost of fixed assets includes interest on borrowings attributable to acquisition of qualifying fixed assets up to the date the asset is ready for its intended use and other incidental expenses incurred up to that date. Exchange differences arising on restatement / settlement of long-term foreign currency borrowings relating to acquisition of depreciable fixed assets are adjusted to the cost of the respective assets and depreciated over the remaining useful life of such assets.
Fixed assets acquired and put to use for project purpose are capitalised and depreciation thereon is included in the project cost till commissioning of the project.

8. FORIGN CURRENCY TRANACTIONS AND TRANSLATIONS

Initial recognition:
Transactions in foreign currencies entered into by the Company and its integral foreign operations are accounted at the exchange rates prevailing on the date of the transaction or at rates that closely approximate the rate at the date of the transaction. Foreign currency monetary items (other than derivative contracts) of the Company and its net investment in non-integral foreign operations outstanding at the Balance Sheet date are restated at the year-end rates.

In the case of integral operations, assets and liabilities (other than non-monetary items), are translated at the exchange rate prevailing on the Balance Sheet date. Non-monetary items are carried at historical cost. Revenue and expenses are translated at the average exchange rates prevailing during the year. Exchange differences arising out of these translations are charged to the Statement of Profit and Loss.

Treatment of exchange differences:
Exchange differences arising on settlement / restatement of short-term foreign currency monetary assets and liabilities of the Company and its integral foreign operations are recognised as income or expense in the Statement of Profit and Loss. The exchange differences on restatement / settlement of loans to non-integral foreign operations that are considered as net investment in such operations are accumulated in a "Foreign currency translation reserve" until disposal / recovery of the net investment.

Notes to accounts as at Balance Sheet date 31.03.2020 Page 2 of 4

The exchange differences arising on restatement / settlement of long-term foreign currency monetary items are capitalised as part of the depreciable fixed assets to which the monetary item relates and depreciated over the remaining useful life of such assets or amortised on settlement / over the maturity period of such items if such items do not relate to acquisition of depreciable fixed assets. The unamortised balance is carried in the Balance Sheet as "Foreign currency monetary item translation difference account" net of the tax effect thereon.

Accounting of forward contracts
Premium / discount on forward exchange contracts, which are not intended for trading or speculation purposes, are amortised over the period of the contracts if such contracts relate to monetary items as at the Balance Sheet date.

9. EMPLOYEE BENEFITS

Employee benefits include provident fund, superannuation fund, gratuity fund, compensated absences, long service awards and post-employment medical benefits.

10. EARNINGS PER SHARE

Basic earnings per share is computed by dividing the profit / (loss) after tax (including the post tax effect of extraordinary items, if any) by the weighted average number of equity shares outstanding during the year. Diluted earnings per share is computed by dividing the profit / (loss) after tax (including the post tax effect of extraordinary items, if any) as adjusted for dividend, interest and other charges to expense or income relating to the dilutive potential equity shares, by the weighted average number of equity shares considered for deriving basic earnings per share and the weighted average number of equity shares which could have been issued on the conversion of all dilutive potential equity shares. Potential equity shares are deemed to be dilutive only if their conversion to equity shares would decrease the net profit per share from continuing ordinary operations. Potential dilutive equity shares are deemed to be converted as at the beginning of the period, unless they have been issued at a later date. The dilutive potential equity shares are adjusted for the proceeds receivable had the shares been actually issued at fair value (i.e. average market value of the outstanding shares). Dilutive potential equity shares are determined independently for each period presented. The number of equity shares and potentially dilutive equity shares are adjusted for share splits / reverse share splits and bonus shares, as appropriate.

11. TAXES ON INCOME

Current tax is the amount of tax payable on the taxable income for the year as determined in accordance with the provisions of the Income Tax Act, 1961.
Deferred tax is recognised on timing differences, being the differences between the taxable income and the accounting income that originate in one period and are capable of reversal in one or more subsequent periods. Deferred tax is measured using the tax rates and the tax laws enacted or substantially enacted as at the reporting date. Deferred tax liabilities are recognised for all timing differences. Deferred tax assets in respect of unabsorbed depreciation and carry forward of losses are recognised only if there is virtual certainty that there will be sufficient future taxable income available to realise such assets. Deferred tax assets are recognised for timing differences of other items only to the extent that reasonable certainty exists that sufficient future taxable income will be available against which these can be realised. Deferred tax assets and liabilities are offset if such items relate to taxes on income levied by the same governing tax laws and the Company has a legally enforceable right for such set off. Deferred tax assets are reviewed at each Balance Sheet date for their realisability.
Current and deferred tax relating to items directly recognised in equity is recognised in equity and not in the Statement of Profit and Loss.

12. INTANGIBLE ASSETS:

The company does not hold any intangible assets during the period.

Notes to accounts as at Balance Sheet date 31.03.2020 Page 3 of 4

13. CURRENT ASSETS, LOANS AND ADVANCES

In the opinion of the board of directors, the current assets, loans and advances are approximately of the value stated, if realized in the ordinary course of business and that the provisions for depreciation and all known and ascertained liabilities are adequate and not in excess of the amount reasonably necessary.

Balances are subject to confirmation from respective parties.

14. CONTINGENT LIABILITY:

A contingent liability is a possible obligation that arises from past events whose existence will be confirmed by the occurrence or non-occurrence of one or more uncertain future events beyond the control of the Company or a present obligation that is not recognized because it is not probable that an outflow of resources will be required to settle the obligation. A contingent liability also arises in extremely rare cases where there is a liability that cannot be recognized because it cannot be measured reliably. The Company does not recognize a contingent liability but discloses its existence in the financial statements.

There is no liability provided as contingency as on 31st March 2020

15. PROVISIONS

A provision is recognised when the Company has a present obligation as a result of past event, it is probable that an outflow of resources will be required to settle the obligation, in respect of which a reliable estimate can be made. Provisions are not discounted to its present value and are determined based on the best estimate required to settle the obligation at the balance sheet date. These are reviewed at each balance sheet date and adjusted to reflect the current best estimates.

In terms of our report attached
For M. AHMED & ASSOCIATES
Chartered Accountants

CA.MOIEZ AHMED V O
PROPRIETOR
Membership No: 220168
Firm No.: 011810S

DATE: 9TH DECEMBER 2020
PLACE: BANGALORE

For and behalf of Board of Directors
BELFRICS CRYPTEX PRIVATE LIMITED

JABEER K M	**VAZEEM JADEER P K**
DIRECTOR	**DIRECTOR**
DIN: 07209262	DIN: 08166826

DATE: 9TH DECEMBER 2020
PLACE: BANGALORE

Notes to accounts as at Balance Sheet date 31.03.2020

Page 4 of 4

BELFRICS CRYPTEX PRIVATE LIMITED
Regd. Office: B/16, Grace Plaza, S V Road, Jogeshwari West, Mumbai – 400102, Maharashtra, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout, Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U74120MH2015PTC268237
www.belfrics.in

DIRECTOR'S REPORT

To,
The Members,
BELFRICS CRYPTEX PRIVATE LIMITED

Your Directors are pleased to present the **SIXTH ANNUAL REPORT** of your Company together with the Audited Statement of Accounts and the Auditors' Report of your company for the financial year ended, 31st March, 2021.

The summarized financial results for the year ended 31st March, 2021 are as under:

FINANCIAL RESULTS

Particular	For the financial year ended 31st March, 2021 Amount in Rs.	For the financial year ended 31st March, 2020 Amount in Rs.
Sales and Other Income	NIL	NIL
Expenditure	11,22,766	10,62,309
Profit before Tax	(11,22,766)	(10,62,309)
Provision for Taxation		
1. Current	NIL	(11,300)
2. Deferred	(33,172)	10,432
Profit after Tax	(10,89,593)	(10,61,441)
Earnings per Equity Share		
1. Basic	(108.96)	(106.41)
2. Diluted	(108.96)	(106.41)

REVIEW OF OPERATION

The net loss for the year under review has been Rs. 10,89,593/-. Your Directors are continuously looking for avenues for future growth of the Company.

STATE OF AFFAIRS

The company is engaged in the business of development and implementation of SaaS products particularly in block chain technology development.

CHANGE IN NATURE OF BUSINESS, IF ANY

The company has stopped operations for Bitcoin voucher sales in accordance with Legal Regulations of RBI. The company has now ventured in the business of development of block chain technology and implementation services.

ANNUAL RETURN

The extracts of the Annual Return pursuant to the provisions of Section 92 of Companies Act, 2013 read with Rule 12 of the Companies (Management and Administration) Rules, 2014 in Form No. MGT – 9 is enclosed herewith in **Annexure I**

Directors Report – Financial Year Ended 31.03.2021 Page 1 of 6

BELFRICS CRYPTEX PRIVATE LIMITED
Regd. Office: B/16, Grace Plaza, S V Road, Jogeshwari West, Mumbai – 400102, Maharashtra, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout, Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U74120MH2015PTC268237
www.belfrics.in

HUMAN RESOURCES

The well disciplined workforce which has served the Company lies at the very foundation of the Company's major achievements and shall well continue for the years to come. The Management has always carried out systematic appraisal of performance and imparted training at periodic intervals. The Company has always recognized talent and has judiciously followed the principle of rewarding performance.

INTERNAL CONTROL SYSTEM AND THEIR ADEQUACY

The Company has adequate system of internal control to safeguard and protect from loss, unauthorized use or disposition of its assets. All the transactions are properly authorized, recorded and reported to the Management. The Company is following all the applicable Accounting Standards for properly maintaining the books of accounts and reporting Financial Statements. The internal auditor of the Company checks and verifies the internal control and monitors them in accordance with policy adopted by the Company. Even through this non-production period the Company continues to ensure proper and adequate systems and procedures commensurate with its size and nature of its business.

NUMBER OF BOARD MEETINGS CONDUCTED DURING THE YEAR

The following are the details of meetings of board of directors or committees held during the financial year.

S.NO	NUMBER OF BOD	DATE OF BOARD MEETING	CHAIRPERSON
1.	BCPLBM2021-01	30TH JUNE 2020	Mr. Jabeer K M
2.	BCPLBM2021-02	15TH SEPTEMBER 2020	Mr. Jabeer K M
3.	BCPLBM2021-03	9TH DECEMBER 2020	Mr. Jabeer K M
4.	BCPLBM2021-04	15TH FEBRUARY 2021	Mr. Jabeer K M
5.	BCPLBM2021-05	30TH MARCH 2021	Mr. Jabeer K M

DECLARATION UNDER SECTION 149(6)

Being a private limited company, provisions of Independent Director under section 149(6) of the Companies Act, 2013 shall not be applicable.

DIRECTORS RESPONSIBILITY STATEMENT

In accordance with the provisions of Section 134(5) of the Companies Act, 2013 the Board hereby submit that:

a. In the preparation of the annual accounts, the applicable accounting standards had been followed along with proper explanation relating to material departures,

b. The directors had selected such accounting policies and applied them consistently and made judgments and estimates that are reasonable and prudent so as to give a true and fair view of the state of affairs of the company at the end of financial year and of the profit and loss of the company for that period,

Directors Report – Financial Year Ended 31.03.2021 Page 2 of 6

BELFRICS CRYPTEX PRIVATE LIMITED
Regd. Office: B/16, Grace Plaza, S V Road, Jogeshwari West, Mumbai – 400102, Maharashtra, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout, Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U74120MH2015PTC268237
www.belfrics.in

c. The directors had taken proper and sufficient care for the maintenance of adequate accounting records in accordance with the provisions of this act for safeguarding the assets of the company and for preventing and detecting fraud and other irregularities,

d. The directors had prepared the annual accounts on a going concern basis,

e. The directors had devised proper systems to ensure compliance with the provisions of all applicable laws and that such systems were adequate and operating effectively.

COMMENT ON AUDITOR REPORT:

There were no qualifications, reservations or adverse remarks made by the Auditors in their report.

RELATED PARTY TRANSACTIONS:

There were no contracts or arrangements entered into by the Company in accordance with provisions of Section 188 of the Companies Act, 2013. All material related party transactions that were entered into during the financial year were on an arm's length basis and were in the ordinary course of business. Form No. AOC – 2 is enclosed herewith in **Annexure II.**

There are no materially significant related party transactions made by the Company with Promoters, Directors, Key Managerial Personnel or other designated persons which may have a potential conflict with the interest of the Company at large. All Related Party Transactions are placed before the Board for approval.

PARTICULARS OF LOANS, GUARANTEES OR INVESTMENTS MADE UNDER SECTION 186 OF THE COMPANY ACT, 2013

There were no loans given, guarantees given or investments made by the company under Section 186 of the Companies Act, 2013 during the year and hence the said provision is not applicable.

RESERVES

During the financial year, the Board has not transferred any the amount to the reserves of the Company.

DIVIDEND

The Company has not recommended any dividend for the period ended 31st March, 2021.

MATERIAL CHANGES AND COMMITMENTS IF ANY AFFECTING THE FINANCIAL POSITION OF THE COMPANY OCCURRED BETWEEN THE END OF THE FINANCIAL YEAR TO WHICH THIS FINANCIAL STATEMENTS RELATES AND THE DATE OF THE REPORT.

No material changes and commitments affecting the financial position of the Company occurred between the end of the financial year to which this financial statements relate on the date of this report.

Directors Report – Financial Year Ended 31.03.2021

Page 3 of 6

BELFRICS CRYPTEX PRIVATE LIMITED
Regd. Office: B/16, Grace Plaza, S V Road, Jogeshwari West, Mumbai – 400102, Maharashtra, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout, Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U74120MH2015PTC268237
www.belfrics.in

CONSERVATION OF ENERGY, TECHNOLOGY ABSORPTION, FOREIGN EXCHANGE EARNINGS AND OUTGO

The information pertaining to conservation of energy, technology absorption, foreign exchange earnings and outgo as required under Section 134(3) (m) of the Companies Act, 2013 read with Rule 8(3) of the Companies (Accounts) Rules, 2014 are:

a) **Conservation of Energy-**

1. The Company has taken necessary steps for conservation of Energy.
2. The Company has taken steps to utilize alternate sources of Energy.
3. The Company has made no capital investment on energy conservation equipments.

b) **Technology absorption-**

1. The Company has not acquired any new technology
2. The Company has not incurred an amount on research and development.

c) **Foreign Exchange Earnings and outgo-**

1. Foreign exchange earnings in terms of actual inflows was NIL
2. Foreign exchange outgo in terms of actual outflows was NIL during the year.

STATEMENTS CONCERNING DEVELOPMENT AND IMPLEMENTATION OF THE RISK MANAGEMENT POLICY OF THE COMPANY

The Company has an effective risk management policy which is capable of identifying various types of risks associated with the business, its assessment, risk handling, monitoring and reporting.

DETAILS OF POLICY DEVELOPED AND IMPLEMNTED BY THE COMPANY ON ITS CORPORATE SOCIAL RESPONSIBILITY INITIATIVES

The Company has not developed and implemented any Corporate Social Responsibility initiatives as the said provisions are not applicable to the Company.

DIRECTORS

Mr. Vazeem Jadeer (DIN: 08166826) was appointed as Additional Director of the company vide Board Resolution dated 27/07/2020. Further his appointment as Director was approved in the last AGM Dated 9/12/2020.

The Board comprises of:

The Board at the end of Financial Year 31st March 2021 comprises of:

Directors Report – Financial Year Ended 31.03.2021

Page 4 of 6

BELFRICS CRYPTEX PRIVATE LIMITED
Regd. Office: B/16, Grace Plaza, S V Road, Jogeshwari West, Mumbai – 400102, Maharashtra, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout, Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U74120MH2015PTC268237
www.belfrics.in

S.No	Name	Designation	DIN
1.	Mr. Jabeer K M	Director	07209262
2.	Mr. Valamana Mohankrishnan	Director	00651486
3.	Mr. Vazeem Jadeer	Director	08166826

SUBSIDIARIES, JOINT VENTURES AND ASSOCIATE COMPANIES

The Company does not have any Subsidiary or Joint venture.
Belfrics Global Pte Ltd, Singapore is the associate company wherein the stakeholders of the company have more that 26% stake in 'Belfrics Global Pte Ltd.".

DEPOSITS

As per Section 74 of the Companies Act, 2013 the Company has neither accepted nor renewed any deposits during the financial year.
Further the Company has not defaulted in repayment of deposits or payment of interest during the financial year.

STATUTORY AUDITORS

M/S M. Ahmed & Associates, Chartered Accountants, its office at No. 33, S.V.Road, Ulsoor, Bangalore - 560008 were appointed as statutory auditors for a period of 5 years in this the First Annual General Meeting of the Company. They are eligible for re-appointment for a further period of 5 years and their continuation with the Company is to be ratified in the ensuring Annual General Meetings of the Company and the Company has received a certificate from the auditors to the effect that they are eligible to be reappointed and not disqualified in accordance with the provisions of the Companies Act, 2013.

DETAILS OF SIGNIFICANT AND MATERIAL ORDERS PASSED BY THE REGULATORS OR COURTS OR TRIBUNAL

There are no significant and material orders issued against the Company by any regulating authority or court or tribunal affecting the going concern status and Company's operation in future.

DISCLOSURE UNDER THE SEXUAL HARASSMENT OF WOMEN AT WORKPLACE (PREVENTION, PROHIBITION AND REDRESSAL) ACT, 2013:

The Company has duly set up an Internal Complaints Committee (ICC) in line with the requirements of The Sexual Harassment of Women at the Workplace (Prevention, Prohibition & Redressal) Act, 2013, to redress complaints received regarding sexual harassment.

The following is a summary of sexual harassment complaints received and disposed off during the year.

No of complaints received: **NIL**

No of complaints disposed off: **NIL**

FRAUD REPORTING (REQUIRED BY COMPANIES AMENDMENT BILL, 2014):

During the year under review, there were no such instances reported by the Company.

Directors Report – Financial Year Ended 31.03.2021 Page 5 of 6

BELFRICS CRYPTEX PRIVATE LIMITED
Regd. Office: B/16, Grace Plaza, S V Road, Jogeshwari West, Mumbai – 400102, Maharashtra, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout, Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U74120MH2015PTC268237
www.belfrics.in

DISCLOSURE UNDER SECTION 134 (3) (CA) READ WITH SECTION 143 (12) OF THE COMPANIES ACT, 2013:

The Auditors of the Company have not reported any instances of fraud or irregularities in the Management of the Company during financial year under review.

SHARE CAPITAL

a. **Provision of money by company for purchase of its own shares by employees or by trustees for the benefit of employees**

The company has not made any provision of money for purchase of its own shares by employees or by trustees for the benefit of employees as per Rule 16(4) of Companies (share capital and debentures) Rules, 2014.

b. **Issue Of Sweat Equity Shares**

The Company has not issued any sweat equity share during the financial year in accordance with the provisions of Section 54 of Companies Act, 2013 read with Rule 8 of the Companies (Share Capital and Debentures) Rules, 2014.

c. **Issue Of Equity Shares With Differential Rights**

The Company has not issued any equity shares with differential voting rights during the financial year as per Rule 4(4) of Companies (Share capital and debentures) Rules, 2014.

d. **Issue of Employee Stock Option**

The company has not issued any employee stock option during the financial year as per Rule 12 of Companies (share capital and debentures) Rules, 2014.

ACKNOWLEDGEMENT AND APPRECIATION

The directors take this opportunity to thank Company's customers, shareholders, suppliers, bankers, and the central and state government for their consistent support to the company. The directors also wish to place on record their appreciation to employees at all levels for their hard work, dedication and commitment.

for and on behalf of the board
BELFRICS CRYPTEX PRIVATE LIMITED

JABEER K M	**VAZEEM JADEER P K**
DIRECTOR	DIRECTOR
DIN: 07209262	DIN: 08166826

DATE: 29TH JULY 2021
PLACE: BANGALORE

Directors Report – Financial Year Ended 31.03.2021

Page 6 of 6

FORM NO. MGT 9
EXTRACT OF ANNUAL RETURN
As on financial year ended on 31.03.2021
Pursuant to Section 92 (3) of the Companies Act, 2013 and rule 12(1) of the Company (Management & Administration) Rules, 2014.

I. REGISTRATION & OTHER DETAILS:		
1	CIN	U74120MH2015PTC268237
2	Registration Date	08/09/2015
3	Name of the Company	BELFRICS CRYPTEX PRIVATE LIMITED
4	Category/Sub-category of the Company	PRIVATE LIMITED
		LIMITED BY SHARES
5	Address of the Registered office & contact details	B/16, GRACE PLAZA, S V ROAD, JOGESHWARI WEST, MUMBAI MAHARASHTARA INDIA 400102 Phone: 080-69000109 Email: jabeer@belfrics.com
6	Whether listed company	NO
7	Name, Address & contact details of the Registrar & Transfer Agent, if any.	NA

II. PRINCIPAL BUSINESS ACTIVITIES OF THE COMPANY

(All the business activities contributing 10 % or more of the total turnover of the company shall be stated)

S. No.	Name and Description of main products / services	NIC Code of the Product/service	% to total turnover of the company
1	FINANCIAL AND INSURANCE SERVICES - OTHER FINANCIAL ACTIVITIES	K9	0%
2	INFORMATION AND COMMUNICATION - DATA PROCESSING, HOSTING	J7	100%
3			

III. PARTICULARS OF HOLDING, SUBSIDIARY AND ASSOCIATE COMPANIES

SN	Name and address of the Company	CIN/GLN	Holding/ Subsidiary/ Associate	% of shares held	Applicable Section
1	NA	NA	NA	NA	NA
2					
3					

IV. SHARE HOLDING PATTERN

(Equity share capital breakup as percentage of total equity)

(i) Category-wise Share Holding

Category of Shareholders	No. of Shares held at the beginning of the year				No. of Shares held at the end of the year				% Change during the year
	Demat	Physical	Total	% of Total Shares	Demat	Physical	Total	% of Total Shares	
A. Promoters									
(1) Indian									
a) Individual/ HUF	-	10,000	10,000	100.00%	-	10,000	10,000	100.00%	0.00%
b) Central Govt	-	-	-	0.00%	-	-	-	0.00%	0.00%
c) State Govt(s)	-	-	-	0.00%	-	-	-	0.00%	0.00%
d) Bodies Corp.	-	-	-	0.00%	-	-	-	0.00%	0.00%
e) Banks / FI	-	-	-	0.00%	-	-	-	0.00%	0.00%
f) Any other	-	-	-	0.00%	-	-	-	0.00%	0.00%
Sub Total (A) (1)	-	**10,000**	**10,000**	**100.00%**	-	**10,000**	**10,000**	**100.00%**	**0.00%**
(2) Foreign									
a) NRI Individuals	-	-	-	0.00%	-	-	-	0.00%	0.00%
b) Other Individuals	-	-	-	0.00%	-	-	-	0.00%	0.00%
c) Bodies Corp.	-	-	-	0.00%	-	-	-	0.00%	0.00%
d) Bank / FII's	-	-	-	0.00%	-	-	-	0.00%	0.00%
d) Any other	-	-	-	0.00%	-	-	-	0.00%	0.00%
Sub Total (A) (2)	-	-	-	0.00%	-	-	-	0.00%	0.00%
TOTAL (A)	-	**10,000**	**10,000**	**100.00%**	-	**10,000**	**10,000**	**100.00%**	**0.00%**

B. Public									
1. Institutions									
a) Mutual Funds	-	-	-	0.00%	-	-	-	0.00%	0.00%
b) Banks / FI	-	-	-	0.00%	-	-	-	0.00%	0.00%
c) Central Govt	-	-	-	0.00%	-	-	-	0.00%	0.00%
d) State Govt(s)	-	-	-	0.00%	-	-	-	0.00%	0.00%
e) Venture Capital Funds	-	-	-	0.00%	-	-	-	0.00%	0.00%
f) Insurance	-	-	-	0.00%	-	-	-	0.00%	0.00%
g) FIIs	-	-	-	0.00%	-	-	-	0.00%	0.00%
h) Foreign Venture Capital Funds	-	-	-	0.00%	-	-	-	0.00%	0.00%
i) Others (specify)	-	-	-	0.00%	-	-	-	0.00%	0.00%
Sub-total (B)(1):-	-	-	-	0.00%	-	-	-	0.00%	0.00%
2. Non-Institutions									
a) Bodies Corp.									
i) Indian	-	-	-	0.00%	-	-	-	0.00%	0.00%
ii) Overseas	-	-	-	0.00%	-	-	-	0.00%	0.00%
b) Individuals									
i) Individual shareholders holding nominal share capital upto Rs. 1 lakh	-	-	-	0.00%	-	-	-	0.00%	0.00%
ii) Individual shareholders holding nominal share capital in excess of Rs 1 lakh	-	-	-	0.00%	-	-	-	0.00%	0.00%
c) Others (specify)									
Non Resident Indians	-	-	-	0.00%	-	-	-	0.00%	0.00%
Overseas Corporate Bodies	-	-	-	0.00%	-	-	-	0.00%	0.00%
Foreign Nationals	-	-	-	0.00%	-	-	-	0.00%	0.00%
Clearing Members	-	-	-	0.00%	-	-	-	0.00%	0.00%
Trusts	-	-	-	0.00%	-	-	-	0.00%	0.00%
Foreign Bodies - D R	-	-	-	0.00%	-	-	-	0.00%	0.00%
Sub-total (B)(2):-	-	-	-	0.00%	-	-	-	0.00%	0.00%
Total Public (B)	-	-	-	0.00%	-	-	-	0.00%	0.00%
C. Shares held by Custodian for GDRs & ADRs	-	-	-	0.00%	-	-		0.00%	0.00%
Grand Total (A+B+C)	-	**10,000**	**10,000**	**100.00%**	-	**10,000**	**10,000**	**100.00%**	**0.00%**

(ii) Shareholding of Promoter

SN	Shareholder's Name	Shareholding at the beginning of the year			Shareholding at the end of the year			% change in shareholding during the year
		No. of Shares	% of total Shares of the company	% of Shares Pledged/ encumbered to total shares	No. of Shares	% of total Shares of the company	% of Shares Pledged / encumbered to total shares	
1	Praveenkumar Vijaykumar	5,000	50.00%	0	5,000	50.00%	0	0.00%
2	Maya Praveenkumar	5,000	50.00%	0	5,000	50.00%	0	0.00%
3	**TOTAL**	**10,000**	**100.00%**	**0**	**10,000**	**100.00%**	**0**	**0.00%**

(iii) Change in Promoters' Shareholding (please specify, if there is no change)

SN	Particulars	Date	Reason	Shareholding at the beginning of the year		Cumulative Shareholding during the year	
				No. of shares	% of total shares	No. of shares	% of total shares
1	Name:			-	0.00%	-	0.00%
	At the beginning of the			-	0.00%	-	0.00%
	Changes during the year			-	0.00%	-	0.00%
				-	0.00%	-	0.00%
				-	0.00%	-	0.00%
	At the end of the year			-	0.00%	-	0.00%

SN	Particulars	Date	Reason	Shareholding at the beginning of the year		Cumulative Shareholding during the year	
				No. of shares	% of total shares	No. of shares	% of total shares
1	Name:			-	0.00%	-	0.00%
	At the beginning of the			-	0.00%	-	0.00%
	Changes during the year			-	0.00%	-	0.00%
				-	0.00%	-	0.00%
				-	0.00%	-	0.00%
	At the end of the year			-	0.00%	-	0.00%

(iv) Shareholding Pattern of top ten Shareholders

(Other than Directors, Promoters and Holders of GDRs and ADRs):

SN	For each of the Top 10 shareholders	Date	Reason	Shareholding at the beginning of the year		Cumulative Shareholding during the year	
				No. of shares	% of total shares	No. of shares	% of total shares
1	Name:						
	At the beginning of the			-	0.00%	-	0.00%
	Changes during the year			-	0.00%	-	0.00%
	At the end of the year			-	0.00%	-	0.00%
2	Name:						
	At the beginning of the			-	0.00%	-	0.00%
	Changes during the year			-	0.00%	-	0.00%
	At the end of the year			-	0.00%	-	0.00%

(v) Shareholding of Directors and Key Managerial Personnel:

SN	Shareholding of each Directors and each Key Managerial Personnel	Date	Reason	Shareholding at the beginning of the year		Cumulative Shareholding during the year	
				No. of shares	% of total shares	No. of shares	% of total shares
1	Name:						
	At the beginning of the			-	0.00%	-	0.00%
	Changes during the year			-	0.00%	-	0.00%
	At the end of the year			-	0.00%	-	0.00%
1	Name:						
	At the beginning of the			-	0.00%	-	0.00%
	Changes during the year			-	0.00%	-	0.00%
	At the end of the year			-	0.00%	-	0.00%

V. INDEBTEDNESS

Indebtedness of the Company including interest outstanding/accrued but not due for payment.

(Amt. Rs./Lacs)

Particulars	Secured Loans excluding deposits	Unsecured Loans	Deposits	Total Indebtedness
Indebtedness at the beginning of the financial year				
i) Principal Amount	-	74,95,442.00	-	74,95,442.00
ii) Interest due but not paid	-	-	-	-
iii) Interest accrued but not due	-	-	-	-
Total (i+ii+iii)	-	74,95,442.00	-	74,95,442.00
Change in Indebtedness during the financial year				
* Addition	-	11,32,540.00	-	11,32,540.00
* Reduction	-	-	-	-
Net Change	-	11,32,540.00	-	11,32,540.00
Indebtedness at the end of the financial year				
i) Principal Amount	-	86,27,982.00	-	86,27,982.00
ii) Interest due but not paid	-	-	-	-
iii) Interest accrued but not due	-	-	-	-
Total (i+ii+iii)	-	86,27,982.00	-	86,27,982.00

VI. REMUNERATION OF DIRECTORS AND KEY MANAGERIAL PERSONNEL

A. Remuneration to Managing Director, Whole-time Directors and/or Manager:

SN.	Particulars of Remuneration	Name of MD/WTD/ Manager		Total Amount
	Name	Jabeer K M	Vazeem Jadeer	(Rs/Lac)
	Designation	WTD	WTD	
1	Gross salary			
	(a) Salary as per provisions contained in section 17(1) of the Income-tax Act, 1961	-	-	-
	(b) Value of perquisites u/s 17(2) Income-tax Act, 1961	-	-	-
	(c) Profits in lieu of salary under section 17(3) Income- tax Act, 1961	-	-	-
2	Stock Option	-	-	-
3	Sweat Equity	-	-	-
4	Commission			-
	- as % of profit	-	-	-
	- others, specify	-	-	-
5	Others, please specify	-	-	-
	Total (A)	-	-	-
	Ceiling as per the Act	No Limit	No Limit	

B. Remuneration to other Directors

SN.	Particulars of Remuneration	Name of Directors			Total Amount
					(Rs/Lac)
1	Independent Directors	NA			
	Fee for attending board committee				-
	Commission				-
	Others, please specify				-
	Total (1)	-	-	-	-
2	Other Non-Executive Directors	NA			-
	Fee for attending board committee				-
	Commission				-
	Others, please specify				-
	Total (2)	-	-	-	-
	Total (B)=(1+2)	-	-	-	-
	Total Managerial Remuneration				-
	Overall Ceiling as per the Act				

C. Remuneration to Key Managerial Personnel other than MD/Manager/WTD

SN.	Particulars of Remuneration	Name of Key Managerial Personnel			Total Amount
	Name	NA	NA	NA	(Rs/Lac)
	Designation	CEO	CFO	CS	
1	Gross salary				
	(a) Salary as per provisions contained in section 17(1) of the Income-tax				-
	(b) Value of perquisites u/s 17(2)				-
	(c) Profits in lieu of salary under section 17(3) Income- tax Act, 1961				-
2	Stock Option				-
3	Sweat Equity				-
4	Commission				
	- as % of profit				-
	- others, specify				-
5	Others, please specify				-
	Total	-	-	-	-

VII. PENALTIES / PUNISHMENT/ COMPOUNDING OF OFFENCES:					
Type	Section of the Companies Act	Brief Description	Details of Penalty / Punishment/ Compounding fees imposed	Authority [RD / NCLT/ COURT]	Appeal made, if any (give Details)
A. COMPANY					
Penalty		NA	NA	NA	NA
Punishment		NA	NA	NA	NA
Compounding		NA	NA	NA	NA
B. DIRECTORS					
Penalty		NA	NA	NA	NA
Punishment		NA	NA	NA	NA
Compounding		NA	NA	NA	NA
C. OTHER OFFICERS IN DEFAULT					
Penalty		NA	NA	NA	NA
Punishment		NA	NA	NA	NA
Compounding		NA	NA	NA	NA

For and on behalf of the Board of Directors
BELFRICS CRYPTEX PRIVATE LIMITED

JABEER K M
MANAGING DIRECTOR

VAZEEM JADEER P K
DIRECTOR

ANNEXURE II

FORM NO. AOC 2

As on financial year ended on 31.03.2021

Pursuant to clause (h) of sub-section (3) of section 134 of the Act and Rule 8(2) of the Companies (Accounts) Rules, 2014

Form for disclosure of particulars of contracts/arrangements entered into by the Company with related parties referred to in sub-section (1) of section 188 of the Companies Act, 2013 including certain arms length transactions under third proviso thereto

I. Details of contracts or arrangements of transactions not at arm's length basis:						
SL. NO.	Name of the related party and nature of relationship	Nature of Tranasction	Duration of contract/arrangements/transaction	Salient terms of the contracts or arrangements or transactions including the value	Date Of Approval By The Board, If Any	Amount paid as advance, if any
-	-	-	-	-	-	-

I. Details of contracts or arrangements of transactions not at arm's length basis:						
SL. NO.	Name of the related party and nature of relationship	Nature of Tranasction	Duration of contract/arrangements/transaction	Salient terms of the contracts or arrangements or transactions including the value	Date Of Approval By The Board, If Any	Amount paid as advance, if any
-	-	-	-	-	-	-

For and on behalf of the Board of Directors
BELFRICS CRYPTEX PRIVATE LIMITED

JABEER K M
MANAGING DIRECTOR
DIN: 07209262

VAZEEM JADEER P K
DIRECTOR
DIN: 08166826

BELFRICS CRYPTEX PRIVATE LIMITED

Regd. Office: B/16, Grace Plaza, S V Road, Jogeshwari West,
Mumbai – 400102, Maharashtra, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout,
Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U74120MH2015PTC268237
www.belfrics.in

NOTICE OF ANNUAL GENERAL MEETING

NOTICE is hereby given that the **SIXTH ANNUAL GENERAL MEETING** of the members of **BELFRICS CRYPTEX PRIVATE LIMITED** will be held on **FRIDAY, AUGUST 20, 2020, at 3.30 p.m.** at the branch office of the company i.e. **No 300, 14th B Cross, Sector 6, HSR Layout, Bangalore - 560102** to transact the following business:

ORDINARY BUSINESS:

1. To receive, consider, approve and adopt the audited Balance Sheet as at March 31, 2021 and audited Profit and Loss Account for the year ended on that date together with the reports of the Directors and the Auditors thereon.

2. To consider and if thought fit, to pass with or without modifications, the following Resolution as an ORDINARY RESOLUTION:

   "**Resolved that** pursuant to the provisions of sections 139 (2) and 142(1) of the Companies Act 2013 the Auditors, M/s M. Ahmed & Associates, Chartered Accountants, Bangalore be re-appointed as Auditors of the Company to hold office for a term of Five (5) years subject to ratification by members at every Annual General Meeting from the conclusion of Sixth Annual General Meeting to the conclusion of the Eleventh Annual General Meeting at such remuneration as may be determined by the Board of Directors of the Company from time to time."

By order of the Board of Directors
BELFRICS CRYPTEX PRIVATE LIMITED

JABEER K M	**VAZEEM JADEER P K**
DIRECTOR	DIRECTOR
DIN: 07209262	**DIN: 08166826**

PLACE: BANGALORE
DATE: 29TH JULY 2021

NOTES:

1. A MEMBER ENTITLED TO ATTEND AND VOTE AT THE MEETING IS ENTITLED TO APPOINT A PROXY TO ATTEND AND VOTE INSTEAD OF HIMSELF AND THE PROXY NEED NOT BE A MEMBER OF THE COMPANY.
2. PROXIES, IN ORDER TO BE EFFECTIVE, MUST BE RECEIVED AT THE REGISTERED OFFICE OF THE COMPANY NOT LESS THAN 48 HOURS BEFORE THE MEETING.

M. Ahmed & Associates
Chartered Accountants

INDEPENDENT AUDITORS' REPORT

TO,
THE MEMBERS,
BELFRICS CRYPTEX PRIVATE LIMITED,

REPORT ON THE STANDALONE FINANCIAL STATEMENTS

OPINION

We have audited the accompanying Standalone financial statements of **M/s. BELFRICS CRYPTEX PRIVATE LIMITED ("*the Company*")** which comprises the Balance Sheet as at March 31, 2021, the Statement of Profit and Loss, and statement of cash flows for the year then ended, and notes to the financial statements, including a summary of significant accounting policies and other explanatory information.

In our opinion and to the best of our information and according to the explanations given to us, the aforesaid standalone financial statements give the information required by the Act in the manner so required and give a true and fair view in conformity with the accounting principles generally accepted in India, of the state of affairs of the Company as at March 31, 2021, and profit/loss, and its cash flows for the year ended on that date.

BASIS FOR OPINION

We conducted our audit in accordance with the Standards on Auditing (SAs) specified under section 143(10) of the Companies Act, 2013. Our responsibilities under those Standards are further described in the Auditor's Responsibilities for the Audit of the Financial Statements section of our report. We are independent of the Company in accordance with the Code of Ethics issued by the Institute of Chartered Accountants of India together with the ethical requirements that are relevant to our audit of the financial statements under the provisions of the Companies Act, 2013 and the Rules there under, and we have fulfilled our other ethical responsibilities in accordance with these requirements and the Code of Ethics. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

KEY AUDIT MATTERS

Key audit matters are those matters that, in our professional judgment, were of most significance in our audit of the standalone financial statements of the current period. These matters were addressed in the context of our audit of the standalone financial statements as a whole, and in forming our opinion thereon, and we do not provide a separate opinion on these matters. We have determined the matters described below to be the key audit matters to be communicated in our report.

Sr. No.	Key Audit Matter
	None

OTHER MATTER

We draw attention to the following matters in the Notes to the financial statements:

1. The company has 1 branch, relevant records and documents were obtained by the branch and reporting is included in the financial reports of the company.

Auditors' Report as at Balance Sheet date 31.03.2021 Page 1 of 4

(91) 80 2554 7868
(91) 98 4418 7192
info@mahmedassociates.in
T1, Osmood Towers, No 33, S.V. Road, Ulsoor, Bangalore – 560008, KA, INDIA
www.mahmedassociates.in

M. Ahmed & Associates
Chartered Accountants

2. In our opinion there is no adverse observation or matters which have effect on the function of the company or the going concern nature of the company.

RESPONSIBILITY OF MANAGEMENT FOR THE STANDALONE FINANCIAL STATEMENTS

The Company's Board of Directors is responsible for the matters stated in section 134(5) of the Companies Act, 2013 ("the Act") with respect to the preparation of these standalone financial statements that give a true and fair view of the financial position, financial performance, and cash flows of the Company in accordance with the accounting principles generally accepted in India, including the accounting Standards specified under section 133 of the Act. This responsibility also includes maintenance of adequate accounting records in accordance with the provisions of the Act for safeguarding of the assets of the Company and for preventing and detecting frauds and other irregularities; selection and application of appropriate implementation and maintenance of accounting policies; making judgments and estimates that are reasonable and prudent; and design, implementation and maintenance of adequate internal financial controls, that were operating effectively for ensuring the accuracy and completeness of the accounting records, relevant to the preparation and presentation of the financial statement that give a true and fair view and are free from material misstatement, whether due to fraud or error.

That Board of Directors are also responsible for overseeing the company's financial reporting process

AUDITOR'S RESPONSIBILITYFOR THE AUDIT OF THE FINANCIAL STATEMENTS

As part of an audit in accordance with SAs, we exercise professional judgment and maintain professional skepticism throughout the audit. We also:

Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances. Under section 143(3)(i) of the Companies Act, 2013, we are also responsible

Auditors' Report as at Balance Sheet date 31.03.2021

Page 2 of 4

(91) 80 2554 7868
(91) 98 4418 7192
info@mahmedassociates.in

T1, Osmood Towers, No 33, S.V. Road, Ulsoor, Bangalore – 560008, KA, INDIA
www.mahmedassociates.in

M. Ahmed & Associates
Chartered Accountants

for expressing our opinion on whether the company has adequate internal financial controls system in place and the operating effectiveness of such controls

We also provide those charged with governance with a statement that we have complied with relevant ethical requirements regarding independence, and to communicate with them all relationships and other matters that may reasonably be thought to bear on our independence, and where applicable, related safeguards. From the matters communicated with those charged with governance, we determine those matters that were of most significance in the audit of the financial statements of the current period and are therefore the key audit matters. We describe these matters in our auditor's report unless law or regulation precludes public disclosure about the matter or when, in extremely rare circumstances, we determine that a matter should not be communicated in our report because the adverse consequences of doing so would reasonably be expected to outweigh the public interest benefits of such communication.

Report on Other Legal and Regulatory Requirements

As required by the Companies (Auditor's Report) Order, 2016 ("the Order"), issued by the Central Government of India in terms of sub-section (11) of section 143 of the Companies Act, 2013, we are required to give in the Annexure a statement on the matters specified in paragraphs 3 and 4 of the Order, to the extent applicable. Since, in our opinion and according to the information and explanation given to us and on the basis of the opinion obtained by the company, the said order is not applicable to the company.

As required by Section 143(3) of the Act, we report that:

We have sought and obtained all the information and explanations which to the best of our knowledge and belief were necessary for the purposes of our audit.

Auditors' Report as at Balance Sheet date 31.03.2021

Page 3 of 4

(91) 80 2554 7868
(91) 98 4418 7192
info@mahmedassociates.in

T1, Osmood Towers, No 33, S.V. Road, Ulsoor, Bangalore – 560008, KA, INDIA
www.mahmedassociates.in

M. Ahmed & Associates
Chartered Accountants

a. In our opinion, proper books of account as required by law have been kept by the Company so far as it appears from our examination of those books.

b. The Balance Sheet, the Statement of Profit and Loss, and the Cash Flow Statement dealt with by this Report are in agreement with the books of account.

c. In our opinion, the aforesaid standalone financial statements comply with the Accounting Standards specified under Section 133 of the Act, read with Rule 7 of the Companies (Accounts) Rules, 2014.

d. On the basis of the written representations received from the directors as on 31st March, 2021 taken on record by the Board of Directors, none of the directors is disqualified as on 31st March, 2021 from being appointed as a director in terms of Section 164 (2) of the Act.

e. The company has maintained adequate internal financial controls for the effective operations of the company.

f. With respect to the other matters to be included in the Auditor's Report in accordance with Rule 11 of the Companies (Audit and Auditors) Rules, 2014, in our opinion and to the best of our information and according to the explanations given to us:

   i. The Company does not have any pending litigations which would impact its financial position.

   ii. The Company did not have any long-term contracts including derivative contracts for which there were any material foreseeable losses.

   iii. There has been no delay in transferring amounts, required to be transferred, to the Investor Education and Protection Fund by the Company.

For M. AHMED & ASSOCIATES
Chartered Accountants

CA. MOIEZ AHMED V O
PROPRIETOR
Membership No.: 220168
Firm No.: 011810S
UDIN: 21220168AAAADJ9581
Certificate No.: GN2122-392

Place: Bangalore
Date: 29TH JULY 2021

Auditors' Report as at Balance Sheet date 31.03.2021

Page 4 of 4

(91) 80 2554 7868
(91) 98 4418 7192
info@mahmedassociates.in

T1, Osmood Towers, No 33, S.V. Road, Ulsoor, Bangalore – 560008, KA, INDIA
www.mahmedassociates.in

BELFRICS CRYPTEX PRIVATE LIMITED

[CIN: U74120MH2015PTC268237]

BALANCE SHEET

AS AT 31 MARCH 2021

		PARTICULARS	NOTE	AS AT 31 MARCH 2021 (INR)	AS AT 31 MARCH 2020 (INR)
A		EQUITY AND LIABILITIES			
	1	Shareholders' funds			
	a	Share capital	2	1,00,000	1,00,000
	b	Reserves and surplus	3	17,96,432	28,86,025
	c	Money received against share warrant		-	-
	2	Share application money pending allotment		-	-
	3	Non-current liabilities			
	a	Long term borrowings		-	-
	b	Deferred tax liability (net)	4	1,72,076	2,05,248
	c	Other long term liabilities		-	-
	d	Long term provisions		-	-
	4	Current liabilities			
	a	Short term borrowings	5	86,27,982	74,95,442
	b	Trade payables	6	80,577	3,17,740
	c	Other current liabilities		-	-
	d	Short term provisions	7	-	6,25,994
		TOTAL		1,07,77,067	1,16,30,449
B		ASSETS			
	1	Non current assets			
	a	Fixed assets			
		(i) Tangible assets	8	47,73,827	57,07,004
		(ii) Intangible assets		-	-
		(iii) Capital work in progress		-	-
		(iv) Intangible assets under development		-	-
		(v) Fixed assets held for sale		-	-
	b	Non current investments		-	-
	c	Deferred tax asset (net)		-	-
	d	Long term loans and advances		-	-
	e	Other non current assets	9	2,81,708	2,01,519
	2	Current aseet			
	a	Current investments		-	-
	b	Inventories		-	-
	c	Trade receivables	10	9,98,738	9,98,738
	d	Cash and cash equivalents	11	47,22,794	47,23,188
	e	Short term loans and advances		-	-
	f	Other current assets		-	-
		TOTAL		1,07,77,067	1,16,30,449

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements 1

In terms of our report attached

For M. AHMED & ASSOCIATES
Chartered Accountants

For and on behalf of the Board of Directors
BELFRICS CRYPTEX PRIVATE LIMITED

CA. MOIEZ AHMED V O
PROPRIETOR
Membership No.: 220168
Firm No.: 011810S
PLACE BANGALORE
DATE 29TH JULY 2021

JABEER K M
MANAGING DIRECTOR
DIN: 07209262

VAZEEM JADEER P P K
DIRECTOR
DIN: 08166826

PLACE BANGALORE
DATE 29TH JULY 2021

BELFRICS CRYPTEX PRIVATE LIMITED

[CIN: U74120MH2015PTC268237]

BALANCE SHEET

AS AT 31 MARCH 2021

		PARTICULARS	Apr - Jun 2020 (INR)	Apr - Sep 2020 (INR)	Apr - Dec 2020 (INR)	Apr 2020 - Mar 2021 (INR)
A		**EQUITY AND LIABILITIES**				
	1	**Shareholders' funds**				
	a	Share capital	1,00,000	1,00,000	1,00,000	1,00,000
	b	Reserves and surplus	26,60,504	23,38,640	21,13,638	17,96,432
	c	Money received against share warrant	-	-	-	-
	2	**Share application money pending allotment**				
	3	**Non-current liabilities**				
	a	Long term borrowings				
	b	Deferred tax liability (net)	1,96,955	1,88,662	1,80,369	1,72,076
	c	Other long term liabilities	-	-	-	-
	d	Long term provisions	-	-	-	-
	4	**Current liabilities**				
	a	Short term borrowings	74,96,442	86,29,182	86,27,982	86,27,982
	b	Trade payables	3,17,740	(4,423)	(4,423)	80,577
	c	Other current liabilities	-	-	-	-
	d	Short term provisions	6,25,994	-	-	-
		TOTAL	**1,13,97,635**	**1,12,52,061**	**1,10,17,566**	**1,07,77,067**
B		**ASSETS**				
	1	**Non current assets**				
	a	Fixed assets				
		(i) Tangible assets	54,73,710	52,40,415	50,07,121	47,73,827
		(ii) Intangible assets	-	-	-	-
		(iii) Capital work in progress	-	-	-	-
		(iv) Intangible assets under development	-	-	-	-
		(v) Fixed assets held for sale	-	-	-	-
	b	Non current investments	-	-	-	-
	c	Deferred tax asset (net)	-	-	-	-
	d	Long term loans and advances	-	-	-	-
	e	Other non current assets	2,01,519	2,88,719	2,88,719	2,81,708
	2	**Current aseet**				
	a	Current investments	-	-	-	-
	b	Inventories	-	-	-	-
	c	Trade receivables	9,98,738	9,98,738	9,98,738	9,98,738
	d	Cash and cash equivalents	47,23,668	47,24,189	47,22,988	47,22,794
	e	Short term loans and advances	-	-	-	-
	f	Other current assets	-	-	-	-
		TOTAL	**1,13,97,635**	**1,12,52,061**	**1,10,17,566**	**1,07,77,067**

The accompanying summary of significant accounting
policies and notes are an integral part of these financial statements
In terms of our report attached

For M. AHMED & ASSOCIATES
Chartered Accountants

CA. MOIEZ AHMED V O
PROPRIETOR
Membership No.: 220168
Firm No.: 011810S
PLACE BANGALORE
DATE 29TH JULY 2021

For and on behalf of the Board of Directors
BELFRICS CRYPTEX PRIVATE LIMITED

JABEER K M	VAZEEM JADEER P P K
MANAGING DIRECTOR	DIRECTOR
DIN: 07209262	DIN: 08166826
PLACE	BANGALORE
DATE	29TH JULY 2021

BELFRICS CRYPTEX PRIVATE LIMITED

[CIN: U74120MH2015PTC268237]

STATEMENT OF PROFIT AND LOSS

FOR THE YEAR ENDED 31 MARCH 2021

		PARTICULARS	NOTE	YEAR ENDED 31 MARCH 2021 (INR)	YEAR ENDED 31 MARCH 2020 (INR)
A		CONTINUING OPERATIONS			
1		Revenue form operations		-	-
2		Other Income		-	-
3		Total Revenue (1+2)		-	-
4		Expenses			
	a	Cost of Materials Consumed		-	-
	b	Employee benefit expenses		-	-
	c	Manegerial Remuneration		-	-
	d	Payment to Auditors	12	75,000	75,000
	e	Insurance Expenses		-	-
	f	Power and Fuel		-	-
	g	Finance cost		-	-
	h	Depreciation and Amortisation cost		9,33,178	9,64,672
	i	Other expenses	13	1,14,588	22,637
		Total Expenses		11,22,766	10,62,309
5		Profit/(Loss) before exceptional, extraordinary items and tax (3-4)		(11,22,766)	(10,62,309)
6		Exceptional items		-	-
7		Profit/(Loss) before extraordinary items and tax (5-6)		(11,22,766)	(10,62,309)
8		Extraordinary items		-	-
9		Profir/(Loss) before tax (7-8)		(11,22,766)	(10,62,309)
10		Tax expenses			
	a	Current tax expenses for the current year		-	-
	b	Less : MAT credit		-	-
	c	Current tax expenses for prior years		-	(11,300)
	d	Net current tax (a-b+c)		-	(11,300)
	e	Deferred tax		(33,172)	-
11		Profit/(Loss) from continuing operations (9-10)		(10,89,593)	(10,51,009)
B		DISCONTINUING OPERATIONS			
12	i	Profit/(Loss) form discontinuing operations		-	-
12	ii	Gain/(Loss) on disposal of assets / settlement of liabilities attributable to the discontinuing operations		-	-
12	iii	Add / (Less): Tax expenses of discontinuing operations			
		(a) on ordinary activities		-	-
		(b) on gain / (loss) on disposal of assets / settlement of liabilities		-	-
13		Profit / (Loss) from discontinuing operations (12i + 12ii +12iii)		-	-
C		TOTAL OPERATIONS			
14		Profit / (Loss) for the year (11+13)		(10,89,593)	(10,51,009)

STATEMENT OF PROFIT AND LOSS

FOR THE YEAR ENDED 31 MARCH 2021 (Cont..)

	PARTICULARS	NOTE	YEAR ENDED 31 MARCH 2021 (INR)	YEAR ENDED 31 MARCH 2020 (INR)
15 i	Earnings per share (of Rs.10 each)			
a	Basic			
	For continuing operations		(108.96)	(105.10)
	For total operations		(108.96)	(105.10)
b	Dilluted			
	For continuing operations		(108.96)	(105.10)
	For total operations		(108.96)	(105.10)
15 ii	Earnings per share excluding extraordinary items (of Rs.10 each)			
a	Basic			
	For continuing operations		(108.96)	(105.10)
	For total operations		(108.96)	(105.10)
b	Dilluted			
	For continuing operations		(108.96)	(105.10)
	For total operations		(108.96)	(105.10)

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements — 1

In terms of our report attached
For M. AHMED & ASSOCIATES
Chartered Accountants

For and on behalf of the Board of Directors
BELFRICS CRYPTEX PRIVATE LIMITED

CA. MOIEZ AHMED V O
PROPRIETOR
Membership No.: 220168
Firm No.: 011810S

PLACE BANGALORE
DATE 29TH JULY 2021

JABEER K M
MANAGING DIRECTOR
DIN: 07209262

VAZEEM JADEER P P K
DIRECTOR
DIN: 08166826

PLACE BANGALORE
DATE 29TH JULY 2021

BELFRICS CRYPTEX PRIVATE LIMITED

[CIN: U74120MH2015PTC268237]

STATEMENT OF PROFIT AND LOSS

FOR THE YEAR ENDED 31 MARCH 2021

		PARTICULARS	Q1 MARCH Apr - Jun 2020 (INR)	Q2 MARCH Jul- Sep 2020 (INR)	Q3 MARCH Oct - Dec 2020 (INR)	Q4 MARCH Jan - Mar 2021 (INR)	TOTAL (INR)
A		**CONTINUING OPERATIONS**					
1		Revenue form operations	-	-	-	-	-
2		Other Income	-	-	-	-	-
3		**Total Revenue (1+2)**	-	-	-	-	-
							-
4		**Expenses**					-
	a	Cost of Materials Consumed	-	-	-	-	-
	b	Employee benefit expenses	-	-	-	-	-
	c	Manegerial Remuneration	-	-	-	-	-
	d	Payment to Auditors	-	-	-	75,000	75,000
	e	Insurance Expenses	-	-	-	-	-
	f	Power and Fuel	-	-	-	-	-
	g	Finance cost	-	-	-	-	-
	h	Depreciation and Amortisation cost	2,33,294	2,33,294	2,33,294	2,33,294	9,33,178
	i	Other expenses	-	97,383	-	17,205	1,14,588
		Total Expenses	2,33,294	3,30,677	2,33,294	3,25,499	11,22,766
							-
5		**Profit/(Loss) before exceptional, extraordinary items and**	(2,33,294)	(3,30,677)	(2,33,294)	(3,25,499)	(11,22,766)
							-
6		Exceptional items	-	-	-	-	-
							-
7		**Profit/(Loss) before extraordinary items and tax (5-6)**	(2,33,294)	(3,30,677)	(2,33,294)	(3,25,499)	(11,22,766)
							-
8		Extraordinary items	-	-	-	-	-
							-
9		**Profir/(Loss) before tax (7-8)**	(2,33,294)	(3,30,677)	(2,33,294)	(3,25,499)	(11,22,766)
							-
10		**Tax expenses**					-
	a	Current tax expenses for the current year	-	-	-	-	-
	b	Less : MAT credit	-	-	-	-	-
	c	Current tax expenses for prior years	-	-	-	-	-
	d	Net current tax (a-b+c)	-	-	-	-	-
	e	Deferred tax	(8,293)	(8,293)	(8,293)	(8,293)	(33,172)
							-
11		**Profit/(Loss) from continuing operations (9-10)**	(2,25,001)	(3,22,384)	(2,25,001)	(3,17,206)	(10,89,593)
B		**DISCONTINUING OPERATIONS**					
12	i	Profit/(Loss) form discontinuing operations	-	-	-	-	-
12	ii	Gain/(Loss) on disposal of assets / settlement of liabilities attributable to the discontinuing operations	-	-	-	-	-
12	iii	Add / (Less): Tax expenses of discontinuing operations					
		(a) on ordinary activities	-	-	-	-	-
		(b) on gain / (loss) on disposal of assets / settlement of liat	-	-	-	-	-
13		Profit / (Loss) from discontinuing operations (12i + 12ii +1:	-	-	-	-	-
							-
C		**TOTAL OPERATIONS**					
14		**Profit / (Loss) for the year (11+13)**	(2,25,001)	(3,22,384)	(2,25,001)	(3,17,206)	(10,89,593)

STATEMENT OF PROFIT AND LOSS
FOR THE YEAR ENDED 31 MARCH 2021 (Cont..)

	PARTICULARS	Q1 MARCH Apr - Jun 2020 (INR)	Q2 MARCH Jul- Sep 2020 (INR)	Q3 MARCH Oct - Dec 2020 (INR)	Q4 MARCH Jan - Mar 2021 (INR)	TOTAL (INR)
15 i	Earnings per share (of Rs.10 each)					
a	Basic					
	For continuing operations	(22.50)	(32.24)	(22.50)	(31.72)	(108.96)
	For total operations	(22.50)	(32.24)	(22.50)	(31.72)	(108.96)
b	Dilluted					
	For continuing operations	(22.50)	(32.24)	(22.50)	(31.72)	(108.96)
	For total operations	(22.50)	(32.24)	(22.50)	(31.72)	(108.96)
15 ii	Earnings per share excluding extraordinary items (of Rs.10 each)					
a	Basic					
	For continuing operations	(22.50)	(32.24)	(22.50)	(31.72)	(108.96)
	For total operations	(22.50)	(32.24)	(22.50)	(31.72)	(108.96)
b	Dilluted					
	For continuing operations	(22.50)	(32.24)	(22.50)	(31.72)	(108.96)
	For total operations	(22.50)	(32.24)	(22.50)	(31.72)	(108.96)

The accompanying summary of significant accounting
policies and notes are an integral part of these financial statements

In terms of our report attached
For M. AHMED & ASSOCIATES
Chartered Accountants

For and on behalf of the Board of Directors
BELFRICS CRYPTEX PRIVATE LIMITED

CA. MOIEZ AHMED V O
PROPRIETOR
Membership No.: 220168
Firm No.: 011810S

PLACE BANGALORE
DATE 29TH JULY 2021

JABEER K M	VAZEEM JADEER P P K
MANAGING DIRE	DIRECTOR
DIN: 07209262	DIN: 08166826

PLACE BANGALORE
DATE 29TH JULY 2021

BELFRICS CRYPTEX PRIVATE LIMITED

[CIN: U74120MH2015PTC268237]

CASH FLOW STATEMENT

FOR THE YEAR ENDED 31 MARCH 2021

	PARTICULARS	Year Ended 31 March, 2021		Year Ended 31 March, 2020	
		(INR)	(INR)	(INR)	(INR)
A	**Cash flow from operating activities**				
	Net Profit / (Loss) before extraordinary items and tax		(11,22,766)		(10,62,309)
	Adjustments for:				
i	Depreciation and amortisation		9,33,178		9,64,672
	Operating profit / (loss) before working capital changes		(1,89,588)		(97,637)
	Changes in working capital:				
	Adjustments for (increase) / decrease in operating assets:				
i	Inventories	-		-	
ii	Trade receivables	-		-	
iii	Short-term loans and advances	-		-	
iv	Long-term loans and advances	-		3,90,000	
v	Other current assets	-		-	
vi	Other non-current assets	(80,189)	(80,189)	7,011	3,97,011
	Adjustments for increase / (decrease) in operating liabilities:				
i	Trade payables	(2,37,163)		(3,53,463)	
ii	Other current liabilities	-		-	
iii	Other long-term liabilities	-		-	
iv	Short-term provisions	(6,25,994)		(10,13,131)	
v	Long-term provisions	-	(8,63,157)	-	(13,66,593)
	Cash generated from operations (Before extraordinary items)		(11,32,934)		(10,67,219)
	Cash flow from extraordinary items		-		-
	Cash generated from operations		(11,32,934)		(10,67,219)
	Net income tax (paid) / refunds		-		(11,300)
	Net cash flow from / (used in) operating activities (A)		(11,32,934)		(10,55,919)
B	**Cash flow from investing activities**				
	Capital expenditure on fixed assets, including capital advances		-		-
	Cash flow from extraordinary items		-		-
			-		-
	Net income tax (paid) / refunds		-		-
	Net cash flow from / (used in) investing activities (B)		-		-
C	**Cash flow from financing activities**				
	Proceeds from issue of equity shares		-		-
	Cash flow from extraordinary items		-		-
	Proceeds from other short term borrowings		11,32,540		10,50,592
	Net cash flow from / (used in) financing activities (C)		11,32,540		10,50,592
D	**Net increase / (decrease) in Cash and cash equivalents (A+B+C)**		(394)		(5,327)
	Cash and cash equivalents at the beginning of the year	47,23,188		47,28,515	
	Effect of exchange differences on restatement of foreign currency Cash and cash	-	47,23,188	-	47,28,515
	Cash and cash equivalents at the end of the year		47,22,794		47,23,188

CASH FLOW STATEMENT

FOR THE YEAR ENDED 31 MARCH 2021 (Cont.)

PARTICULARS	Year Ended 31 March, 2021 (INR)	(INR)	Year Ended 31 March, 2020 (INR)	(INR)
Reconciliation of Cash and cash equivalents with the Balance Sheet:				
Cash and cash equivalents as per Balance Sheet		47,22,794		47,23,188
Less: Bank balances not considered as Cash and cash equivalents as defined in AS 3		-		-
Net Cash and cash equivalents		47,22,794		47,23,188
Add: Current investments considered as part of Cash and cash equivalents (as defined		-		-
Cash and cash equivalents at the end of the year *		47,22,794		47,23,188
*** Comprises:**				
Cash on hand		47,22,794		47,22,794
In current accounts		-		394
		47,22,794		47,23,188

Notes:
(i) The Cash Flow Statement reflects the combined cash flows pertaining to continuing and discounting operations.

The accompanying summary of significant accounting policies and notes are an integral part of these financial statements

In terms of our report attached
For M. AHMED & ASSOCIATES
Chartered Accountants

For and on behalf of the Board of Directors
BELFRICS CRYPTEX PRIVATE LIMITED

CA. MOIEZ AHMED V O
PROPRIETOR
Membership No.: 220168
Firm No.: 011810S

JABEER K M
MANAGING DIRECTOR
DIN: 07209262

VAZEEM JADEER P P K
DIRECTOR
DIN: 08166826

PLACE BANGALORE
DATE 29TH JULY 2021

PLACE BANGALORE
DATE 29TH JULY 2021

BELFRICS CRYPTEX PRIVATE LIMITED

[CIN: U74120MH2015PTC268237]

NOTES

TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 MARCH 2021

2	SHARE CAPITAL		
	PARTICULARS	As at 31 March 2021	As at 31 March 2020
a	Authorized		
	Equity shares of Rs.10 each with voting rights	1,00,000	1,00,000
b	Issued		
	Equity shares of Rs.10 each with voting rights	1,00,000	1,00,000
c	Subscribed and fully paid up		
	Equity shares of Rs.10 each with voting rights	1,00,000	1,00,000
d	Subscribed and not fully paid up		
	Equity shares of Rs.10 each with voting rights	-	-

(i) Reconcillation of the number of shares and amount outstanding at the beginning and end of reporting period

PARTICULARS	Opening Balance	Fresh Issue	Bonus	ESOP	Conversion	Buy Back	Other Changes	Closing Balance
Equity shares with voting rights								
Year ended 31.03.2021								
No of Shares	10,000	-	-	-	-	-	-	10,000
Amount	1,00,000	-	-	-	-	-	-	1,00,000
Year ended 31.03.2020								
No of Shares	10,000	-	-	-	-	-	-	10,000
Amount	1,00,000	-	-	-	-	-	-	1,00,000

(ii) Details of shares held by shareholder holding more than 5% shares:

	CLASS OF SHARES / NAME OF SHAREHOLDER	As at 31 March 2021 Number of Shares Held	As at 31 March 2021 % Holding in that class of Shares	As at 31 March 2020 Number of Shares Held	As at 31 March 2020 % Holding in that class of Shares
I	Equity shares with voting rights				
a	Praveenkumar Vijaykumar	5,000	50%	5,000	50%
c	Maya Praveenkumar	5,000	50%	5,000	50%

3	RESERVES AND SURPLUS		
	PARTICULARS	As at 31 March 2021	As at 31 March 2020
a	Surplus / (Deficit) in statement of Profit and Loss		
	Opening Balance	28,86,025	39,47,466
	Add: Profit / (Loss) for the year	(10,89,593)	(10,61,441)
	Less: Interim Divident	-	-
	Divident Proposed to be distributed to Equity shares	-	-
	Tax on dividend	-	-
	General Reserves	-	-
	Closing Balance	17,96,432	28,86,025
	Total closing balance	17,96,432	28,86,025

4 DEFERRED TAX (LIABILITY) / ASSET

		PARTICULARS	SCHEDULE	As at 31st March 2021	As at 31st March 2020
		Deferred Tax (Liability)/Asset		(2,05,248)	(1,94,816)
I		Tax effect of items constituting Deferred Tax Liability			
	a	On difference between Book balance and Tax balance of Fixed Assets		(33,172)	10,432
	b	On expenditure deferred in the Books but allowable for Tax purposes		-	-
	c	On items included in Reserves and Surplus pending Amortisation into the Statement of Profit and Loss		-	-
	d	Others		-	-
		Tax effect of items constituting Deferred Tax Liability		(33,172)	10,432
II		Tax effect of items constituting Deferred Tax Assets			
	a	Provision for compensated absences, Gratuity and other Employee Benefits		-	-
	b	Provision for doubtful Debts/Advances		-	-
	c	Disallowances under Section 40(a)(i), 43B of the Income Tax Act, 1961		-	-
	d	On difference between Book balance and Tax balance of Fixed Assets		-	-
	e	Unabsorbed Depreciation carried forward		-	-
	f	Brought forward Business Losses		-	-
	g	On items included in Reserves and Surplus pending Amortisation into the Statement of Profit and Loss		-	-
	h	Others		-	-
		Tax effect of items constituting Deferred Tax Assets		-	-
		Net Deferred Tax (Liability)/Asset		(1,72,076)	(2,05,248)

5 SHORT TERM BORROWINGS

	PARTICULARS	SCHEDULE	As at 31st March 2021	As at 31st March 2020
a	Loans and Advances from Related Parties			
	Secured			
	Unsecured	1	86,27,982	74,95,442
			86,27,982	74,95,442

6 TRADE PAYABLES

		PARTICULARS	SCHEDULE	As at 31 March 2021	As at 31 March 2020
a		Trade payables:			
	i	Acceptances	2	80,577	3,17,740
	ii	Other than Acceptances		-	-
				80,577	3,17,740

7 SHORT TREM PROVISIONS

	PARTICULARS	SCHEDULE	As at 31 March 2021	As at 31 March 2020
a	Provision for employee benefits:		-	-
b	Provision - Others:		-	-
c	Statutory payables		-	-
d	Provision for income tax		-	6,25,994
			-	6,25,994

9 OTHER NON CURRENT ASSETS

		PARTICULARS	As at 31 March 2021	As at 31 March 2020
a		Unamortised expenses		
	i	Preliminary expenses	-	7,011
b		Other Assets		
		Belfrics BT Pvt Ltd	2,81,708	1,94,508
			2,81,708	2,01,519

10	TRADE RECEIVABLES			
	PARTICULARS	SCHEDULE	As at 31 March 2021	As at 31 March 2020
a	Trade Receivables outstanding for a period exceeding six months from the date they were due for payment			
	Secured, considered good			
	Unsecured, considered good	3	9,98,738	9,98,738
	Doubtful			
	Less : Provision for doubtful trade receivables			
b	Other trade receivables			
	Secured, considered good			
	Unsecured, considered good		-	-
	Doubtful			
	Less : Provision for doubtful trade receivables			
			9,98,738	9,98,738

11		CASH AND CASH EQUIVALENTS			
		PARTICULARS	SCHEDULE	As at 31 March 2021	As at 31 March 2020
a		Cash on hand		47,22,794	47,22,794
b		Cheques, drafts on hand			
c		Balances with banks			
	i	In current accounts	4	-	394
				47,22,794	47,23,188

12		PAYMENT TO AUDITORS		
		PARTICULARS	As at 31st March 2021	As at 31st March 2020
i		Payment to the Auditors comprises (Net of Service Tax Input Credit, where applicable)		
	a	As Auditors - Statutory Audit	75,000	75,000
	b	For Taxation Matters	-	-
	c	For Company Law Matters	-	-
	d	For Management Services	-	-
	e	For Other Services	-	-
	f	Reimbursement of Expenses	-	-
			75,000	75,000

13	OTHER EXPENSES			
	PARTICULARS	SCHEDULE	As at 31 March 2021	As at 31 March 2020
	Rent including lease rentals		-	-
	Rates and taxes	5	28,497	-
	Communication		-	-
	Business promotions		-	-
	Travelling and conveyance		-	5,626
	Printing and stationary		-	-
	Legal and professional		73,890	10,000
	Prior period items		-	-
	Preliminary Expenses W/o		7,011	7,011
	Miscellaneous expenses			
	Bank Charges		190	-
	Sundry Expenses		5,000	-
	Maintanance Expenses		-	-
			1,14,588	22,637

14 RELATED PARTY DISCLOSURE

A Details of Related Parties

Sl. No.	Description of Relationship	Names of Related Parties
1	Key Management Personnel	Jabeer K M
2	Key Management Personnel	Valaman Mohan Krishnan
3	Key Management Personnel	Vazeem P K
4	Entity with Joint Control	Belfrics Global Pte Ltd - Singapore

B Related Party Transaction for the Year

	PARTICULARS	HOLDING COMPANY	SUBSIDIARIES	FELLOW SUBSIDIA	ASSOCIATES	KMP	RELATIVE OF KMP	TOTAL
1	Purchase of goods	-	-	-	-	-	-	-
2	Sale of goods	-	-	-	-	-	-	-
3	Purchase of fixed assets	-	-	-	-	-	-	-
4	Sale of fixed assets	-	-	-	-	-	-	-
5	Rendering of services	-	-	-	-	-	-	-
6	Receiving of services	-	-	-	-	-	-	-
7	Agency arrangements	-	-	-	-	-	-	-
8	Leasing or hire purchase arrangements	-	-	-	-	-	-	-
9	Transfer of research and development	-	-	-	-	-	-	-
10	Licence agreementsFinance	-	-	-	-	-	-	-
11	Guarantees and collaterals	-	-	-	-	-	-	-
12	Other contracts	-	-	-	-	-	-	-
		-	-	-	-	-	-	-

15 DETAILS OF FOREIGN EXCHANGE

A Details of earning in foreign exchange

PARTICULARS	As at 31st March 2021	As at 31st March 2020
Export of goods calculated on FOB basis	-	-
Interest and dividend	-	-
Royalty	-	-
Know-how	-	-
Professional and consultation fees	-	-
Management contracts	-	-
Total Earning in Foreign Exchange	-	-

A Details of expenditure in foreign exchange

PARTICULARS	As at 31st March 2021	As at 31st March 2020
Import of goods calculated on CIF basis		
(i) Raw materia	-	-
(ii) Component and spare parts	-	-
(iii) Capital goods	-	-
Expenditure on account of		
Royalty	-	-
Know-how	-	-
Professional and consultation fees	-	-
Interest	-	-
Other matters	-	-
Dividends paid	-	-
Total Expenditure in foreign exchange	-	-

BELFRICS CRYPTEX PRIVATE LIMITED

[CIN: U74120MH2015PTC268237]

NOTES

TO THE FINANCIAL STATEMENTS FOR THE YEAR ENDED 31 MARCH 2021

8 FIXED ASSETS

Tangible assets	Gross block					Accumulated depreciation and impairment					Net block	
	Balance as at 1 April, 2020	Additions / Adjustments during the year	Disposals / Adjustments during the year	Impairment / (Reversal) during the year	Balance as at 31 March, 2021	Balance as at 1 April, 2020	Depreciation / amortisation expense for the year	Deductions / Adjustments during the year	Impairment / (Reversal) during the year	Balance as at 31 March, 2021	Balance as at 31 March, 2021	Balance as at 31 March, 2020
i Owned												
A Computers	8,26,937	-	-	-	8,26,937	5,15,318	2,44,151	-	-	7,59,469	67,468	3,11,619
B Plant & Machinery	67,75,450	-	-	-	67,75,450	14,70,180	6,77,545	-	-	21,47,725	46,27,725	53,05,270
C Furniture & Fittings	1,14,811	-	-	-	1,14,811	24,696	11,481	-	-	36,177	78,634	90,115
ii Taken under finance lease	-	-	-	-	-	-	-	-	-	-	-	-
iii Intangible Assets	-	-	-	-	-	-	-	-	-	-	-	-
Total	77,17,198	-	-	-	77,17,198	20,10,194	9,33,178	-	-	29,43,371	47,73,827	57,07,004
Previous year	77,17,198	-	-	-	77,17,198	10,45,522	9,64,672	-	-	20,10,194	57,07,004	66,71,676

BELFRICS CRYPTEX PRIVATE LIMITED

SCHEDULES TO FINANCIAL STATEMENTS FOR YEAR ENDED 31ST MARCH 2021
SIGNIFICANT ACCOUNTING POLICIES & NOTES TO ACCOUNTS

NOTE 1

CORPORATE INFORMATION

Belfrics Cryptex Private Limited is a private limited company domiciled in India. The company deals in development of block chain technology and products and its advisory. Currently the company is operates from Mumbai and Bangalore Offices.

SIGNIFICANT ACCOUNTING POLICIES & NOTES TO ACCOUNTS

1. BASIS OF ACCOUNTING

   The financial statements of the Company have been prepared in accordance with the Generally Accepted Accounting Principles in India (Indian GAAP) to comply with the Accounting Standards notified under the Companies (Accounting Standards) Rules, 2006 (as amended) and the relevant provisions of Companies Act, 2013. The financial statements have been prepared on accrual basis under the historical cost convention.

2. USE OF ESTIMATES

   The preparation of the financial statements in conformity with Indian GAAP requires the Management to make estimates and assumptions considered in the reported amounts of assets and liabilities (including contingent liabilities) and the reported income and expenses during the year. The Management believes that the estimates used in preparation of the financial statements are prudent and reasonable. Future results could differ due to these estimates and the differences between the actual results and the estimates are recognised in the periods in which the results are known / materialise.

3. CASH AND CASH EQUIVALENTS

   Cash comprises cash on hand and demand deposits with banks. Cash equivalents are short-term balances (with an original maturity of three months or less from the date of acquisition)

4. CASH FLOW STATEMENTS

   Cash flows are reported using the indirect method, whereby profit / (loss) before extraordinary items and tax is adjusted for the effects of transactions of non-cash nature and any deferrals or accruals of past or future cash receipts or payments. The cash flows from operating, investing and financing activities of the Company are segregated based on the available information.

5. DEPRECIATION:

   Depreciation on fixed assets is provided using the straight line method. The rates of depreciation prescribed in SCHEDULE II to the Companies Act, 2013 are considered as the minimum rates. If the management estimates of the useful life of a fixed asset at the time of acquisition of the asset or of the remaining useful life on a subsequent review is shorter than that envisaged in the aforesaid schedule, depreciation is provided at a higher rate based on the management estimate of the useful life / remaining useful life. Pursuant to this policy depreciation on assets has been provided at the rates based on the following estimated useful life of the fixed assets:

Notes to accounts as at Balance Sheet date 31.03.2021 Page 1 of 4

ASSET CATEGORY	USEFUL LIFE	SLM RATE
Computer & Peripherals	3 Years	33.33%
Furniture & Fittings	10 Years	10.00%
Plant & Machinery	15 Years	06.67%
Office Equipments	5 Years	20.00%
Vehicles	10 Years	10.00%
Electrical Installations & Equipments	10 Years	10.00%

Individual assets costing Rs. 5,000 or less are depreciated at the rate of 100% in the year of acquisition. Depreciation on addition/ deletions to the assets during the year is provided on pro rata basis from/up to the date of addition/deletion.

6. REVENUE RECOGNISATIN

Sales are recognised when the substantial risk and rewards of ownership in the goods are transferred to the buyer, upon supply of goods, and are recognised net of trade discounts, rebates, sales taxes and other duties (on goods manufactured and outsourced).

Income from services rendered is recognised as the service is performed and is booked based on agreements/arrangements with the concerned parties.

Income from maintenance contracts are recognised pro-rata over the period of the contract.

7. TANGIBLE FIXED ASSETS :

Fixed assets are carried at cost less accumulated depreciation and impairment losses, if any. The cost of fixed assets includes interest on borrowings attributable to acquisition of qualifying fixed assets up to the date the asset is ready for its intended use and other incidental expenses incurred up to that date. Exchange differences arising on restatement / settlement of long-term foreign currency borrowings relating to acquisition of depreciable fixed assets are adjusted to the cost of the respective assets and depreciated over the remaining useful life of such assets.
Fixed assets acquired and put to use for project purpose are capitalised and depreciation thereon is included in the project cost till commissioning of the project.

8. FORIGN CURRENCY TRANACTIONS AND TRANSLATIONS

Initial recognition:
Transactions in foreign currencies entered into by the Company and its integral foreign operations are accounted at the exchange rates prevailing on the date of the transaction or at rates that closely approximate the rate at the date of the transaction. Foreign currency monetary items (other than derivative contracts) of the Company and its net investment in non-integral foreign operations outstanding at the Balance Sheet date are restated at the year-end rates.

In the case of integral operations, assets and liabilities (other than non-monetary items), are translated at the exchange rate prevailing on the Balance Sheet date. Non-monetary items are carried at historical cost. Revenue and expenses are translated at the average exchange rates prevailing during the year. Exchange differences arising out of these translations are charged to the Statement of Profit and Loss.

Treatment of exchange differences:
Exchange differences arising on settlement / restatement of short-term foreign currency monetary assets and liabilities of the Company and its integral foreign operations are recognised as income or expense in the Statement of Profit and Loss. The exchange differences on restatement / settlement of loans to non-integral foreign operations that are considered as net investment in such operations are accumulated in a "Foreign currency translation reserve" until disposal / recovery of the net investment.

Notes to accounts as at Balance Sheet date 31.03.2021

Page 2 of 4

The exchange differences arising on restatement / settlement of long-term foreign currency monetary items are capitalised as part of the depreciable fixed assets to which the monetary item relates and depreciated over the remaining useful life of such assets or amortised on settlement / over the maturity period of such items if such items do not relate to acquisition of depreciable fixed assets. The unamortised balance is carried in the Balance Sheet as "Foreign currency monetary item translation difference account" net of the tax effect thereon.

Accounting of forward contracts

Premium / discount on forward exchange contracts, which are not intended for trading or speculation purposes, are amortised over the period of the contracts if such contracts relate to monetary items as at the Balance Sheet date.

9. EMPLOYEE BENEFITS

Employee benefits include provident fund, superannuation fund, gratuity fund, compensated absences, long service awards and post-employment medical benefits.

10. EARNINGS PER SHARE

Basic earnings per share is computed by dividing the profit / (loss) after tax (including the post tax effect of extraordinary items, if any) by the weighted average number of equity shares outstanding during the year. Diluted earnings per share is computed by dividing the profit / (loss) after tax (including the post tax effect of extraordinary items, if any) as adjusted for dividend, interest and other charges to expense or income relating to the dilutive potential equity shares, by the weighted average number of equity shares considered for deriving basic earnings per share and the weighted average number of equity shares which could have been issued on the conversion of all dilutive potential equity shares. Potential equity shares are deemed to be dilutive only if their conversion to equity shares would decrease the net profit per share from continuing ordinary operations. Potential dilutive equity shares are deemed to be converted as at the beginning of the period, unless they have been issued at a later date. The dilutive potential equity shares are adjusted for the proceeds receivable had the shares been actually issued at fair value (i.e. average market value of the outstanding shares). Dilutive potential equity shares are determined independently for each period presented. The number of equity shares and potentially dilutive equity shares are adjusted for share splits / reverse share splits and bonus shares, as appropriate.

11. TAXES ON INCOME

Current tax is the amount of tax payable on the taxable income for the year as determined in accordance with the provisions of the Income Tax Act, 1961.

Deferred tax is recognised on timing differences, being the differences between the taxable income and the accounting income that originate in one period and are capable of reversal in one or more subsequent periods. Deferred tax is measured using the tax rates and the tax laws enacted or substantially enacted as at the reporting date. Deferred tax liabilities are recognised for all timing differences. Deferred tax assets in respect of unabsorbed depreciation and carry forward of losses are recognised only if there is virtual certainty that there will be sufficient future taxable income available to realise such assets. Deferred tax assets are recognised for timing differences of other items only to the extent that reasonable certainty exists that sufficient future taxable income will be available against which these can be realised. Deferred tax assets and liabilities are offset if such items relate to taxes on income levied by the same governing tax laws and the Company has a legally enforceable right for such set off. Deferred tax assets are reviewed at each Balance Sheet date for their realisability.

Current and deferred tax relating to items directly recognised in equity is recognised in equity and not in the Statement of Profit and Loss.

12. INTANGIBLE ASSETS:

The company does not hold any intangible assets during the period.

Notes to accounts as at Balance Sheet date 31.03.2021 Page 3 of 4

13. CURRENT ASSETS, LOANS AND ADVANCES

In the opinion of the board of directors, the current assets, loans and advances are approximately of the value stated, if realized in the ordinary course of business and that the provisions for depreciation and all known and ascertained liabilities are adequate and not in excess of the amount reasonably necessary.

Balances are subject to confirmation from respective parties.

14. CONTINGENT LIABILITY:

A contingent liability is a possible obligation that arises from past events whose existence will be confirmed by the occurrence or non-occurrence of one or more uncertain future events beyond the control of the Company or a present obligation that is not recognized because it is not probable that an outflow of resources will be required to settle the obligation. A contingent liability also arises in extremely rare cases where there is a liability that cannot be recognized because it cannot be measured reliably. The Company does not recognize a contingent liability but discloses its existence in the financial statements.

There is no liability provided as contingency as on 31st March 2021

15. PROVISIONS

A provision is recognised when the Company has a present obligation as a result of past event, it is probable that an outflow of resources will be required to settle the obligation, in respect of which a reliable estimate can be made. Provisions are not discounted to its present value and are determined based on the best estimate required to settle the obligation at the balance sheet date. These are reviewed at each balance sheet date and adjusted to reflect the current best estimates.

In terms of our report attached
For M. AHMED & ASSOCIATES
Chartered Accountants

CA.MOIEZ AHMED V O
PROPRIETOR
Membership No: 220168
Firm No.: 011810S

DATE: 29TH JULY 2021
PLACE: BANGALORE

For and behalf of Board of Directors
BELFRICS CRYPTEX PRIVATE LIMITED

JABEER K M	**VAZEEM JADEER P K**
DIRECTOR	**DIRECTOR**
DIN: 07209262	DIN: 08166826

DATE: 29TH JULY 2021
PLACE: BANGALORE

Notes to accounts as at Balance Sheet date 31.03.2021

Page 4 of 4

BELFRICS CRYPTEX PRIVATE LIMITED
Regd. Office: B/16, Grace Plaza, S V Road, Jogeshwari West, Mumbai – 400102, Maharashtra, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout, Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U74120MH2015PTC268237
www.belfrics.in

CERTIFIED TRUE COPY OF THE RESOLUTION PASSED BY THE BOARD OF DIRECTORS OF THE COMPANY IN ITS MEETING HELD ON 9TH DECEMBER 2020 AT ITS BRANCH OFFICE OF THE COMPANY I.E. NO 300, 14TH B CROSS, SECTOR 6, HSR LAYOUT, BANGALORE - 560102

RESOLVED THAT the Balance Sheet as at 31st March, 2020 and Statement of Profit and Loss for the year ended on that date together with accounting policies and notes forming part of the accounts be and are hereby adopted and that Mr. Jabeer K M and Mr. Vazeem Jadeer P K, Directors of the Company be and are hereby authorized to sign the same and the said accounts be submitted to the auditors for their report thereon.

RESOLVED THAT the Auditors Report to the shareholders on the Accounts for the year ended 31st March, 2020 be and is hereby noted.

RESOLVED THAT the Director's Report for the year ended 31st March, 2020 as submitted before the Meeting be and is hereby approved and the same be signed on behalf of the Directors by Mr. Jabeer K M, Director of the Meeting.

RESOLVED THAT pursuant to the provisions of sections 139 (2) and 142(1) of the Companies Act 2013 the Auditors, M/s M. Ahmed & Associates, Chartered Accountants, Bangalore appointed as Auditors of the Company to hold office for a term of Five (5) years subject to ratification by members at every Annual General Meeting from the conclusion of First Annual General Meeting to the conclusion of the Sixth Annual General Meeting at such remuneration as may be determined by the Board of Directors of the Company from time to time, their continuation is hereby ratified.

RESOLVED THAT the Board of Directors of the company do hereby authorize Mr. Jabeer K M (DIN: 07209262) and Mr. Vazeem Jadeer P K (DIN: 08166826) Directors of the Company be and are hereby authorized to sign, execute and arrange to e file all necessary forms, returns and documents including agreements, receipt, undertakings, affidavits with the Registrar of Companies, Regional Director, Ministry of Corporate Affairs, Central government and/ or any other prescribed authority, as may be required under various provisions of Companies Act, 2013 or any other enactment thereof for and on behalf of the Company, relating to all matters for the conduct of the Management and business of the Company.

Certified True Copy

For BELFRICS CRYPTEX PRIVATE LIMITED

JABEER K M	**VAZEEM JADEER P K**
DIRECTOR	**DIRECTOR**
DIN: 07209262	**DIN: 08166826**

BELFRICS CRYPTEX PRIVATE LIMITED

Regd. Office: B/16, Grace Plaza, S V Road, Jogeshwari West,
Mumbai – 400102, Maharashtra, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout,
Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U74120MH2015PTC268237

Company Name: BELFRICS CRYPTEX RIVATE LIMITED
Details of Shares / Debentures held as on 31.03.2021

Sl No	LEDGER FOLIO OF SHARE/ DEBENTURE HOLDER	SHARE / DEBENTURE HOLDER'S NAME	FATHER'S/ HUSBAND'S NAME	TYPE OF SHARE/ DEBENTURE	NUMBER OF SHARES/ DEBENTURES HELD / STOCK,IF ANY	AMOUNT PER SHARE (IN RS)	ADDRESS
1	BCPL-SE-001	Praveenkumar Vijaykumar	Chellappan Pillai Vijaykumar	EQUITY	5000	10	Puthenveedu Erazha North Chettikul, Angara, PO Alappuzha, Alappuzha, Kerala - 690106
2	BCPL-SE-003	Maya Praveenkumar	Narsingh Varma	EQUITY	5000	10	2B/100, Bldg 17, Lake Side, IIT Powai, Mumbai, Maharashtara - 400076

For and on behalf of the Board of Directors
BELFRICS CRYPTEX PRIVATE LIMITED

JABEER K M
MANAGING DIRECTOR
DIN: 07209262

BELFRICS CRYPTEX PRIVATE LIMITED

Regd. Office: B/16, Grace Plaza, S V Road, Jogeshwari West,
Mumbai – 400102, Maharashtra, INDIA.
Branch Office: No 300, 14TH B Cross, Sector 6, HSR Layout,
Bangalore – 560102.
PH : +91-80-69000109 | EMAIL : jabeer@belfrics.com
CIN : U74120MH2015PTC268237

Company Name: BELFRICS CRYPTEX RIVATE LIMITED
Details of Shares/Debentures transfers from 1.4.2020 to 31.3.2021

Sl No	DATE OF REGISTRATION OF TRANSFER OF SHARES	TYPE OF TRANSFER	NUMBER OF SHARES/DEBENTURES TRANSFERRED	AMOUNT PER SHARE (IN RS.)	LEDGER FOLIO OF TRANSFEROR	TRANSFEROR'S NAME	LEDGER FOLIO OF TRANSFEREE	TRANSFEREE'S NAME
						NIL		

For and on behalf of the Board of Directors
BELFRICS CRYPTEX PRIVATE LIMITED

JABEER K M
MANAGING DIRECTOR
DIN: 07209262

BELFRICS TANZANIA LIMITED

DAR ES SALAAM

AUDITED FINANCIAL STATEMENTS

FOR

THE YEAR ENDED 31ST DECEMBER, 2019.

MKUKI Consultants

Certified Public Accountants & Tax Consultants

Dar es Salaam

FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2019

1

REPORT OF THE DIRECTORS

FOR THE YEAR ENDED 31 DECEMBER 2019

1.	The Directors of Belfrics Tanzania Limited present their report together with the financial statements for the year ended 31 December 2019, which disclose the state of affairs of the entity as at 31 December 2019 and the results of the operation for the year ended on that date.

2.	INCORPORATION AND REGISTERED OFFICE

Belfrics Tanzania Limited is a private company that was registered on 2nd February, 2018 and given registration number 141049 by registrar of companies under the Companies Act, 2002 Cap 212 of the laws of Tanzania. Its registered office is Plot 38 South Ursino, New Bagamoyo Road, Kinondoni Dar es Salaam

3.	PRINCIPAL ACTIVITY

Belfrics Tanzania Limited carries on business of ICT in Blockchain Technology. The company operates in Plot 38 South Ursino, New Bagamoyo Road, Kinondoni Dar Es Salaam and other parts in the United Republic of Tanzania.

4.	COMPOSITION OF THE BOARD OF DIRECTORS

The directors of the company who held office during the year and up to the date of this report are:

Name	Nationality	Position
Praveen Kumar Vijayakumar	Non Tanzanian	Director
Aziz Rashid Chonya	Tanzanian	Director

Directors’ interest in the shares of the company

None of the Directors have any beneficial interest in the issued share capital of the company as at 31 December 2019.

5.	CORPORTAE GOVERNANCE

The Board consists of four directors. The Board takes overall responsibility for the Company, including responsibility for identifying key risk areas, considering and monitoring investment decisions, considering significant financial matters and reviewing the performance of management business plans and budgets. The Board is also responsible for ensuring that a comprehensive system of internal control policies and procedures is operative, and for compliance with sound corporate governance principles. The company is committed to the principles of effective corporate governance. The directors also recognize the importance of integrity, transparency and accountability.

2

6.	CAPITAL STRUCTURE AND SHAREHOLDING

Capital Structure

The Company’s capital structure for the year is shown below:

Authorized, :

The authorized share capital of the company is Tanzania Shillings One Billion (Tshs.100,000,000) divided into Five Hundred Thousand (500,000) ordinary shares at Tanzania Shillings Two Hundred (Tshs. 200) each.

Shareholding

The authorized share capital is held by:

Name	Number	2019 Nominal value
		TZS
Praveerkumar Vijayakumar	499,999	99,999,800
Aziz Rashid Chonya	1	200
Total	500,000	100,000,000

7.	RESULTS AND DIVIDEND

The performance of the Company for the year is set out on page 7 of these financial statements. During the year no dividend was declared and approved.

8.	RISK MANAGEMENT AND INTERNAL CONTROL

The Board accepts final responsibility for the risk management and internal control system of the company. It is the task of management to ensure that adequate internal financial and operational control systems are developed and maintained on an going basis in order to provide reasonable assurance regarding:

●	The business is owned by two shareholders
●	The safeguarding of the company’s assets
●	Compliance with applicable laws and regulations
●	The reliability of accounting records
●	Business sustainability under normal as well as adverse conditions; and
●	Responsible behaviors towards all stakeholders

The efficiency of any internal control system is dependent on strict observance of prescribed measure. There is always a risk of non-compliance of such measures by staff.

Whilst no system, of internal control can provide absolute assurance against misstatement or losses, the company system is designed to provide the Board with reasonable assurance that the procedures in place are operating effectively.

The Board assessed the internal control systems throughout the financial year ended 31 December 2019 and is of the opinion that they met accepted criteria. The Board is directly responsible for risk and internal control assessment as a separate audit committee is not considered necessary.

3

9. CORPORATE SOCIAL RESPONSIBILITY

Cooperate Social Responsibility is a key component in Belfrics Tanzania Limited strategic thinking as the Company strives to ensure that local communities benefit from its operation.

10. POLITICAL AND CHARITABLE DONATION

The Company did not make any political or charitable donations during the year.

11. SOLVENCY EVALUATION

The Company's state of affairs as at 31 December 2019 is set out on page 8 of these financial statements. The Board considers the Company to be solvent within the meaning ascribed by the Tanzania Companies Act.

12. ADMINISTRATIVE MATTERS

The Company is capable of handling all administrative matters.

13. RELATED PARTY TRANSACTIONS

All related party transactions and balances are disclosed in note 14 to these financial statements.

14. AUDITORS

The Company's auditors, Mkuki Consultants were appointed during the period and eligible to be re-appointed. A resolution proposing the re-appointment of Mkuki Consultants as auditors will be put to the annual General Meeting.

15. SERIOUS PREJUDICIAL MATTERS

In the opinion of the Directors, there are no serious unfavourable matters that can materially affect the Company.

16. STATEMENT OF COMPLIANCE

The Director's Report has been prepared in full compliance with the Tanzania Financial Reporting Standard No. 1 (Directors' Report).

BY ORDER OF THE BOARD,

....

AZIZ CHONYA
MANAGING DIRECTOR

Date: 27/07/2021

BELFRICS TANZANIA LTD. KINONDONI DAR ES SALAAM

4

STATEMENT OF DIRECTORS' RESPONSIBILITY
FOR THE YEAR ENDED 31 DECEMBER 2019

The auditors are responsible for reporting on whether the annual financial statements are fairly presented in accordance with the applicable financial reporting framework.

Approval of the financial statements

The financial statements, as indicated above, were approved by the Board of Directors on ....and were signed on its behalf by:

BELFRICS TANZANIA LTD. KINONDONI DAR ES SALAAM

....	27/07/2021
Director	**Date**

5

INDEPENDENT AUDITORS’ REPORT

To the Directors of

BELFRICS TANZANIA LIMITED

Report on the financial statement

We have audited the accompanying financial statements of Belfrics Tanzania Limited as set out on page 8 to 24, which comprise the statement of financial position as at 31 December 2019 and the statement of Profit or loss and other comprehensive income, a statement of changes in equity and statement of cash flows for the year then ended, and a summary of significant accounting policies and other explanatory notes.

Directors’ responsibility for the financial statements

Directors are responsible for the preparation and fair presentation of these financial statements in accordance with International Financial Reporting Standards and in compliance with the Companies Act, Cap 212 Act NO.12 of 2002. This responsibility includes: designing, implementing and maintaining internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error; selecting and applying appropriate accounting policies; and making accounting estimates that are reasonable in the circumstances.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with International Standards on Auditing. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate for the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion the accompanying financial statements give a true and fair view of the state of the company’s financial affairs at 31 December 2019 and of its loss and cash flows for the year then ended in accordance with International Financial Reporting Standards and the Companies Act, CAP 212 Act No. 12 of 2002.

6

Report on other Legal and regulatory Requirements

This report, including the opinion, has been prepared for, and only for, the Company's members as a body in accordance with the Companies Act, CAP 212 Act No. 12 of 2002 and for no other purposes.

As required by the Companies Act, CAP 212 Act No. 12 of 2002, we are also required to report to you if, in our opinion, the report of the Directors is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit or if information specified by law regarding directors' remuneration and transactions with the company is not disclosed. In respect of the foregoing requirements, we have no matter to report.

ANGELO BONIFACE MYALLA - ACPA 358
MKUKI CONSULTANTS
CERTIFIED ACCOUNTANTS & AUDITORS
(IN PUBLIC PRACTICE)

DATE: 27/07/2021

MKUKI CONSULTANTS
CERTIFIED ACCOUNTANTS AND AUDITORS
(IN PUBLIC PRACTICE)
PF 187
P. O. Box 1827
DAR-ES-SALAAM
Email:mkukico@yahoo.com

7

BELFRICS TANZANIA LIMITED

ASSETS	Notes	2019	2018
		TZS	TZS
Non-Current Assets			
Property, Plant and Equipments	13	38,209,226	45,800,610
Intangible Assets	16	-	813,555,379
		38,209,226	859,355,989
Current Assets			
Cash and bank	10	3,332	6,274,688
Trade and Other Receivables	11	2,800,000	1,500,000
		2,803,332	7,774,688
Total Assets		**41,012,558**	**865,630,677**
EQUITY AND LIABILITY			
Equity			
Capital		100,000,000	100,000,000
Retained Earnings		(109,024,065)	(111,368,881)
		(9,024,065)	(11,368,881)
Current Liabilities			
Trade and Other Payables	12	50,036,623	876,999,558
		50,036,623	876,999,558
Total Equity and Liabilities		**41,012,558**	**865,630,677**

The financial Statements on page 9 to 24 were authorized for issue by the Board of Directors on .... and were signed on its behalf by:

....
Director

BELFRICS TANZANIA LTD. KINONDONI DAR ES SALAAM

8

BELFRICS TANZANIA LIMITED

STATEMENT OF COMPREHENSIVE INCOME

FOR THE YEAR ENDED 31st DECEMBER 2019

	NOTE	2019	2018

Sales Revenue	6	10,649,747	9,738,284
Cost of Sales	7	-	-
Gross Profit		10,649,747	9,738,284

Administrative Costs
Operating costs	8	111,199,841	118,576,704
Finance charges	9	882,587	-
Depreciation of Non-current assets	13	7,591,384	2,530,461
		119,673,812	121,107,165

Net Profit before tax		(109,024,065)	(111,368,881)

Less: Corporate tax provision		-	-
Net Profit for the year		(109,024,065)	(111,368,881)

Other Comprehensive Income		-	-

Total comprehensive income for the year		(109,024,065)	(111,368,881)

Notes and related statements forming part of these financial statements are set out on pages 13 to 24

9

BELFRICS TANZANIA LIMITED

STATEMENT OF CHANGE IN EQUITY

FOR THE YEAR ENDED 31st DECEMBER 2019

	Share Capital	Retained Earnings	Total
	TZS	TZS	TZS
As at 1 January 2019	100,000,000	(111,368,881)	(11,368,881)
Profit for the year	-	(109,024,065)	(109,024,065)
Additions for the year	-	-	-
As at 31 September 2019	100,000,000	(220,392,946)	(120,392,946)

As at 1 January 2018	100,000,000	-	100,000,000
Profit for the year	-	(111,368,881)	(111,368,881)
Additions for the year	-	-	-
As at 31 September 2018	100,000,000	(111,368,881)	(11,368,881)

Notes and related statements forming part of these financial statements are set out on pages 12 to 24.

10

BELFRICS TANZANIA LIMITED

STATEMENT OF CASH FLOW

FOR THE YEAR ENDED 31st DECEMBER 2019

	2019	2018

Profit / Loss as per Account	(109,024,065)	(111,368,881)
Add back:
Depreciation	7,591,384	2,530,461
	(101,432,681)	(108,838,420)
Change in Working Capital
(Increase)/Decrease in Trade and Other Receivables	-	-
Increase/(Decrease) in Trade and Other Payables	-	876,999,558
Cash Flows from Operation	(101,432,681)	(768,161,138)

Tax Paid	-	(1,500,000)
	-	(1,500,000)

Net Cash Flows from Operating Activities	(101,432,681)	(769,661,138)

Less: Investing Activities
Purchase of property, plant and equipment	-	(48,331,071)
Cash flow after Investing activities	-	(48,331,071)

Financing Activities
Capital	-	100,000,000
Shareholder Loan	95,161,325	724,266,897
Cash Flows After financing activities	95,161,325	824,266,897

Cash and Cash Equivalent	(6,271,356)	6,274,688
Add: Opening Cash / Bank	6,274,688	-
Net Cash and cash Equivalent	3,332	6,274,688

Notes and related statements forming part of these financial statements are set out on pages 12 to 24.

11

BELFRICS TANZANIA LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2019

1.	REPORTING ENTITY

Belfrics Tanzania Limited (‘the Company’) is incorporated in Tanzania under the Companies Act 2002 as a private limited liability company, and is domiciled in Tanzania. The financial statements of the Company are for the year ended 31 December 2019.

2.	BASIS OF PREPARATION AND GOING CONCERN Statement of Compliance

The financial statements are prepared in accordance with International Financial Reporting Standard (IFRS) and its international adopted by the International Accounting Standards Board (IASB) and comply with the requirements of the Tanzanian Companies Act, 2002.

Basis of preparation

The financial statements are prepared under the historical cost conversion and in accordance with International Financial Reporting Standards. The financial statements are presented in Tanzania shillings (TZS), except where otherwise indicated.

The preparation of financial statements in conformity with IFRSs requires management to make judgement, estimates and assumptions that affect the application of policies and reported amount of assets and liabilities, income and expenses. The estimates and associated assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis of making the judgement about carrying values of assets and liabilities that are not readily apparently from other sources. Actual results may differ from these estimates.

The estimate and underlying assumption are reviewed on ongoing basis. Revision to accounting estimate are recognised in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future period if the revision affects both current and future periods.

Going Concern

The financial statements are prepared on the basis of accounting policies applicable to a going concern basis. This basis presumes that funds will be available to finance future operation and that the realization of assets and settlement of liabilities will occur in the ordinary course of business.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The principal accounting policies applied in the preparation of these financial statements are set out below. These policies have been consistently applied to all years presented, unless otherwise stated.

a)	Revenue recognition

Revenue comprised amounts commissioned for the services supplied in Block chain capacity building and trainings (Belfrics Academy) during the year, excluding value added tax and trade discount. Revenue is recognised when the company has delivered the services to the customer has accepted the performance of the work to be satisfactory and collectability of the related receivables is reasonably assured.

12

BELFRICS TANZANIA LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2019 (Continued)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

b)	Foreign currencies

(i)	Functional and presentation currency

Items included in the financial statements are measured using the currency of the primary economic environment in which the entity operates or the currency that mainly influences sales price for goods and services, and labour, material or other costs of providing goods and services (“the functional currency”). The financial statements are presented in Tanzania Shillings, which is the Company’s functional and presentation currency.

(ii)	Transactions and balances

Transactions denominated in currencies other than functional currency are translated into the Tanzanian Shillings using the exchange rates prevailing at the dates of the transactions. Monetary assets and liabilities at the reporting date, which are expressed in foreign currencies, are translated into Tanzanian Shillings at the spot rate ruling at that date. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at the year-end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognized in profit and loss. Non- monetary items that are measured in terms of historical cost in a foreign currency are translated using the exchange rates at the dates of the initial transactions. Non-monetary items measured at fair value in a foreign currency are translated using the exchange rates at the date when the fair value is determined. The gain or loss arising on translation of non-monetary items measured at fair value is treated in line with the recognition of gains or losses on change in fair value of the item.

c)	Depreciation

Item of property, plant and equipment are stated at cost less accumulated depreciation. Depreciation is provided so as to write off the cost of fixed assets on straight line basis over their expected useful lives. The principal annual rates used for this purpose, which are consistent with those used in prior period are as follows:

Office Tools	12.50%
Furniture and Equipments	12.50%
Computer and Software	37.50%

d)	Cash and cash equivalents

For purpose of the cash flow statement cash and cash equivalent comprise cash in hand, deposit held on call with the banks.

e)	Trade and other receivable

Trade receivable are recognised initially at fair value and subsequently measured at amortised cost using effective interest method, less provision for impairment. A provision for impairment of the trade receivable is established when there is objective evidence that the Company will not be able to collect all amounts due according to the original terms of the receivables. The amount of the provision is the difference between the assets carrying amounts and the present value of the estimated future cash flows, discounted at the effective interest rate. The amount of the provision is recognised in the profit and loss account.

13

BELFRICS TANZANIA LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2019 (Continued)

f)	Trade and other payable

Payable are obligation for pay for goods or services that have been acquired in the ordinary course of business from suppliers. Accounts payable are classified as current liabilities if payment is due within one year or less. If not, they are presented as non-current liabilities.

g)	Taxation

Income earned from provision of technical services to mining companies is subject to withholding tax as a final tax on the same basis as individuals. Income from technical mining services is recognised gross of such taxes and the withholding tax is included under tax charge for the year.

Income tax expense is the charge to the profit and loss account in respect of the current income tax. Current tax is the amount of income tax payable on the taxable profit for the period determined in accordance with the Tanzania Income Tax Act, 2004

h)	Employee Benefits

The company has defined contribution plan. A defined contribution plan is a pension plan under which the company pays fixed contributions into a separate entity.

Under the defined contribution, the Company contributes to a publicly administered pension plan (NSSF) on a mandatory basis. The Company has no further payment obligation once the contributions have been paid. The contributions are recognised as an employee benefits when they are due.

i)	Financial instruments

i)	Financial assets

Initial recognition and measurement

Financial assets within the scope of IAS 39 are classified as financial assets at fair value through profit or loss, loans and receivables, held-to-maturity investments or available-for- sale financial assets, as appropriate. The Company determines the classification of its financial assets at initial recognition.

All financial assets are recognised initially at fair value plus, in the case of investments not at fair value through profit or loss, directly attributable transaction costs.

Purchases or sales of financial assets that require delivery of assets within a time frame established by regulation or convention in the marketplace (regular way trades) are recognised on the trade date, i.e., the date that the Company commits to purchase or sell the asset.

The Company’s financial assets include cash and short-term deposits (included under cash and cash equivalents), trade and other receivables. All the Company’s financial assets are classified as loans and receivables.

Subsequent measurement

Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market. After initial measurement, such financial assets are subsequently measured at amortised cost using the effective interest rate method (EIR), less impairment. Amortised cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the EIR.

14

BELFRICS TANZANIA LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2019 (Continued)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The EIR amortisation is not included in finance income in profit or loss. The losses arising from impairment are recognised in profit or loss if applicable.

De-recognition

A financial asset, or where applicable a part of a financial asset or part of a group of similar financial assets is derecognised when:

●	The rights to receive cash flows from the asset have expired;
●	The Company has transferred its rights to receive cash flows from the asset or has assumed an obligation to pay the received cash flows in full without material delay to a third party under a ‗pass-through’ arrangement; and either (a) the Company has transferred substantially all the risks and rewards of the asset, or (b) the Company has neither transferred nor retained substantially all the risks and rewards of the asset, but has transferred control of the asset.

When the Company has transferred its rights to receive cash flows from an asset, or has entered into a pass-through arrangement, and has neither transferred nor retained substantially all of the risks and rewards of the asset nor transferred control of the asset, the asset is recognised to the extent of the Company’s continuing involvement in the asset.

i)	Financial assets (continued)

In that case, the Company also recognises an associated liability. The transferred asset and the associated liability are measured on a basis that reflects the rights and obligations that the Company has retained. Continuing involvement that takes the form of a guarantee over the transferred asset is measured at the lower of the original carrying amount of the asset and the maximum amount of consideration that the Company could be required to repay.

Impairment of financial assets

The Company assesses at each reporting date whether there is any objective evidence that a financial asset or a group of financial assets is impaired. A financial asset or a group of financial assets is deemed to be impaired if, and only if, there is objective evidence of impairment as a result of one or more events that has occurred after the initial recognition of the asset (an incurred ‗loss event’) and that loss event has an impact on the estimated future cash flows of the financial asset or the group of financial assets that can be reliably estimated. Evidence of impairment may include indications that the debtor or a group of debtors is experiencing significant financial difficulty, default or delinquency in interest or principal payments, the probability that they will enter bankruptcy or other financial reorganisation and where observable data indicate that there is a measurable decrease in the estimated future cash flows, such as changes in arrears or economic conditions that correlate with defaults.

Financial assets carried at amortised cost

For financial assets carried at amortised cost, the Company first assesses whether objective evidence of impairment exists individually for financial assets that are individually significant, or collectively for financial assets that are not individually significant. If the Company determines that no objective evidence of impairment exists for an individually assessed financial asset, whether significant or not, it includes the asset in a group of financial assets with similar credit risk characteristics and collectively assesses them for impairment. Assets that are individually assessed for impairment and for which an impairment loss is, or continues to be, recognised are not included in a collective assessment of impairment.

15

BELFRICS TANZANIA LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2019 (Continued)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

i)	Financial instruments (continued)

Financial assets carried at amortised cost (continued)

If there is objective evidence that an impairment loss has been incurred, the amount of the loss is measured as the difference between the assets’ carrying amount and the present value of estimated future cash flows (excluding future expected credit losses that have not yet been incurred). The present value of the estimated future cash flows is discounted at the financial asset’s original effective interest rate. If a financial asset has a variable interest rate, the discount rate for measuring any impairment loss is the current effective interest rate.

The carrying amount of the asset is reduced through the use of an allowance account and the amount of the loss is recognised in profit or loss. Interest income continues to be accrued on the reduced carrying amount and is accrued using the rate of interest used to discount the future cash flows for the purpose of measuring the impairment loss. The interest income is recorded as part of finance income in profit or loss.

Financial assets, together with the associated allowance, are written off when there is no realistic prospect of future recovery and all collateral has been realised or has been transferred to the Company. If, in a subsequent year, the amount of the estimated impairment loss increases or decreases because of an event occurring after the impairment was recognised, the previously recognised impairment loss is increased or reduced by adjusting the allowance account. If a future write-off is later recovered, the recovery is credited to profit or loss.

ii)	Financial liabilities

Initial recognition and measurement

Financial liabilities within the scope of IAS 39 are classified as financial liabilities at fair value through profit or loss, loans and borrowings measured at amortised cost, or as derivatives designated as hedging instruments in an effective hedge, as appropriate. The Company determines the classification of its financial liabilities at initial recognition.

All financial liabilities are recognised initially at fair value and in the case of loans and borrowings measured at amortised cost, plus directly attributable transaction costs.

The Company’s financial liabilities include trade and other payables and interest bearing borrowings.

Subsequent measurement

After initial recognition, trade and other payables and interest-bearing borrowings are subsequently measured at amortised cost using the effective interest rate method. Gains and losses are recognised in profit or loss when the liabilities are derecognised as well as through the EIR amortisation process.

Amortised cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the EIR. The EIR amortisation is included in finance costs in profit or loss.

16

BELFRICS TANZANIA LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2019 (Continued)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

i)	Financial instruments (continued)
ii)	Financial liabilities (continued)

De-recognition

A financial liability is de-recognised when the obligation under the liability is discharged or cancelled or expires.

When an existing financial liability is replaced by another from the same lender on substantially different terms, or the terms of an existing liability are substantially modified, such an exchange or modification is treated as a de-recognition of the original liability and the recognition of a new liability. The difference in the respective carrying amounts is recognised in profit or loss.

Amortised cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the EIR. The EIR amortisation is included in finance costs in profit or loss.

iii)	Offsetting of financial instruments

Financial assets and financial liabilities are offset and the net amount is reported in the statement of financial position if there is a currently enforceable legal right to offset the recognised amounts and there is an intention to settle on a net basis, to realise the assets and settle the liabilities simultaneously.

j)	Changes in accounting policies

New and amended standards that became effective

The accounting policies adopted are consistent with those used in the previous year. The following new and amended standards and interpretations that became effective for the Company during the year did not have any impact on the accounting policies, financial position or performance of the Company:

a)	Amendments to IAS 19 Defined Benefit Plans: Employee Contributions

b)	Annual Improvements 2010-2012 Cycle

●	IFRS 2 Share-based Payment
●	IFRS 3 Business Combinations
●	IFRS 8 Operating Segments
●	IAS 16 Property, Plant and Equipment and IAS 38 Intangible Assets
●	IAS 24 Related Party Disclosures

c)	Annual Improvements 2011-2013 Cycle

●	IFRS 3 Business Combinations
●	IFRS 13 Fair Value Measurement
●	IAS 40 Investment Property

Standards issued or amended but not yet effective

The standards and interpretations that are issued, but not yet effective, up to the date of issuance of the Company’s financial statements are disclosed below. The Company intends to adopt these standards, if applicable, when they become effective.

17

BELFRICS TANZANIA LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2019 (Continued)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

IFRS 9 Financial Instruments

In July 2014, the IASB issued the final version of IFRS 9 Financial Instruments that replaces IAS 39 Financial Instruments: Recognition and Measurement and all previous versions of IFRS 9. IFRS 9 brings together all three aspects of the accounting for financial instruments project: classification and measurement, impairment and hedge accounting. IFRS 9 is effective for annual periods beginning on or after 1 January 2019, with early application permitted. Except for hedge accounting, retrospective application is required but providing comparative information is not compulsory. For hedge accounting, the requirements are generally applied prospectively, with some limited exceptions.

The Company plans to adopt the new standard on the required effective date. During 2019, the Company has performed a high-level impact assessment of all three aspects of IFRS 9. This preliminary assessment is based on currently available information and may be subject to changes arising from further detailed analyses or additional reasonable and supportable information being made available to the Company in the future. Overall, the Company expects no significant impact on its statement of financial position and equity except for the effect of applying the impairment requirements of IFRS 9. The Company expects a higher

Standards issued or amended but not yet effective (continued)

loss allowance resulting in a negative impact on equity and will perform a detailed assessment in the future to determine the extent.

IFRS 15 Revenue from Contracts with Customers

IFRS 15 was issued in May 2014 and establishes a five-step model to account for revenue arising from contracts with customers. Under IFRS 15, revenue is recognised at an amount that reflects the consideration to which an entity expects to be entitled in exchange for transferring goods or services to a customer.

The new revenue standard will supersede all current revenue recognition requirements under IFRS. Either a full retrospective application or a modified retrospective application is required for annual periods beginning on or after 1 January 2019, when the IASB finalises their amendments to defer the effective date of IFRS 15 by one year. Early adoption is permitted. The Company plans to adopt the new standard on the required effective date using the full retrospective method. During 2019, the Company performed a preliminary assessment of IFRS 15, which is subject to changes arising from a more detailed ongoing analysis. Furthermore, the Company is considering the clarifications issued by the IASB in an exposure draft in July 2015 and will monitor any further developments. The Company is still assessing the impact the new standard will have on its revenue.

Amendments to IAS 7 Statement of cash flows

The improvements to disclosures require companies to provide information about changes in their financing liabilities. The amendments will help investors to evaluate changes in liabilities arising from financing activities, including changes from cash flows and non-cash changes (such as foreign exchange gains or losses).

The improvements are part of the Board’s Disclosure Initiative—a portfolio of projects aimed at improving the effectiveness of disclosures in financial reports.

18

BELFRICS TANZANIA LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2019 (Continued)

4.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

j)	Changes in accounting policies (continued)

The IAS 7 amendments become mandatory for annual periods beginning on or after 1 January 2019. The impact of the amendments is being assessed by the Company.

IFRS 16 Leases

The scope of the new standard includes leases of all assets, with certain exceptions. A lease is defined as a contract, or part of a contract, that conveys the right to use an asset (the underlying asset) for a period of time in exchange for consideration. The key features of the new standard are:

●	The new standard requires lessees to account for all leases under a single on-balance sheet model (subject to certain exemptions) in a similar way to finance leases under IAS 17.
●	Lessees recognise a liability to pay rentals with a corresponding asset, and recognise interest expense and depreciation separately.

Standards issued or amended but not yet effective (continued)

●	The new standard includes two recognition exemptions for lessees – leases of ‘low- value’ assets (e.g., personal computer) and short-term leases (i.e., leases with a lease term of 12 months or less).
●	Reassessment of certain key considerations (e.g., lease term, variable rents based on an index or rate, discount rate) by the lessee is required upon certain events.
●	Lessor accounting is substantially the same as today’s lessor accounting, using IAS 17’s dual classification approach.

The new standard is effective for annual periods beginning on or after 1 January 2019. Early application is permitted, but not before an entity applies IFRS 15. The new standard permits a lessee to choose either a full retrospective or a modified retrospective transition approach. The new standard’s transition provisions permit certain reliefs.

The new standard requires lessees and lessors to make more extensive disclosures than under IAS 17. The impact of the new standard is being assessed by the Company.

Other standards issued but not yet effective

The following new and amended standards are not expected to have an impact on the financial statements of the Company:

a)	Amendments to IFRS 11 Joint Arrangements: Accounting for Acquisitions of Interests
b)	Amendments to IAS 16 and IAS 38: Clarification of Acceptable Methods of Depreciation and Amortisation
c)	IFRS 14 Regulatory Deferral Accounts
d)	Amendments to IAS 16 and IAS 41 Agriculture: Bearer Plants
e)	Amendments to IAS 27: Equity Method in Separate Financial Statements
f)	Amendments to IFRS 10 and IAS 28: Sale or Contribution of Assets between an Investor and its Associate or Joint Venture Annual Improvements 2012-2014 Cycle - These improvements are effective for annual periods beginning on or after 1 January 2019.

19

BELFRICS TANZANIA LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2019 (Continued)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

j)	Changes in accounting policies (continued)

g)	They include:

●	IFRS 5 Non-current Assets Held for Sale and Discontinued Operations
●	IFRS 7 Financial Instruments: Disclosures - Servicing contracts and Applicability of the amendments to IFRS 7 to condensed interim financial statements
●	IAS 19 Employee Benefits
●	IAS 34 Interim Financial Reporting

h)	Amendments to IAS 1 Disclosure Initiative
i)	Amendments to IFRS 10, IFRS 12 and IAS 28 Investment Entities: Applying the Consolidation Exception

4.	SIGNIFICANT ACCOUNTING JUDGMENTS, ESTIMATES AND ASSUMPTIONS

The preparation of the financial statements requires management to make judgments, estimates and assumptions that affect the reported amounts of revenues, expenses, assets and liabilities, the accompanying disclosures and the disclosure of contingent liabilities. Uncertainty about these assumptions and estimates could result in outcomes that require a material adjustment to the carrying amount of assets or liabilities affected in future periods.

Judgments

In the process of applying the Company’s accounting policies, management has made the judgments, apart from those involving estimations, which have had significant effects on the amounts recognized in the financial statements.

Operating lease commitments – Company as lessee

The Company has entered into lease agreements for office space. The Company has determined that it does not retain significant risks and rewards of ownership of these properties and so accounts for them as operating leases.

Estimates and assumptions

The key assumptions concerning the future and other key sources of estimation uncertainty at the reporting date, that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year, are described below. The Company based its assumptions and estimates on parameters available when the financial statements were prepared. Existing circumstances and assumptions about future developments may, however, change due to market changes or circumstances arising beyond the control of the Company. Such changes are reflected in the assumptions when they occur.

Asset useful lives

Critical estimates are made by the directors in determining depreciation rates for property, plant and equipment and their residual values. The depreciation rates are based on the estimated useful lives of the assets. The rates used are set out in Note 3(c) and the carrying amounts of property, plant and equipment are set in Note 14.

20

BELFRICS TANZANIA LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2019 (Continued)

Impairment of non-financial assets

Impairment exists when the carrying amount of an asset or cash generating unit exceeds its recoverable amount, which is the higher of its fair value less costs of disposal and its value in use. The fair value less costs of disposal calculation is based on available data from binding sales transactions, conducted at arm’s length, for similar assets or observable market prices less incremental costs for disposing of the asset. When value in use calculations are undertaken, management must estimate the expected future cash flows from the asset or cash generating unit and choose a suitable discount rate in order to calculate the present value of the cash flow.

Taxes

Uncertainties exist with respect to the interpretation of complex tax regulations, changes in tax laws, and the amount and timing of future taxable income. Given the wide range of international business relationships and the long-term nature and complexity of existing contractual agreements, differences arising between the actual results and the assumptions made, or future changes to such assumptions, could necessitate future adjustments to tax income and expense already recorded. The Company establishes provisions, based on reasonable estimates, for possible consequences of audits by the tax authorities.

The amount of such provisions is based on various factors, such as experience of previous tax audits and differing interpretations of tax regulations by the taxable entity and the responsible tax authority. Such differences of interpretation may arise on a wide variety of issues, depending on the conditions prevailing in the country.

Deferred tax assets are recognised for unused tax losses to the extent that it is probable that taxable profit will be available against which the losses can be utilised. Significant management judgement is required to determine the amount of the deferred tax assets that can be recognised, based upon the likely timing and the level of future taxable profits together with future tax planning strategies.

5.	FINANCIAL RISK MANAGEMENT

The Company has exposure to the following risks from its use of financial instruments:

-	Credit risk
-	Liquidity risk
-	Market risk

The company’s Director have overall responsibility of the establishment and oversight of the company’s risk management framework.

Credit risk

The company has established a credit policy under which each new customer is analysed individually for creditworthiness before the Company’s standard payment and delivery terms and conditions are offered.

Liquidity risk

The company’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the company’s reputation. All liquidity policies and procedures are subject to review and approval by the Board of Directors.

21

BELFRICS TANZANIA LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2019 (Continued)

Market Risk

Market risk is the risk that changes in the market prices, such as foreign exchange rates, interest rates etc. will affect the company’s income or the value of its holdings of financial instruments. The objective of market risk management is to manage and control market risk exposures within acceptable parameters, while optimizing the return.

22

23

BELFRICS TANZANIA LIMITED

13	PROPERTY,PLANT AND EQUIPMENT				
	Description	Office Tools	Furniture and Equipments	Computer and Software	Total
	Cost	TZS	TZS	TZS	TZS
	As at 1 January 2019	443,320	41,687,751	6,200,000	**48,331,071**
	Additions for the period	-	-	-	**-**
	Disposals for the period	-		-	**-**
	As at 31 December 2019	443,320	41,687,751	6,200,000	**48,331,071**
	Depreciation				
	As at 1 January 2019	18,472	1,736,990	775,000	**2,530,461**
	Charge for the period	55,415	5,210,969	2,325,000	**7,591,384**
	As at 31 December 2019	73,887	6,947,959	3,100,000	**10,121,845**
	As at 31 December 2019	**369,433**	**34,739,793**	**3,100,000**	**38,209,226**
	As at 31 December 2018	**424,848**	**39,950,761**	**5,425,000**	**45,800,610**

24

BELFRICS TANZANIA LIMITED

DAR ES SALAAM

AUDITED FINANCIAL STATEMENTS

FOR

THE YEAR ENDED 31ST DECEMBER, 2020.

MKUKI Consultants

Certified Public Accountants & Tax Consultants

Dar es Salaam

FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020

2

REPORT OF THE DIRECTORS

FOR THE YEAR ENDED 31 DECEMBER 2020

1.	The Directors of Belfrics Tanzania Limited present their report together with the financial statements for the year ended 31 December 2020, which disclose the state of affairs of the entity as at 31 December 2020 and the results of the operation for the year ended on that date.

2.	INCORPORATION AND REGISTERED OFFICE

Belfrics Tanzania Limited is a private company that was registered on 2nd February, 2018 and given registration number 141049 by registrar of companies under the Companies Act, 2002 Cap 212 of the laws of Tanzania. Its registered office is Plot 38 South Ursino, New Bagamoyo Road, Kinondoni Dar es Salaam

3.	PRINCIPAL ACTIVITY

Belfrics Tanzania Limited carries on business of ICT in Blockchain Technology. The company operates in Plot 38 South Ursino, New Bagamoyo Road, Kinondoni Dar Es Salaam and other parts in the United Republic of Tanzania.

4.	COMPOSITION OF THE BOARD OF DIRECTORS

The directors of the company who held office during the year and up to the date of this report are:

Name	Nationality	Position
Praveen Kumar Vijayakumar	Non Tanzanian	Director
Azizi Rashid Chonya	Tanzanian	Director

Directors’ interest in the shares of the company

None of the Directors have any beneficial interest in the issued share capital of the company as at 31 December 2020.

5.	CORPORTAE GOVERNANCE

The Board consists of four directors. The Board takes overall responsibility for the Company, including responsibility for identifying key risk areas, considering and monitoring investment decisions, considering significant financial matters and reviewing the performance of management business plans and budgets. The Board is also responsible for ensuring that a comprehensive system of internal control policies and procedures is operative, and for compliance with sound corporate governance principles. The company is committed to the principles of effective corporate governance. The directors also recognize the importance of integrity, transparency and accountability.

3

6.	CAPITAL STRUCTURE AND SHAREHOLDING

Capital Structure

The Company’s capital structure for the year is shown below:

Authorized, :

The authorized share capital of the company is Tanzania Shillings One Billion (Tshs.100,000,000) divided into Five Hundred Thousand (500,000) ordinary shares at Tanzania Shillings Two Hundred (Tshs. 200) each.

Shareholding

The authorized share capital is held by:

Name	Number	2020 Nominal value
		TZS
Praveerkumar Vijayakumar	499,999	99,999,800
Azizi Rashid Chonya	1	200
Total	500,000	100,000,000

7.	RESULTS AND DIVIDEND

The performance of the Company for the year is set out on page 7 of these financial statements. During the year no dividend was declared and approved.

8.	RISK MANAGEMENT AND INTERNAL CONTROL

The Board accepts final responsibility for the risk management and internal control system of the company. It is the task of management to ensure that adequate internal financial and operational control systems are developed and maintained on an going basis in order to provide reasonable assurance regarding:

●	The business is owned by two shareholders
●	The safeguarding of the company’s assets
●	Compliance with applicable laws and regulations and supervisory requirements.
●	The reliability of accounting records
●	Business sustainability under normal as well as adverse conditions; and
●	Responsible behaviors towards all stakeholders

The efficiency of any internal control system is dependent on strict observance of prescribed measure. There is always a risk of non-compliance of such measures by staff.

Whilst no system, of internal control can provide absolute assurance against misstatement or losses, the company system is designed to provide the Board with reasonable assurance that the procedures in place are operating effectively.

The Board assessed the internal control systems throughout the financial year ended 31 December 2019 and is of the opinion that they met accepted criteria. The Board is directly responsible for risk and internal control assessment as a separate audit committee is not considered necessary.

4

9. CORPORATE SOCIAL RESPONSIBILITY

Cooperate Social Responsibility is a key component in Belfrics Tanzania Limited strategic thinking as the Company strives to ensure that local communities benefit from its operation.

10. POLITICAL AND CHARITABLE DONATION

The Company did not make any political or charitable donations during the year.

11. SOLVENCY EVALUATION

The Company's state of affairs as at 31 December 2020 is set out on page 8 of these financial statements. The Board considers the Company to be solvent within the meaning ascribed by the Tanzania Companies Act.

12. ADMINISTRATIVE MATTERS

The Company is capable of handling all administrative matters.

13. RELATED PARTY TRANSACTIONS

All related party transactions and balances are disclosed in note 14 to these financial statements.

14. AUDITORS

The Company's auditors, Mkuki Consultants were appointed during the period and eligible to be re-appointed. A resolution proposing the re-appointment of Mkuki Consultants as auditors will be put to the annual General Meeting.

15. SERIOUS PREJUDICIAL MATTERS

In the opinion of the Directors, there are no serious unfavourable matters that can materially affect the Company.

16. STATEMENT OF COMPLIANCE

The Director's Report has been prepared in full compliance with the Tanzania Financial Reporting Standard No. 1 (Directors' Report).

BY ORDER OF THE BOARD,

....

AZIZ CHONYA
MANAGING DIRECTOR

Date: 27/07/2021

BELFRICS TANZANIA LTD. KINONDONI DAR ES SALAAM

5

STATEMENT OF DIRECTORS' RESPONSIBILITY
FOR THE YEAR ENDED 31 DECEMBER 2020

The auditors are responsible for reporting on whether the annual financial statements are fairly presented in accordance with the applicable financial reporting framework.

Approval of the financial statements

The financial statements, as indicated above, were approved by the Board of Directors on ....and were signed on its behalf by:

....
Director

BELFRICS TANZANIA LTD. KINONDONI DAR ES SALAAM

27/07/2021
Date

BELFRICS TANZANIA LTD. KINONDONI DAR ES SALAAM

6

INDEPENDENT AUDITORS’ REPORT

To the Directors of

BELFRICS TANZANIA LIMITED

Report on the financial statement

We have audited the accompanying financial statements of Belfrics Tanzania Limited as set out on page 8 to 24, which comprise the statement of financial position as at 31 December 2020 and the statement of Profit or loss and other comprehensive income, a statement of changes in equity and statement of cash flows for the year then ended, and a summary of significant accounting policies and other explanatory notes.

Directors’ Responsibility For The Financial Statements

Directors are responsible for the preparation and fair presentation of these financial statements in accordance with International Financial Reporting Standards and in compliance with the Companies Act, Cap 212 Act NO.12 of 2002. This responsibility includes: designing, implementing and maintaining internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error; selecting and applying appropriate accounting policies; and making accounting estimates that are reasonable in the circumstances.

Auditors’ Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with International Standards on Auditing. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditors’ judgement, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate for the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by management, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion the accompanying financial statements give a true and fair view of the state of the company’s financial affairs at 31 December 2020 and of its loss and cash flows for the year then ended in accordance with International Financial Reporting Standards and the Companies Act, CAP 212 Act No. 12 of 2002.

7

Report on other Legal and regulatory Requirements

This report, including the opinion, has been prepared for, and only for, the Company's members as a body in accordance with the Companies Act, CAP 212 Act No. 12 of 2002 and for no other purposes.
As required by the Companies Act, CAP 212 Act No. 12 of 2002, we are also required to report to you if, in our opinion, the report of the Directors is not consistent with the financial statements, if the company has not kept proper accounting records, if we have not received all the information and explanations we require for our audit or if information specified by law regarding directors' remuneration and transactions with the company is not disclosed. In respect of the foregoing requirements, we have no matter to report.

ANGELO BONIFACE MYALLA - ACPA 358
MKUKI CONSULTANTS
CERTIFIED ACCOUNTANTS & AUDITORS
(IN PUBLIC PRACTICE)

DATE: 27/07/2021

MKUKI CONSULTANTS
CERTIFIED ACCOUNTANTS AND AUDITORS
(IN PUBLIC PRACTICE)
PF 187
P. O. Box 1827
DAR-ES-SALAAM
Email:mkukico@yahoo.com

8

ASSETS	Notes	2020	2019
		TZS	TZS
Non-Current Assets			
Property, Plant and Equipments	13	30,617,842	38,209,226
Intangible Assets	16	-	-
		30,617,842	38,209,226
Current Assets			
Cash and bank	10	3,745,169	3,332
Trade and Other Receivables	11	2,800,000	2,800,000
		6,545,169	2,803,332
Total Assets		**37,163,011**	**41,012,558**
EQUITY AND LIABILITY			
Equity			
Capital		100,000,000	100,000,000
Retained Earnings		(291,883,823)	(109,024,065)
		(191,883,823)	(9,024,065)
Current Liabilities			
Trade and Other Payables	12	229,046,833	50,036,623
		229,046,833	50,036,623
Total Equity and Liabilities		**37,163,011**	**41,012,558**

The financial Statements on page 9 to 24 were authorized for issue by the Board of Directors on .... and were signed on its behalf by:

....
Director

BELFRICS TANZANIA LTD.
KINONDONI
DAR ES SALAAM

9

STATEMENT OF COMPREHENSIVE INCOME
FOR THE FINANCIAL YEAR ENDED 31st DECEMBER 2020

	NOTE	2020	2019

Sales Revenue	6	2,036,404	10,649,747
Cost of Sales	7	-	-
Gross Profit		2,036,404	10,649,747

Administrative Costs
Operating costs	8	65,541,600	111,199,841
Finance charges	9	394,296	882,587
Depreciation of Non-current assets	13	7,591,384	7,591,384
		73,527,280	119,673,812

Net Profit before tax		(71,490,876)	(109,024,065)

Less: Corporate tax provision		-	-
Net Profit for the year		(71,490,876)	(109,024,065)

Other Comprehensive Income		-	-

Total comprehensive income for the year		(71,490,876)	(109,024,065)

Notes and related statements forming part of these financial statements are set out on pages 13 to 24

10

STATEMENT OF CHANGES IN EQUITY
FOR THE FINANCIAL YEAR ENDED 31st DECEMBER 2020

	Share Capital	Retained Earnings	Total
	TZS	TZS	TZS
As at 1 January 2020	100,000,000	(220,392,946)	(120,392,946)
Profit for the year	-	(71,490,876)	(71,490,876)
Additions for the year	-	-	-
As at 31 September 2020	100,000,000	(291,883,823)	(191,883,823)

As at 1 January 2019	100,000,000	(111,368,881)	(11,368,881)
Profit for the year	-	(109,024,065)	(109,024,065)
Additions for the year	-	-	-
As at 31 September 2019	100,000,000	(220,392,946)	(120,392,946)

Notes and related statements forming part of these financial statements are set out on pages 12 to 24.

11

STATEMENT OF CASH FLOW
FOR THE FINANCIAL YEAR ENDED 31st DECEMBER 2020

	2020	2019

Profit / Loss as per Account	(71,490,876)	(109,024,065)
Add back:
Depreciation	7,591,384	7,591,384
	(63,899,492)	(101,432,681)
Change in Working Capital
(Increase)/Decrease in Trade and Other Receivables	(1,800,000)	-
Increase/(Decrease) in Trade and Other Payables	(177,210,211)	-
Cash Flows from Operation	(242,909,703)	(101,432,681)

Tax Paid	-	-
	-	-

Net Cash Flows from Operating Activities	(242,909,703)	(101,432,681)

Less: Investing Activities
Purchase of property, plant and equipment	-	-
Cash flow after Investing activities	-	-

Financing Activities
Capital	-	-
Shareholder Loan	246,651,539	95,161,325
Cash Flows After financing activities	246,651,539	95,161,325

Cash and Cash Equivalent	3,741,836	(6,271,356)
Add: Opening Cash / Bank	3,332	6,274,688
Net Cash and cash Equivalent	3,745,168	3,332

Notes and related statements forming part of these financial statements are set out on pages 12 to 24.

12

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020

1.	REPORTING ENTITY

Belfrics Tanzania Limited (‘the Company’) is incorporated in Tanzania under the Companies Act 2002 as a private limited liability company, and is domiciled in Tanzania. The financial statements of the Company are for the year ended 31 December 2020.

2.	BASIS OF PREPARATION AND GOING CONCERN

Statement of Compliance

The financial statements are prepared in accordance with International Financial Reporting Standard (IFRS) and its international adopted by the International Accounting Standards Board (IASB) and comply with the requirements of the Tanzanian Companies Act, 2002.

Basis of preparation

The financial statements are prepared under the historical cost conversion and in accordance with International Financial Reporting Standards. The financial statements are presented in Tanzania shillings (TZS), except where otherwise indicated.

The preparation of financial statements in conformity with IFRSs requires management to make judgement, estimates and assumptions that affect the application of policies and reported amount of assets and liabilities, income and expenses. The estimates and associated assumptions are based on historical experience and various other factors that are believed to be reasonable under the circumstances, the results of which form the basis of making the judgement about carrying values of assets and liabilities that are not readily apparently from other sources. Actual results may differ from these estimates.

The estimate and underlying assumption are reviewed on ongoing basis. Revision to accounting estimate are recognised in the period in which the estimate is revised if the revision affects only that period or in the period of the revision and future period if the revision affects both current and future periods.

Going Concern

The financial statements are prepared on the basis of accounting policies applicable to a going concern basis. This basis presumes that funds will be available to finance future operation and that the realization of assets and settlement of liabilities will occur in the ordinary course of business.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The principal accounting policies applied in the preparation of these financial statements are set out below. These policies have been consistently applied to all years presented, unless otherwise stated.

a)	Revenue recognition

Revenue comprised amounts commissioned for the services supplied in Block chain capacity building and trainings ( Belfrics Academy ) during the year, excluding value added tax and trade discount. Revenue is recognised when the company has delivered the services to the customer has accepted the performance of the work to be satisfactory and collectability of the related receivables is reasonably assured.

13

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020 (Continued)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

b)	Foreign currencies

(i)	Functional and presentation currency

Items included in the financial statements are measured using the currency of the primary economic environment in which the entity operates or the currency that mainly influences sales price for goods and services, and labour, material or other costs of providing goods and services (“the functional currency”). The financial statements are presented in Tanzania Shillings, which is the Company’s functional and presentation currency.

(ii)	Transactions and balances

Transactions denominated in currencies other than functional currency are translated into the Tanzanian Shillings using the exchange rates prevailing at the dates of the transactions. Monetary assets and liabilities at the reporting date, which are expressed in foreign currencies, are translated into Tanzanian Shillings at the spot rate ruling at that date. Foreign exchange gains and losses resulting from the settlement of such transactions and from the translation at the year-end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognized in profit and loss. Non- monetary items that are measured in terms of historical cost in a foreign currency are translated using the exchange rates at the dates of the initial transactions. Non-monetary items measured at fair value in a foreign currency are translated using the exchange rates at the date when the fair value is determined. The gain or loss arising on translation of non-monetary items measured at fair value is treated in line with the recognition of gains or losses on change in fair value of the item.

c)	Depreciation

Item of property, plant and equipment are stated at cost less accumulated depreciation. Depreciation is provided so as to write off the cost of fixed assets on straight line basis over their expected useful lives. The principal annual rates used for this purpose, which are consistent with those used in prior period are as follows:

Office Tools	12.50%
Furniture and Equipments	12.50%
Computer and Software	37.50%

d)	Cash and cash equivalents

For purpose of the cash flow statement cash and cash equivalent comprise cash in hand, deposit held on call with the banks.

e)	Trade and other receivable

Trade receivable are recognised initially at fair value and subsequently measured at amortised cost using effective interest method, less provision for impairment. A provision for impairment of the trade receivable is established when there is objective evidence that the Company will not be able to collect all amounts due according to the original terms of the receivables. The amount of the provision is the difference between the assets carrying amounts and the present value of the estimated future cash flows, discounted at the effective interest rate. The amount of the provision is recognised in the profit and loss account.

14

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020 (Continued)

f)	Trade and other payable

Payable are obligation for pay for goods or services that have been acquired in the ordinary course of business from suppliers. Accounts payable are classified as current liabilities if payment is due within one year or less. If not, they are presented as non-current liabilities.

g)	Taxation

Income earned from provision of technical services to mining companies is subject to withholding tax as a final tax on the same basis as individuals. Income from technical mining services is recognised gross of such taxes and the withholding tax is included under tax charge for the year.

Income tax expense is the charge to the profit and loss account in respect of the current income tax. Current tax is the amount of income tax payable on the taxable profit for the period determined in accordance with the Tanzania Income Tax Act, 2004

h)	Employee Benefits

The company has defined contribution plan. A defined contribution plan is a pension plan under which the company pays fixed contributions into a separate entity.

Under the defined contribution, the Company contributes to a publicly administered pension plan (NSSF) on a mandatory basis. The Company has no further payment obligation once the contributions have been paid. The contributions are recognised as an employee benefits when they are due.

i)	Financial instruments

i) Financial assets

Initial recognition and measurement

Financial assets within the scope of IAS 39 are classified as financial assets at fair value through profit or loss, loans and receivables, held-to-maturity investments or available-for- sale financial assets, as appropriate. The Company determines the classification of its financial assets at initial recognition.

All financial assets are recognised initially at fair value plus, in the case of investments not at fair value through profit or loss, directly attributable transaction costs.

Purchases or sales of financial assets that require delivery of assets within a time frame established by regulation or convention in the marketplace (regular way trades) are recognised on the trade date, i.e., the date that the Company commits to purchase or sell the asset.

The Company’s financial assets include cash and short-term deposits (included under cash and cash equivalents), trade and other receivables. All the Company’s financial assets are classified as loans and receivables.

Subsequent measurement

Loans and receivables are non-derivative financial assets with fixed or determinable payments that are not quoted in an active market. After initial measurement, such financial assets are subsequently measured at amortised cost using the effective interest rate method (EIR), less impairment. Amortised cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the EIR.

15

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020 (Continued)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The EIR amortisation is not included in finance income in profit or loss. The losses arising from impairment are recognised in profit or loss if applicable.

De-recognition

A financial asset, or where applicable a part of a financial asset or part of a group of similar financial assets is derecognised when:

●	The rights to receive cash flows from the asset have expired;
●	The Company has transferred its rights to receive cash flows from the asset or has assumed an obligation to pay the received cash flows in full without material delay to a third party under a ‗pass-through’ arrangement; and either (a) the Company has transferred substantially all the risks and rewards of the asset, or (b) the Company has neither transferred nor retained substantially all the risks and rewards of the asset, but has transferred control of the asset.

When the Company has transferred its rights to receive cash flows from an asset, or has entered into a pass-through arrangement, and has neither transferred nor retained substantially all of the risks and rewards of the asset nor transferred control of the asset, the asset is recognised to the extent of the Company’s continuing involvement in the asset.

i)	Financial assets (continued)

In that case, the Company also recognises an associated liability. The transferred asset and the associated liability are measured on a basis that reflects the rights and obligations that the Company has retained. Continuing involvement that takes the form of a guarantee over the transferred asset is measured at the lower of the original carrying amount of the asset and the maximum amount of consideration that the Company could be required to repay.

Impairment of financial assets

The Company assesses at each reporting date whether there is any objective evidence that a financial asset or a group of financial assets is impaired. A financial asset or a group of financial assets is deemed to be impaired if, and only if, there is objective evidence of impairment as a result of one or more events that has occurred after the initial recognition of the asset (an incurred ‗loss event’) and that loss event has an impact on the estimated future cash flows of the financial asset or the group of financial assets that can be reliably estimated. Evidence of impairment may include indications that the debtor or a group of debtors is experiencing significant financial difficulty, default or delinquency in interest or principal payments, the probability that they will enter bankruptcy or other financial reorganisation and where observable data indicate that there is a measurable decrease in the estimated future cash flows, such as changes in arrears or economic conditions that correlate with defaults.

Financial assets carried at amortised cost

For financial assets carried at amortised cost, the Company first assesses whether objective evidence of impairment exists individually for financial assets that are individually significant, or collectively for financial assets that are not individually significant. If the Company determines that no objective evidence of impairment exists for an individually assessed financial asset, whether significant or not, it includes the asset in a group of financial assets with similar credit risk characteristics and collectively assesses them for impairment. Assets that are individually assessed for impairment and for which an impairment loss is, or continues to be, recognised are not included in a collective assessment of impairment.

16

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020 (Continued)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

i)	Financial instruments (continued)

Financial assets carried at amortised cost (continued)

If there is objective evidence that an impairment loss has been incurred, the amount of the loss is measured as the difference between the assets’ carrying amount and the present value of estimated future cash flows (excluding future expected credit losses that have not yet been incurred). The present value of the estimated future cash flows is discounted at the financial asset’s original effective interest rate. If a financial asset has a variable interest rate, the discount rate for measuring any impairment loss is the current effective interest rate.

The carrying amount of the asset is reduced through the use of an allowance account and the amount of the loss is recognised in profit or loss. Interest income continues to be accrued on the reduced carrying amount and is accrued using the rate of interest used to discount the future cash flows for the purpose of measuring the impairment loss. The interest income is recorded as part of finance income in profit or loss.

Financial assets, together with the associated allowance, are written off when there is no realistic prospect of future recovery and all collateral has been realised or has been transferred to the Company. If, in a subsequent year, the amount of the estimated impairment loss increases or decreases because of an event occurring after the impairment was recognised, the previously recognised impairment loss is increased or reduced by adjusting the allowance account. If a future write-off is later recovered, the recovery is credited to profit or loss.

ii)	Financial liabilities

Initial recognition and measurement

Financial liabilities within the scope of IAS 39 are classified as financial liabilities at fair value through profit or loss, loans and borrowings measured at amortised cost, or as derivatives designated as hedging instruments in an effective hedge, as appropriate. The Company determines the classification of its financial liabilities at initial recognition.

All financial liabilities are recognised initially at fair value and in the case of loans and borrowings measured at amortised cost, plus directly attributable transaction costs.

The Company’s financial liabilities include trade and other payables and interest bearing borrowings.

Subsequent measurement

After initial recognition, trade and other payables and interest-bearing borrowings are subsequently measured at amortised cost using the effective interest rate method. Gains and losses are recognised in profit or loss when the liabilities are derecognised as well as through the EIR amortisation process.

Amortised cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the EIR. The EIR amortisation is included in finance costs in profit or loss.

17

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020 (Continued)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

i)	Financial instruments (continued)
ii)	Financial liabilities (continued)

De-recognition

A financial liability is de-recognised when the obligation under the liability is discharged or cancelled or expires.

When an existing financial liability is replaced by another from the same lender on substantially different terms, or the terms of an existing liability are substantially modified, such an exchange or modification is treated as a de-recognition of the original liability and the recognition of a new liability. The difference in the respective carrying amounts is recognised in profit or loss.

Amortised cost is calculated by taking into account any discount or premium on acquisition and fees or costs that are an integral part of the EIR. The EIR amortisation is included in finance costs in profit or loss.

iii)	Offsetting of financial instruments

Financial assets and financial liabilities are offset and the net amount is reported in the statement of financial position if there is a currently enforceable legal right to offset the recognised amounts and there is an intention to settle on a net basis, to realise the assets and settle the liabilities simultaneously.

j)	Changes in accounting policies

New and amended standards that became effective

The accounting policies adopted are consistent with those used in the previous year. The following new and amended standards and interpretations that became effective for the Company during the year did not have any impact on the accounting policies, financial position or performance of the Company:

a)	Amendments to IAS 19 Defined Benefit Plans: Employee Contributions

b)	Annual Improvements 2010-2012 Cycle

●	IFRS 2 Share-based Payment
●	IFRS 3 Business Combinations
●	IFRS 8 Operating Segments
●	IAS 16 Property, Plant and Equipment and IAS 38 Intangible Assets
●	IAS 24 Related Party Disclosures

c)	Annual Improvements 2011-2013 Cycle

●	IFRS 3 Business Combinations
●	IFRS 13 Fair Value Measurement
●	IAS 40 Investment Property

Standards issued or amended but not yet effective

The standards and interpretations that are issued, but not yet effective, up to the date of issuance of the Company’s financial statements are disclosed below. The Company intends to adopt these standards, if applicable, when they become effective.

18

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020 (Continued)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

IFRS 9 Financial Instruments

In July 2014, the IASB issued the final version of IFRS 9 Financial Instruments that replaces IAS 39 Financial Instruments: Recognition and Measurement and all previous versions of IFRS 9. IFRS 9 brings together all three aspects of the accounting for financial instruments project: classification and measurement, impairment and hedge accounting. IFRS 9 is effective for annual periods beginning on or after 1 January 2019, with early application permitted. Except for hedge accounting, retrospective application is required but providing comparative information is not compulsory. For hedge accounting, the requirements are generally applied prospectively, with some limited exceptions.

The Company plans to adopt the new standard on the required effective date. During 2019, the Company has performed a high-level impact assessment of all three aspects of IFRS 9. This preliminary assessment is based on currently available information and may be subject to changes arising from further detailed analyses or additional reasonable and supportable information being made available to the Company in the future. Overall, the Company expects no significant impact on its statement of financial position and equity except for the effect of applying the impairment requirements of IFRS 9. The Company expects a higher

Standards issued or amended but not yet effective (continued)

loss allowance resulting in a negative impact on equity and will perform a detailed assessment in the future to determine the extent.

IFRS 15 Revenue from Contracts with Customers

IFRS 15 was issued in May 2014 and establishes a five-step model to account for revenue arising from contracts with customers. Under IFRS 15, revenue is recognised at an amount that reflects the consideration to which an entity expects to be entitled in exchange for transferring goods or services to a customer.

The new revenue standard will supersede all current revenue recognition requirements under IFRS. Either a full retrospective application or a modified retrospective application is required for annual periods beginning on or after 1 January 2019, when the IASB finalises their amendments to defer the effective date of IFRS 15 by one year. Early adoption is permitted. The Company plans to adopt the new standard on the required effective date using the full retrospective method. During 2019, the Company performed a preliminary assessment of IFRS 15, which is subject to changes arising from a more detailed ongoing analysis. Furthermore, the Company is considering the clarifications issued by the IASB in an exposure draft in July 2015 and will monitor any further developments. The Company is still assessing the impact the new standard will have on its revenue.

Amendments to IAS 7 Statement of cash flows

The improvements to disclosures require companies to provide information about changes in their financing liabilities. The amendments will help investors to evaluate changes in liabilities arising from financing activities, including changes from cash flows and non-cash changes (such as foreign exchange gains or losses).

The improvements are part of the Board’s Disclosure Initiative—a portfolio of projects aimed at improving the effectiveness of disclosures in financial reports.

19

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020 (Continued)

4.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

j)	Changes in accounting policies (continued)

The IAS 7 amendments become mandatory for annual periods beginning on or after 1 January 2019. The impact of the amendments is being assessed by the Company.

IFRS 16 Leases

The scope of the new standard includes leases of all assets, with certain exceptions. A lease is defined as a contract, or part of a contract, that conveys the right to use an asset (the underlying asset) for a period of time in exchange for consideration. The key features of the new standard are:

●	The new standard requires lessees to account for all leases under a single on-balance sheet model (subject to certain exemptions) in a similar way to finance leases under IAS 17.
●	Lessees recognise a liability to pay rentals with a corresponding asset, and recognise interest expense and depreciation separately.

Standards issued or amended but not yet effective (continued)

●	The new standard includes two recognition exemptions for lessees – leases of ‘low- value’ assets (e.g., personal computer) and short-term leases (i.e., leases with a lease term of 12 months or less).
●	Reassessment of certain key considerations (e.g., lease term, variable rents based on an index or rate, discount rate) by the lessee is required upon certain events.
●	Lessor accounting is substantially the same as today’s lessor accounting, using IAS 17’s dual classification approach.

The new standard is effective for annual periods beginning on or after 1 January 2019. Early application is permitted, but not before an entity applies IFRS 15. The new standard permits a lessee to choose either a full retrospective or a modified retrospective transition approach. The new standard’s transition provisions permit certain reliefs.

The new standard requires lessees and lessors to make more extensive disclosures than under IAS 17. The impact of the new standard is being assessed by the Company.

Other standards issued but not yet effective

The following new and amended standards are not expected to have an impact on the financial statements of the Company:

a)	Amendments to IFRS 11 Joint Arrangements: Accounting for Acquisitions of Interests
b)	Amendments to IAS 16 and IAS 38: Clarification of Acceptable Methods of Depreciation and Amortisation
c)	IFRS 14 Regulatory Deferral Accounts
d)	Amendments to IAS 16 and IAS 41 Agriculture: Bearer Plants
e)	Amendments to IAS 27: Equity Method in Separate Financial Statements
f)	Amendments to IFRS 10 and IAS 28: Sale or Contribution of Assets between an Investor and its Associate or Joint Venture Annual Improvements 2012-2014 Cycle - These improvements are effective for annual periods beginning on or after 1 January 2019.

20

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020 (Continued)

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

j)	Changes in accounting policies (continued)

g)	They include:

●	IFRS 5 Non-current Assets Held for Sale and Discontinued Operations
●	IFRS 7 Financial Instruments: Disclosures - Servicing contracts and Applicability of the amendments to IFRS 7 to condensed interim financial statements
●	IAS 19 Employee Benefits
●	IAS 34 Interim Financial Reporting

h)	Amendments to IAS 1 Disclosure Initiative
i)	Amendments to IFRS 10, IFRS 12 and IAS 28 Investment Entities: Applying the Consolidation Exception

4.	SIGNIFICANT ACCOUNTING JUDGMENTS, ESTIMATES AND ASSUMPTIONS

The preparation of the financial statements requires management to make judgments, estimates and assumptions that affect the reported amounts of revenues, expenses, assets and liabilities, the accompanying disclosures and the disclosure of contingent liabilities. Uncertainty about these assumptions and estimates could result in outcomes that require a material adjustment to the carrying amount of assets or liabilities affected in future periods.

Judgments

In the process of applying the Company’s accounting policies, management has made the judgments, apart from those involving estimations, which have had significant effects on the amounts recognized in the financial statements.

Operating lease commitments – Company as lessee

The Company has entered into lease agreements for office space. The Company has determined that it does not retain significant risks and rewards of ownership of these properties and so accounts for them as operating leases.

Estimates and assumptions

The key assumptions concerning the future and other key sources of estimation uncertainty at the reporting date, that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year, are described below. The Company based its assumptions and estimates on parameters available when the financial statements were prepared. Existing circumstances and assumptions about future developments may, however, change due to market changes or circumstances arising beyond the control of the Company. Such changes are reflected in the assumptions when they occur.

Asset useful lives

Critical estimates are made by the directors in determining depreciation rates for property, plant and equipment and their residual values. The depreciation rates are based on the estimated useful lives of the assets. The rates used are set out in Note 3(c) and the carrying amounts of property, plant and equipment are set in Note 14.

21

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020 (Continued)

Impairment of non-financial assets

Impairment exists when the carrying amount of an asset or cash generating unit exceeds its recoverable amount, which is the higher of its fair value less costs of disposal and its value in use. The fair value less costs of disposal calculation is based on available data from binding sales transactions, conducted at arm’s length, for similar assets or observable market prices less incremental costs for disposing of the asset. When value in use calculations are undertaken, management must estimate the expected future cash flows from the asset or cash generating unit and choose a suitable discount rate in order to calculate the present value of the cash flow.

Taxes

Uncertainties exist with respect to the interpretation of complex tax regulations, changes in tax laws, and the amount and timing of future taxable income. Given the wide range of international business relationships and the long-term nature and complexity of existing contractual agreements, differences arising between the actual results and the assumptions made, or future changes to such assumptions, could necessitate future adjustments to tax income and expense already recorded. The Company establishes provisions, based on reasonable estimates, for possible consequences of audits by the tax authorities.

The amount of such provisions is based on various factors, such as experience of previous tax audits and differing interpretations of tax regulations by the taxable entity and the responsible tax authority. Such differences of interpretation may arise on a wide variety of issues, depending on the conditions prevailing in the country.

Deferred tax assets are recognised for unused tax losses to the extent that it is probable that taxable profit will be available against which the losses can be utilised. Significant management judgement is required to determine the amount of the deferred tax assets that can be recognised, based upon the likely timing and the level of future taxable profits together with future tax planning strategies.

5.	FINANCIAL RISK MANAGEMENT

The Company has exposure to the following risks from its use of financial instruments:

-	Credit risk
-	Liquidity risk
-	Market risk

The company’s Director have overall responsibility of the establishment and oversight of the company’s risk management framework.

Credit risk

The company has established a credit policy under which each new customer is analysed individually for creditworthiness before the Company’s standard payment and delivery terms and conditions are offered.

Liquidity risk

The company’s approach to managing liquidity is to ensure, as far as possible, that it will always have sufficient liquidity to meet its liabilities when due, under both normal and stressed conditions, without incurring unacceptable losses or risking damage to the company’s reputation. All liquidity policies and procedures are subject to review and approval by the Board of Directors.

22

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2020 (Continued)

Market Risk

Market risk is the risk that changes in the market prices, such as foreign exchange rates, interest rates etc. will affect the company’s income or the value of its holdings of financial instruments. The objective of market risk management is to manage and control market risk exposures within acceptable parameters, while optimizing the return.

23

13 PROPERTY, PLANT AND EQUIPMENT

Description	Office Tools	Furniture and Equipments	Computer and Software	Total
Cost	TZS		TZS	TZS
As at 1 January 2020	443,320	41,687,751	6,200,000	48,331,071
Additions for the period	-	-	-	-
Disposals for the period	-		-	-
As at 31 December 2020	443,320	41,687,751	6,200,000	48,331,071
Depreciation				
As at 1 January 2020	73,887	6,947,959	3,100,000	10,121,845
Charge for the period	55,415	5,210,969	2,325,000	7,591,384
As at 31 December 2020	129,302	12,158,927	5,425,000	17,713,229
As at 31 December 2020	314,018	29,528,824	775,000	30,617,842
As at 31 December 2019	369,433	34,739,793	3,100,000	38,209,226

25

201701009126 (1223291-A)

BELFRICS MALAYSIA SDN. BHD.
(Incorporated in Malaysia)

REPORT AND FINANCIAL STATEMENTS
FOR THE FINANCIAL YEAR ENDED 30th JUNE, 2019

These Audited Statements of Account of the Company with *~~Qualified~~/Unqualified Auditor's Report for the year ended 30th June 2019 were tabled circulated on

31 DEC 2019

PRAVEENKUMAR VIJAYAKUMAR
(Director)

MESSRS CHENGCO PLT
LLP0017004-LCA & AF 0886

CHARTERED ACCOUNTANTS

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

CORPORATE INFORMATION

Directors	:	Praveenkumar Vijayakumar Pengiran Mohamad Hafiz Bin Ag Ahamat Fairuz Bin Omar
Company secretary	:	Oh Yee Kang (MAICSA 7066064)
Registered office	:	Unit 13A-07, Menara K1, Lorong 3/137C, Off Jalan Klang Lama, 58200 Kuala Lumpur.
Principal business address	:	B1-16-06, SOHO Suities @KLCC, Jalan Perak, 50450 Kuala Lumpur.
Auditors	:	CHENGCO PLT 201806002622 (LLP0017004-LCA) & AF: 0886 No. 8-2 & 10-2, Jalan 2/114 Kuchai Business Centre Off Jalan Klang Lama 58200 Kuala Lumpur

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

Directors

Praveenkumar Vijayakumar
Pengiran Mohamad Hafiz Bin Ag Ahamat
Fairuz Bin Omar *(Appointed on 7 June 2019)*

Directors' interests

According to the register of directors' shareholdings required to be kept under Section 59 of the Companies Act, 2016, the directors who held office at the end of financial year and their interest in the Company during the financial year were as follows:-

	Number of ordinary shares			
	At 1.7.2018	**Bought**	**Sold**	**At 30.6.2019**
Direct interests				
Praveenkumar Vijayakumar	50,000	375,000	-	425,000

Directors' benefits

Directors' remuneration

There was no directors' remuneration paid or payable during the financial year.

Other statutory information

2

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)
(Incorporated in Malaysia)

AUDITORS

....
Praveenkumar Vijayakumar
Director

....
Pengiran Mohamad Hafiz Bin Ag Ahamat
Director

Kuala Lumpur,
Date: 11 DEC 2019

4

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)
(Incorporated in Malaysia)

We, Praveenkumar Vijayakumar and Pengiran Mohamad Hafiz Bin Ag Ahamat, being two of the directors of Belfrics Malaysia Sdn. Bhd., do hereby state on behalf of the directors that in our opinion, the financial statements as set out on page 9 to 26, are drawn up in accordance with Malaysia Private Entities Reporting Standard and the requirements of the Companies Act, 2016 in Malaysia so as to give a true and fair view of the financial position of the Company as at 30 June 2019 and of the financial performance and cash flows of the Company for financial year ended on that date.

....	....
Praveenkumar Vijayakumar	**Pengiran Mohamad Hafiz Bin Ag Ahamat**
Director	Director

Kuala Lumpur,
Date: **11 DEC 2019**

STATUTORY DECLARATION
(PURSUANT TO SECTION 251(1)(b) OF THE COMPANIES ACT, 2016)

I, Praveenkumar Vijayakumar, being the director primarily responsible for the financial management of Belfrics Malaysia Sdn. Bhd., do solemnly and sincerely declare that the financial statements of the Company as set out on pages 9 to 26, are to the best of my knowledge and behalf, correct and I make this solemn declaration conscientiously believing the same to be true, and by virtue of the provisions of the Statutory Declarations Act, 1960.

Subscribed and solemnly declared at)
Puchong in the state of Selangor Darul Ehsan)
on this **11 DEC 2019**)

....
Praveenkumar Vijayakumar
Director

Before me,

PESURUHJAYA SUMPAH
No. PJS: B437
SAMUEL JOHN
A/L PONNIAH
No.Sijil Amalan Peguam: BC/S/1039
Tempoh Lantikan: 01-01-2019-31-12-2021
MALAYSIA

RAMA SAMUEL & ASSOCIATES
No. 23B, 1st Floor,
Jalan TK 1/11A, Taman Kinrara
47180 Puchong, Selangor

5

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

STATEMENT OF FINANCIAL POSITION
As at 30 June 2019

	Note	2019 RM	2018 RM
ASSETS			
Non-current asset			
Property, plant and equipment	7	44,361	49,746
Current assets			
Other receivables and deposits	8	50,466	50,466
Cash and cash equivalents	9	1,094	1,035
		51,560	51,501
TOTAL ASSETS		95,921	101,247
EQUITY			
Share capital	10	850,000	100,000
Accumulated losses		(1,094,868)	(630,023)
TOTAL EQUITY		(244,868)	(530,023)
Current liabilities			
Trade payables		102,387	700
Other payables and accruals	11	85,528	6,000
Amount due to a directors	12	152,874	624,570
		340,789	631,270
TOTAL LIABILTIES		340,789	631,270
NET CURRENT LIABILITIES		(289,229)	(579,769)
TOTAL EQUITY AND LIABILTIES		95,921	101,247

9

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

	Notes	1.7.2018 to 30.6.2019 RM	21.3.2017 (Date of incorporation) to 30.6.2018 RM
Revenue	13	-	71,295
Other operating income	14	737	76
General and administrative expenses		(465,582)	(701,394)
Loss before tax	15	(464,845)	(630,023)
Tax expense	16	-	-
Net loss for the financial year/period, representing total comprehensive loss for the financial year/period		(464,845)	(630,023)

10

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

	Share capital RM	Accumulated losses RM	Total RM
At 21 March 2017 (date of incorporation)	2	-	2
Issue of shares during the financial period (Note 10)	99,998	-	99,998
Net loss for the financial period, representing total comprehensive loss for the financial period	-	(630,023)	(630,023)
At 30 June 2018 and 1 July 2018	100,000	(630,023)	(530,023)
Issue of shares during the financial year (Note 10)	750,000	-	750,000
Net loss for the financial year, representing total comprehensive loss for the financial year	-	(464,845)	(464,845)
At 30 June 2019	850,000	(1,094,868)	(244,868)

11

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

	1.7.2018 to 30.6.2019 RM	21.3.2017 (Date of incorporation) to 30.6.2018 RM
Cash flows from operating activities		
Loss before tax	(464,845)	(630,023)
Adjustments for:		
Depreciation of property, plant and equipment	13,496	11,974
Operating loss before working capital changes	(451,349)	(618,049)
Changes in:		
Receivables	-	(50,466)
Payables	181,215	6,700
Net cash used in operating activities	(270,134)	(661,815)
Cash flow from investing activity		
Purchase of property, plant and equipment	(8,111)	(61,720)
Net cash used in investing activity	(8,111)	(61,720)
Cash flows from financing activities		
Issuance of shares	750,000	100,000
Advances (to)/from directors	(471,696)	624,570
Net cash from financing activities	278,304	724,570
Net increase in cash and cash equivalents	59	1,035
Cash and cash equivalents at beginning of financial year/period	1,035	-
Cash and cash equivalents at end of financial year/period (Note 9)	1,094	1,035

12

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

7. PROPERTY, PLANT AND EQUIPMENT

	Computer Equipment RM	Office Equipment RM	Total RM
Cost			
At 21 March 2017 (date of incorporation)	-	-	-
Additions	58,017	3,703	61,720
At 30 June 2018 and 1 July 2018	58,017	3,703	61,720
Additions	7,111	1,000	8,111
At 30 June 2019	65,128	4,703	69,831
Accumulated depreciation			
At 21 March 2017 (date of incorporation)	-	-	-
Charge for the financial period	11,603	371	11,974
At 30 June 2018 and 1 July 2018	11,603	371	11,974
Charge for the financial year	13,026	470	13,496
At 30 June 2019	24,629	841	25,470
Net carrying amount			
At 30 June 2018	46,414	3,332	49,746
At 30 June 2019	40,499	3,862	44,361

8. OTHER RECEIVABLES AND DEPOSITS

	2019 RM	2018 RM
Other receivables	41,166	41,166
Deposits	9,300	9,300
	50,466	50,466

9. CASH AND CASH EQUIVALENTS

	2019 RM	2018 RM
Cash in hand	230	-
Cash at bank	864	1,035
	1,094	1,035

23

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

10. SHARE CAPITAL

	Number of ordinary shares		2019	2018
	2019	2018	RM	RM
Issued and fully paid				
At beginning of financial year/ date of incorporation	100,000	2	100,000	2
Issuance of shares	750,000	99,998	750,000	99,998
At end of financial year/period	850,000	100,000	850,000	100,000

The issued share capital of the Company was increased to RM850,000 by an allotment of 750,000 ordinary shares of RM1 each for cash for working capital purpose. The newly issued shares rank pari passu in all respects with the previously issued shares.

11. OTHER PAYABLES AND ACCRUALS

	2019	2018
	RM	RM
Other payables	74,728	-
Accruals	10,800	6,000
	85,528	6,000

12. AMOUNT DUE TO A DIRECTOR

This amount is non-trade in nature, unsecured, interest free and repayable on demand.

13. REVENUE

	1.7.2018 to 30.6.2019	21.3.2017 (date of incorporation) to 30.6.2018
	RM	RM
Sales of goods	-	71,295

24

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

14. OTHER OPERATING INCOME

	1.7.2018 to 30.06.2019 RM	21.3.2017 (date of incorporation) to 30.06.2018 RM
Gain on foreign exchange (realised)	737	-
Interest income	-	76
	737	76

15. LOSS BEFORE TAX

	1.7.2018 to 30.6.2019 RM	21.3.2017 (date of incorporation) to 30.6.2018 RM
This is stated after charging:-		
Auditors' remuneration	4,800	6,000
Depreciation of property, plant and equipment	13,496	11,974
Loss on foreign exchange (realised)	365	-
Rental of office	37,200	17,898

25

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

16. TAX EXPENSE

(a) Major Components of Tax Expense

No provision for income tax and deferred tax is required for the Company as the Company has no chargeable income.

(b) Relationship Between Tax Expense and Accounting Loss

	1.7.2018 to 30.6.2019 RM	21.3.2017 (Date of incorporation) to 30.6.2018 RM
Loss before tax	(464,845)	(630,023)
Income tax calculated at tax rate of 17% (2018:18%)	(79,024)	(113,404)
Tax effect of expenses not deductible in determining taxable profit	-	13,261
Deferred tax assets not recognised during the financial year/period	79,024	100,143
	-	-

26

AUDITOR'S COPY

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

REPORTS AND FINANCIAL STATEMENTS FOR THE FINANCIAL PERIOD FROM 1 JULY 2020 TO 31 DECEMBER 2020

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

CORPORATE INFORMATION

Directors	:	Praveenkumar Vijayakumar Pengiran Mohamad Hafiz Bin Ag Ahamat Fairuz Bin Omar
Company secretary	:	Yap Wai Bing (MAICSA 7023640)
Registered office	:	Unit 13A-08, Menara K1 Lorong 3/137C Off Jalan Klang Lama 58200 Kuala Lumpur
Principal business address	:	B1-16-06, SOHO Suites @ KLCC Jalan Perak 50450 Kuala Lumpur
Auditors	:	CHENGCO PLT 201806002622 (LLP0017004-LCA) & AF0886 No. 8-2 & 10-2, Jalan 2/114 Kuchai Business Centre Off Jalan Klang Lama 58200 Kuala Lumpur

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

CONTENTS

CONTENTS	PAGES
Directors' report	1 - 4
Statement by directors	5
Statutory declaration	5
Independent auditors' report	6 - 9
Statements of financial position	10
Statements of comprehensive income	11
Statements of changes in equity	12
Statements of cash flows	13
Notes to the financial statements	14 - 32

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

DIRECTORS' REPORT

For the financial period from 1 July 2020 to 31 December 2020

The directors hereby present their report together with the audited financial statements of the Group and of the Company for the financial period from 1 July 2020 to 31 December 2020

Principal activities

The principal activity of the Company is to provide blockchain technology development service and trading of digital products. The principal activities of the subsidiary companies are stated in Note 9 to the financial statements. There has been no significant change in the nature of this activity during the financial period.

Results

	Group RM	Company RM
Net loss for the financial period	(233,054)	(14,385)

Dividends

Reserves and provisions

Issue of shares and debentures

Options granted over unissued shares

1

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

Directors

Praveenkumar Vijayakumar
Pengiran Mohamad Hafiz Bin Ag Ahamat
Fairuz Bin Omar

Directors' interests

According to the register of directors' shareholdings kept by the Company under Section 59 of the Companies Act, 2016, the interests of directors in office at the end of the financial period in shares in the Company during the financial period were as follows:

	Number of ordinary shares			
	At 1.7.2020	**Bought**	**Sold**	**At 31.12.2020**
Direct interest				
Praveenkumar Vijayakumar	425,000	-	-	425,000

None of the other directors holding office at 31 December 2020 has any interest in the shares and option over shares of the Company during the financial period.

Directors' benefits

Directors' remuneration

The details of directors' remuneration are set out in Note 19 to the financial statements.

Other statutory information

2

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

Auditors

....
Praveenkumar Vijayakumar
Director

....
Pengiran Mohamad Hafiz Bin Ag Ahamat
Director

Kuala Lumpur,
Date: 30 SEP 2021

4

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

We, Praveenkumar Vijayakumar and Pengiran Mohamad Hafiz Bin Ag Ahamat, being two of the directors of Belfrics Malaysia Sdn. Bhd., do hereby state on behalf of the directors that in our opinion, the financial statements as set out on pages 10 to 32, are drawn up in accordance with Malaysian Private Entities Reporting Standard and the requirements of the Companies Act, 2016 in Malaysia so as to give a true and fair view of the financial position of the Group and of the Company as at 31 December 2020 and of the results of their financial performance and their cash flows of the Group and of the Company for the financial period ended on that date.

....	....
Praveenkumar Vijayakumar	**Pengiran Mohamad Hafiz Bin Ag Ahamat**
Director	Director

Kuala Lumpur,
Date: 30 SEP 2021

STATUTORY DECLARATION
PURSUANT TO SECTION 251(1)(b) OF THE COMPANIES ACT, 2016

I, Masrinah Binti Matusin, being the officer primarily responsible for the financial management of Belfrics Malaysia Sdn. Bhd., do solemnly and sincerely declare that the financial statements of the Group and of the Company as set out on pages 10 to 32, are to the best of my knowledge and belief, correct and I make this solemn declaration conscientiously believing the same to be true, and by virtue of the provisions of the Statutory Declarations Act, 1960.

Subscribed and solemnly declared at)
~~Puchong~~ KENINGAU in the State of ~~Selangor Darul Ehsan~~ SABAH)
on this 30 SEP 2021)

....
Masrinah Binti Matusin
Officer

Before me,

PERSURUHJAYA SUMPAH
No: S135
RUSDEH BIN ARIFIN
Tempoh Lantikan :
01.01.2021 - 31.12.2023
Ground Floor, Lot 7,
Lucky Shopping Centre
89007 Keningau, Sabah.
MALAYSIA

5

CHENGCO
CHARTERED ACCOUNTANTS

INDEPENDENT AUDITORS' REPORT TO THE MEMBERS OF BELFRICS MALAYSIA SDN. BHD.

[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

Report on the Audit of the Financial Statements

Opinion

We have audited the financial statements of Belfrics Malaysia Sdn. Bhd., which comprise the statement of financial position as at 31 December 2020 of the Group and of the Company, the statements of comprehensive income, statements of changes in equity and statements of cash flows for the financial period from 1 July 2020 to 31 December 2020, and notes to the financial statements, including a summary of significant accounting policies, as set out on pages 10 to 32.

Basis of Opinion

Independence and Other Ethical Responsibilities

Material Uncertainty Related to Going Concern

We draw attention to Note 2 in the financial statements, which indicates that the Group and the Company incurred a net loss of RM233,054 and RM14,385 (2020: RM260,325 and RM19,153) during the current financial period and, as at 31 December 2020, the Group and the Company has net current liabilities amounted to RM1,027,235 and RM362,523 (2020: RM764,492 and RM354,886) and capital deficiency amounted to RM814,727 and RM278,406 (2020: RM581,673 and RM264,021). As stated in Note 2, these events or conditions, along with other matters as set forth in Note 2, indicate that a material uncertainty exists that may cast significant doubt on the Company's ability to continue as a going concern. Our opinion is not modified in respect of this matter.

6

Kuala Lumpur (HQ) • Cheras Selatan • Pandan Indah • Ipoh • Taiping • Penang • Seremban • Melaka • Batu Pahat • Johor Bahru • K.Terengganu • Sabah • Labuan

INDEPENDENT AUDITORS' REPORT TO THE MEMBERS OF BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

Other Matters

YAP PENG BOON
02118/12/2022 J
Chartered Accountant

Kuala Lumpur,
Date: 30 September 2021

9

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

STATEMENTS OF FINANCIAL POSITION
As at 31 December 2020

		Group		Company	
		31.12.2020	**30.6.2020**	**31.12.2020**	**30.6.2020**
	Notes	**RM**	**RM**	**RM**	**RM**
ASSETS					
Non-current assets					
Property, plant and equipment	7	95,784	122,532	24,117	30,865
Intangible assets	8	116,724	60,287	-	-
Investment in subsidiary companies	9	-	-	60,000	60,000
		212,508	182,819	84,117	90,865
Current assets					
Other receivables and deposits	10	104,138	95,312	50,466	50,466
Amount due from related companies	11	336,884	332,159	-	-
Cash and cash equivalents	12	35,420	27,945	-	-
		476,442	455,416	50,466	50,466
TOTAL ASSETS		688,950	638,235	134,583	141,331
EQUITY					
Share capital	13	850,000	850,000	850,000	850,000
Accumulated losses		(1,664,727)	(1,431,673)	(1,128,406)	(1,114,021)
TOTAL EQUITY		(814,727)	(581,673)	(278,406)	(264,021)
LIABILITY					
Current liabilities					
Trade payables		100,387	102,387	100,387	102,387
Other payables, accruals and deposits	14	391,899	415,669	85,867	78,467
Amount due to a director	15	1,010,744	701,852	226,735	224,498
Amount due to related companies	11	647	-	-	-
TOTAL LIABILITY		1,503,677	1,219,908	412,989	405,352
TOTAL EQUITY AND LIABILITY		688,950	638,235	134,583	141,331

10

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

STATEMENTS OF COMPREHENSIVE INCOME
For the financial period from 1 July 2020 to 31 December 2020
(With comparative figures from 1 July 2019 to 30 June 2020)

		Group		Company	
		1.7.2020 to 31.12.2020	1.7.2019 to 30.6.2020	1.7.2020 to 31.12.2020	1.7.2019 to 30.6.2020
	Notes	RM	RM	RM	RM
Revenue	16	410,265	493,563	-	-
Cost of sales		(155,646)	(369,278)	-	-
Gross profit		254,619	124,285	-	-
General and administration expenses		(487,673)	(384,610)	(14,385)	(19,153)
Loss before tax	17	(233,054)	(260,325)	(14,385)	(19,153)
Tax expense	18	-	-	-	-
Net loss for the financial period/year, representing total comprehensive loss for the financial period/year		(233,054)	(260,325)	(14,385)	(19,153)

11

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

STATEMENTS OF CHANGES IN EQUITY

For the financial period from 1 July 2020 to 31 December 2020
(With comparative figures from 1 July 2019 to 30 June 2020)

	Share capital RM	Accumulated losses RM	Total RM
Group			
At 1 July 2019	850,000	(1,171,348)	(321,348)
Net loss for the financial year, representing total comprehensive loss for the financial year	-	(260,325)	(260,325)
At 30 June 2020 and 1 July 2020	850,000	(1,431,673)	(581,673)
Net loss for the financial period, representing total comprehensive loss for the financial period	-	(233,054)	(233,054)
At 31 December 2020	850,000	(1,664,727)	(814,727)
Company			
At 1 July 2019	850,000	(1,094,868)	(244,868)
Net loss for the financial year, representing total comprehensive loss for the financial year	-	(19,153)	(19,153)
At 30 June 2020 and 1 July 2020	850,000	(1,114,021)	(264,021)
Net loss for the financial period, representing total comprehensive loss for the financial period	-	(14,385)	(14,385)
At 31 December 2020	850,000	(1,128,406)	(278,406)

12

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

	Group		Company	
	31.12.2020	**30.6.2020**	**31.12.2020**	**30.6.2020**
	RM	**RM**	**RM**	**RM**
Cash flows from operating activities				
Loss before tax	(233,054)	(260,325)	(14,385)	(19,153)
Adjustments for:				
Depreciation of property, plant and equipment	26,748	21,829	6,748	13,496
Loss on foreign exchange (unrealised)	3,609	-	-	-
Operating loss before working capital changes	(202,697)	(238,496)	(7,637)	(5,657)
Changes in:				
Other receivables and deposits	(8,826)	(44,846)	-	-
Trade payables	(2,000)	-	(2,000)	-
Other payables, accruals and deposits received	(23,770)	330,141	7,400	(7,061)
Net cash (used in)/from operating activities	(237,293)	46,799	(2,237)	(12,718)
Cash flows from investing activities				
Purchase of property, plant and equipment	-	(100,000)	-	-
Purchase of intangible assets	(60,175)	(60,287)	-	-
Interest received	-	-	-	-
Net cash used in investing activities	(60,175)	(160,287)	-	-
Cash flows from financing activities				
Advances to related companies	(4,078)	(332,159)	-	-
Financing from a director	308,892	472,498	2,237	11,624
Net cash from financing activities	304,814	140,339	2,237	11,624
Net increase/(decrease) in cash and cash equivalents	7,346	26,851	-	(1,094)
Effects on exchange rate on cash and cash equivalents	129	-		
Cash and cash equivalents at beginning of financial year/period	27,945	1,094	-	1,094
Cash and cash equivalents at end of financial year/period (Note 12)	35,420	27,945	-	-

13

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS
For the financial period from 1 July 2020 to 31 December 2020

1. General information

The principal activity of the Company is to provide blockchain technology development services and trading of digital products. The principal activities of the subsidiary companies are stated in Note 8 to the financial statements. The principal place of business of the Company is located at B1-16-06, SOHO Suites @ KLCC, Jalan Perak, 50450 Kuala Lumpur.

The financial statements are expressed in Ringgit Malaysia ("RM").

2. Going concern

The Group and the Company incurred a net loss of RM233,054 and RM14,385 (2020: RM260,325 and RM19,153) during the current financial period and, as at 31 December 2020, the Group and the Company has net current liabilities amounted to RM1,027,235 and RM362,523 (2020: RM764,492 and RM354,886) and capital deficiency amounted to RM814,727 and RM278,406 (2020: RM581,673 and RM264,021). These factors indicate the existence of material uncertainty which may cast significant doubt on the ability of the Group to continue as a going concern. The validity of the going concern assumption on which these financial statements are prepared depends on the continuous financial support from the shareholders and ability of the Group to achieve future profitable operations and cash flows to meet its liabilities and when they fall due. The financial statements of the Group have been prepared on a going concern basis and do not include any adjustments relating to the amounts and classification of assets and liabilities that might be necessary should the Group be unable to continue as a going concern.

4. Basis of preparation of financial statements

14

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS
For the financial period from 1 July 2020 to 31 December 2020

5. Significant accounting policies

5.1 Business combinations and consolidation

(i) Business combinations

The Group applies the acquisition method to account for all combinations. If the acquisition of an asset or a group of assets does not constitute a business, it is accounted for as an acquisition.

The Group identifies the acquisition date of business combination as the date on which the Group obtains control of an acquiree. Control is obtained when the group commences to have the power to direct financial and operating policy decisions of the investee so as to obtain benefits from its activities. This may require fulfilment of precedent conditions, such as completion of due diligence audit, and shareholders' approvals if they are specified in a sale and purchase agreement.

As of the acquisition date, the Group recognises, separately from goodwill, the identifiable assets acquired (including identifiable intangible assets), the liabilities assume (including contingent liabilities) and any non-controlling interest in the acquiree. The identifiable assets acquired and liabilities assumed are measured at their acquisition-date fair values, except for those permitted or required to be measured on other bases by assets, excluding goodwill.

The cost of a business combination is measured at fair value, calculated as the sum of the acquisition-date fair value of assets transferred (including contingent consideration), the liabilities incurred to former owners of the acquiree and the equity instruments issued by the Group. Expenses incurred in connection with a business combination are capitalised in the cost of business combination.

The cost of business combination is allocated to the share of net assets acquired to determine the initial amount of goodwill on combination. In a business combination achieved in stages (including acquisition of a former joint venture), the cost of each exchange transaction is compared with the share of net assets to determine the goodwill of each exchange transaction on a step-by-step basis. Any increase in equity interest in an investee after acquisition date is accounted as an equity transaction between the parent and the non-controlling interest and the effect is adjusted directly in equity.

If the initial accounting for a business combination is not complete by the end of the reporting period in which the combination occurs, the Group uses provisional fair value amounts for the items for which the accounting is incomplete. The provisional amounts are adjusted to reflect new information obtained about fact and circumstances that existed as of the acquisition date, including additional assets or liabilities in the measurement period. The measurement period for completion of the initial accounting ends after one year from the acquisition date.

15

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS
For the financial period from 1 July 2020 to 31 December 2020

5. Significant accounting policies (cont'd)

5.1 Business combinations and consolidation (cont'd)

(ii) Subsidiaries and basis of consolidation

The Group recognises a subsidiary based on the criterion of control. A subsidiary is an entity (including special purpose entities) over which the Group has the power to govern the financial and operating policy decision of the investee so as to obtain benefits from its activities. In circumstances when the voting rights are not more than half or when voting right are not dominant determinant of control, the Group uses judgements to assess whether it has de facto control, control by other arrangements (including control of special purpose entities), or by holding substantive potential voting right.

The financial statements of the parents Company and all its subsidiaries used in the preparation of the consolidated financial statement are prepared as of the same reporting date of 31 December 2020.

The consolidated financial statements are prepared using uniform accounting policies for like transaction, other events conditions in similar circumstances.

The carrying amount of investment in each subsidiary of a parent in the Group is eliminated against the parent's portion of equity in each subsidiary. The consolidated financial statements combine like items of assets, liabilities, equity, income, expenses and cash flows of the Company and all its subsidiaries. The results of subsidiaries acquired or disposed of during the year are included in the consolidated statement of comprehensive income from the effective date acquisition (which is the date the Group assumes control of an investee) or up effective date of disposal (which is the date the Group ceases to have control of an investee).

All intra-group balance and transactions are eliminated in full on consolidation. Unrealised profits or losses arising from intra-group transactions are also eliminated in full on consolidation, except when an unrealised loss is an impairment loss.

When the Group ceases to control a subsidiary, the difference between the proceeds from the disposal of the subsidiary and its carrying amount at the date that control is lost is recognised in profit or loss in the statements of comprehensive income as a gain or loss on disposal of the subsidiary. The cumulative amount of any exchange differences that relate to a foreign subsidiary recognised in other comprehensive income is not reclassified to profit or loss on disposal of the subsidiary. If the Group retains an equity interest in the former subsidiary, it is accounted for as a financial asset (provided it does not become an associate or a joint venture). The carrying amount of the investment retained at the date that the entity ceases to be a subsidiary is regarded as the cost on initial measurement of the financial asset.

Any decrease in equity stake in a subsidiary that does not result in loss of control is accounted for as an equity transaction and the financial effect is adjusted directly in the consolidated statement of change in equity.

16

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS
For the financial period from 1 July 2020 to 31 December 2020

5. Significant accounting policies (cont'd)

5.2 Separate financial statements

In the separate financial statements of the Company, investments in subsidiary are measured at cost less any accumulated impairment losses. Cost at initial recognition comprises cash, and fair values of other consideration transferred and liabilities assumed, and it includes acquisition-related expenses. Dividend declared by an investee is recognised as income when the Company's right to receive dividend has been established, which is generally the date dividend is appropriately authorised by the investee.

5.3 Property, plant and equipment

	Method	Useful life (years)
Computer equipment	Straight line	5
Office equipment	Straight line	10
Computer software	Straight line	5

17

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS
For the financial period from 1 July 2020 to 31 December 2020

5. Significant accounting policies (cont'd)

5.8 Tax assets and liabilities (cont'd)

5.9 Finance and operating leases

The Group and the Company recognises a lease whenever there is an agreement, whether explicitly stated as a lease or otherwise, whereby the lessor conveys to the lessee in return for a payment or series of payments the right to use an asset for an agreed period of time. A lease is classified as a finance lease if it transfers substantially all the risks and rewards incidental to ownership. Title may or may not eventually be transferred. All other leases that do not meet this criterion are classified as operating leases.

Lessee accounting

The Group and the Company capitalises the underlying leased asset and the related lease liability in a finance lease. The amount recognised at the commencement date is the fair value of the underlying leased asset or, if lower, the present value of the minimum leased payments, each determined at the inception of the lease. The discount rate used in calculating the present value of the minimum lease payments is the interest rate implicit in the lease, if this is practicable to determine; if not, the lessee's incremental borrowing rate is used. Any initial direct costs of the lease are added to the amount recognised as an asset.

Minimum lease payments are apportioned between the finance charge and reduction of the outstanding liability. The finance charge is allocated to each period during the lease term so as to produce a constant periodic rate of interest on the remaining balance of the liability. Contingent rents are charged as expenses in the periods in which they are incurred.

23

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS
For the financial period from 1 July 2020 to 31 December 2020

5. Significant accounting policies (cont'd)

5.9 Finance and operating leases (cont'd)

Lessee accounting (cont'd)

Capitalised leased assets are classified by nature and accounted for in accordance with applicable Standards in MPERS. If there is no reasonable certainty that the lessee will obtain ownership by the end the lease term, the asset is depreciated over the shorter of the lease term and its useful life.

Operating Leases

The Group and the Company does not capitalise the underlying leased asset or recognised a lease liability in an operating lease. Instead, lease payments under an operating lease are recognised as an expense on the straight-line basis over the lease term unless another systematic basis is more representative of the time pattern of the user's benefit.

5.10 Revenue recognition and measurement

5.11 Cash and cash equivalents

Cash and cash equivalents consist of cash in hand, bank balances which have an insignificant risk of changes in fair value that are used by the Group and the Company in the management of their short term commitments.

5.12 Employee benefits

(a) *Short-term employee benefits*

24

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS
For the financial period from 1 July 2020 to 31 December 2020

7. Property, plant and equipment

Group	Computer software RM	Computer equipment RM	Office equipment RM	Total RM
Cost				
At 1 July 2019	-	65,128	4,703	69,831
Addition	100,000	-	-	100,000
At 30 June 2020, 1 July 2020 and 31 December 2020	100,000	65,128	4,703	169,831
Accumulated depreciation				
At 1 July 2019	-	24,629	841	25,470
Charge for the financial year	8,333	13,026	470	21,829
At 30 June 2020 and 1 July 2020	8,333	37,655	1,311	47,299
Charge for the financial period	20,000	6,513	235	26,748
At 31 December 2020	28,333	44,168	1,546	74,047
Net carrying amount				
At 30 June 2020	91,667	27,473	3,392	122,532
At 31 December 2020	71,667	20,960	3,157	95,784

Company	Computer equipment RM	Office equipment RM	Total RM
Cost			
At 1 July 2019, 30 June 2020, 1 July 2020 and 31 December 2020	65,128	4,703	69,831
Accumulated depreciation			
At 1 July 2019	24,629	841	25,470
Charge for the financial year	13,026	470	13,496
At 30 June 2020 and 1 July 2020	37,655	1,311	38,966
Charge for the financial period	6,513	235	6,748
At 31 December 2020	44,168	1,546	45,714
Net carrying amount			
At 30 June 2020	27,473	3,392	30,865
At 31 December 2020	20,960	3,157	24,117

27

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS
For the financial period from 1 July 2020 to 31 December 2020

8. Intangible assets

	Group	
	31.12.2020 RM	30.6.2020 RM
Cryptocurrencies	116,724	60,287
At beginning of the financial year	60,287	60,287
Additions	60,175	-
Effect on foreign exchage	(3,738)	-
At end of financial year	116,724	60,287

9. Investment in subsidiaries

	Company	
	31.12.2020 RM	30.6.2020 RM
Unquoted shares, at cost		
At beginning/end of financial period/year	60,000	60,000

Details of the subsidiary companies are as follows:

Name of companies	Principal activities	Country of incorporation	Group's effective equity interest 31.12.2020	Group's effective equity interest 30.6.2020
Belfricsbt Sdn. Bhd.	Information technology services and related activities	Malaysia	100%	100%
Incrypts Sdn. Bhd.	Dormant	Malaysia	100%	100%

All the subsidiary companies are audited by CHENGCO PLT.

28

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS
For the financial period from 1 July 2020 to 31 December 2020

10. Other receivables and deposits

	Group		Company	
	31.12.2020	30.6.2020	31.12.2020	30.6.2020
	RM	RM	RM	RM
Other receivables	41,166	41,166	41,166	41,166
Deposits	62,972	54,146	9,300	9,300
	104,138	95,312	50,466	50,466

11. Amount due from/(to) related companies

Amount due from/(to) related companies is non-trade in nature, unsecured, interest-free and recoverable/(repayable) on demand.

12. Cash and cash equivalents

	Group		Company	
	31.12.2020	30.6.2020	31.12.2020	30.6.2020
	RM	RM	RM	RM
Cash at bank	31,420	3,945	-	-
Cash in hand	4,000	24,000	-	-
	35,420	27,945	-	-

13. Share capital

	Group and Company			
	Number of ordinary shares		31.12.2020	30.6.2020
	31.12.2020	30.6.2020	RM	RM
Issued and fully paid	850,000	850,000	850,000	850,000

29

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS
For the financial period from 1 July 2020 to 31 December 2020

14. Other payables, accruals and deposits received

	Group		Company	
	31.12.2020	**30.6.2020**	**31.12.2020**	**30.6.2020**
	RM	**RM**	**RM**	**RM**
Other payables	99,947	93,075	79,667	76,267
Accruals	29,322	22,594	6,200	2,200
Deposits received	262,630	300,000	-	-
	391,899	415,669	85,867	78,467

15. Amount due to a director

Amount due to a director is non-trade in nature, unsecured, interest-free and repayable on demand.

16. Revenue

17. Loss before tax

	Group		Company	
	1.7.2020 to 31.12.2020	**1.7.2019 to 30.6.2020**	**1.7.2020 to 31.12.2020**	**1.7.2019 to 30.6.2020**
	RM	**RM**	**RM**	**RM**
Loss before tax is derived after charging:				
Auditors' remuneration	9,000	7,200	4,000	2,200
Depreciation of property, plant and equipment (Note 7)	26,748	21,829	6,748	13,496
Loss on foreign exchage (unrealised)	3,609	-	-	-
EIS contribution	117	198	-	-
EPF contribution	6,863	11,147	-	-

30

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS
For the financial period from 1 July 2020 to 31 December 2020

18. Tax expense

(a) *Major components of tax expense*

No provision for current tax expense has been made for the financial period as the Group and the Company has no chargeable income.

(b) *Relationship between tax expense and accounting profit/(loss)*

	Group		**Company**	
	1.7.2020 to 31.12.2020 RM	**1.7.2019 to 30.6.2020 RM**	**1.7.2020 to 31.12.2020 RM**	**1.7.2019 to 30.6.2020 RM**
Profit/(Loss) before tax	(233,054)	(260,325)	(14,385)	(19,153)
Income tax calculated at tax rate of 17%	(39,619)	(44,255)	(2,445)	(3,256)
Tax effect of expenses not deductible for tax purposes	39,619	44,255	2,445	3,256
	-	-	-	-

19. Related party disclosure

Key management personnel compensation

	Group		**Company**	
	31.12.2020 RM	**30.6.2020 RM**	**31.12.2020 RM**	**30.6.2020 RM**
Directors' salaries	100,000	14,300	-	-

31

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126 (1223291-A)]
(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS
For the financial period from 1 July 2020 to 31 December 2020

20. Categories of financial instruments

	Group		Company	
	31.12.2020	**30.6.2020**	**31.12.2020**	**30.6.2020**
	RM	**RM**	**RM**	**RM**
Financial assets				
Measured at amortised costs				
Other receivables and deposits	104,138	95,312	50,466	50,466
Amount due from related companies	336,884	332,159	-	-
Cash and cash equivalents	35,420	27,945	-	-
	476,442	455,416	50,466	50,466
Financial liabilities				
Measured at amortised costs				
Trade payables	100,387	102,387	100,387	102,387
Other payables and deposits	362,577	393,075	79,667	76,267
Amount due to a director	1,010,744	701,852	226,735	224,498
Amount due to related companies	647	-	-	-
	1,474,355	1,197,314	406,789	403,152

21. Significant events during the reporting period

32

BELFRICS MALAYSIA SDN. BHD.
[Company No.: 201701009126-1223291-A)]
(Incorporated in Malaysia)

DETAILED STATEMENT OF COMPREHENSIVE INCOME
For the financial period from 1 July 2020 to 31 December 2020
(With comparative figures from 1 July 2019 to 30 June 2020)

	1.7.2020 to 31.12.2020 RM	1.7.2019 to 30.6.2020 RM
REVENUE	-	-
LESS:		
GENERAL AND ADMINISTRATION EXPENSES		
Auditors' remuneration	4,000	2,200
Bank charges	-	1,918
Depreciation of property, plant and equipment	6,748	13,496
Professional fees	2,237	-
Secretarial fees	1,400	1,539
	14,385	19,153
LOSS BEFORE TAX	(14,385)	(19,153)

BELFRICS NIGERIA PVT LIMITED

Financial Statements — 31 December 2019

Together with Directors’ and Auditors’ Reports

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2019

Together with Directors’ and Auditors’ Reports

Legal and Administrative details

Board of Directors:	Appointed

●	Vijayankumar Praveenkumar	Chairman
●	Oyeniyi Chris Ayodeji	Director
●	Ukachukwu Jeremiah	Director
●	Evoh Victor	Director
●	Okoro Nkiruka	Director

Company Secretary:	A & E Law Partnership
1st Floor UACN Building, Central Business District
Abuja - FCT

Incorporation Number:	RC: 1471641

Date of incorporation:	15th Feb 2018

Date of Commencement:	1st March 2018

Constitution:	Limited Liability Company

Registered Office:	10, Mustapha Akande Close 69 Road, Gwarimpa Estate Abuja, FCT

Auditors:	Logic Professional Services (Chartered Accountants) Rear wing, 4th Floor
17/19, Allen Avenue Ikeja, Lagos

1

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2019

Together with Directors’ and Auditors’ Reports

Financial Highlights

		2018
	2019	(10 months from Inception)
	~~N~~	~~N~~
Revenue	133,355.07	1,870,332.00
Other Income	-	107,400.00
Operating Expenses	10,864,879.2	32,269,893.00
EBITDA	(10,731,524.1)	(30,292,161.00)
Profit before Income Tax	(11,775,719.2)	(32,022,343.00)
Profit After Tax	(11,775,719.2)	(32,022,343.00)
EPS	(0.59)	(1.60)
Declared Dividend	-
Share Capital	20,000,000.00	20,000,000.00
Total Equity	3,955,634.70	9,307,932.00

In the year ending 31 December 2019, with comparable year 2018 figures.

2

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2019

Together with Directors’ and Auditors’ Reports

Directors’ Report

For the period ended 31 December 2019

The directors present their ten months report on affairs of the Company, together with the financial statements and auditors’ report for the period ended 31 December 2019.

Principal Activity and Business Review

The principal activity of the Company continues to be fintech operations with specialization in blockchain technology, offering services as online financial advisers, as a broker and foreign exchange services.

Turnover was ~~N~~133,355 for the period ended 31 December 2019 while Profit/ (loss) before tax was (~~N~~11,775,719). During the period, the Company generated income from its sole business activities.

Operating Results

The following is a summary of the Company’s operating results and retained earnings:

	2019 ~~N~~	2018 ~~N~~
RETAINED EARNINGS, beginning of period	(32,0022,343)	-

Profit/(loss) for the year	(11,775,719)	(32,022,343)

RETAINED EARNINGS, end of period	(43,798,062)	(32,022,343)

Directors and Their Interests

The directors who served during the period, together with their interests in the shares of the Company as at 31 December 2019 were as follows:

	Date appointed	Number of Ordinary shares of ~~N~~1.00 each
Mr. Vijayankumar Praveenkumar	14th February 2018	16,000,000
Mr. Chris Oyeniyi	14th February 2018	-
Mr. Ukachukwu Jeremiah	14th February 2018	-
Mr. Evoh Victor	14th February 2018	-
Mrs. Okoro Nkiruka	14th February 2018	-

The directors not allotted shares in the Company as at 31 December 2019 do not have a diluting effect on the current shareholding structure of the Company as at year-ending 31st December 2019.

3

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2019

Together with Directors’ and Auditors’ Reports

In accordance with Section 277 of the Companies and Allied Matters Act, 1990, none of the directors has notified the Company of any declarable interests in contracts with the Company.

Analysis of Shareholding Structure

Shareholder	Position	No. of Shares held as at 31st Dec. 2019
Vijayankumar Praveenkumar	Chairman	16,000,000
Kannankattu Mangalatu	Ordinary Shareholder	6,000,000
Chris Oyeniyi	Executive Director	-
Ukachukwu Jeremiah	Executive Director	-
Evoh Victor	Executive Director	-
Okoro Nkiruka	Executive Director	-

TOTAL		22,000,000

Fixed Assets

The Company had fixed assets as at the year end.

Charitable Contributions

The Company made no charitable contributions and gifts to any charitable institutions and organisations during the year. No donation was made to political parties.

Employment of Disabled Persons

The Company has no disabled persons in its employment. However, applications for employment by disabled persons will be fully considered bearing in mind the respective aptitudes and abilities of the applicants concerned. In the event of members of staff becoming disabled, every effort will be made to ensure that their employment with the Company continues and that appropriate training is arranged. It is the policy of the Company that the training, career development and promotion of disabled persons should, as far as possible, be identical with that of other employees.

Employee Consultation and Training

The Company places considerable value on the involvement of its employees and has continued its practice of keeping them informed on matters affecting them as employees and on the various factors affecting the performance of the Company. The Company has in-house training sessions when and where necessary with additional facilities from educational institutions for the training of its employees.

Health, Safety and Welfare at Work

The Company places a high premium on the health, safety and welfare of its employees in their place of work. Medical facilities are provided for employees at the Company’s expense up to stated limits.

Post Balance Sheet Events

There are no post balance sheet events which could have had a material effect on the state of affairs of the Company as at 31 December 2019 and profit for the year ended on that date, that have not been adequately provided for.

Auditors

In accordance with Section 357(2) of the Companies and Allied Matters Act, 1990, the auditors, Logic Professional Services were appointed and have expressed their interest and will continue in office as Auditors of the Company.

4

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2019

Together with Directors’ and Auditors’ Reports

Statement of Director’s Responsibilities

For the preparation and approval of the Financial Statements

The Directors of Belfrics Nigeria Pvt Limited are responsible for the preparation of the financial statements that give a true and fair view of the financial position of the Company as at 31 December 2019, and the results of its operations, cash flows and changes in equity for the year ended, in compliance with International Financial Reporting Standards (“IFRS”) and in the manner required by the Companies and Allied Matters Act of Nigeria, the Financial Reporting Council of Nigeria Act, 2011.

In preparing the financial statements, the Directors are responsible for:

●	properly selecting and applying accounting policies;
●	presenting information, including accounting policies, in a manner that provides relevant, reliable, comparable and understandable information;
●	providing additional disclosures when compliance with the specific requirements in IFRSs are insufficient to enable users to understand the impact of particular transactions, other events and conditions on the Company’s financial position and financial performance; and
●	making an assessment of the Company’s ability to continue as a going concern.

The Directors are responsible for:

●	designing, implementing and maintaining an effective and sound system of internal controls throughout the Company;
●	maintaining adequate accounting records that are sufficient to show and explain the Company’s transactions and disclose with reasonable accuracy at any time the financial position of the Company, and which enable them to ensure that the financial statements of the Company comply with IFRS;
●	maintaining statutory accounting records in compliance with the legislation of Nigeria and IFRS;
●	taking such steps as are reasonably available to them to safeguard the assets of the Company; and preventing and detecting fraud and other irregularities.

Going Concern:

The Directors have made an assessment of the Company’s ability to continue as a going concern and have no reason to believe the Company will not remain a going concern in the year ahead.

The financial statements of the Company for the year ended 31 December 2019 were approved by directors on 7 July, 2020

5

INDEPENDENT AUDITOR’S REPORT

To the Members of Belfrics Nigeria Pvt Limited

Report on the Financial Statements

We have audited the accompanying financial statements of Belfrics Nigeria Pvt Limited (“the Company”), which comprise the balance sheets as at 31 December 2019, the profit and loss accounts, statement of cash flows and statement of changes in equity for the period then ended, the statement of accounting policies and the notes to the financial statements as set out on pages 8 to 18.

Directors’ Responsibility for the Financial Statements

The directors are responsible for the preparation and fair presentation of these financial statements in accordance with Statements of Accounting Standards applicable in Nigeria and in the manner required by the Companies and Allied Matters Act of Nigeria. This responsibility includes: designing, implementing and maintaining internal controls relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error; selecting and applying appropriate accounting policies; and making accounting estimates that are reasonable in the circumstances.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with International Standards on Auditing. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by the directors, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, these financial statements give a true and fair view of the financial position of Belfrics Nigeria Pvt Limited (“the Company”) as at 31 December 2019, and of the Company’s financial performance and cash flows for the period then ended in accordance with Statements of Accounting Standards applicable in Nigeria and in the manner required by the Companies and Allied Matters Act of Nigeria.

6

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2019

Together with Directors’ and Auditors’ Reports

Statement of Significant Accounting Policies

These financial statements have been prepared in accordance with the International Financial Reporting Standard for Small and Medium-sized Entities issued by the International Accounting Standards Board. They are presented in the currency units of Nigeria. A summary of the significant accounting policies, all of which have been applied consistently throughout the current and preceding year, is set out below:

(a)	Basis of Accounting

The financial statements are prepared under the historical cost convention.

(b)	Revenue

Revenue is commission based, and is recognized when the related services have been rendered. Any unearned revenues are deferred and amortized to the income statement over the period to which it relates. Also, Revenue is measured at the fair value of the consideration received or receivable, net of discounts and sales-related taxes collected on behalf of the government of Nigeria.

(c)	Fixed Assets

Items of property, plant and equipment are measured at cost less accumulated depreciation and any accumulated impairment losses. Depreciation is charged so as to allocate the cost of assets less their residual values over their estimated useful lives, using the straight-line method. The following rates are used for the depreciation of property, plant and equipment:

%
Furniture & Fittings	25
Office equipments	25
Motor vehicles	25
Computer Software	50

If there is an indication that there has been a significant change in depreciation rate, useful life or residual value of an asset, the depreciation of that asset is revised accordingly to reflect the new expectations.

(d)	Intangible Assets

Intangible assets are stated at cost less accumulated amortization and any accumulated impairment losses. It is amortized over its estimated life of five years using the straight-line method. If there is an indication that there has been a significant change in amortization rate, useful life or residual value of an intangible asset, the amortization is revised accordingly to reflect the new expectations.

(e)	Inventories

The company does not deal in inventory and holds no form of inventory as its entire operations is service based.

(f)	Impairment of Assets

At each reporting date, property, plant and equipment and intangible assets are reviewed to determine whether there is any indication that those assets have suffered an impairment loss. If there is an indication of possible impairment, the recoverable amount of any affected asset (or group of related assets) is estimated and compared with its carrying amount. If the estimated recoverable amount is lower, the carrying amount is reduced to its estimated recoverable amount, and an impairment loss is recognized immediately in profit or loss.

7

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2019

Together with Directors’ and Auditors’ Reports

Similarly, at each reporting date, inventories are assessed for impairment by comparing the carrying amount of each item of inventory (or group of similar items) with its selling price less costs to complete and sell. If an item of inventory (or group of similar items) is impaired, its carrying amount is reduced to selling price less costs to complete and sell, and an impairment loss is recognized immediately in profit or loss.

If an impairment loss subsequently reverses, the carrying amount of the asset (or group of related assets) is increased to the revised estimate of its recoverable amount (selling price less costs to complete and sell, in the case of inventories), but not in excess of the amount that would have been determined had no impairment loss been recognized for the asset (or group of related assets) in prior years. A reversal of an impairment loss is recognized immediately in profit or loss.

(g)	Leases

Leases are classified as finance leases whenever the terms of the lease transfer substantially all the risks and rewards of ownership of the leased asset to the company. All other leases are classified as operating leases.

Rights to assets held under finance leases are recognized as assets of the company at the fair value of the leased property (or, if lower, the present value of minimum lease payments) at the inception of the lease. The corresponding liability to the lessor is included in the statement of financial position as a finance lease obligation. Lease payments are apportioned between finance charges and reduction of the lease obligation so as to achieve a constant rate of interest on the remaining balance of the liability. Finance charges are deducted in measuring profit or loss. Assets held under finance leases are included in property, plant and equipment, and depreciated and assessed for impairment losses in the same way as owned assets.

Rentals payable under operating leases are charged to profit or loss on a straight-line basis over the term of the lease.

(h)	Trade and Other Receivables

Most sales are made on cash & carry and few on the basis of normal credit terms, and the receivables do not bear interest. Where credit is extended beyond normal credit terms, receivables are measured at amortized cost using the effective interest method. At the end of each reporting period, the carrying amounts of trade and other receivables are reviewed to determine whether there is any objective evidence that the amounts are not recoverable. If so, an impairment loss is recognized immediately in profit or loss.

(i)	Trade Payables

Trade payables are obligations on the basis of normal credit terms and do not bear interest, essentially the fiat currency balances in each individual client account or the fiat valuation of the currencies held at the end of the period.

(j)	Taxation

Income tax payable is provided on taxable profits at the current rate.

Deferred tax is recognized on differences between the carrying amounts of assets and liabilities in the financial statements and their corresponding tax bases (known as temporary differences). Deferred tax liabilities are recognized for all temporary differences that are expected to increase taxable profit in the future. Deferred tax assets are recognized for all temporary differences that are expected to reduce taxable profit in the future, and any unused tax losses or unused tax credits. Deferred tax assets are measured at the highest amount that, on the basis of current or estimated future taxable profit, is more likely than not to be recovered. The net carrying amount of deferred tax assets is reviewed at each reporting date and is adjusted to reflect the current assessment of future taxable profits. Any adjustments are recognized in profit or loss.

Deferred tax is calculated at the tax rates that are expected to apply to the taxable profit (tax loss) of the periods in which it expects the deferred tax asset to be realized or the deferred tax liability to be settled, on the basis of tax rates that have been enacted or substantively enacted by the end of the reporting period.

(k)	Cash at Bank and in hand

For the purpose of reporting cash flows, cash at bank and in hand includes cash on hand and cash balances with banks

(l)	Borrowing costs, Bank Loans and Overdrafts

All borrowing costs are recognized in profit or loss in the period in which they are incurred. Interest expenses are recognized on the basis of the effective interest method and are included in finance costs.

8

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2019

Together with Directors’ and Auditors’ Reports

Statement of Comprehensive Income for the period ended 31 December 2019

	Notes	2019 ~~N~~	2018 ~~N~~
Revenue – (Brokerage commissions)	1	133,355.07	1,870,332.00
Other income		-	107,400.00
Total Revenue		133,355.07	1,977,732.00
Operating expenses	2	(10,864,879.18)	(32,269,893.00)
Depreciation		(1,015,765.75)	(1,591,078.00)
Finance Costs		(28,429.34)	(139,104.00)
Profit/(loss) before tax	3	(11,775,719.20)	(32,022,343.00)
Provision for Tax	4	-	-
Profit/ (Loss) for the year		(11,775,719.20)	(32,022,343.00)
Retained earnings at start of the year		(32,022,343.00)	-
Retained Earnings End of Period		(43,798,062.20)	(32,022,343.00)
Earnings per share	5	(0.59)	(1.60)

The statement of significant accounting policies on page 8 and the accompanying notes on pages 15 to 18 form an integral part of this Statement of Comprehensive Income.

9

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2019

Together with Directors’ and Auditors’ Reports

Statement of financial position as at 31 December 2019

	Notes	2019 ~~N~~	2018 ~~N~~
Non-Current Assets
Office Equipment	10	2,119,543.75	2,516,461.00
Furniture & Fittings		2,770,458.50	3,289,271.00
Computer Software		-	100,035.00
		4,890,002.25	5,905,767.00
Current assets
Trade and other receivables	7	-	107,400.00
Prepayments	7(a)	-	3,450,000.00
Cash and cash equivalents	6	1,642.94	2,022,907.00
		1,642.94	5,580,307.00
TOTAL ASSETS		4,891,645.19	11,486,074.00
EQUITY & LIABILITIES
Equity
Share Capital	9(a)	20,000,000.00	20,000,000.00
Deposit for shares	9(b)	27,753,696.92	21,330,275.00
Retained earnings		(43,798,062.20)	(32,022,343.00)
TOTAL EQUITY		3,955,634.72	9,307,932.00
Current liabilities
Trade & Other Payables	8	507,890.47	1,399,743.00
Tax Payable	8(a)	428,120.00	778,400.00
		936,010.47	2,178,143.00
TOTAL LIABILITIES		936,010.47	2,178,143.00
TOTAL EQUITY & LIABILITIES		4,891,645.19	11,486,074.00

10

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2019

Together with Directors’ and Auditors’ Reports

11

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2019

Together with Directors’ and Auditors’ Reports

Attributable to equity holders of the company

	Share Capital	Deposit for Shares	Retained Earnings	Total Equity
Opening balance:
Issue of ordinary shares of N1/share	20,000,000.00	21,330,275.00	(32,022,343.00)	9,307,932.00

Profit for the year
Profit or loss			(11,775,719.20)	(11,775,719.20)
Transactions recorded directly in equity
Additional Capital invested by the Director		6,423,421.92		6,423,421.92
Balance as at 31st December 2019	20,000,000.00	27,753,696.92	(43,798,062.20)	3,955,634.72

12

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2019

Together with Directors’ and Auditors’ Reports

Statement of Cash Flows for the year ended 31 December 2019

	Notes	2019 ~~N~~	2018 ~~N~~
Cash flows from operating activities
Profit / (Loss) for the year		(11,775,719.20)	(32,022,343.00)
- Finance costs		28,429.34	139,104.00
Adjustments for non-cash income and expenses:
- Depreciation		915,730.75	1,520,113.00
- Amortization		100,035.00	70,965.00
Changes in operating assets and liabilities:
- Decrease / (Increase) in trade and other receivables		107,400.00	(107,400.00)
- Increase / (Decrease) in trade and other payables		(1,242,132.53)	1,399,743.00
Cash generated from operations		(11,866,256.64)	(28,999,818.00)
Income tax paid		-	-
Net cash from operating activities		(11,866,256.64)	(28,999,818.00)
Cash flows from investing activities
Purchases of property, plant & equipment		-	(7,325,846.00)
Purchases of intangible assets		-	(171,000.00)
Net cash used in investing activities			(7,496,846.00)
Cash flows from financing activities
Proceeds from Directors initial capital		-	27,511,570.00
Proceed from Directors deposit		9,844,992.58	11,008,000.00
Net cash used in financing activities			38,519,570.00
Net increase / (decrease) in cash and cash equivalents		(2,021,264.06)	(2,022,907.00)
Cash and cash equivalents pre-incorporation- (beginning)		2,022,907.00	-
Cash and cash equivalents at end of year		1,642.94	2,022,907.00

13

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2019

Together with Directors’ and Auditors’ Reports

Notes to the Financial Statements

For the period ended 31 December 2019

1.	Revenue

	2019	2018
	~~N~~	~~N~~

Total Commission	133,355	1,870,332

Revenue represents the value of commissions earned on every sell and buy trades on the Belfrics exchange from all customers during the period covered.

2.	Operating Expense

Admin Expenses	205,838.64	3,296,800.00
Internet Subscriptions	216,800.00	149,000.00
IT Services	62,500.00	132,500.00
Legal & Professional Fees	750,000.00	1,717,360.00
Media & Printing	29,350.00	129,300.00
Miscellaneous Expense	-	7,777,965.00
Office Rental Prepaid	3,450,000.00	3,450,000.00
Office Stationeries	50,800.00	178,480.00
Office Supplies	22,800.00	79,420.00
Postage & Courier	30,000.00	56,627.50
Repairs & Maintenance	121,815.00	116,200.00
Staff Salaries	4,760,821.23	12,010,000.00
Subscription & Registrations	-	550,000.00
Taxes	16,532.31	68,390.88
Telephone & Communication	26,500.00	32,000.00
Training	5,000.00	361,000.00
Transportation	90,652.50	80,900.00
Travel & Accommodation	854,669.50	1,685,090.00
Utilities - Electricity	170,800.00	398,860.00
Total	10,864,879	32,269,893

14

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2019

Together with Directors’ and Auditors’ Reports

3.	Profit on Ordinary Activities before Taxation

3(a) Profit/ (loss) before taxation is stated after charging the following:

	2019 ~~N~~	2018 ~~N~~
Depreciation	1,015,766	1,591,078
Finance cost	28,429	139,104

ii.	Higher-paid employees of the Company, other than directors, whose duties were wholly or mainly discharged in Nigeria, received remuneration (excluding pension contributions) in the following ranges:

	2019 Number	2018 Number
~~N~~ 30,001 - ~~N~~ 40,000	1	1
~~N~~ 40,001 - ~~N~~ 50,000	-	-
N 50,000 - Upwards	3	3

4.	Tax Provision

The Directors advise that there is no requirement to provide for tax, which they consider being a realistic appraisal of the tax liability as there are substantial amount of losses during the period under review and can be carried forward into the future. In the opinion of the Directors, the probability of significant exposure in excess of the amounts captured as losses is remote and accordingly, no further provisions have been made.

5.	Earnings per Share

Earnings per share are based on the profit/(loss) for the year of ~~N~~(11,775,719.20), and on 20,000,000 ordinary shares being the number of shares in issue during the year.

6.	Cash & Bank Balances

		2018
		~~N~~
Cash at Hand	-	10,800
Cash at Bank	1,642.94	2,012,107
	1,642.94	2,022,907

15

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2019

Together with Directors’ and Auditors’ Reports

7.	Trade and Other Receivables

The company does not have any trade receivable as it does not provide any of its customers margins. Customers trade only after fiat deposit or cryptocurrencies are confirmed and credited to their account.

7(a) Prepayment figures is the rental payment apportioned for the second year.

8.	Trade and Other Payables

	2019	2018

Customer Balances	507,890	1,399,743
Tax Liabilities	428,120	778,400
	936,010	2,178,143

The schedule of balances in individual customer wallets per each asset class is as detailed below:

BTC	BET	NGN	BCH	LTC	XRP	ETH	BEL
0.0323843	52	0.00	0.2674665	0.119652	0	1.08837906	196.82
NGN358:$1	NGN358:$1	NGN358:$1	NGN358:$1	NGN358:$1	NGN358:$1	NGN358:$1	NGN358:$1	TOTAL
84,846.87	74,462.56	0.00	14,463.49	1,305.20	0.00	51,966.25	281,846.24	508,890.47

9.(a)	Share Capital

2019
~~N~~
Authorised:
1,000,000 ordinary shares of ~~N~~1.00 each	20,000,000
Allotted, called-up and fully paid:
1,000,000 ordinary shares of ~~N~~1.00 each	20,000,000

The share capital is contributed as follows:

2019
● Mr. Vijayankumar Praveenkumar	16,000,000
● Mr. Kannankattu Mangalatu	6,000,000
22,000,000

(b) Deposit for shares

During the course of the year 2019, the existing shareholder has injected more capital beyond the existing authorized share capital of 20,000,000. Whilst an increase in share capital would be processed with the Corporate Affairs Commission of Nigeria CAC to accommodate the excess above the current share capital, the excess has currently been classified as deposit for shares in the accounts of the Company at the end of the period.

16

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2019

Together with Directors’ and Auditors’ Reports

10.	Fixed Assets

The movement on these accounts during the year was as follows:

	Computer Software	Office Equipment	Furniture & Fittings	TOTAL
COST:	~~N~~	~~N~~	~~N~~	~~N~~

Cost	171,000.00	3,175,346.00	4,150,500.00	7,496,846.00
Accumulated depreciation	(70,965.00)	(658,884.00)	(861,229.00)	(1,591,078.00)
Additions	-	-	-	-
Disposals	-	-	-	-
Beginning of Period	100,035.00	2,516,462.00	3,289,271.00	5,905,768.00
DEPRECIATION:
Beginning of period	(70,965.00)	(658,884.00)	(861,229.00)	(1,591,078.00)
Charged for the period	(100,035.00)	(396,918.25)	(518,812.50)	(1,015,765.75)
End of period	(171,000.00)	(1,055,802.25)	(1,380,041.50)	(2,606,843.75)
CARRYING AMOUNT
31-12-2019	-	2,119,543.75	2,770,458.50	4,890,002.25

13.	Contingencies

The Company is not engaged in any lawsuits that may have arisen in the normal course of its business; thus no provision has been made in these financial Statements.

17

BELFRICS NIGERIA PVT LIMITED

Financial Statements — 31 December 2020

Together with Directors’ and Auditors’ Reports

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2020

Together with Directors’ and Auditors’ Reports

Legal and Administrative details

Board of Directors:			Appointed
	●	Vijayankumar Praveenkumar	Chairman
	●	Oyeniyi Chris Ayodeji	Director
	●	Ukachukwu Jeremiah	Director
	●	Evoh Victor	Director
	●	Okoro Nkiruka	Director

Company Secretary:	A & E Law Partnership
1st Floor UACN Building, Central Business District Abuja - FCT

Incorporation Number:	RC: 1471641

Date of incorporation:	15th Feb 2018

Date of Commencement:	1st March 2018

Constitution:	Limited Liability Company

Registered Office:	10, Mustapha Akande Close 69 Road, Gwarimpa Estate Abuja, FCT

Auditors:	Logic Professional Services (Chartered Accountants) Rear wing, 4th Floor
17/19, Allen Avenue Ikeja, Lagos

1

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2020

Together with Directors’ and Auditors’ Reports

Financial Highlights

	2020	2019
	~~N~~	~~N~~

Revenue	-	133,355.07
Other Income	-	-
Operating Expenses	(341,250)	(10,864,879.2)
EBITDA	(351,686.24)	(10,731,524.1)
Profit before Income Tax	(351,686.24)	(11,775,719.2)
Profit After Tax	(351,686.24)	(11,775,719.2)
EPS	(0.02)	(0.59)
Declared Dividend		-
Share Capital	20,000,000.00	20,000,000.00
Total Equity	5,073,046.14	3,955,634.70

In the year ending 31 December 2020, with comparable year 2019 figures.

2

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2020

Together with Directors’ and Auditors’ Reports

Directors’ Report

For the period ended 31 December 2020

The directors present their ten months report on affairs of the Company, together with the financial statements and auditors’ report for the period ended 31 December 2020.

Principal Activity and Business Review

The principal activity of the Company continues to be fintech operations with specialization in blockchain technology, offering services as online financial advisers, as a broker and foreign exchange services.

The Company has generated no income from any business activities in the year and its going concern is currently in doubt.

Operating Results

The following is a summary of the Company’s operating results and retained earnings:

	2020	2019
	~~N~~	~~N~~
RETAINED EARNINGS, beginning of period	(43,798,062)	(32,022,343)

Profit/(loss) for the year	(351,686.24)	(11,775,719)

RETAINED EARNINGS, end of period	(44,149,748)	(43,798,062)

Directors and Their Interests

The directors who served during the period, together with their interests in the shares of the Company as at 31 December 2020 were as follows:

Number of Ordinary shares of
	Date appointed	~~N~~1.00 each

Mr. Vijayankumar Praveenkumar	14th February 2018	16,000,000
Mr. Chris Oyeniyi	14th February 2018	-
Mr. Ukachukwu Jeremiah	14th February 2018	-
Mr. Evoh Victor	14th February 2018	-
Mrs. Okoro Nkiruka	14th February 2018	-

The directors not allotted shares in the Company as at 31 December 2020 do not have a diluting effect on the current shareholding structure of the Company as at year-ending 31st December 2020.

3

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2020

Together with Directors’ and Auditors’ Reports

In accordance with Section 277 of the Companies and Allied Matters Act, 1990, none of the directors has notified the Company of any declarable interests in contracts with the Company.

Analysis of Shareholding Structure

Shareholder	Position	No. of Shares held as at 31st Dec. 2020
Vijayankumar Praveenkumar	Chairman	16,000,000
Kannankattu Mangalatu	Ordinary Shareholder	6,000,000
Chris Oyeniyi	Executive Director	-
Ukachukwu Jeremiah	Executive Director	-
Evoh Victor	Executive Director	-
Okoro Nkiruka	Executive Director	-
TOTAL		22,000,000

Fixed Assets

The Company had fixed assets as at the year end.

Charitable Contributions

The Company made no charitable contributions and gifts to any charitable institutions and organisations during the year. No donation was made to political parties.

Employment of Disabled Persons

The Company has no disabled persons in its employment. However, applications for employment by disabled persons will be fully considered bearing in mind the respective aptitudes and abilities of the applicants concerned. In the event of members of staff becoming disabled, every effort will be made to ensure that their employment with the Company continues and that appropriate training is arranged. It is the policy of the Company that the training, career development and promotion of disabled persons should, as far as possible, be identical with that of other employees.

Employee Consultation and Training

The Company places considerable value on the involvement of its employees and has continued its practice of keeping them informed on matters affecting them as employees and on the various factors affecting the performance of the Company. The Company has in-house training sessions when and where necessary with additional facilities from educational institutions for the training of its employees.

Health, Safety and Welfare at Work

The Company places a high premium on the health, safety and welfare of its employees in their place of work. Medical facilities are provided for employees at the Company’s expense up to stated limits.

Post Balance Sheet Events

There are no post balance sheet events which could have had a material effect on the state of affairs of the Company as at 31 December 2020 and profit for the year ended on that date, that have not been adequately provided for.

Auditors

In accordance with Section 357(2) of the Companies and Allied Matters Act, 1990, the auditors, Logic Professional Services were appointed and have expressed their interest and will continue in office as Auditors of the Company.

4

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2020

Together with Directors’ and Auditors’ Reports

Statement of Director’s Responsibilities

For the preparation and approval of the Financial Statements

The Directors of Belfrics Nigeria Pvt Limited are responsible for the preparation of the financial statements that give a true and fair view of the financial position of the Company as at 31 December 2020, and the results of its operations, cash flows and changes in equity for the year ended, in compliance with International Financial Reporting Standards (“IFRS”) and in the manner required by the Companies and Allied Matters Act of Nigeria, the Financial Reporting Council of Nigeria Act, 2011.

In preparing the financial statements, the Directors are responsible for:

●	properly selecting and applying accounting policies;
●	presenting information, including accounting policies, in a manner that provides relevant, reliable, comparable and understandable information;
●	providing additional disclosures when compliance with the specific requirements in IFRSs are insufficient to enable users to understand the impact of particular transactions, other events and conditions on the Company’s financial position and financial performance; and
●	making an assessment of the Company’s ability to continue as a going concern.

The Directors are responsible for:

●	designing, implementing and maintaining an effective and sound system of internal controls throughout the Company;
●	maintaining adequate accounting records that are sufficient to show and explain the Company’s transactions and disclose with reasonable accuracy at any time the financial position of the Company, and which enable them to ensure that the financial statements of the Company comply with IFRS;
●	maintaining statutory accounting records in compliance with the legislation of Nigeria and IFRS;
●	taking such steps as are reasonably available to them to safeguard the assets of the Company; and
●	preventing and detecting fraud and other irregularities.

Going Concern:

The Directors have made an assessment of the Compnay’s ability to continue as a going concern and have no reason to believe the Company will not remain a going concern in the year ahead.

The financial statements of the Company for the year ended 31 December 2020 were approved by directors on 21 June, 2021

5

INDEPENDENT AUDITOR’S REPORT

To the Members of Belfrics Nigeria Pvt Limited

Report on the Financial Statements

We have audited the accompanying financial statements of Belfrics Nigeria Pvt Limited (“the Company”), which comprise the balance sheets as at 31 December 2020, the profit and loss accounts, statement of cash flows and statement of changes in equity for the period then ended, the statement of accounting policies and the notes to the financial statements as set out on pages 8 to 18.

Directors’ Responsibility for the Financial Statements

The directors are responsible for the preparation and fair presentation of these financial statements in accordance with Statements of Accounting Standards applicable in Nigeria and in the manner required by the Companies and Allied Matters Act of Nigeria. This responsibility includes: designing, implementing and maintaining internal controls relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error; selecting and applying appropriate accounting policies; and making accounting estimates that are reasonable in the circumstances.

Auditor’s Responsibility

Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit in accordance with International Standards on Auditing. Those standards require that we comply with ethical requirements and plan and perform the audit to obtain reasonable assurance whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to the entity’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of accounting estimates made by the directors, as well as evaluating the overall presentation of the financial statements.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, these financial statements give a true and fair view of the financial position of Belfrics Nigeria Pvt Limited (“the Company”) as at 31 December 2020, and of the Company’s financial performance and cash flows for the period then ended in accordance with Statements of Accounting Standards applicable in Nigeria and in the manner required by the Companies and Allied Matters Act of Nigeria.

6

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2020

Together with Directors’ and Auditors’ Reports

Statement of Significant Accounting Policies

These financial statements have been prepared in accordance with the International Financial Reporting Standard for Small and Medium-sized Entities issued by the International Accounting Standards Board. They are presented in the currency units of Nigeria. A summary of the significant accounting policies, all of which have been applied consistently throughout the current and preceding year, is set out below:

(a)	Basis of Accounting

The financial statements are prepared under the historical cost convention.

(b)	Revenue

Revenue is commission based, and is recognized when the related services have been rendered. Any unearned revenues are deferred and amortized to the income statement over the period to which it relates. Also, Revenue is measured at the fair value of the consideration received or receivable, net of discounts and sales-related taxes collected on behalf of the government of Nigeria.

(c)	Fixed Assets

Items of property, plant and equipment are measured at cost less accumulated depreciation and any accumulated impairment losses. Depreciation is charged so as to allocate the cost of assets less their residual values over their estimated useful lives, using the straight-line method. The following rates are used for the depreciation of property, plant and equipment:

%

Furniture & Fittings	25
Office equipments	25
Motor vehicles	25
Computer Software	50

If there is an indication that there has been a significant change in depreciation rate, useful life or residual value of an asset, the depreciation of that asset is revised accordingly to reflect the new expectations. However, in the current year under review, no depreciation has been charged on the assets as the company never operated in year.

(d)	Intangible Assets

Intangible assets are stated at cost less accumulated amortization and any accumulated impairment losses. It is amortized over its estimated life of five years using the straight-line method. If there is an indication that there has been a significant change in amortization rate, useful life or residual value of an intangible asset, the amortization is revised accordingly to reflect the new expectations.

(e)	Inventories

The company does not deal in inventory and holds no form of inventory as its entire operations is service based.

(f)	Impairment of Assets

At each reporting date, property, plant and equipment and intangible assets are reviewed to determine whether there is any indication that those assets have suffered an impairment loss. If there is an indication of possible impairment, the recoverable amount of any affected asset (or group of related assets) is estimated and compared with its carrying amount. If the estimated recoverable amount is lower, the carrying amount is reduced to its estimated recoverable amount, and an impairment loss is recognized immediately in profit or loss.

7

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2020

Together with Directors’ and Auditors’ Reports

Similarly, at each reporting date, inventories are assessed for impairment by comparing the carrying amount of each item of inventory (or group of similar items) with its selling price less costs to complete and sell. If an item of inventory (or group of similar items) is impaired, its carrying amount is reduced to selling price less costs to complete and sell, and an impairment loss is recognized immediately in profit or loss.

If an impairment loss subsequently reverses, the carrying amount of the asset (or group of related assets) is increased to the revised estimate of its recoverable amount (selling price less costs to complete and sell, in the case of inventories), but not in excess of the amount that would have been determined had no impairment loss been recognized for the asset (or group of related assets) in prior years. A reversal of an impairment loss is recognized immediately in profit or loss.

(g)	Leases

Leases are classified as finance leases whenever the terms of the lease transfer substantially all the risks and rewards of ownership of the leased asset to the company. All other leases are classified as operating leases.

Rights to assets held under finance leases are recognized as assets of the company at the fair value of the leased property (or, if lower, the present value of minimum lease payments) at the inception of the lease. The corresponding liability to the lessor is included in the statement of financial position as a finance lease obligation. Lease payments are apportioned between finance charges and reduction of the lease obligation so as to achieve a constant rate of interest on the remaining balance of the liability. Finance charges are deducted in measuring profit or loss. Assets held under finance leases are included in property, plant and equipment, and depreciated and assessed for impairment losses in the same way as owned assets.

Rentals payable under operating leases are charged to profit or loss on a straight-line basis over the term of the lease.

(h)	Trade and Other Receivables

Most sales are made on cash & carry and few on the basis of normal credit terms, and the receivables do not bear interest. Where credit is extended beyond normal credit terms, receivables are measured at amortized cost using the effective interest method. At the end of each reporting period, the carrying amounts of trade and other receivables are reviewed to determine whether there is any objective evidence that the amounts are not recoverable. If so, an impairment loss is recognized immediately in profit or loss.

(i)	Trade Payables

Trade payables are obligations on the basis of normal credit terms and do not bear interest, essentially the fiat currency balances in each individual client account or the fiat valuation of the currencies held at the end of the period.

(j)	Taxation

Income tax payable is provided on taxable profits at the current rate.

Deferred tax is recognized on differences between the carrying amounts of assets and liabilities in the financial statements and their corresponding tax bases (known as temporary differences). Deferred tax liabilities are recognized for all temporary differences that are expected to increase taxable profit in the future. Deferred tax assets are recognized for all temporary differences that are expected to reduce taxable profit in the future, and any unused tax losses or unused tax credits. Deferred tax assets are measured at the highest amount that, on the basis of current or estimated future taxable profit, is more likely than not to be recovered. The net carrying amount of deferred tax assets is reviewed at each reporting date and is adjusted to reflect the current assessment of future taxable profits. Any adjustments are recognized in profit or loss.

Deferred tax is calculated at the tax rates that are expected to apply to the taxable profit (tax loss) of the periods in which it expects the deferred tax asset to be realized or the deferred tax liability to be settled, on the basis of tax rates that have been enacted or substantively enacted by the end of the reporting period.

(k)	Cash at Bank and in hand

For the purpose of reporting cash flows, cash at bank and in hand includes cash on hand and cash balances with banks

(l)	Borrowing costs, Bank Loans and Overdrafts

All borrowing costs are recognized in profit or loss in the period in which they are incurred. Interest expenses are recognized on the basis of the effective interest method and are included in finance costs.

8

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2020

Together with Directors’ and Auditors’ Reports

Statement of Comprehensive Income for the period ended 31 December 2020

		2020	2019
	Notes	~~N~~	~~N~~

Revenue – (Brokerage commissions)	1	-	133,355.07
Other income		-	-
Total Revenue		-	133,355.07
Operating expenses	2	(341,250.00)	(10,864,879.18)
Depreciation		-	(1,015,765.75)
Finance Costs		(10,436.24)	(28,429.34)
Profit/(loss) before tax	3	(351,686.24)	(11,775,719.20)
Provision for Tax	4	-	-
Profit/ (Loss) for the year		(351,686.24)	(11,775,719.20)
Retained earnings at start of the year		(43,798,062.20)	(32,022,343.00)
Retained Earnings End of Period		(44,149,748.44)	(43,798,062.20)
Earnings per share	5	(0.02)	(0.59)

The statement of significant accounting policies on page 8 and the accompanying notes on pages 15 to 18 form an integral part of this Statement of Comprehensive Income.

9

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2020

Together with Directors’ and Auditors’ Reports

Statement of financial position as at 31 December 2020

	Notes	2020 ~~N~~	2019 ~~N~~
Non-Current Assets
Office Equipment	10	2,119,543.75	2,119,543.75
Furniture & Fittings		2,770,458.50	2,770,458.50
Computer Software		-	-
Current assets		4,890,002.25	4,890,002.25
Trade and other receivables	7	-	-
Prepayments	7(a)	-	-
Cash and cash equivalents	6	183,043.89	1,642.94
		183,043.89	1,642.94
TOTAL ASSETS		5,073,046.14	4,891,645.19
EQUITY & LIABILITIES
Equity
Share Capital	9(a)	20,000,000.00	20,000,000.00
Deposit for shares	9(b)	27,972,696.92	27,753,696.92
Retained earnings		(42,899,650.78)	(43,798,062.20)
TOTAL EQUITY		5,073,046.14	3,955,634.72
Current liabilities
Trade & Other Payables	8	-	507,890.47
Tax Payable	8(a)	-	428,120.00
		-	936,010.47
TOTAL LIABILITIES		-	936,010.47
TOTAL EQUITY & LIABILITIES		5,073,046.14	4,891,645.19

10

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2020

Together with Directors’ and Auditors’ Reports

11

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2020

Together with Directors’ and Auditors’ Reports

Attributable to equity holders of the company

	Share Capital	Deposit for Shares	Retained Earnings	Total Equity
Opening balance:
Issue of ordinary shares of N1/share	20,000,000.00	27,753,696.92	(43,798,062.20)	3,955,634.72
Profit for the year
Profit or loss			(351,686.24)	(351,686.24)
Transactions recorded directly in equity
Additional Capital invested by the Director		219,000		219,000
Revaluation Surplus on Assets			1,250,097.66	1,250,097.66
Balance as at 31st December 2020	20,000,000.00	27,972,696.92	(42,899,650.78)	5,073,046.14

12

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2020

Together with Directors’ and Auditors’ Reports

Statement of Cash Flows for the year ended 31 December 2020

		2020	2019
	Notes	~~N~~	~~N~~
Cash flows from operating activities
Profit / (Loss) for the year		(351,686.24)	(11,775,719.20)
- Finance costs		10,436.24	28,429.34
Adjustments for non-cash income and expenses:
- Depreciation		-	915,730.75
- Amortization		-	100,035.00
Changes in operating assets and liabilities:
- Decrease / (Increase) in trade and other receivables		-	107,400.00
- Increase / (Decrease) in trade and other payables		-	(1,242,132.53)
Cash generated from operations		(341,250.00)	(11,866,256.64)
Income tax paid		-	-
Net cash from operating activities		(341,250.00)	(11,866,256.64)
Cash flows from investing activities
Purchases of property, plant & equipment		-	-
Purchases of intangible assets		-	-
Net cash used in investing activities			-
Cash flows from financing activities
Proceeds from Directors initial capital		-	-
Proceed from Directors deposit		219,000.00	9,844,992.58
Net cash used in financing activities		219,000.00	9,844,992.58
Net increase / (decrease) in cash and cash equivalents		181,400.95	(2,021,264.06)
Cash and cash equivalent (beginning)		1,642.94	2,022,907.00
Cash and cash equivalents at end of year		183,043.89	1,642.94

13

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2020

Together with Directors’ and Auditors’ Reports

Notes to the Financial Statements

For the period ended 31 December 2020

1.	Revenue

	2020 ~~N~~	2019 ~~N~~
Total Commission	-	133,355

Revenue represents the value of commissions earned on every sell and buy trades on the Belfrics exchange from all customers during the period covered.

2.	Operating Expense

Admin Expenses	-	205,838.64
Internet Subscriptions	-	216,800.00
IT Services	-	62,500.00
Legal & Professional Fees	-	750,000.00
Media & Printing	-	29,350.00
Miscellaneous Expense	-	-
Office Rental Prepaid	-	3,450,000.00
Office Stationeries	-	50,800.00
Office Supplies	-	22,800.00
Postage & Courier	-	30,000.00
Repairs & Maintenance	-	121,815.00
Staff Salaries	-	4,760,821.23
Subscription & Registrations	-	-
Taxes	-	16,532.31
Telephone & Communication	-	26,500.00
Training	-	5,000.00
Transportation	341,250	90,652.50
Travel & Accommodation	-	854,669.50
Utilities - Electricity	-	170,800.00
Total	341,250	10,864,879.18

14

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2020

Together with Directors’ and Auditors’ Reports

3.	Profit on Ordinary Activities before Taxation

3(a) Profit/ (loss) before taxation is stated after charging the following:

	2020 ~~N~~	2019 ~~N~~
Depreciation	-	1,015,766
Finance cost	-	28,429

ii.	Higher-paid employees of the Company, other than directors, whose duties were wholly or mainly discharged in Nigeria, received remuneration (excluding pension contributions) in the following ranges:

	2020 Number	2019 Number

~~N~~ 30,001 - ~~N~~ 40,000	-	-
~~N~~ 40,001 - ~~N~~ 50,000	-	-
N 50,000 - Upwards	-	-

4.	Tax Provision

The Directors advise that there is no requirement to provide for tax, which they consider being a realistic appraisal of the tax liability as there are substantial amount of losses during the period under review and can be carried forward into the future. In the opinion of the Directors, the probability of significant exposure in excess of the amounts captured as losses is remote and accordingly, no further provisions have been made.

5.	Earnings per Share

Earnings per share are based on the profit/(loss) for the year of ~~N~~(351,686.24), and on 20,000,000 ordinary shares being the number of shares in issue during the year.

6.	Cash & Bank Balances

	2020	2019
	~~N~~	~~N~~

Cash at Bank	183,043.89	1,642.94

	183,043.89	1,642.94

15

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2020

Together with Directors’ and Auditors’ Reports

7.	Trade and Other Receivables

The company does not have any trade receivable as it does not provide any of its customers margins. Customers trade only after fiat deposit or cryptocurrencies are confirmed and credited to their account.

7(a) Prepayment figures is the rental payment apportioned for the second year.

8.	Trade and Other Payables

	2020	2019

Customer Balances	-	507,890
Tax Liabilities	-	428,120
	-	936,010

9.(a) Share Capital

2020
~~N~~
Authorised:
1,000,000 ordinary shares of ~~N~~1.00 each	20,000,000

Allotted, called-up and fully paid:
1,000,000 ordinary shares of ~~N~~1.00 each	20,000,000

The share capital is contributed as follows:

2020

● Mr. Vijayankumar Praveenkumar	16,000,000
● Mr. Kannankattu Mangalatu	6,000,000
22,000,000

(b) Deposit for shares

During the course of the year 2020, the existing shareholder has injected more capital beyond the existing authorized share capital of 20,000,000. Whilst an increase in share capital would be processed with the Corporate Affairs Commission of Nigeria “CAC” to accommodate the excess above the current share capital, the excess has currently been classified as deposit for shares in the accounts of the Company at the end of the period.

16

Belfrics Nigeria PVT Limited

Financial Statements -- 31 December 2020

Together with Directors’ and Auditors’ Reports

10. Fixed Assets

The movement on these accounts during the year was as follows:

	Computer Software	Office Equipment	Furniture & Fittings	TOTAL
	~~N~~	~~N~~	~~N~~	~~N~~
COST:

Cost	171,000.00	3,175,346.00	4,150,500.00	7,496,846.00
Accumulated depreciation	(171,000.00)	(1,055,802.25)	(1,380,041.50)	(2,606,843.75)
Additions	-	-	-	-
Disposals	-	-	-	-
Beginning of Period	-	2,119,543.75	2,770,458.50	4,890,002.25
DEPRECIATION:

Beginning of period	(171,000.00)	(1,055,802.25)	(1,380,041.50)	(2,606,843.75)
Charged for the period	-	-	-	-

End of period	(171,000.00)	(1,055,802.25)	(1,380,041.50)	(2,606,843.75)

CARRYING AMOUNT

31-12-2020	-	2,119,543.75	2,770,458.50	4,890,002.25

13. Contingencies

The Company is not engaged in any lawsuits that may have arisen in the normal course of its business; thus no provision has been made in these financial Statements.

17

AUDITOR'S COP

A187

BELFRICSBT SDN. BHD.

[Company No.: 201701041174 (1255347-V)]
(Incorporated in Malaysia)

CONTENTS

CONTENTS	PAGES
Directors' report	1 - 4
Statement by directors	5
Statutory declaration	5
Independent auditors' report	6 - 8
Statement of financial position	9
Statement of comprehensive income	10
Statement of changes in equity	11
Statement of cash flows	12
Notes to the financial statements	13 - 26

....

Praveenkumar Vijayakumar
Director

Kuala Lumpur,
0 7 OCT 2020

STATUTORY DECLARATION
PURSUANT TO SECTION 251(1)(b) OF THE COMPANIES ACT, 2016

I, Praveenkumar Vijayakumar, being the director primarily responsible for the accounting records and financial management of Belfricsbt Sdn. Bhd., do solemnly and sincerely declare that the financial statements set out on pages 9 to 26 , are to the best of my knowledge and belief, correct and I make this solemn declaration conscientiously believing the same to be true, and by virtue of the provisions of the Statutory Declarations Act, 1960.

Subscribed and solemnly declared at)
Puchong in the State of Selangor Darul Ehsan)
on this 0 7 OCT 2020)

....

Praveenkumar Vijayakumar
Director

Before me,

PESURUHJAYA SUMPAH
No: PJS: B437
SAMUEL JOHN
A/L PONNIAH
No.Sijil Amalan Peguam: BC/S/1039
Tempoh Lantikan: 01-01-2019-31-12-2021
MALAYSIA

RAMA SAMUEL & ASSOCIATES
No. 23B, 1st Floor,
Jalan TK 1/11A, Taman Kinrara
47180 Puchong, Selangor

5

STATEMENT OF FINANCIAL POSITION
As at 31 December 2019

	Notes	2019 RM	2018 RM (Restated)
ASSETS			
Non-current assets			
Property, plant and equipment	7	91,667	-
Intangible assets	8	60,287	29,233
		151,954	29,233
Current assets			
Deposits		33,883	-
Amount due from related companies	9	332,159	78,918
Cash and cash equivalents	10	15,842	49,723
		381,884	128,641
TOTAL ASSETS		533,838	157,874
EQUITY AND LIABILITIES			
EQUITY			
Share capital	11	50,000	50,000
(Accumulated losses)/Retained profits		(138,432)	19,325
TOTAL EQUITY		(88,432)	69,325
LIABILITIES			
Current liabilities			
Other payables and accruals	12	335,442	22,057
Amount due to director	13	286,181	60,466
Amount due to related companies	13	647	647
Current tax liabilities		-	5,379
TOTAL LIABILITIES		622,270	88,549
NET CURRENT (LIABILITIES)/ASSETS		(240,386)	40,092
TOTAL EQUITY AND LIABILITIES		533,838	157,874

9

	Notes	01-01-19 to 31-12-19 RM	13-11-17 (date of incorporation) to 31-12-18 RM
Revenue	14	311,067	236,662
Cost of sales		(196,922)	-
Gross profit		114,145	236,662
General and administration expenses		(263,400)	(211,958)
(Loss)/Profit before tax	15	(149,255)	24,704
Tax expense	16	(8,502)	(5,379)
Net (loss)/profit for the financial year/period, representing total comprehensive (loss)/income for the financial year/period		(157,757)	19,325

10

	Share capital RM	Retained profits/ (Accumulated losses) RM	Total RM
At 13 November 2017 (date of incorporation)	50,000	-	50,000
Net profit for the financial period, representing total comprehensive income for the financial period	-	19,325	19,325
At 31 December 2018 and 1 January 2019	50,000	19,325	69,325
Net loss for the financial year, representing total comprehensive loss for the financial year	-	(157,757)	(157,757)
At 31 December 2019	50,000	(138,432)	(88,432)

11

STATEMENT OF CASH FLOWS

For the financial year ended 31 December 2019

	Notes	01-01-19 to 31-12-19 RM	13-11-17 (date of incorporation) to 31-12-18 RM
Cash flows from operating activities			
(Loss)/Profit before tax		(149,255)	24,704
Adjustments for:			
Depreciation of property, plant and equipment	7	8,333	-
Operating (loss)/profit before working capital changes		(140,922)	24,704
Changes in:			
Deposits		(33,883)	-
Other payables and accruals		313,385	22,057
Cash generated from operations		138,580	46,761
Tax paid		(13,881)	-
Net cash from operating activities		124,699	46,761
Cash flows from investing activity			
Acquisition of property, plant and equipment		(100,000)	-
Acquisition of intangible assets		(31,054)	(29,233)
Net cash used in investing activities		(131,054)	(29,233)
Cash flows from financing activities			
Director's financing		225,715	60,466
Advance from related companies		(253,241)	(78,271)
Net cash used in financing activities		(27,526)	(17,805)
Net decrease in cash and cash equivalents		(33,881)	(277)
Cash and cash equivalents at beginning of financial year / date of incorporation		49,723	50,000
Cash and cash equivalents at end of financial year/period	10	15,842	49,723

12

6. Critical judgement and estimation uncertainty (cont'd)

6.2 Estimation uncertainty (cont'd)

(b) Measurement of income taxes

7. Property, plant and equipment

	Computer software RM
Cost	
At 1 January 2019	-
Additions	100,000
At 31 December 2019	100,000
Accumulated depreciation	
At 1 January 2019	-
Charge for the financial year	8,333
At 31 December 2019	8,333
Carrying amount	
At 31 December 2019	91,667

8. Intangible assets

	2019 RM	2018 RM
Cryptocurrencies	92,329	29,233
At beginning of the financial year/period	29,233	-
Additions	31,054	29,233
At end of the financial year/period	60,287	29,233

22

9. Amounts due from related companies

The amounts due from related companies are non-trade in nature, non-interest bearing, unsecured and recoverable on demand.

10. Cash and cash equivalents

	2019 RM	2018 RM
Cash in hand	15,000	-
Cash at bank	842	49,723
	15,842	49,723

11. Share capital

	Number of ordinary shares 2019	Number of ordinary shares 2018	2019 RM	2018 RM
Issued and fully paid				
Ordinary shares	50,000	50,000	50,000	50,000

12. Other payables and accruals

	2019 RM	2018 RM
Other payables	18,320	15,393
Accruals	17,122	6,664
Deposits received	300,000	-
	335,442	22,057

13. Amount due to director/related companies

14. Revenue

23

15. (Loss)/Profit before tax

	01-01-19 to 31-12-19 RM	13-11-17 (date of incorporation) to 31-12-18 RM
This is stated after charging:		
Auditors' remuneration	4,000	1,000
Bad debts written off	-	5,012
Depreciation of property, plant and equipment	8,333	-
Loss on foreign exchange (realised)	-	24,567
Loss on foreign exchange (unrealised)	621	-
Preliminary expenses	-	2,800
Staff costs:		
Salaries and allowances	93,271	27,633
EIS contribution	185	-
EPF contribution	8,785	3,180
SOCSO contribution	1,251	-

16. Tax expense

(a) Major components of tax expense

	01-01-19 to 31-12-19 RM	13-11-17 (date of incorporation) to 31-12-18 RM
Income tax		
Current financial year	-	5,379
Under provision in prior financial period	8,502	-
	8,502	5,379

24

16. Tax expense (cont'd)

(b) Relationship between tax expense and accounting (loss)/profit

Reconciliation between tax expense and the product of accounting (loss)/profit multiplied by the applicable tax rate is as follows:

	01-01-19 to 31-12-19 RM	13-11-17 (date of incorporation) to 31-12-18 RM
(Loss)/Profit before tax	(149,255)	24,704
Income tax calculated at tax rate of 17%	(25,373)	4,200
Tax effects of:		
Expenses not deductible for tax purposes	7,613	1,179
Under provision of income tax in prior financial period	8,502	-
Deferred tax assets not recognised during the financial year	17,760	-
	8,502	5,379

17. Related party disclosures

Key management personnel compensation

	2019 RM	2018 RM
Directors' remuneration		
Salaries	30,000	-

25

18. Comparative figures

The following reclassification adjustments have been made to the financial figures as reported in the prior financial year to conform to the current financial year's presentation. The net effects to the Company's comparative figures are summarized as below:

	As previously reported RM	Adjustments RM	As restated RM
Statement of financial position			
Intangible assets	-	29,233	29,233
Cash and cash equivalents	78,956	(29,233)	49,723

19. Event after reporting period

Due to the outbreak of the Coronavirus disease ("Covid-19") which was declared as a global pandemic, the Malaysian Government has imposed the Movement Control Order ("MCO") from 18 March 2020 to limit the movement of people and goods nationwide. All business activities categorised as non-essential services have been temporarily suspended during the MCO period. Businesses were later permitted to operate from May 2020, except for operations that will involve large gatherings and physical contact where social distancing is difficult to control are prohibited to start operations.

As the business operates across its digital platforms, the pandemic and the MCO did not have adverse material impacts on the financial performance and cash flows of the Company for the financial year ended 31 December 2019. Due to the volatility of the situation, the Company will continuously monitor the impact of Covid-19 on their operations and financial performance and will be taking appropriate and timely measures to minimise the impact of the outbreak on its performance.

26

	01-01-19 to 31-12-19 RM	13-11-17 (date of incorporation) to 31-12-18 RM
REVENUE	311,067	236,662
LESS: COST OF SALES		
Consulting services	38,823	-
Software development charges	158,099	-
	196,922	-
GROSS PROFIT	114,145	236,662
LESS: GENERAL AND ADMINISTRATIVE EXPENSES		
Auditors' remuneration	4,000	1,000
Bad debts written off	-	5,012
Bank charges	510	845
Business promotion expenses	2,500	-
Commission	9,600	10,272
Consulting expenses	5,975	-
Depreciation of property, plant and equipment	8,333	-
Director's salaries	30,000	-
Documentation fees	53	-
GST expenses	-	168
Loss on foreign exchange (realised)	-	24,567
Loss on foreign exchange (unrealised)	621	-
Preliminary expenses	-	2,800
Printing and stationery	95	-
Secretarial fees	1,655	1,839
SST expenses	60	-
Staff costs:		
Salaries and allowances	93,271	27,633
EPF contribution	8,785	3,180
EIS contribution	185	-
SOCSO contribution	1,251	-
Balance carried forward	166,894	77,316

	01-01-19 to 31-12-19 RM	13-11-17 (date of incorporation) to 31-12-18 RM
LESS: GENERAL AND ADMINISTRATIVE EXPENSES (CONT'D)		
Balance brought forward	166,894	77,316
Sponsorship	-	49,242
Tax agent fees	922	-
Telephone charges	320	-
Travelling expenses	95,199	30,968
Upkeep of office	65	-
Upkeep of website	-	54,432
	263,400	211,958
(LOSS)/PROFIT BEFORE TAX	(149,255)	24,704

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

REPORTS AND FINANCIAL STATEMENTS

FOR THE FINANCIAL YEAR ENDED 31 DECEMBER 2020

CHENGCOPLT

201806002622

(LLP00l7004-LCA) & AF0886

CHARTERED ACCOUNTANTS

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

CORPORATE INFORMATION

Director	:	Praveenkumar Vijayakumar

Company secretary	:	Yap Wai Bing (MAICSA 7023640)

Registered office	:	Unit l 3A-08, Menara Kl
Lorong 3/137C
Off Jalan Klang Lama
58200 Kuala Lumpur

Principal business address	:	B1-16-6, Soho Suites
Jalan Perak
50450 Kuala Lumpur

Auditors	:	CHENGCOPLT
201806002622
(LLP00l 7004-LCA) & AF 0886
No. 8-2 & 10-2, Jalan 2/114
Kuchai Business Centre
Off Jalan Klang Lama
58200 Kuala Lumpur

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

DIRECTOR’S REPORT

For the financial year ended 31 December 2020

The director has pleasure in submitting their report together with the audited financial statements of the Company for the financial year ended 31 December 2020.

Principal activities

The Company is principally engaged in providing information technology services and related activities. There has been no significant change in the nature of its activity during the financial year.

Results	RM

Net loss for the financial year	353,687

In the opinion of the directors, the results of the operations of the Company during the financial year have not been substantially affected by any item, transaction or event of material and unusual nature.

Dividends

No dividends have been paid or declared by the Company since the end of the previous financial year. The directors do not recommend the payment of any dividend in respect of the current financial year.

Reserves and provisions

There were no material transfers to or from reserves or provisions during the financial year.

Issue of shares and debentures

During the financial year, the Company did not issue any new shares or debentures.

Options granted over unissued shares

No options have been granted by the Company to any parties during the financial year to take up any unissued shares of the Company.

No shares have been issued during the financial year by virtue of the exercise of any options to take up unissued shares of the Company. At the end of the financial year, there were no unissued shares of the Company under options.

1

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

Director

The director in office during the financial year and during the period from the end of the financial year to the date of the report is:

Praveenkumar Vijayakumar

Director’s interests

No director holding office at 31 December 2020 had any interest in the shares and options over shares of the Company during the year.

By virtue of the Company being a wholly-owned subsidia1y of Belfries Malaysia Sdn. Bhd., the directors’ interests in shares in the holding company and its related corporations during the year as required by Section 59(3) of the Companies Act, 2016 to be disclosed in the directors’ report, is deemed to have been complied with, as such interests are disclosed in the directors’ report of the holding company.

Director’ benefits

Since the date of the previous financial year, no director of the Company has received or become entitled to receive any benefit (other than the benefit shown under directors’ remuneration) by reason of a contract made by the Company with the directors or with a finn of which the director is a member, or with a company in which the director has a substantial financial interest.

Neither during, nor at the end of the financial year, did there subsist any arrangement to which the Company was a patty, whereby the directors might acquire benefits by means of the acquisition of shares 111, or debentures of, the Company or any other body corporate.

Director’s remuneration

The details of director’s remuneration paid are set out in Note 17 to the financial statements.

Other statutory information

Before the financial statements of the Company were prepared, the director took reasonable steps:

(a)	to ascertain that proper action had been taken in relation to the writing off of bad debts and the making of allowance for doubtful debts, and had satisfied themselves that no known bad debts to be written off and that no allowance for doubtful debts is required; and

(b)	to ensure that any current assets, which were unlikely to be realised in the ordinary course of business including the values of current assets as shown in accounting records of the Company had been written down to an amount which the current assets might be expected so to realise.

2

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

Other statutory information (cont’d)

At the date of this report, the directors are not aware of any circumstances:

(a)	which would require the writing off of bad debts or making of allowance for doubtful debts in the financial statements of the Company; or

(b)	which would render the values attributed to current assets in the financial statements of the Company misleading; or

(c)	which have arisen and render adherence to the existing method of valuation of assets or liabilities of the Company misleading or inappropriate; or

(d)	not otherwise dealt with in this report or the financial statements which would render any amount stated in the financial statements of the Company misleading.

At the date of this report, there does not exist:

(a)	any charge on the assets of the Company which has arisen since the end of the financial year which secures the liabilities of any other person; or

(b)	any contingent liability of the Company which has arisen since the end of the financial year.

Other than as disclosed in Note 2 to the financial statements, no contingent or other liability has become enforceable, or is likely to become enforceable within the period of twelve months after the end of the financial year which, in the opinion of the directors, will or may substantially affect the ability of the Company to meet its obligations as and when they fall due.

In the opinion of the director, no item, transaction, or event of a material and unusual nature has arisen in the interval between the end of the financial year and the date of this report which is likely to affect substantially the results of the operations of the Company for the financial year in which this report is made.

Indemnities to directors, officers or auditors

There was no indemnity given to or insurance effected for the director, officer or auditors of the Company during the financial year.

Auditors’ remuneration

Details of auditors’ remuneration are set out in Note 15 to the financial statements.

Holding company

The company is a wholly-owned subsidiary of Belfries Malaysia Sdn. Bhd., a company incorporated in Malaysia.

Significant events during the reporting period

The details of significant events during the reporting period are disclosed in Note 19 to the financial statements.

3

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

Auditors

The auditors, CHENGCO PLT, have expressed their willingness to continue in office.

Signed on behalf of the board of director in accordance with a resolution of the director,

4

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

STATEMENT BY DIRECTOR

PURSUANT TO SECTION 251(2) OF THE COMPANIES ACT, 2016

I, Praveenkumar Vijayakumar, being the director of Belfricsbt Sdn. Bhd., do hereby state that in my opinion, the financial statements as set out on pages 9 to 2 7 , are drawn up in accordance with Malaysian Private Entity Reporting Standard and the requirements of the Companies Act, 2016 in Malaysia so as to give a true and fair view of the financial position of the Company as at 31 December 2020 and of the results of its financial performance and cash flows of the Company for the financial year ended 31 December 2020.

Signed on behalf of the board of director in accordance with a resolution of the director,

5

CHENGCO PLT 201806002622 (LLP0017004-LCA) & AF0886
Wisma Cheng & Co
No. 8-2 & 10-2, Jalan 2/114, Kuchai Business Centre, Off Jalan Klang Lama, 58200 Kuala Lumpur.
Tel: 03-7984 8988 Fax: 03-7984 4402
Email: enquiry@chengco.asia Website: www.chengco.asia

INDEPENDENT AUDITORS’ REPORT

TO THE MEMBER OF BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

Report on the Audit of the Financial Statements

Opinion

We have audited the financial statements of Belfricsbt Sdn. Bhd., which comprise the statement of financial position as at 31 December 2020, and the statement of comprehensive income, statement of changes in equity and statement of cash flows for the financial year then ended, and notes to the financial statements, including a summary of significant accounting policies, as set out on pages 9 to 27.

In our opinion, the accompanying financial statements give a true and fair view of the financial position of the Company as at 31 December 2020, and of its financial performance and its cash flows for the financial year then ended in accordance with Malaysian Private Entities Reporting Standard and the requirements of the Companies Act, 2016 in Malaysia.

Basis of Opinion

We conducted our audit in accordance with approved standards on auditing in Malaysia and International Standards on Auditing. Our responsibilities under those standards are further described in the Auditors’ Responsibilities for the Audit of the Financial Statements section of our report. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Independence and Other Ethical Responsibilities

We are independent of the Company in accordance with the By-Laws (on Professional Ethics, Conduct and Practice) of the Malaysian Institute of Accountants (“By-Laws”) and the International Ethics Standards Board for Accountants’ International Code of Ethics for Professional Accountants (including International Independence Standards) (“IESBA Code”), and we have fulfilled our other ethical responsibilities in accordance with the By-Laws and the IESBA Code.

Material Uncertainty Related to Going Concern

We draw attention to Note 2 in the financial statements, which indicates that the Company incurred a net loss of RM353,687 (2019: RM157,757) for the current financial year and as at 31 December 2020, the Company’s current liabilities exceeded its current assets by RM630,510 (2019: RM240,386) and has capital deficiencies of RM442,119 (2019: RM88,432). As stated in Note 2, these events or conditions, along with other matters as set forth in Note 2, indicate that a material uncertainty exists that may cast significant doubt on the Company’s ability to continue as a going concern. Our opinion is not modified in respect of this matter.

Information Other than the Financial Statements and Auditors’ Report Thereon

The director of the Company is responsible for the other information. The other information comprises the director’s report but does not include the financial statements of the Company and our auditors’ report thereon.

Kuala Lumpur (HQ) • Cheras Selatan • Pandan lndah • lpoh • Taiping • Penang • Seremgan • Melaka • Batu Pahat • Johor Bahru • K.Terengganu • Sabah • Labuan

6

INDEPENDENT AUDITORS’ REPORT

TO THE MEMBER OF BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

Report on the Audit of the Financial Statements (con’d)

Information Other than the Financial Statements and Auditors’ Report Thereon (cont’d)

Our opinion on the financial statements of the Company does not cover the director’s report and we do not express any forn1 of assurance conclusion thereon.

In connection with our audit of the financial statements of the Company, our responsibility is to read the director’s report and, in doing so, consider whether the director’s report is materially inconsistent with the financial statements of the Company or our knowledge obtained in the audit or otherwise appears to be materially misstated.

If, based on the work we have performed, we conclude that there is a mate1ial misstatement of the director’s report, we are required to report that fact. We have nothing to report in this regard.

Responsibilities of the Director for the Financial Statements

The director of the Company is responsible for the preparation of financial statements of the Company that give a true and fair view in accordance with Malaysian Private Entities Reporting Standard and the requirements of the Companies Act, 2016 in Malaysia. The directors are also responsible for such internal control as the directors determine is necessary to enable the preparation of financial statements of the Company that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements of the Company, the director is responsible for assessing the Company’s ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless the directors either intend to liquidate the Company or to cease operations, or have no realistic alternative but to do so.

Auditors’ Responsibilities for the Audit of the Fi,wncial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements of the Company as a whole are free from material misstatement, whether due to fraud or e1Tor, and to issue an auditors’ repoti that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with approved standards on auditing in Malaysia and International Standards on Auditing will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

As part of an audit in accordance with approved standards on auditing in Malaysia and International Standards on Auditing, we exercise professional judgment and maintain professional scepticism throughout the audit. We also:

●	Identify and assess the risks of material misstatement of the financial statements of the Company, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from e1Tor, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.

7

INDEPENDENT AUDITORS’ REPORT

TO THE MEMBER OF BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

Report on the Audit of the Financial Statements (con’d)

Auditors’ Responsibilities for the Audit of the Financial Statements (cont’d)

As part of an audit in accordance with approved standards on auditing in Malaysia and International Standards on Auditing, we exercise professional judgment and maintain professional scepticism throughout the audit. We also: (cont’d)

●	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control.

●	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by the directors.

●	Conclude on the appropriateness of the directors’ use of the going concern basis of accounting and, based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Company’s ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditors’ report to the related disclosures in the financial statements of the Company or, if such disclosures are inadequate, to modify our opinion. Our conclusions are based on the audit evidence obtained up to the date of our auditors’ report. However, future events or conditions may cause the Company to cease to continue as a going concern.

●	Evaluate the overall presentation, structure and content of the financial statements of the Company, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation.

We communicate with the directors regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

Other Matters

This report is made solely to the members of the Company, as a body, in accordance with Section 266 of the Companies Act, 2016 in Malaysia and for no other purpose. We do not assume responsibility to any other person for the content of this report.

8

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

STATEMENT OF FINANCIAL POSITION

As at 31 December 2020

		2020	2019
	Notes	RM	RM
ASSETS
Non-current assets
Property, plant and equipment	7	71,667	91,667
Intangible assets	8	116,724	60,287
		188,391	151,954

Current assets
Deposits		53,672	33,883
Amount due from related companies	9	336,884	332,159
Cash and cash equivalents	10	35,005	15,842
		425,561	381,884
TOTAL ASSETS		613,952	533,838

EQUITY AND LIABILITIES

EQUITY
Share capital	11	50,000	50,000
Accumulated losses		(492,119)	(138,432)
CAPITAL DEFICIENCIES		(442,119)	(88,432)

LIABILITIES
Current liabilities
Other payables and accruals	12	302,072	335,442
Amount due to a director	9	753,352	286,181
Amount due to related company	9	647	647
TOTAL LIABILITIES		1,056,071	622,270
NET CURRENT LIABILITIES		(630,510)	(240,386)
TOTAL EQUITY AND LIABILITIES		613,952	533,838

The accompanying notes form an integral part of these financial statements

9

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

STATEMENT OF COMPREHENSIVE INCOME

For the financial year ended 31 December 2020

		2020	2019
	Notes	RM	RM

Revenue	13	794,748	311,067

Cost of sales		(593,421)	(196,922)

Gross profit		201,327	114,145

Other operating income	14	1	-

General and administration expenses		(555,015)	(263,400)

Loss before tax	15	(353,687)	(149,255)

Tax expense	16	-	(8,502)

Net loss for the financial year, representing total comprehensive loss for financial year		(353,687)	(157,757)

The accompanying notes form an integral part of these financial statements

10

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

STATEMENT OF CHANGES IN EQUITY

For the financial year ended 31 December 2020

	Share capital	Retained profits/ (Accumulated losses)	Total
	RM	RM	RM

At 1 January 2019	50,000	19,325	69,325

Net loss for the financial year, representing total comprehensive loss for the financial year	-	(157,757)	(157,757)

At 31 December 2019 and 1 January 2020	50,000	(138,432)	(88,432)

Net loss for the financial year, representing total comprehensive loss for the financial year	-	(353,687)	(353,687)

At 31 December 2020	50,000	(492,119)	(442,119)

The accompanying notes form an integral part of these financial statements

11

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

STATEMENT OF CASH FLOWS

For the financial year ended 31 December 2020

		2020	2019
	Note	RM	RM
Cash flows from operating activities
Loss before tax		(353,687)	(149,255)
Adjustments for:
Depreciation of property, plant and equipment	7	20,000	8,333
Loss on foreign exchange (unrealised)		3,609	621
Operating loss before working capital changes		(330,078)	(140,301)
Changes in:
Deposits		(19,789)	(33,883)
Other payables and accruals		(33,370)	313,385
Cash (used in)/generated from operations		(383,237)	139,201
Tax paid		-	(13,881)
Net cash (used in)/from operating activities		(383,237)	125,320

Cash flows from investing activities
Acquisition of property, plant and equipment		-	(100,000)
Acquisition of intangible assets		(60,175)	(31,054)
Net cash used in investing activities		(60,175)	(131,054)

Cash flows from financing activities
Director’s financing		467,171	225,715
Advance from related company		(4,725)	(253,241)
Net cash from/(used in) financing activities		462,446	(27,526)

Net increase/(decrease) in cash and cash equivalents		19,034	(33,260)
Effect of exchange rate changes		129	(621)
Cash and cash equivalents at beginning of financial year		15,842	49,723
Cash and cash equivalents at end of financial year	10	35,005	15,842

The accompanying notes form an integral part of these financial statements

12

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

1.	General information

The Company is a private limited company, incorporated and domiciled in Malaysia. The registered office of the Company is located at Unit 13A-08, Menara Kl, Lorong 3/137C, Off Jalan Klang Lama, 58200 Kuala Lumpur.

The Company is principally engaged in providing information technology services and related activities. There has been no significant change in the nature of its activity during the financial year. The principal place of business of the Company is located at B1-16-6, Soho Suites, Jalan Perak, 50450 Kuala Lumpur.

The financial statements were authorised for issue by the board of directors in accordance with a resolution of the directors on 30 September 2021.

The financial statements are expressed in Ringgit Malaysia (“RM”).

2.	Going concern

The Company incurred a net loss ofRM353,687 (2019: RM157,757) for the current financial year and as at 31 December 2020, the Company’s current liabilities exceeded its current assets by RM630,5l 0 (2019: RM240,386) and has capital deficiencies of RM442,l 19 (2019: RM88,432). These factors indicate the existence of material uncertainty which may cast significant doubt on the ability of the Company to continue as a going concern. The validity of the going concern assumption on which these financial statements are prepared depends on the continuous financial support from the shareholders and the ability of the Company to achieve future profitable operations and cash flows to meet its liabilities of the Company as and when they fall due. The financial statements of the Company have been prepared on a going concern basis and do not include any adjustments relating to the amounts and classification of assets and liabilities that might be necessary should the Company be unable to continue as a going concern.

3.	Compliance with Financial Reporting Standards and the Companies Act, 2016

The financial statements of the Company have been prepared in compliance with Malaysian Private Entities Reporting Standard (“MPERS”) issued by the Malaysian Accounting Standards Board (“MASB”) and the requirements of the Companies Act, 2016 in Malaysia.

4.	Basis of preparation of financial statements

The financial statements of the Company have been prepared using cost basis.

Management has used estimates and assumptions in measuring the reported amounts of assets and liabilities at the end of the reporting year and the reported amounts of revenues and expenses during the reporting year. Judgements and assumptions are applied in the measurement, and hence, the actual results may not coincide with the reported amounts.

13

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

5.	Significant accounting policies

5.1	Property, plant and equipment

Operating tangible assets that are used for more than one accounting period in the production and supply of goods and services, for administrative purpose or for rental to others are recognised as property, plant and equipment when the Company obtain control of the asset. These include assets constructed or acquired for environmental protection purpose and investment propetty measured on the cost model. The assets, including major spares, stand-by equipment and servicing equipment, are classified into appropriate classes based on the nature. Any subsequent replacement of a significant component in an existing asset is capitalised as a new component in the asset and the old component is derecognised.

All property, plant and equipment are initially measured at cost. For a purchased asset, cost comprises purchases price plus all directly attributable costs incun-ed in bringing the asset to its present location and condition for management’s intended use. For a self-constructed asset, costs comprise all direct and indirect cost of construction (including provision for restoration and cost of major inspection) but excludes internal profits.

All prope1ty, plant and equipment are subsequently measured at cost less accumulated depreciation and accumulated impairment losses.

All property, plant and equipment are depreciated by allocating the depreciable amount of a significant component or of an item over the remaining useful life. The depreciation methods used and useful lives of the respective classes of property, plant and equipment are as follows:

	Method	Useful life (years)
Computer software	Straight-line	5

At the end of each reporting year, the residual values, useful lives and depreciation methods for the property, plant and equipment are reviewed for reasonableness. Any change in estimate of an item is adjusted prospectively over its remaining useful life, commencing in the cun-ent financial year.

The carrying amounts of items of property, plant and equipment are derecognised on disposal or when no future economic benefits are expected from their use or disposal. Any gain or loss arising from the derecognition of items of property, plant and equipment, detennined as the difference between the net disposal proceeds, if any, and the can-ying amounts of the item, is recognised in profit or loss. Neither the sale proceeds nor any gain on disposal is classified as revenue.

5.2	Impairment of non-financial assets

An impairment loss arises when the carrying amount of a Company’s asset exceeds its recoverable amount.

At the end of each reporting date, the Company assesses whether there is any indication that a stand alone asset or a cash-generating unit may be impaired by using external and internal sources of infonnation. If any such indication exists, the Company estimates the recoverable amount of the assets or cash-generating unit.

14

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

5	Significant accounting policies (cont’d)

5.2	Impairment of non-financial assets (cont’d)

If an individual asset generates independent cash inflows, it is tested for impainnent as a stand-alone asset. If an asset does not generate independent cash inflows, it is tested for impainnent together with other assets in a cash-generating unit, at the lowest level in which independent cash inflows are generated and monitoring for internal management purposes.

The recoverable amount of an asset or a cash-generating unit is the higher of its fair value less costs to sell and the value in use. The Company detennines the fair value less costs to sell of an asset or a cash-generating unit in a hierarchy based on: (i) price in a binding sale agreement; (ii) market price traded in an active market; and (iii) estinrnte of market price using the best available infonnation. The value in use is estimated by discounting the net cash inflows (by an appropriate discount rate) of the asset or unit, using reasonable and supportable management budgets and forecasts of five years and extrapolation of cash inflows for period beyond the five-year forecast or budget.

For an asset measured on a cost-based model, any impainnent loss is recognised in profit or loss.

For a cash-generating unit, any impairment loss is allocated to the assets of the unit pro rata based on the relative carrying amounts of the assets.

The Company reassesses the recoverable amount of an impaired asset or a cash-generating unit if there is any indication that an impairment loss recognised previously may have reversed. Any reversal of impairment loss for an asset carried at a cost-based model is recognised in profit or loss, subject to the limit that the revised can-ying amount does not exceed the amount that would have been detennined had no impairment loss been recognised previously.

5.3	Share capital and distributions

(a)	Share capital

Ordinai-y shares issued that can-y no mandatory contractual obligation: (i) to deliver cash or another financial asset; or (ii) to exchange financial assets or financial liabilities with another entity under conditions that are potentially unfavourable to the Company, are classified as equity instruments.

When ordinary shares are issued in a private placement or in a right issue to existing shareholders, they are recorded at the issued price, for ordinary shares issued in exchange for non-monetary assets, they are measured by reference to the fair values of the assets received.

When ordinary shares and other equity instruments are issued as consideration transferred in a business combination or as settlement of an existing financial liability, they are measured at their fair value at the date of the exchange transaction.

Transaction costs of an equity transaction are accounted for as a deduction from equity, net of any related income tax effect.

15

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

5	Significant accounting policies (cont’d)

5.3	Share capital and distributions (cont’d)

(b)	Distributions

Distributions to holders of an equity instrument are debited directly in equity, net of any related income tax effect.

A dividend declared is recognised as a liability only after it has been appropriately authorised, which is the date when the Board of Directors declares an interim dividend, or in the case of proposed final dividend, the date the shareholders of the Company approve the proposed final dividend in an annual general meeting of shareholders.

5.4	Financial instruments

(a)	Initial recognition and measurement

The Company recognises a financial asset or a financial liability (including derivative instruments) in the statement of financial position when, and only when, the Company becomes a party to the contractual provisions of the instrument.

On initial recognition, all financial assets and financial liabilities are measured at fair value, which is generally the transaction price, plus transaction costs if the financial asset or financial liability is not measured at fair value through profit or loss. For instruments measured at fair value through profit or loss, transaction costs are expensed to profit or loss when incurred.

(b)	Derecognition of financial instruments

A financial asset, whether as a single item or as a part, is derecognised when, and only when, the conceptual rights to receive the cash flows from the financial asset expire, or when the Company transfers the contractual rights to receive cash flows of the financial asset, including circumstances when the Company acts only as a collecting agent of the transferee, and retains no significant risks and rewards of ownership of the financial asset or no continuing involvement in the control of the financial asset transferred.

A financial liability is derecognised when, and only when, it is legally extinguished, which is either when, the obligation specified in the contract is discharged or cancelled or expires. A substantial modification of the terms of an existing financial liability is accounted for as an extinguishment of the original financial liability and the recognition of a new financial liability. For this purpose, the Company considers a modification as substantial if the present value of the revised cash flows of the modified tenns discounted at the original effective interest rate differs by 10% or more when compared with the carrying amount of the original liability.

(c)	Subsequent measurement of financial assets

For the purpose of subsequent measurement, the Company classifies financial assets into two categories, namely: (i) financial assets at fair value through profit or loss; and (ii) financial assets at amortised cost.

16

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

5	Significant accounting policies (cont’d)

5.4	Financial instruments (cont’d)

(c)	Subsequent measurement of financial assets (cont’d)

After initial recognition, the Company measures investments in quoted preference shares, quoted ordinary shares and derivatives that are assets at their fair values by reference to the active market prices, if observable, or otherwise by a valuation technique, without any deduction for transaction costs it may incur on sale or other disposal.

Investments in debt instruments, whether quoted or unquoted, are subsequently measured at amortised cost using the effective interest method. Investments in unquoted equity instruments and whose fair value cannot be reliably measured are measured at cost.

Other than financial assets measured at fair value through profit or loss, all other financial assets are subject to review for impailn1ent in accordance with 5.4(g).

(d)	Subsequent measurement of financial liabilities

After initial recognition, the Company measures all financial liabilities at amortised cost using the effective interest method.

(e)	Fair value measurement of financial instruments

The fair value of a financial asset or a financial liability is detennined by reference to the quoted market price in an active market, and in the absence of an observable market price, by a valuation technique using unobservable mputs with reasonable and supportable assumptions.

(I)	Recognition of gains and losses

Fair value changes of financial assets and financial liabilities classified as at fair value through profit or loss are recognised in profit or loss when they arise.

For financial assets and financial liabilities carried at amortised cost, a gain or loss is recognised in profit or loss only when the financial asset or financial liability is derecognised or impaired, and through the amortisation process of the instrument.

(g)	Impairment and uncollectibility of financial assets

The Company applies the incurred loss model to recognise impairment losses of financial assets. At the end of each reporting period, the Company examines whether there is any objective evidence that a financial asset or a group of financial assets is impaired. Evidences of trigger loss events include: (i) significant difficulty of the issuer or obligor; (ii) a breach of contract, such as a default or delinquency in interest or principal payment; (iii) granting exceptional concession to a customer; (iv) it is probable that a customer will enter bankruptcy or other financial reorganisation; (v) the disappearance of an active market for that financial asset because of financial difficulties; or (vi) any observable market data indicating that there may be measurable decrease in the estimated future cash flows from a group of financial assets.

17

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

5	Significant accounting policies (cont’d)

5.4	Financial instruments (cont’d)

(g)	Impairment and uncollectibility of financial assets (cont’d)

For a non-current loan and receivable carried at amortised cost, the revised estimated cash flows are discounted at the original effective interest rate. Any impairment loss is recognised in profit or loss and a corresponding amount is recorded in a loss allowance account. Any subsequent reversal of impaim1ent loss of the financial asset is reversed in profit or loss with a corresponding adjustment to the allowance account, subject to the limit that the reversal should not result in the revised ca1Tying amount of the financial asset exceeding the amount that would have been detennined had no impainnent loss been recognised previously.

For short-tenn trade and other receivables, where the effect of discounting is immaterial, impairment loss is tested for each individually significant receivable wherever there is any indication of impairment. Individually significant receivables for which no impairment loss is recognised are grouped together with all other receivables by classes based on credit risk characteristics and aged according to their past due periods. A collective allowance is estimated for a class group based on the Company’s experiences of loss ratio in each class, taking into consideration current market conditions.

For an unquoted equity investment measured at cost less impairment, the impairment is the difference between the asset’s carrying amount and the best estimate (which will necessarily be an approximation) of the amount (which might be zero) that the Company expects to receive for the asset if it were sold at the reporting date. The Company may estimate the recoverable amount using an adjusted net asset value approach.

5.5	Tax assets and liabilities

A current tax for current and prior financial year, to the extent unpaid, recognised as a cmTent tax liability. If the amounts already paid in respect of current and prior financial year exceed the amount due for those periods, the excess is recognised as a current tax asset. A current tax liability (asset) is measured at the amount the entity expects to pay (recover) using tax rates and laws that have been enacted or substantially enacted by the reporting date.

A deferred tax liability is recognised for all taxable temporary differences, except to the extent that the deferred tax liability arises from; (a) the initial recognition of goodwill; or (b) the initial recognition of an asset or liability in a transaction which is not a business combination and at the time of transaction, affects neither accounting profit nor taxable profit (or tax loss). The exceptions for initial recognition differences include items of prope11y, plant and equipment that do not qualify for capital allowances and acquired intangible assets that are not deductible for tax purposes.

18

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

5	Significant accounting policies (cont’d)

5.5	Tax assets and liabilities (cont’d)

A defen-ed tax asset is recognised for all deductible temporary differences to the extent that it is probable that taxable profit will be available against which the deductible temporary difference can be utilised, unless the defen-ed tax asset arises from the initial recognition of an asset or liability in a transaction that is not a business combination and at the time of the transaction, affects neither accounting profit nor taxable profit (or tax loss). The exceptions for the initial recognition differences include non-taxable government grants received and reinvestment allowances and investment tax allowances on qualifying prope1iy, plant and equipment.

A defen-ed tax asset is recognised for the carry forward of unused tax losses and unused tax credits to the extent that it is probable that future taxable profit will be available against which the unused tax losses and unused tax credits can be utilised. Unused tax credits do not include unabsorbed reinvestment allowances and unabsorbed investment tax allowances because the Company treats these as paii of initial recognition differences.

Defen-ed taxes are measured using tax rates (and tax laws) that have been enacted or substantially enacted by the end of the reporting year. The measurement of deferred taxes reflects the tax consequences that would follow from the manner in which the Company expects, at the end of the reporting year, to recover or settle the carrying amount of its assets or liabilities. For an investment property measured at fair value, if the Company does not have a business model to hold the property solely for rental income, the deferred tax liability on the fair value gain is measured based on the presumption that the property is recovered through sale at the end of the reporting year.

At the end of each repo1iing year, the carrying amount of a deferred tax asset is reviewed, and is reduced to the extent that it is no longer probable that sufficient taxable profit will be available to allow the benefit of a part or all of that deferred tax asset to be utilised. Any such reduction will be reversed to the extent that it becomes probable that sufficient taxable profit will be available.

A current or deferred tax is recognised as income or expense in profit or loss for the financial year, except to the extent that the tax arises from items recognised outside profit or loss. For an income or expense item recognised in other comprehensive income, the current or deferred tax expense or tax income is recognised in other comprehensive income. For items recognised directly in equity, the related tax effect is also recognised directly in equity.

5.6	Intangible assets

Cryptocurrencies

The Company recognises cryptocun-ency and related assets as intangible assets where it is a resource controlled by the Company (that is, the Company has the power to obtain the economic benefits that the asset will generate and to restrict the access of others to those benefits) as a result of past events and from which future economic benefits are expected to flow to the Company. It is identifiable because it can be sold, exchanged and transferred individually, and not in cash or any physical fom1.

19

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

5	Significant accounting policies (Cont’d)

5.6	Intangible assets (Cont’d)

Cryptocurrencies (Cont’d)

On initial recognition, the cryptographic assets are recognised at cost. Subsequently, the assets will be carried at cost less any impairment.

5.7	Revenue recognition and measurement

The Company measures revenue from a sale of goods transaction at the fair value of the consideration received or receivable, which is usually the invoice price, net of any trade discounts and volume rebates given to the customer in a sale transaction.

Revenue from a sale of goods is recognised when: (i) the Company has transferred to the buyer the significant risks and rewards of the goods; (ii) the Company retains neither continuing managerial involvement to the degree usually associated with ownership nor effective control over the goods sold; (iii) the amount of the revenue can be measured reliably; (iv) it is probable that the economic benefits associated with the transaction will flow to the Company; and (v) the costs incurred or to be incurred in respect of the transaction can be measured reliably.

5.8	Employee benefits

The Company recognises a liability when an employee has provided service in exchange for employee benefits to be paid in the future and an expense when the Company consumes the economic benefits arising from service provided by an employee in exchange for employee benefits.

(a)	Short-term employee benefits

Wages and salaries are usually accrued and paid on a monthly basis and are recognised as an expense, unless they relate to cost of producing inventories or other assets.

Paid absences (annual leave, maternity leave, paternity leave, sick leave, etc.) are accrued in each financial period if they are accumulating paid absences that can be carried forward, or in the case of non-accumulating paid absences, recognised as and when the absences occur.

(b)	Post-employment benefits - defined contributions plans

The Company make statutory contributions to approved provident funds and the contributions made are charged to profit or loss in the financial period to which they relate. When the contributions have been paid, the Company has no further payment obligations.

20

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

5	Significant accounting policies (Cont’d)

5.9	Cash and cash equivalents

Cash and cash equivalents consist of cash at bank and cash in hand that are used by the Company in the management of their short term commitments.

5.10	Related party

A related party is a person or entity that is related to the Company. A related party transaction is a transfer of resources, services or obligations between the Company and its related party, regardless of whether a price is charged.

(a)	A person or a close member of that person’s family is related to a reporting entity if that person:

	(i)	is a member of the key management personnel of the reporting entity or of a parent of the reporting entity.
	(ii)	has control or joint control over the reporting entity, or
	(iii)	has significant influence over the reporting entity.

(b)	An entity is related to a reporting entity if any of the following conditions applies:

	(i)	the entity and the reporting entity are members of the same group (which means that each parent, subsidiary and fellow subsidiary is related to the others).
	(ii)	one entity is an associate or joint venture of the other entity (or an associate or joint venture of a member of a group of which the entity is a member).
	(iii)	both entities are joint ventures of the same third entity.
	(iv)	one entity is a joint ventures of a third party and the other entity is an associate of the third entity.
	(v)	the entity is a post-employment benefit plan for the benefit of employees of either the reporting entity or an entity related to the reporting entity. If the reporting entity is itself such a plan, the sponsoring employers are also related to the reporting entity.
	(vi)	the entity is controlled or jointly controlled by a person identified in (a).
	(vii)	the entity, or any member of a group of which is a part, provides key management personnel services to the reporting entity or to the parent of the reporting entity.
	(viii)	a person identified in (a)(i) has significant influence over the entity or is a member of the key management personnel of the entity (or of a parent of the entity).

6.	Critical judgement and estimation uncertainty

6.1	Judgements and assumptions applied

The directors are of the opinion that any instances of application of judgements are not expected to have a significant effect on the amounts recognised in the financial statements.

21

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

6.	Critical judgement and estimation uncertainty (cont’d)

6.2	Estimation uncertainty

A related party is a person or entity that is related to the Company. A related party transaction is a transfer of resources, services or

The measurement of some assets and liabilities requires management to use estimates based on various observable inputs and other assumptions. The areas or items that are subject to significant estimation uncertainties of the Company are in measuring: (a) depreciation of property, plant and equipment; and (b) measurement of income taxes.

(a)	Depreciation of property, plant and equipment

The costs of an item of property, plant and equipment is depreciated on the straight-line method or another systematic method that reflects the consumption of the economic benefits of the asset over its useful life. Estimates are applied in the selection of the depreciation method, the useful lives and the residual values. The actual consumption of the economic benefits of the property, plant and equipment may differ from the estimates applied and this may lead to gain or loss on an eventual disposal of an item of property, plant and equipment.

(b)	Measurement of income taxes

Significant judgement is required in determining the Company’s provision for current and deferred taxes because the ultimate tax liability for the Company as a whole is uncertain. When the final outcome of the taxes payable is determined with the tax authorities, the amount might be different from the initial estimates of the taxes payable. Such differences may impact the current and deferred taxes in the financial period when such determination is made. The Company will adjust for the differences as over-or under-provision of current or deferred taxes in the current financial year in which those differences arise.

7.	Property, plant and equipment

Cost	Computer software RM
At 1 January 2019, 31 December 2019, 1 January 2020and 31 December 2020	100,000

Accumulated depreciation
At 1 January 2019	-
Charge for the financial year	8,333
At 1 31 December 20I9 and I January 2020 Charge for the financial year	8,333
At 31 December 2020	20,000

Carrying amount	28,333
At 31 December 20I9	91,667
At 31 December 2020	71,667

22

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

8.	Intangible assets

	2020	2019
	RM	RM

Cryptocurrencies	116,724	60,287

At beginning of the financial year	60,287	29,233
Additions	60,175	31,054
Effect on foreign exhange	(3,738)	-
At end of the financial year	116,724	60,287

9.	Amounts due from/(to) related companies/a director/

The amounts are non-trade in nature, non-interest bearing, unsecured and recoverable/(repayable) on demand.

10.	Cash and cash equivalents

	2020	2019
	RM	RM

Cash in hand	4,000	15,000
Cash at bank	31,005	842
	35,005	15,842

Cash and cash equivalents are denominated in the following currencies:

	2020	2019
	RM	RM

Ringgit Malaysia	33,689	15,563
United States Dollar	1,316	279
	35,005	15,842

23

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

11.	Share capital

	Number of ordinary shares		2020	2019
	2020	2019	RM	RM
Issued and fully paidOrdinary shares	50,000	50,000	50,000	50,000

The holders of ordinary shares are entitled to receive dividends as and when declared by the Company. All ordinary shares carry one vote per share without restrictions.

12.	Other payables and accruals

	2020	2019
	RM	RM

Other payables	18,320	18,320
Accruals	21,122	17,122
Deposits received	262,630	300,000
	302,072	335,442

13.	Revenue

Revenue derived from services rendered, represents the invoiced value of goods sold less discounts. It is recognised at a point in time when the services have been rendered to the customers, where performance obligation has been completed.

14.	Other operating income

	2020	2019
	RM	RM

Interest income	1	-

24

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

15.	Loss before tax

	2020	2019
	RM	RM
This is stated after charging:

Auditors’ remuneration	4,000	4,000
Depreciation of property, plant and equipment	20,000	8,333
Loss on foreign exchange (unrealised)	3,609	621
Staff costs:
Salaries and allowances	40,408	93,271
EIS contribution	117	185
EPF contribution	6,863	8,785
SOCSO contribution	659	1,251

16.	Tax expense

(a)	Major components of tax expense

	2020 RM	2019 RM
Income tax	-	-
Current financial year	-	8,502
Under provision in prior financial year	-	8,502

25

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

16.	Tax expense (cont’d)

(b)	Relationship between tax expense and accounting profit/(loss)

Reconciliation between tax expense and the product of accounting profit/(loss ) multiplied by the ) applicable tax rate is as follows:

	2020	2019
	RM	RM

Loss before tax	(353,687)	(149,255)

Income tax calculated at tax rate of 17%	(60,127)	(25,373)
Tax effects of:
Expenses not deductible for tax purposes	3,400	7,613
Under provision of income tax in prior financial year	-	8,502
Deferred tax assets not recognised during the financial year	56,727	17,760
	-	8,502

The amounts of temporary differences for which no deferred tax assets have been recognised in the statement of financial position are as follows:

	2020 RM	2019 RM

Unitilised tax losses	66,936	10,209

Deferred tax assets have not been recognised in respect of these items as it is not probable that the future taxable profit of the Company will be available against which the deductible temporary differences can be utilised.

17.	Related party disclosures

Key management personnel compensation

	2020	2019
	RM	RM

Directors’ remuneration
Salaries	100,000	30,000

26

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS

For the financial year ended 31 December 2020

18.	Categories of financial instruments

	2020	2019
	RM	RM
Financial assets
Amortised cost
Amount due from a related parties	336,884	332,159
Cash and cash equivalents	35,005	15,842
	371,889	348,001
Financial liabilities
Measured at amortised cost
Other payables and accruals	302,072	335,442
Amount due to a director	753,352	286,181
Amount due to related company	647	647
	1,056,071	622,270

19.	Significant events during the reporting period

On 11 March 2020, the World Health Organisation declared the Coronavirus (“Covid-19) outbreak as of its rapid spread across the globe. On 16 March 2020, the Malaysian Government has imposed Movement Control Order (“MCO”) starting from 18 March 2020 to curb the spread of the Covid-19 outbreak in Malaysia. The Covid-19 outbreak also resulted in travel restriction, lockdown and other precautionary measures imposed in various countries. The emergence of the Covid-19 outbreak has brought significant economic uncertainties in Malaysia and markets which the Company operates.

Up to the date of this report, the directors are in opinion that, the enforcement of MCO in Malaysia and spread of the COVID-19 throughout the world is expected to have material impact on the Company’s operations and trading results based on current assessment. Management is proactively managing the Company’s businesses, maintaining vigilance and will take the necessary actions to ensure their long-term sustainability.

27

BELFRICSBT SON. BHD.

[Company No.: 201701041174 (1255347-V)]

(Incorporated in Malaysia)

DETAILED STATEMENT OF COMPREHENSIVE INCOME

For the financial year ended 31 December 2020

	2020	2019
	RM	RM

REVENUE	794,748	311,067

LESS: COST OF SALES
Purchases	-	38,823
Software development charges	593,421	158,099
	593,421	196,922

GROSS PROFIT	201,327	114,145

ADD: OTHER OPERATING INCOME	1	-
Interest income	1	-

LESS: GENERAL AND ADMINISTRATIVE EXPENSES
Accounting fee	11,670	-
Auditors’ remuneration	4,000	4,000
Bank charges	3,844	510
Bootcamp program expenses	29,732	-
Business promotion expenses	-	2,500
Commission	-	9,600
Communication expenses	2,435
Consulting expenses	252,806	5,975
Depreciation of property, plant and equipment	20,000	8,333
Director’s salaries	100,000	30,000
Documentation fees	-	53
Gmail services charges	10,013
Loss on foreign exchange (unrealised)	3,609	621
Printing and stationery	-	95
Secretarial fees	-	1,655
SST expenses	-	60
Staff costs:
Salaries and allowances	40,408	93,271
EPF contribution	6,863	8,785
EIS contribution	117	185
SOCSO contribution	659	1,251
Tax agent fees	-	922
Telephone charges	-	320
Travelling expenses	3,000	95,199
Upkeep of office	5,095	65
Upkeep of website	I0,811	-
Visa processing charges	49,953	-
	555,015	263,400
LOSS BEFORE TAX	(353,687)	(149,255)

This Statement is prepared for the purpose of the Management’s use only and does not form part of the statutory audited financial statements.

Belfries Holding Limited

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

Reports and Financial Statements

For The Financial Year Ended

31 December 2019

(In US Dollars)

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

STATEMENT BY DIRECTOR

I, Praveenkumar Vijayakumar, being the Director of BELFRICS HOLDING LIMITED, do hereby state that in my opinion, the financial statements set out on pages 5 to 23 are drawn up in accordance with Malaysian Financial Reporting Standards and International Financial Reporting Standards so as to give a true and fair view of the financial position of the Company as at 31 December 2019 and of its financial performance and cash flows for the financial year ended on that date.

Praveenkumar Vijayakumar

Dated	01 OCT 2021

1

INDEPENDENT AUDITORS REPORT TO THE MEMBERS OF

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

REPORT ON THE AUDIT OF THE FINANCIAL STATEMENTS

Disclaimer of Opinion

We were engaged to audit the financial statements of BELFRICS HOLDING LIMITED, which comprise the statement of financial position as at 31 December 2019 of the Company, and the statement of profit or loss and other comprehensive income, statement of changes in equity and statement of cash flows for the year then ended, and notes to the financial statements, including a summary of significant accounting policies, as set out on pages 5 to 23.

We do not express an opinion on the accompanying financial statements of the Company. Because of the significance of the matters described in the Basis for Disclaimer of Opinion section of our report, we have not been able to obtain sufficient appropriate audit evidence to provide a basis for an audit opinion on these financial statements.

Basis for Disclaimer of Opinion

1.	Intangible assets

The intangible asset as of 31 December 2019 of USD3,332,030 consists of Belrium cryptocurrency for which we are unable to obtain sufficient appropriate audit evidence in order to satisfy ourselves as to the accuracy, existence, completeness, rights and obligation and valuation of this intangible asset.

2.	Consolidation

The Company has 100% equity interests in Belfics International Limited but did not prepare consolidated financial statements of the Group, which represents a departure from Malaysian Financial Reporting Standard (MFRS) 10, Consolidated and Separate Financial Statements.

Material Uncertainty Related to Going Concern

We draw attention to Note 2 in the financial statements, which indicates that the Company incurred a net loss of USD118,346 during the financial year ended 31 December 2019 and, as of that date, the Company’s current liability exceeded its current asset by USD3,482,139 and there is a deficiency in shareholders’ funds of USD110,146. As stated in Note 2, these events or conditions, along with other matters as set forth in Note 2, indicate that a material uncertainty exists that may cast significant doubt on the Company’s ability to continue as a going concern. Our opinion is not modified in respect of this matter.

Tel +6087-442 212 • Fax +6087-428 828 • Email: pkfl<k@pkfmalaysia.com • Web: www.pkfmalaysia.com Level 1 • Lot 8 Block F • Saguking Commercial Building • Jalan Palau-Palau • 87000 Labuan F.T. • Malaysia

PKF Malaysia is a member firm of the PKF International Limited family of legally independent firms and does not accept any responsibility or liability for the actions or inactions of any other individual member or correspondent firm or firms.

2

INDEPENDENT AUDITORS REPORT TO THE MEMBERS OF

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

(continued)

Responsibility of the Director for the Financial Statements

The Director of the Company is responsible for the preparation of these financial statements so as to give a true and fair view in accordance with Malaysian Financial Reporting Standards, International Financial Reporting Standards and the requirements of the Labuan Companies Act, 1990 in Malaysia. The Director is also responsible for such internal control as the Director determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements of the Company, the Director is responsible for assessing the Company’s ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless the Director either intend to liquidate the Company or to cease operations, or have no realistic alternative but to do so.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our responsibility is to conduct and audit of the Company’s financial statements in accordance with approved standards on auditing in Malaysia and International Standards on Auditing, and to issue an auditors’ report. However, because of the matters described in the Basis of Disclaimer of Opinion section of our report, we are not able to obtain sufficient appropriate audit evidence to provide a basis for an audit opinion on these financial statements.

Independence and Other Ethical Responsibilities

We are independent of the Company in accordance with the By-Laws (on Professional Ethics, Conduct and Practice) of the Malaysian Institute of Accountants (“By-Laws”) and the International Ethics Standards Board for Accountants’ International Code of Ethics for Professional Accountants (including International Independence Standards) (“IESBA Code”), and we have fulfilled our other ethical responsibilities in accordance with the By laws and the IESBA Code.

3

INDEPENDENT AUDITORS REPORT TO THE MEMBERS OF

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

Other Matter

This report is made solely to the members of the Company, as a body, in accordance with Section 117 of the Labuan Companies Act, 1990 and for no other purpose. We do not assume responsibility to any other person for the content of this report. The financial statements of the Company as at 31 December 2018, are unaudited.

PKF	DIVAHARAN SIVARAMAN KANNAN
AAL 0039	03446/08/2023 J
CHARTERED ACCOUNTANTS	CHARTERED ACCOUNTANT

Federal Territory of Labuan

Dated	01 OCT 2021

4

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME

FOR THE FINANCIAL YEAR ENDED 31 DECEMBER 2019

		1.1.2019	Unaudited 30.11.2018
		to 31.12.2019	to 31.12.2018
	Note	USD	USD

Revenue		-	-
Administrative expenses		(8,309)	(1,800)
Other operating expense	5	(110,037)
Loss before taxation	6	(118,346)	(1,800)
Income tax expense	7	-	-
Total comprehensive loss for the financial year/period		(118,346)	(1,800)

5

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

STATEMENT OF FINANCIAL POSITION AS AT 31 DECEMBER 2019

	Note	31.12.2019 USD	Unaudited 31.12.2018 USD
ASSETS
Non-current assets
Investment in subsidiary	8	39,963	-
Intangible assets	9	3,332,030	3,332,030
		3,371,993	3,332,030
Current asset
Cash at cash equivalents	10	1,801	-
		1,801	-
TOTAL ASSETS		3,373,794	3,332,030
EQUITY AND LIABILITY
Equity attributable to owners of
the parent
Share capital	11	10,000	10,000
Accumulated losses	12	(120,146)	(1,800)
TOTAL EQUITY		(110,146)	8,200
Current liability
Trade and other payables	13	3,483,940	3,323,830
TOTAL LIABILITY		3,483,940	3,323,830
TOTAL EQUITY AND LIABILITY		3,373,794	3,332,030

6

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

STATEMENT OF CHANGES IN EQUITY

FOR THE FINANCIAL YEAR ENDED 31 DECEMBER 2019

	Share capital USD	Accumulated Losses USD	Total USD

At 30 November 2018 (date of incorporation) (unaudited)	10,000	-	10,000
Total comprehensive loss for the financial period	-	(1,800)	(1,800)
At 31 December 2018 (unaudited)	10,000	(1,800)	8,200
Total comprehensive loss for the financial year	-	(118,346)	(118,346)
At 31 December 2019	10,000	(120,146)	(110,146)

7

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

STATEMENT OF CASH FLOWS

FOR THE FINANCIAL YEAR ENDED 31 DECEMBER 2019

	Note	31.12.2019 USD	Unaudited 31.12.2018 USD

Cash flows from operating activities
Loss before taxation Adjustments for:		(118,346)	(1,800)
Impairment loss on investments		110,037	-
Operating loss before working capital changes		(8,309)	(1,800)
Change in payables*		160,110	(8,200)
Net cash from operations		151,801	(10,000)
Cash flow from investing activity
Acquisition of intangible assets *		-	-
Acquisition of investment in subsidiary		(150,000)	-
Net cash used in investing activity		(150,000)	-
Cash flow from financing activity
Issuance of ordinary shares		-	10,000
Net cash from financing activity		-	10,000
Net increase in cash and cash equivalents		1,801	-
Cash and cash equivalents at beginning of financial year/period		-	-
Cash and cash equivalents at end of financial year/period	10	1,801

Non-cash transactions

*	Acquisition of intangible assets - The Company acquired intangible assets of USDNil from a director of the Company (2018: USD3,332,030). This amount has not been paid in cash and reflected within amounts due from a director in trade and other payables as reflected in Note 13.

8

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2019

1.	General information

The Company was registered under the Labuan Companies Act, 1990 on 30 November 2018. The Company is principally engaged in investment holding and investment in cryptocurrency.

The registered office of the Company is located at Level 9F(2), Main Office Tower, Financial Park Labuan, Jalan Merdeka, 87000 F.T. Labuan,Malaysia.

2.	Basis of preparation

The financial statements of the Company are prepared under the historical cost convention, other than as disclosed in the notes to the financial statements, and in accordance with the Malaysian Financial Reporting Standards (‘MFRSs’) in Malaysia and International Financial Reporting Standards. The Company did not present financial statements for previous perioas.

The financial statements of the Company for the financial year ended 31 December 2019 are the first set of financial statements prepared in accordance with MFRS, including MFRS 1 - First-time Adoption of Malaysia Financial Reporting Standards. The adoption of MFRS had no impact on the amounts reported in these financial statements. The presentation currency of these financial statements is in United States Dollars (USO) which is the Company’s functional currency.

The financial statements are also prepared on the going concern basis. However, as at 31 December 2019, the Company incurred a net foss of USD118,346. As at that date, the Company’s current liability exceeded its current asset by USD3,482,139 and there is a deficiency in shareholders’ funds of USD110,146. The ability of the Company to continue as a going concern and meet its obligations is therefore dependent on the financial support of the shareholders who are also the Directors of the Company and the achievement of future profitable operations by the Company.

Without such financial support and the achievement of future profitable operations, the Company may not be able to continue as a going concern and adJustments may have to be made to reflect the situation that assets may need to be realised other than the amounts at which they are currently recorded in the Statement of Financial Position. In addition, the Company may have to provide for future liabilities that might arise. The Directors are of the opinion that the Company will be able to achieve future profitable operations and have undertaken to provide continuing financial support to the Comi:>any, and therefore believe that it is appropriale for the financial statements of the Company to be prepared on the going concern basis.

(a)	Adoption of new and revised MFRSs

During the financial year, the Company adopted certain new accounting standards and amendments to standards issued by the Malaysian Accounting Standards Board that are mandatory for current financial year. These standards and amendment to standards did not have any material impact and are therefore not disclosed.

(b)	Standards issued but not yet effective

Certain new accounting standards and interpretations have been issued but not yet effective for 31 December 2019 reporting periods and have not been early adopted by the Company. These standards are not expected to have a material impact on the Company in the current or future reporting periods.

9

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2019

3.	Significant accounting judgments and estimates

The preparation of the Company’s financial statements requires management to make judgements, estimates and assumptions that affect the reported amounts of revenues, expenses, assets and liabilities, and the disclosure of contingent liabilities at the reporting date. However, uncertainty about these assumptions and estimates could result in outcomes that could require a material adjustment to the carrying amount of the asset or liability affected in the future periods.

Key sources of estimation uncertainty

The key assumptions concerning the future and other key sources of estimation uncertainty at the reporting date that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are discussed below:

(i)	Impairment of investment in subsidiary company

Investment in subsidiary company is reviewed for impairment annually in accordance with its accounting policy as disclosed in Note 4 (f)(ii) to the financial statements, or whenever events or changes in circumstances indicate that the carrying value may not be recoverable.

Significant judgement is required in the estimation of the recoverable amounts which is based on the net tangible assets of the subsidiary.

(ii)	Impairment of intangible asset

The Company tests for impairment of indefinite useful life intangible asset at each reporting date. Where the Directors estimates the recoverable amount of the asset based on it’s higher of value in use (VIU) OR fair value less costs to dispose (“FVLCD”) is lower than it’s carrying amount, an adjustment for impairment is affected.

4.	Significant accounting policies

(a)	Foreign currency transactions

In preparing the financial statements of the individual entities, transactions in currencies other than the entity’s functional currency (foreign currencies) are recorded in the functional currencies using the exchange rates prevailing at the dates of the transactions. At each financial year end, monetary items denominated in foreign currencies are translated at the rates prevailing on the reporting date. Non-monetary items carried at fair value that are denominated in foreign currencies are translated at the rates prevailing on the date when the fair value was determined. Non-monetary items that are measured in terms of historical cost in a foreign currency are not translated.

Exchange differences arising in the settlement of monetary items, and on the translation of monetary items, are included in profit or loss for the period.

10

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2019

4.	Significant accounting policies (continued)

(a)	Foreign currency transactions (continued)

Exchange differences arising on the translation of non-monetary items carried at fair value are included in profit or loss for the period except for the differences arising on the translation of non-monetary items in respect of which gains and losses are recognised directly in equity. Exchange differences arising from such non-monetary items are also recognised directly in equity.

(b)	Income taxes

Tax expense for the financial year represents the expected tax payable on the taxable income for the financial year, using tax rates enacted or substantially enacted at the reporting date, and any adjustment to tax payable in respect of previous years.

(c)	Financial instruments

A financial instrument is any contract that gives rise to a financial asset of one entity and a financial liability or equity instrument of another entity.

(i)	Financial assets

Financial assets are classified, at initial recognition, as subsequently measured at amortised cost, fair value through other comprehensive income (OCI) and fair value through profit or loss.

The classification of financial assets at initial recognition depends on the financial asset’s contractual cash flow characteristics and the Company’s business model for managing them. With the exception of trade receivables that do not contain a significant financing component or for which the Company has applied the practical expedient, the Company initially measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss, transaction costs. Trade receivables that do not contain a significant financing component or for which the Company has applied the practicar expedient are measured at the transaction price determined under IFRS 15.

In order for a financial asset to be classified and measured at amortised cost or fair value through OCI, it needs to give rise to cash flows that are ‘solely payments of principal and interest (SPPI)’ on the principal amount outstanding. This assessment is referred to as the SPPI test and is performed at an instrument level.

The Company’s business model for managing financial assets refers to how it manages its financial assets in order to generate cash flows. The business model determines whether cash flows will result from collecting contractual cash flows, selling the financial assets, or both.

Purchases or sales of financial assets that require delivery of assets within a time frame established by regulation or convention in the market place (regular way trades) are recognised on the trade date, i.e., the date that the Company commits to purchase or sell the asset.

11

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2019

4.	Significant accounting policies (continued)

(c)	Financial instruments (continued)

(i)	Financial assets (continued)

For purposes of subsequent measurement, financial assets are classified in four categories:

●	Financial assets at amortised cost (debt instruments)
●	Financial assets at fair value through OCI with recycling of cumulative gains and losses (debt instruments)
●	Financial assets designated at fair value through OCI with no recycling of cumulative gains and losses upon derecognition (equity instruments)
●	Financial assets at fair value through profit or loss

The Company only has financial assets at amortised cost.

Financial assets at amortised cost (debt instruments)

This category is the most relevant to the Company. The Company measure financial assets at amortised cost if both of the following conditions are met:

●	The financial asset is held within a business model with the objective to hold financial assets in order to collect contractual cash flows; and
●	The contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding

Financial assets at amortised cost are subsequently measured using the effective interest (EIR) method and are subject to impairment. Gains and losses are recognised in profit or loss when the asset is derecognised, modified or impaired.

Derecognition

A financial asset (or, where applicable, a part of a financial asset or part of a group of similar financial assets) is primarily derecognised when:

●	The rights to receive cash flows from the asset have expired; or

●	The Company has transferred its rights to receive cash flows from the asset or has assumed an obligation to pay the received cash flows in full without material delay to a third party under a ‘pass-through’ arrangement; and either (a) the Company has transferred substantially all the risks and rewards of the asset, or (b) the Company has neither transferred nor retained substantially all the risks and rewards of the asset, but has transferred control of the asset.

12

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2019

4.	Significant accounting policies (continued)

(c)	Financial instruments (continued)

(i)	Financial assets (continued)

Derecognition (continued)

When the Company has transferred its rights to receive cash flows from an asset or has entered into a pass-through arrangement, it evaluates if, and to what extent, it has retained the risks and rewards of ownership. When it has neither transferred nor retained substantially all of the risks and rewards of the asset, nor transferred control of the asset, the Company continue to recognise the transferred asset to the extent of its continuing involvement. In that case, the Company also recognises an associated liability. The transferred asset and the associated liability are measured on a basis that reflects the rights and obligations that the Company has retained.

Continuing involvement that takes the form of a guarantee over the transferred asset is measured at the lower of the original carrying amount of the asset and the maximum amount of consideration that the Company could be required to repay.

(ii)	Financial liabilities

Financial liabilities are classified according to the substance of the contractual arrangements entered into and the definitions of a financial liability.

Financial liabilities, within the scope of IFRS 9, are recognised in the statement of financial position when, and only when, the Company becomes a party to the contractual provisions of the financial instrument. Financial liabilities are classified as either financial liabilities at fair value through profit or loss or financial liabilities measured at amortised cost.

The subsequent measurement of financial liabilities depends on their classification as follows:

Financial liabilities at fair value through profit or loss

Financial liabilities at fair value through profit or loss include financial liabilities held for trading and financial liabilities designated upon initial recognition as at fair value through profit or loss.

Financial liabilities held for trading include derivatives entered into by the Company that do not meet the hedge accounting criteria. Derivative liabilities are initially measured at fair value and subsequently stated at fair value, with any resultant gains or losses recognised in profit or loss. Net gains or losses on derivatives include exchange differences.

The Company has no financial liabilities in this category.

13

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2019

4.	Significant accounting policies (continued)

(c)	Financial instruments (continued)

(ii)	Financial liabilities (continued)

Financial liabilities measured at amortised cost

The Company’s financial liabilities measured at amortised cost include trade and other payables.

Trade and other payables are recognised initially at fair value plus directly attributable transaction costs and subsequently measured at amortised cost using the effective interest method.

For other financial liabilities, gains and losses are recognised in profit or loss when the liabilities are derecognised, and through the amortisation process.

A financial liability is derecognised when the obligation under the liability is extinguished. When an existing financial liability is replaced by another from the same lender on substantially different terms, or the terms of an existing liability are substantially modified, such an exchange or modification is treated as a derecognition of the original liability and the recognition of a new liability, and the difference in the respective carrying amounts is recognised in profit or loss.

(d)	Intangible assets

Intangible asset of the Company consists of investment in cryptocurrency which has indefinite useful life and is tested for impairment annually, or more frequently if events and circumstances indicate that the carrying amount may be impaired. This Intangible asset is not amortised.

(e)	Cash and cash equivalents

Cash comprises cash in hand and at banks. Cash equivalents are highly liquid investments which are readily convertible to cash with short periods to maturity and are subject to an insignificant risk of changes in value.

(f)	Impairment

(i)	Impairment of financial assets

The Company recognises an allowance for expected credit losses (ECLs) for all debt instruments not held at fair value through profit or loss. ECLs are based on the difference between the contractual cash flows due in accordance with the contract and all the cash flows that the Company expects to receive, discounted at an approximation of the original effective interest rate. The expected cash flows will include cash flows from the sale of collateral held or other credit enhancements that are integral to the contractual terms.

14

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2019

4.	Significant accounting policies (continued)

(f)	Impairment (continued)

(i)	Impairment of financial assets (continued)

ECLs are recognised in two (2) stages. For credit exposures for which there has not been a significant increase in credit risk since initial recognition, ECLs are provided for credit losses that result from default events that are possible within the next 12-months (a 12-month ECL).For those credit exposures for which there has been a significant increase in credit risk since initial recognition, a loss allowance is required for credit losses expected over the remaining life of the exposure, irrespective of the timing of the default (a lifetime ECL).

For trade receivables and contract assets, the Company applies a simplified approach in calculating ECLs. Therefore, the Company does not track changes in credit risk, but instead recognises a loss allowance based on lifetime ECLs at each reporting date. The Company has established a provision matrix that is based on its historical credit loss experience, adjusted for forward-looking factors specific to the debtors and the economic environment.

For debt instruments at fair value through OCI, the Company applies the low credit risk simplification. At every reporting date, the Company evaluates whether the debt instrument is considered to have low credit risk using all reasonable and supportable information that is available without undue cost or effort. In making that evaluation, the Company reassesses the internal credit rating of the debt instrument. In addition, the Company considers that there has been a significant increase in credit risk when contractual payments are more than one year past due. It is the Company’s policy to measure ECLs on such instruments on a 12-month basis. However, when there has been a significant increase in credit risk since origination, the allowance will be based on the lifetime ECL.

The Company considers a financial asset in default when contractual payments are one year past due. However, in certain cases, the Company may also consider a financial asset to be in default when internal or external information indicates that the Company is unlikely to receive the outstanding contractual amounts in full before taking into account any credit enhancements held by the Company. A financial asset is written off when there is no reasonable expectation of recovering the contractual cash flows.

15

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2019

4.	Significant accounting policies (continued)

(f)	Impairment (continued)

(ii)	Impairment of non-financial assets

The Company assesses at each reporting date whether there is an indication that an asset may be impaired. If any such indication exists, or when an annual impairment assessment for an asset is required, the Company makes an estimate of the asset’s recoverable amount.

An asset’s recoverable amount is the higher of an asset’s fair value less costs to sell and its value in use. For the purpose of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash flows (cash-generating units (“CGU”)).

In assessing value in use, the estimated future cash flows expected to be generated by the asset are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. Where the carrying amount of an asset exceeds its recoverable amount, the asset is written down to its recoverable amount. Impairment losses recognised in respect of a CGU or groups of CGUs are allocated first to reduce the carrying amount of any goodwill allocated to those units or groups of units and then, to reduce the carrying amount of the other assets in the unit or groups of units on a pro-rata basis.

Impairment losses are recognised in profit or loss except for assets that are previously revalued where the revaluation was taken to other comprehensive income. In this case the impairment is also recognised in other comprehensive income up to the amount of any previous revaluation.

An assessment is made at each reporting date as to whether there is any indication that previously recognised impairment losses may no longer exist or may have decreased. A previously recognised impairment loss is reversed only if there has been a change in the estimates used to determine the asset’s recoverable amount since the last impairment loss was recognised. If that is the case, the carrying amount of the asset is increased to its recoverable amount. That increase cannot exceed the carrying amount that would have been determined, net of depreciation, had no impairment loss been recognised previously. Such reversal is recognised in profit or loss unless that asset is measured at revalued amount, in which case the reversal is treated as a revaluation increase. Impairment loss on goodwill is not reversed in a subsequent period.

16

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2019

4.	Significant accounting policies (continued)

(g)	Equity instruments

An equity instrument is any contract that evidences a residual interest in the assets of the Company after deducting all of its liabilities. Ordinary shares are classified as equity.

Ordinary shares are recorded at the proceeds received, net of directly attributable incremental transaction costs. Dividends on ordinary shares are recognised as an appropriation of retained profits upon declaration, and are only taken up as liabilities upon the necessary approval being obtained.

(h)	Provisions

Provisions are recognised when the Company has present legal or constructive obligation as a result of a past event and it is probable that an outflow of resources embodying economic benefits will be required to settle the obligations, and a reliable estimate of the amount can be made.

Provisions are reviewed at each reporting date and adjusted to reflect the current best estimate. If it is no longer probable that an outflow of resources embodying economic benefits will be required to settle the obligation, the provision will be reversed. Where the effect of the time value of money is material, provisions are discounted using a current per tax rate that reflects, where appropriate, the risks specific to the liability and the present value of the expenditure expected to be required to settle the obligation. When discounting is used, the increase in the provision due to the passage of time is recognised as finance cost.

(i)	Fair value measurement

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value measurement is based on the presumption that the transactions to sell the asset or transfer the liability takes place either:

(i)	In the principal market for the asset or liability, or

(ii)	In the absence of a principal market, in the most advantageous market for the asset or liability.

The principal or the most advantageous market must be accessible by the Company.

The fair value of an asset or liability is measured using the assumptions that market participants would use when pricing the asset or liability, assuming that market participants act in their economic best interest.

17

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2019

4.	Significant accounting policies (continued)

(i)	Fair value measurement (continued)

The fair value measurement of a non-financial asset takes into account a market participant’s ability to generate economic benefits by using the asset in its highest and best use or by selling it to another market participant that would use the asset in its highest and best use.

The Company uses valuation techniques that are appropriate in the circumstances and for which sufficient data are available to measure fair value, maximising the use of relevant observable inputs and minimising the use unobservable inputs.

All assets and liabilities for which fair value is measured or disclosed in the financial statements are categorised within the fair value hierarchy, described as follows, based on the lowest level input that is significant to the fair value measurement as a whole:

(i)	Level 1 - Quoted (unadjusted) market prices in active markets for identical assets or liabilities

(ii)	Level 2 - Valuation techniques for which the lowest level input that is significant to the fair value measurement is directly or indirectly observable

(iii)	Level 3 - Valuation techniques for which the lowest level input that is significant to the fair value measurement is unobservable

For assets and liabilities that are recognised in the financial statements on a recurring basis, the Company determines whether transfers have occurred between levels in the hierarchy by re-assessing categorisation (based on the lowest level input that is significant to the fair value measurement as a whole) at the end of each reporting period.

5.	Other operating expense

	1.1.2019 to 31.12.2019 USD	Unaudited 30.11.2018 to 31.12.2018 USD

Impairment loss on investment in subsidiary (Note 8)	110,037	-

18

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2019

6.	Loss before taxation

	1.1.2019 to 31.12.2019 USD	Unaudited 30.11.2018 to 31.12.2018 USD

Other than as disclosed in Note 5, loss before taxation is arrived at after charging

Auditors’ remuneration:	3,800	-

7.	Income tax expense

	1.1.2019 to 31.12.2019 USD	Unaudited 30.11.2018 to 31.12.2018 USD

Current taxation

- Labuan Business Activity Tax Act	-	-

For the current and prior financial year, the Company is subject to tax charged at the rate of Twenty Four Percent (24%) upon any profit before taxation pursuant to Section 2B(1A) of the Labuan Business Activity Tax (Amendment) Act, 2020 as it is unable to satisfy the economic substance regulations under the Labuan Business Activity Tax (Requirements for Labuan Business Activity) Regulations 2018. However, the Company made losses for both financial years and therefore not subject to tax.

8.	Investment in subsidiary

	31.12.2019 USD	Unaudited 30.11.2018 to 31.12.2018 USD

Unquoted share at cost	150,000
Less: Allowance for impairment	(110,037)
	39,963

Detail of the subsidiary company, which is incorporated in Malaysia is as follows:

	Group’s effective percentage of equity capital
Name of subsidiary company	2019	2018	Principal activity
	%	%
Belfries International Limited	100	-	Dormant

The Company acquired 100% equity interests in Belfries International Limited on 1 April 2020 for a total consideration of USD150,000.

19

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2019

9.	Intangible assets

Cryptocurrency
USD
Cost
At 30 November 2018 (date of incorporation)	-
Additions	3,332,030
At 1 January 2019/31 December 2019	3,332,030

Cryptocurrency has indefinite useful life and is not amortised. This cryptocurrency consisting of 1,196,420 Belrium coins at USO 2.785 per coin was acquired in 20 December 2018 from a director of the Company.

10.	Cash and cash equivalents

	31.12.2019 USD	Unaudited 31.12.2018 USD

Cash at banks/Cash and cash equivalents	1,801	-

11.	Share capital

Issued and fully paid	31.12.2019 USD	Unaudited 31.12.2018 USD

Ordinary share	10,000	10,000

12.	Accumulated losses

The Company’s policy is to treat all gains and losses that pass through the statement of comprehensive income (i.e. non-owner transactions or events) as revenue reserves. Other than retained profits, all other revenue reserves are regarded as non-distributable in the form of cash dividends to shareholders. Accumulated losses is the opposite of retained profits and when an entity in the Company is in an accumulated loss position, it is prohibited from disturbing cash dividends to shareholders.

20

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2019

13.	Trade and other payables

	31.12.2019 USD	Unaudited 31.12.2018 USD

Other payables

Accruals	9,375	1,800
Amount due to a director	3,474,565	3,322,030
Total trade and other payables	3,483,940	3,323,830

Amount due to a director includes an amount of USD3,332,030 on acquisition of intangible assets as explained in Note 9 and is unsecured, interest free and repayable on demand.

14.	Related party disclosures

Control relationship

The Company has no immediate parent. Related party transactions

The Group’s and Company’s related party transactions are as follows:

	31.12.2019 USD	Unaudited 31.12.2018 USD

With a director:
- Purchase of cryptocurrency	-	3,332,030

With a related party:
- Mining fee	1,575	-

The terms and conditions and prices of the above transaction are mutually agreed between the parties.

15.	Financial instruments

(a)	Categories of financial instruments

	31.12.2019 USD	31.12.2018 USD

Financial asset
Debt instruments measured at amortised cost
Cash at banks	1,801	-

21

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2019

15.	Financial instruments (continued)

(a)	Categories of financial instruments (continued)

Financial liability	31.12.2019 USD	31.12.2018 USD

Financial liability measured at amortised cost
Trade and other payables	3,483,940	3,323,830

(b)	Financial risk management

The Company is exposed to financial risks arising from their operations and the use of financial instruments. The key financial risks include credit risk and liquidity risk.

The Directors reviews and agrees policies and procedures for the management of these risks, which are executed by the management team.

The following sections provide details regarding the Company’s exposure to the above-mentioned financial risks and the objectives, policies and processes for the management of these risk.

(i)	Credit risk

Credit risk is the risk of loss that may arise on outstanding financial instruments should a counterparty default on its obligations. For other financial assets (including cash and bank balances), the Company minimises credit risk by dealing exclusively with high credit rating counterparties.

The Company’s objective is to seek continual revenue growth while minimising losses incurred due to increased credit risk exposure.

As at the reporting date, the Company’s maximum exposures to credit risk are represented by the carrying amount of each class of financial assets recognised in the statement of financial position.

Cash and cash equivalents

The cash and cash equivalents are held with bank. As at the end of the reporting period, the maximum exposure to credit risk is represented by its carrying amount in the statement of financial position.

The bank has low credit risk. Consequently, the Company are of the view that loss allowance is not material and hence, it is not provided for.

22

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2019

14.	Financial instruments (continued)

(b)	Financial risk management (continued)

(ii)	Liquidity risk

Liquidity risk arises mainly from general funding and business activities. The Company maintains a level of cash and cash equivalents deemed adequate by the Director to ensure, as far as possible, that it will have sufficient liquidity to meet its liabilities when they fall due.

The following table sets out the maturity profile of the financial liabilities as at the end of the reporting period based on contractual undiscounted cash flows (including interest payments computed using contractual rates or, if floating, based on the rates at the end of the reporting period):

	Carrying amount	Contractual undiscounted cash flows	Within 1 year	1-5 Years
2019	USD	USD	USD	USD

Trade and other payables	3,483,940	3,483,940	3,483,940	-

	Carrying amount	Contractual undiscounted cash flows	Within 1 year	1-5 Years
2018	USD	USD	USD	USD

Trade and other payables	3,323,830	3,323,830	3,323,830	-

15.	Fair value information

The financial assets and financial liabilities maturing within the next twelve (12) months approximated their fair values due to the relatively short-term maturity of the financial instruments.

16.	Subsequent event

On 9 July 2020, the Company had acquired Belfircs Academy Sdn. Bhd. with 100% equity interest.

23

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

DETAILED STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME FOR THE FINANCIAL YEAR ENDED 31 DECEMBER 2019

	1.1.2019 to	30.11.2018 to
	31.12.2019	31.12.2018
	USD	USD
Revenue	-	-

Less: Administrative expenses
Auditors’ remuneration	3,800	-
Bank charges	84	-
Mining Fee	1,575	-
Professional fee	2,850	1,800
	8,309	1,800
Less: Other operating expense

Impairment loss on investment in subsidiary	110,037	-
Loss before taxation	(118,346)	(1,800)

This Statement is prepared for management purposes only and does not form part of the statutory audited financial statements of the Company.

24

Belfries Holding Limited

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

Reports and Financial Statements

For The Financial Year Ended

31 December 2020

(In US Dollars)

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

STATEMENT BY DIRECTOR

I, Praveenkumar Vijayakumar, being the Director of BELFRICS HOLDING LIMITED, do hereby state that in my opinion, the financial statements set out on pages 5 to 23 are drawn up in accordance with Malaysian Financial Reporting Standards and International Financial Reporting Standards so as to give a true and fair view of the financial position of the Company as at 31 December 2020 and of its financial performance and cash flows for the financial year ended on that date.

Praveenkumar Vijayakumar

Dated	01 OCT 2021

1

INDEPENDENT AUDITORS REPORT TO THE MEMBERS OF BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

REPORT ON THE AUDIT OF THE FINANCIAL STATEMENTS

Disclaimer of Opinion

We were engaged to audit the financial statements of BELFRICS HOLDING LIMITED, which comprise the statement of financial position as at 31 December 2020 of the Company, and the statement of profit or loss and other comprehensive income, statement of changes in equity and statement of cash flows for the year then ended, and notes to the financial statements, including a summary of significant accounting policies, as set out on pages 5 to 23.

We do not express an opinion on the accompanying financial statements of the Company. Because of the significance of the matters described in the Basis for Disclaimer of Opinion section of our report, we have not been able to obtain sufficient appropriate audit evidence to provide a basis for an audit opinion on these financial statements.

Basis for Disclaimer of Opinion

1.	Intangible assets

The intangible asset as of 31 December 2020 of USD3,332,030 consists of Belrium cryptocurrency for which we are unable to obtain sufficient appropriate audit evidence in order to satisfy ourselves as to the accuracy, existence, completeness, rights and obligation and valuation of this intangible asset.

2.	Consolidation

The Company has 100% equity interests in Belfics International Limited but did not prepare consolidated financial statements of the Group, which represents a departure from Malaysian Financial Reporting Standard (MFRS) 10, Consolidated and Separate Financial Statements.

Material Uncertainty Related to Going Concern

We draw attention to Note 2 in the financial statements, which indicates that the Company incurred a net loss of USD32,466 during the financial year ended 31 December 2020 and, as of that date, the Company’s current liability exceeded its current asset by USD3,500,951 and there is a deficiency in shareholders’ funds of USD142,612. As stated in Note 2, these events or conditions, along with other matters as set forth in Note 2, indicate that a material uncertainty exists that may cast significant doubt on the Company’s ability to continue as a going concern. Our opinion is not modified in respect of this matter.

Tel +6087-442 212 • Fax +6087-428 828 • Email: pkfkk@pkfmalaysia.com • Web: www.pkfmalaysia.com Level 1 • Lot 8 Block F • Saguking Commercial Building • Jalan Patau-Patau • 87000 Labuan F.T. • Malaysia

PKF Malaysia is a member firm of the PKF International Limited family of legally independent firms and does not accept any responsibility or liability for the actions or inactions of any other individual member or correspondent firm or firms.

2

INDEPENDENT AUDITORS REPORT TO THE MEMBERS OF

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

(continued)

Responsibility of the Director for the Financial Statements

The Director of the Company is responsible for the preparation of these financial statements so as to give a true and fair view in accordance with Malaysian Financial Reporting Standards, International Financial Reporting Standards and the requirements of the Labuan Companies Act, 1990 in Malaysia. The Director is also responsible for such internal control as the Director determines is necessary to enable the preparation of financial statements that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements of the Company, the Director is responsible for assessing the Company’s ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless the Director either intend to liquidate the Company or to cease operations, or have no realistic alternative but to do so.

Auditors’ Responsibilities for the Audit of the Financial Statements

Our responsibility is to conduct and audit of the Company’s financial statements in accordance with approved standards on auditing in Malaysia and International Standards on Auditing, and to issue an auditors’ report. However, because of the matters described in the Basis of Disclaimer of Opinion section of our report, we are not able to obtain sufficient appropriate audit evidence to provide a basis for an audit opinion on these financial statements.

Independence and Other Ethical Responsibilities

We are independent of the Company in accordance with the By-Laws (on Professional Ethics, Conduct and Practice) of the Malaysian Institute of Accountants (“By-Laws”) and the International Ethics Standards Board for Accountants’ International Code of Ethics for Professional Accountants (including International Independence Standards) (“IESBA Code”), and we have fulfilled our other ethical responsibilities in accordance with the By laws and the IESBA Code.

3

INDEPENDENT AUDITORS REPORT TO THE MEMBERS OF

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

Other Matter

This report is made solely to the members of the Company, as a body, in accordance with Section 117 of the Labuan Companies Act, 1990 in Malaysia and for no other purpose. We do not assume responsibility to any other person for the content of this report.

PKF	DIVAHARAN SIVARAMAN KANNAN
AAL 0039	03446/08/2023 J
CHARTERED ACCOUNTANTS	CHARTERED ACCOUNTANT

Federal Territory of Labuan

Dated	01 OCT 2021

4

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME

FOR THE FINANCIAL YEAR ENDED 31 DECEMBER 2020

	Note	2020 USD	2019 USD
Revenue		-	-
Administrative expenses		(7,107)	(8,309)
Other operating expense	5	(25,359)	(110,037)
Loss before taxation	6	(32,466)	(118,346)
Income tax expense	7	-	-
Total comprehensive loss for the financial year		(32,466)	(118,346)

5

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

STATEMENT OF FINANCIAL POSITION AS AT 31 DECEMBER 2020

	Note	2020 USD	2019 USD
ASSETS
Non-current assets
Investment in subsidiary	8	26,309	39,963
Intangible assets	9	3,332,030	3,332,030
		3,358,339	3,371,993
Current asset
Cash and cash equivalents	10	4,284	1,801
		4,284	1,801
TOTAL ASSETS		3,362,623	3,373,794
EQUITY AND LIABILITY
Equity attributable to owners of the parent
Share capital	11	10,000	10,000
Accumulated losses	12	(152,612)	(120,146)
TOTAL EQUITY		(142,612)	(110,146)
Current liability
Trade and other payables	13	3,505,235	3,483,940
TOTAL LIABILITY		3,505,235	3,483,940
TOTAL EQUITY AND LIABILITY		3,362,623	3,373,794

6

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

STATEMENT OF CHANGES IN EQUITY

FOR THE FINANCIAL YEAR ENDED 31 DECEMBER 2020

	Share capital	Accumulated Losses	Total
	USD	USD	USD
At 1 January 2018	10,000	(1,800)	8,200
Total comprehensive loss for the financial year	-	(118,346)	(118,346)
At 31 December 2019	10,000	(120,146)	(110,146)
Total comprehensive loss for the financial year	-	(32,466)	(32,466)
At 31 December 2020	10,000	(152,612)	(142,612)

7

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

STATEMENT OF CASH FLOWS

FOR THE FINANCIAL YEAR ENDED 31 DECEMBER 2020

	Note	2020 USD	2019 USD
Cash flows from operating activities
Loss before taxation		(32,466)	(118,346)
Adjustments for:
Impairment loss on investments		25,359	110,037
Operating loss before working capital changes		(7,107)	(8,309)
Change in payables		21,295	160,110
Net cash from operations		14,188	151,801
Cash flow from investing activity
Acquisition of investment in subsidiary		(11,705)	(150,000)
Net cash used in investing activity		(11,705)	(150,000)
Net increase in cash and cash equivalents		2,483	1,801
Cash and cash equivalents at beginning of the financial year		1,801	-
Cash and cash equivalents at end of financial year	10	4,284	1,801

8

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2020

1.	General information

The Company was registered under the Labuan Companies Act, 1990 on 30 November 2018. The Company is principally engaged in investment holding and investment in cryptocurrency.

The registered office of the Company is located at Level 9F(2), Main Office Tower, Financial Park Labuan, Jalan Merdeka, 87000 F.T. Labuan, Malaysia.

2.	Basis of preparation

The significant accounting policies adopted by the Company are consistent with those adopted in previous financial year unless otherwise stated.

The financial statements of the Company are prepared under the historical cost convention, other than as disclosed in the notes to the financial statements, and in accordance with the Malaysian Financial Reporting Standards (‘MFRSs’) in Malaysia and International Financial Reporting Standards. The financial statements are prepared in United States Dollars (USO) which is the Company’s functional currency.

The financial statements are also prepared on the going concern basis. However, as at 31 December 2019, the Company incurred a net loss of USD32,466. As at that date, the Company’s current liability exceeded its current asset by USD3,500,951 and there is a deficiency in shareholders’ funds of USD142,612. The ability of the Company to continue as a going concern and meet its obligations is therefore dependent on the financial support of the shareholders who are also the Directors of the Company and the achievement of future profitable operations by the Company.

Without such financial support and the achievement of future profitable operations, the Company may not be able to continue as a going concern and adjustments may have to be made to reflect the situation that assets may need to be realised other than the amounts at which they are currently recorded in the Statement of Financial Position. In addition, the Company may have to provide for future liabilities that might arise. The Directors are of the opinion that the Company will be able to achieve future profitable operations and have undertaken to provide continuing financial support to the Company, and therefore believe that it is appropriate for the financial statements of the Company to be prepared on the going concern basis.

(a)	Adoption of new and revised MFRSs

During the financial year, the Company adopted certain new accounting standards and amendments to standards issued by the Malaysian Accounting Standards Board that are mandatory for current financial year. These standards and amendment to standards did not have any material impact and are therefore not disclosed.

(b)	Standards issued but not yet effective

Certain new accounting standards and interpretations have been issued but not yet effective for 31 December 2020 reporting periods and have not been early adopted by the Company. These standards are not expected to have a material impact on the Company in the current or future reporting periods.

9

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2020

3.	Significant accounting judgments and estimates

The preparation of the Company’s financial statements requires management to make judgements, estimates and assumptions that affect the reported amounts of revenues, expenses, assets and liabilities, and the disclosure of contingent liabilities at the reporting date. However, uncertainty about these assumptions and estimates could result in outcomes that could require a material adjustment to the carrying amount of the asset or liability affected in the future periods.

Key sources of estimation uncertainty

The key assumptions concerning the future and other key sources of estimation uncertainty at the reporting date that have a significant risk of causing a material adjustment to the carrying amounts of assets and liabilities within the next financial year are discussed below:

(i)	Impairment of investment in subsidiary company

Investment in subsidiary company is reviewed for impairment annually in accordance with its accounting policy as disclosed in Note 4 (f)(ii) to the financial statements, or whenever events or changes in circumstances indicate that the carrying value may not be recoverable.

Significant judgement is required in the estimation of the recoverable amounts which is based on the net tangible assets of the subsidiary.

(ii)	Impairment of intangible asset

The Company tests for impairment of indefinite useful life intangible asset at each reporting date. Where the Directors estimates the recoverable amount of the asset based on it’s higher of value in use (VIU) OR fair value less costs to dispose (“FVLCD”) is lower than it’s carrying amount, an adjustment for impairment is affected.

4.	Significant accounting policies

(a)	Foreign currency transactions

In preparing the financial statements of the individual entities, transactions in currencies other than the entity’s functional currency (foreign currencies) are recorded in the functional currencies using the exchange rates prevailing at the dates of the transactions. At each financial year end, monetary items denominated in foreign currencies are translated at the rates prevailing on the reporting date. Non-monetary items carried at fair value that are denominated in foreign currencies are translated at the rates prevailing on the date when the fair value was determined. Non-monetary items that are measured in terms of historical cost in a foreign currency are not translated.

Exchange differences arising in the settlement of monetary items, and on the translation of monetary items, are included in profit or loss for the period.

10

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2020

4.	Significant accounting policies (continued)

(a)	Foreign currency transactions (continued)

Exchange differences arising on the translation of non-monetary items carried at fair value are included in profit or loss for the period except for the differences arising on the translation of non-monetary items in respect of which gains and losses are recognised directly in equity. Exchange differences arising from such non-monetary items are also recognised directly in equity.

(b)	Income taxes

Tax expense for the financial year represents the expected tax payable on the taxable income for the financial year, using tax rates enacted or substantially enacted at the reporting date, and any adjustment to tax payable in respect of previous years.

(c)	Financial instruments

A financial instrument is any contract that gives rise to a financial asset of one entity and a financial liability or equity instrument of another entity.

(i)	Financial assets

Financial assets are classified, at initial recognition, as subsequently measured at amortised cost, fair value through other comprehensive income (OCI) and fair value through profit or loss.

The classification of financial assets at initial recognition depends on the financial asset’s contractual cash flow characteristics and the Company’s business model for managing them. With the exception of trade receivables that do not contain a significant financing component or for which the Company has applied the practical expedient, the Company initially measures a financial asset at its fair value plus, in the case of a financial asset not at fair value through profit or loss, transaction costs. Trade receivables that do not contain a significant financing component or for which the Company has applied the practical expedient are measured at the transaction price determined under IFRS 15.

In order for a financial asset to be classified and measured at amortised cost or fair value through OCI, it needs to give rise to cash flows that are ‘solely payments of principal and interest (SPPI)’ on the principal amount outstanding. This assessment is referred to as the SPPI test and is performed at an instrument level.

The Company’s business model for managing financial assets refers to how it manages its financial assets in order to generate cash flows. The business model determines whether cash flows will result from collecting contractual cash flows, selling the financial assets, or both.

Purchases or sales of financial assets that require delivery of assets within a time frame established by regulation or convention in the market place (regular way trades) are recognised on the trade date, i.e., the date that the Company commits to purchase or sell the asset.

11

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2020

4.	Significant accounting policies (continued)

(c)	Financial instruments (continued)

(i)	Financial assets (continued)

For purposes of subsequent measurement, financial assets are classified in four categories:

●	Financial assets at amortised cost (debt instruments)
●	Financial assets at fair value through OCI with recycling of cumulative gains and losses (debt instruments)
●	Financial assets designated at fair value through OCI with no recycling of cumulative gains and losses upon derecognition (equity instruments)
●	Financial assets at fair value through profit or loss

The Company only has financial assets at amortised cost.

Financial assets at amortised cost (debt instruments)

This category is the most relevant to the Company. The Company measure financial assets at amortised cost if both of the following conditions are met:

●	The financial asset is held within a business model with the objective to hold financial assets in order to collect contractual cash flows; and
●	The contractual terms of the financial asset give rise on specified dates to cash flows that are solely payments of principal and interest on the principal amount outstanding

Financial assets at amortised cost are subsequently measured using the effective interest (EIR) method and are subject to impairment. Gains and losses are recognised in profit or loss when the asset is derecognised, modified or impaired.

Derecognition

A financial asset (or, where applicable, a part of a financial asset or part of a group of similar financial assets) is primarily derecognised when:

●	The rights to receive cash flows from the asset have expired; or

●	The Company has transferred its rights to receive cash flows from the asset or has assumed an obligation to pay the received cash flows in full without material delay to a third party under a ‘pass-through’ arrangement; and either (a) the Company has transferred substantially all the risks and rewards of the asset, or (b) the Company has neither transferred nor retained substantially all the risks and rewards of the asset, but has transferred control of the asset.

12

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2020

4.	Significant accounting policies (continued)

(c)	Financial instruments (continued)

(i)	Financial assets (continued)

Derecognition (continued)

When the Company has transferred its rights to receive cash flows from an asset or has entered into a pass-through arrangement, it evaluates if, and to what extent, it has retained the risks and rewards of ownership. When it has neither transferred nor retained substantially all of the risks and rewards of the asset, nor transferred control of the asset, the Company continue to recognise the transferred asset to the extent of its continuing involvement. In that case, the Company also recognises an associated liability. The transferred asset and the associated liability are measured on a basis that reflects the rights and obligations that the Company has retained.

Continuing involvement that takes the form of a guarantee over the transferred asset is measured at the lower of the original carrying amount of the asset and the maximum amount of consideration that the Company could be required to repay.

(ii)	Financial liabilities

Financial liabilities are classified according to the substance of the contractual arrangements entered into and the definitions of a financial liability.

Financial liabilities, within the scope of IFRS 9, are recognised in the statement of financial position when, and only when, the Company becomes a party to the contractual provisions of the financial instrument. Financial liabilities are classified as either financial liabilities at fair value through profit or loss or financial liabilities measured at amortised cost.

The subsequent measurement of financial liabilities depends on their classification as follows:

Financial liabilities at fair value through profit or loss

Financial liabilities at fair value through profit or loss include financial liabilities held for trading and financial liabilities designated upon initial recognition as at fair value through profit or loss.

Financial liabilities held for trading include derivatives entered into by the Company that do not meet the hedge accounting criteria. Derivative liabilities are initially measured at fair value and subsequently stated at fair value, with any resultant gains or losses recognised in profit or loss. Net gains or losses on derivatives include exchange differences.

The Company has no financial liabilities in this category.

13

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2020

4.	Significant accounting policies (continued)

(c)	Financial instruments (continued)

(ii)	Financial liabilities (continued)

Financial liabilities measured at amortised cost

The Company’s financial liabilities measured at amortised cost include trade and other payables.

Trade and other payables are recognised initially at fair value plus directly attributable transaction costs and subsequently measured at amortised cost using the effective interest method.

For other financial liabilities, gains and losses are recognised in profit or loss when the liabilities are derecognised, and through the amortisation process.

A financial liability is derecognised when the obligation under the liability is extinguished. When an existing financial liability is replaced by another from the same lender on substantially different terms, or the terms of an existing liability are substantially modified, such an exchange or modification is treated as a derecognition of the original liability and the recognition of a new liability, and the difference in the respective carrying amounts is recognised in profit or loss.

(d)	Intangible assets

Intangible asset of the Company consists of investment in cryptocurrency which has indefinite useful life and is tested for impairment annually, or more frequently if events and circumstances indicate that the carrying amount may be impaired. This Intangible asset is not amortised.

(e)	Cash and cash equivalents

Cash comprises cash in hand and at banks. Cash equivalents are highly liquid investments which are readily convertible to cash with short periods to maturity and are subject to an insignificant risk of changes in value.

(f)	Impairment

(i)	Impairment of financial assets

The Company recognises an allowance for expected credit losses (ECLs) for all debt instruments not held at fair value through profit or loss. ECLs are based on the difference between the contractual cash flows due in accordance with the contract and all the cash flows that the Company expects to receive, discounted at an approximation of the original effective interest rate. The expected cash flows will include cash flows from the sale of collateral held or other credit enhancements that are integral to the contractual terms.

14

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2020

4.	Significant accounting policies (continued)

(f)	Impairment (continued)

(i)	Impairment of financial assets (continued)

ECLs are recognised in two (2) stages. For credit exposures for which there has not been a significant increase in credit risk since initial recognition, ECLs are provided for credit losses that result from default events that are possible within the next 12-months (a 12-month ECL).For those credit exposures for which there has been a significant increase in credit risk since initial recognition, a loss allowance is required for credit losses expected over the remaining life of the exposure, irrespective of the timing of the default (a lifetime ECL).

For trade receivables and contract assets, the Company applies a simplified approach in calculating ECLs. Therefore, the Company does not track changes in credit risk, but instead recognises a loss allowance based on lifetime ECLs at each reporting date. The Company has established a provision matrix that is based on its historical credit loss experience, adjusted for forward-looking factors specific to the debtors and the economic environment.

For debt instruments at fair value through OCI, the Company applies the low credit risk simplification. At every reporting date, the Company evaluates whether the debt instrument is considered to have low credit risk using all reasonable and supportable information that is available without undue cost or effort. In making that evaluation, the Company reassesses the internal credit rating of the debt instrument. In addition, the Company considers that there has been a significant increase in credit risk when contractual payments are more than one year past due. It is the Company’s policy to measure ECLs on such instruments on a 12-month basis. However, when there has been a significant increase in credit risk since origination, the allowance will be based on the lifetime ECL.

The Company considers a financial asset in default when contractual payments are one year past due. However, in certain cases, the Company may also consider a financial asset to be in default when internal or external information indicates that the Company is unlikely to receive the outstanding contractual amounts in full before taking into account any credit enhancements held by the Company. A financial asset is written off when there is no reasonable expectation of recovering the contractual cash flows.

15

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2020

4.	Significant accounting policies (continued)

(f)	Impairment (continued)

(ii)	Impairment of non-financial assets

The Company assesses at each reporting date whether there is an indication that an asset may be impaired. If any such indication exists, or when an annual impairment assessment for an asset is required, the Company makes an estimate of the asset’s recoverable amount.

An asset’s recoverable amount is the higher of an asset’s fair value less costs to sell and its value in use. For the purpose of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash flows (cash-generating units (“CGU”)).

In assessing value in use, the estimated future cash flows expected to be generated by the asset are discounted to their present value using a pre-tax discount rate that reflects current market assessments of the time value of money and the risks specific to the asset. Where the carrying amount of an asset exceeds its recoverable amount, the asset is written down to its recoverable amount. Impairment losses recognised in respect of a CGU or groups of CGUs are allocated first to reduce the carrying amount of any goodwill allocated to those units or groups of units and then, to reduce the carrying amount of the other assets in the unit or groups of units on a pro-rata basis.

Impairment losses are recognised in profit or loss except for assets that are previously revalued where the revaluation was taken to other comprehensive income. In this case the impairment is also recognised in other comprehensive income up to the amount of any previous revaluation.

An assessment is made at each reporting date as to whether there is any indication that previously recognised impairment losses may no longer exist or may have decreased. A previously recognised impairment loss is reversed only if there has been a change in the estimates used to determine the asset’s recoverable amount since the last impairment loss was recognised. If that is the case, the carrying amount of the asset is increased to its recoverable amount. That increase cannot exceed the carrying amount that would have been determined, net of depreciation, had no impairment loss been recognised previously. Such reversal is recognised in profit or loss unless that asset is measured at revalued amount, in which case the reversal is treated as a revaluation increase. Impairment loss on goodwill is not reversed in a subsequent period.

16

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2020

4.	Significant accounting policies (continued)

(g)	Equity instruments

An equity instrument is any contract that evidences a residual interest in the assets of the Company after deducting all of its liabilities. Ordinary shares are classified as equity.

Ordinary shares are recorded at the proceeds received, net of directly attributable incremental transaction costs. Dividends on ordinary shares are recognised as an appropriation of retained profits upon declaration, and are only taken up as liabilities upon the necessary approval being obtained.

(h)	Provisions

Provisions are recognised when the Company has present legal or constructive obligation as a result of a past event and it is probable that an outflow of resources embodying economic benefits will be required to settle the obligations, and a reliable estimate of the amount can be made.

Provisions are reviewed at each reporting date and adjusted to reflect the current best estimate. If it is no longer probable that an outflow of resources embodying economic benefits will be required to settle the obligation, the provision will be reversed. Where the effect of the time value of money is material, provisions are discounted using a current per tax rate that reflects, where appropriate, the risks specific to the liability and the present value of the expenditure expected to be required to settle the obligation. When discounting is used, the increase in the provision due to the passage of time is recognised as finance cost.

(i)	Fair value measurement

Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value measurement is based on the presumption that the transactions to sell the asset or transfer the liability takes place either:

(i)	In the principal market for the asset or liability, or

(ii)	In the absence of a principal market, in the most advantageous market for the asset or liability.

The principal or the most advantageous market must be accessible by the Company.

The fair value of an asset or liability is measured using the assumptions that market participants would use when pricing the asset or liability, assuming that market participants act in their economic best interest.

17

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2020

4.	Significant accounting policies (continued)

(i)	Fair value measurement (continued)

The fair value measurement of a non-financial asset takes into account a market participant’s ability to generate economic benefits by using the asset in its highest and best use or by selling it to another market participant that would use the asset in its highest and best use.

The Company uses valuation techniques that are appropriate in the circumstances and for which sufficient data are available to measure fair value, maximising the use of relevant observable inputs and minimising the use unobservable inputs.

All assets and liabilities for which fair value is measured or disclosed in the financial statements are categorised within the fair value hierarchy, described as follows, based on the lowest level input that is significant to the fair value measurement as a whole:

(i)	Level 1 - Quoted (unadjusted) market prices in active markets for identical assets or liabilities

(ii)	Level 2 - Valuation techniques for which the lowest level input that is significant to the fair value measurement is directly or indirectly observable

(iii)	Level 3 - Valuation techniques for which the lowest level input that is significant to the fair value measurement is unobservable

For assets and liabilities that are recognised in the financial statements on a recurring basis, the Company determines whether transfers have occurred between levels in the hierarchy by re-assessing categorisation (based on the lowest level input that is significant to the fair value measurement as a whole) at the end of each reporting period.

5.	Other operating expense

	2020 USD	2019 USD

Impairment loss on investment in subsidiary (Note 8)	25,359	110,037

6.	Loss before taxation

	2020 USD	2019 USD

Other than as disclosed in Note 5, loss before taxation is arrived at after charging

Auditors’ remuneration:	3,800	3,800

18

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2020

7.	Income tax expense

	2020 USD	2019 USD

Current taxation

- Labuan Business Activity Tax Act	-	-

For the current and prior financial year, the Company is subject to tax charged at the rate of Twenty Four Percent (24%) upon any profit before taxation pursuant to Section 2B(1A) of the Labuan Business Activity Tax (Amendment) Act, 2020 as it is unable to satisfy the economic substance regulations under the Labuan Business Activity Tax (Requirements for Labuan Business Activity) Regulations 2018. However, the Company made losses for both financial years and therefore not subject to tax.

8.	Investment in subsidiary

	2020 USD	2019 USD

Unquoted share at cost	161,705	150,000
Less: Allowance for impairment	(135,396)	(110,037)
	26,309	39,963

Detail of the subsidiary company, which is incorporated in Malaysia is as follows:

	Group’s effective percentage of equity capital
Name of subsidiary company	2020	2019	Principal activity
	%	%
Belfrics International Limited	100	100	Dormant
Belfrics International Limited	100	-	Dormant

2020

The Company acquired 100% equity interests in Belfries Academy Sdn. Bhd. on 9 July 2020 for a total consideration of USD11,705.

2019

The Company acquired 100% equity interests in Belfries International Limited on 1 April 2020 for a total consideration of USD150,000.

19

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2020

8.	Investment in subsidiary (continued)

Movement of the allowance for Impairment account is as follows:

USD

At 1 January 2018	-
Charge for the financial year (Note 5)	110,037
At 31 December 2019	110,037
Charge for the financial year (Note 5)	25,359
At 31 December 2020	135,396

9.	Intangible assets

Cryptocurrency
USD
Cost
At 1 January 2019/31 December 2019/ - 31 December 2020	3,332,030

Cryptocurrency has indefinite useful life and is not amortised. This cryptocurrency consisting of 1,196,420 Belrium coins at USO 2.785 per coin was acquired in 20 December 2018 from a director of the Company.

10.	Cash and cash equivalents

	2020 USD	2019 USD

Cash at banks/Cash and cash equivalents	4,284	1,801

11.	Share capital

Issued and fully paid	2020 USD	2019 USD

Ordinary share	10,000	10,000

12.	Accumulated losses

The Company’s policy is to treat all gains and losses that pass through the statement of comprehensive income (i.e. non-owner transactions or events) as revenue reserves. Other than retained profits, all other revenue reserves are regarded as non-distributable in the form of cash dividends to shareholders. Accumulated losses is the opposite of retained profits and when an entity in the Company is in an accumulated loss position, it is prohibited from disturbing cash dividends to shareholders.

20

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2020

13.	Trade and other payables

	2020 USD	2019 USD

Other payables

Accruals	16,502	9,375
Amount due to a director	3,488,733	3,474,565
Total trade and other payables	3,505,235	3,483,940

Amount due to a director includes an amount of USD3,332,030 on acquisition of intangible assets as explained in Note 9 and is unsecured, interest free and repayable on demand.

14.	Related party disclosures

Control relationship

The Company has no immediate parent.

Related party transactions

The Group’s and Company’s related party transactions are as follows:

	2020 USD	2019 USD

With a related party:
- Mining fee	3,150	1,575

The terms and conditions and prices of the above transaction are mutually agreed between the parties.

15.	Financial instruments

(a)	Categories of financial instruments

	2020 USD	2019 USD

Financial asset
Debt instruments measured at amortised cost
Cash at banks	4,284	1,801

Financial liability	2020 USD	2019 USD

Financial liability measured at amortised cost
Trade and other payables	3,505,235	3,483,940

21

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2020

15.	Financial instruments (continued)

(b)	Financial risk management

The Company is exposed to financial risks arising from their operations and the use of financial instruments. The key financial risks include credit risk and liquidity risk.

The Directors reviews and agrees policies and procedures for the management of these risks, which are executed by the management team.

The following sections provide details regarding the Company’s exposure to the above-mentioned financial risks and the objectives, policies and processes for the management of these risk.

(i)	Credit risk

Credit risk is the risk of loss that may arise on outstanding financial instruments should a counterparty default on its obligations. For other financial assets (including cash and bank balances), the Company minimises credit risk by dealing exclusively with high credit rating counterparties.

The Company’s objective is to seek continual revenue growth while minimising losses incurred due to increased credit risk exposure.

As at the reporting date, the Company’s maximum exposures to credit risk are represented by the carrying amount of each class of financial assets recognised in the statement of financial position.

Cash and cash equivalents

The cash and cash equivalents are held with bank. As at the end of the reporting period, the maximum exposure to credit risk is represented by its carrying amount in the statement of financial position.

The bank has low credit risk. Consequently, the Company are of the view that loss allowance is not material and hence, it is not provided for.

(ii)	Liquidity risk

Liquidity risk arises mainly from general funding and business activities. The Company maintains a level of cash and cash equivalents deemed adequate by the Director to ensure, as far as possible, that it will have sufficient liquidity to meet its liabilities when they fall due.

22

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

NOTES TO THE FINANCIAL STATEMENTS AT 31 DECEMBER 2020

15.	Financial instruments (continued)

(b)	Financial risk management (continued)

(ii)	Liquidity risk (Continued)

The following table sets out the maturity profile of the financial liabilities as at the end of the reporting period based on contractual undiscounted cash flows (including interest payments computed using contractual rates or, if floating, based on the rates at the end of the reporting period):

	Carrying amount	Contractual undiscounted cash flows	Within 1 year	1-5 Years
2020	USD	USD	USD	USD

Trade and other payables	3,505,235	3,505,235	3,505,235	-

	Carrying amount	Contractual undiscounted cash flows	Within 1 year	1-5 Years
2019	USD	USD	USD	USD

Trade and other payables	3,483,940	3,483,940	3,483,940	-

16.	Fair value information

The financial assets and financial liabilities maturing within the next twelve (12) months approximated their fair values due to the relatively short-term maturity of the financial instruments.

23

BELFRICS HOLDING LIMITED

(Co. No. LL15351)

(Registered in the Federal Territory of Labuan)

DETAILED STATEMENT OF PROFIT OR LOSS AND OTHER COMPREHENSIVE INCOME FOR THE FINANCIAL YEAR ENDED 31 DECEMBER 2020

	2020 USD	2019 USD

Revenue	-	-

Less: Administrative expenses
Auditors’ remuneration	3,800	3,800
Bank charges	157	84
Mining Fee	3,150	1,575
Professional fee	-	2,850
	7,107	8,309
Less: Other operating expense

Impairment loss on investment in subsidiary	25,359	110,037
Loss before taxation	(32,466)	(118,346)

This Statement is prepared for management purposes only and does not form part of the statutory audited financial statements of the Company.

24

Belfries Academy Sdn. Bhd

(Co. No. 1274981 - U)

(Incorporated in Malaysia)

Reports and Financial Statements

For The Financial Period

From 4 April 2018 (Date of Incorporation)

to 30 June 2019

(In Ringgit Malaysia)

BELFRICS ACADEMY SDN. BHD

(Co. No. 1274981 - U)

(Incorporated in Malaysia)

BELFRICS ACADEMY SDN. BHD

(Co. No. 1274981 - U)

(Incorporated in Malaysia)

DIRECTORS' REPORT

The Directors hereby submit their report and the audited financial statements of the Company for the financial period from 4 April 2018 (Date of Incorporation) to 30 June 2019.

Principal activity

The Company was incorporated on 4 April 2018 and principally engaged in carrying out education business related to blockchain during the financial period.

Results	RM

Loss for the financial period	39,986

Reserves and provisions

There were no material transfers to or from reserves and provisions during the financial period except as disclosed in the financial statements.

Dividends

No dividend has been paid, declared or proposed since the date of incorporation. The Directors do not recommend any dividends for the current financial period ended 30 June 2019.

Directors

The Directors who have held office during the financial period and up to the date of this report are:

Maya Praveen Kumar (Named as First Director on 4 April 2018)

Praveenkumar Vijayakumar (Named as First Director on 4 April 2018)

1

BELFRICS ACADEMY SDN. BHD

(Co. No. 1274981 - U)

(Incorporated in Malaysia)

DIRECTORS' REPORT

Directors' interests in shares

Being a wholly owned subsidiary company of another Malaysian incorporated company, information in respect of Directors' interest in shares of holding company or related corporations are disclosed in the Directors' report of the holding company pursuant to the provision of Section 59 (3) of the Companies Act, 2016.

Directors' benefits

Since the date of incorporation, no Director of the Company has received nor become entitled to receive any benefit by reason of a contract made by the Company or a related corporation with the Director or with a firm of which the Director is a member, or with a company in which the Director has a substantial financial interest other than that as disclosed in Note 13 to the financial statements.

There were no arrangements during and at the end of the financial period, which had the object of enabling the Directors of the Company to acquire benefits by means of the acquisition of shares in, or debentures of the Company or any other body corporate.

Directors' remuneration

There was no remuneration given to any Director of the Company during the financial period.

Indemnity and insurance for Directors and officers

There was no indemnity given to or liability insurance effected for any Director or officer of the Company during the financial period.

Issues of shares and debentures

The Company did not issue any new shares or debentures during the financial period.

Options granted over unissued shares

No options were granted to any person to take up unissued shares of the Company during the financial period.

Other statutory information

Before the financial statements of the Company were made out, the Directors took reasonable steps to ascertain that:

(i)	all known bad debts had been written off and adequate allowance had been made for doubtful debts; and

(ii)	all current assets have been stated at the lower of cost and net realisable value.

2

BELFRICS ACADEMY SDN. BHD

(Co. No. 1274981 - U)

(Incorporated in Malaysia)

DIRECTORS' REPORT

Other statutory information (continued)

At the date of this report, the Directors are not aware of any circumstances:

(i)	which would render the amount written off for bad debts, or the amount of the allowance for doubtful debts in the financial statements of the Company inadequate to any substantial extent; or

(ii)	which would render the value attributed to the current assets in the financial statements of the Company misleading; or

(iii)	which have arisen which render adherence to the existing method of valuation of assets or liabilities of the Company misleading or inappropriate; or

(iv)	not otherwise dealt with in this report or the financial statements, which would render any amount stated in the financial statements of the Company misleading.

As at the date of this report, there does not exist:

(i)	any charge on the assets of the Company that has arisen since the end of the financial period which secures the liabilities of any other person; or

(ii)	any contingent liability in respect of the Company that has arisen since the end of the financial period.

No contingent liability or other liability of the Company has become enforceable, or is likely to become enforceable within the period of twelve (12) months after the end of the financial period which, in the opinion of the Directors, will or may substantially affect the ability of the Company to meet its obligations as and when they fall due.

In the opinion of the Directors, the financial performance of the Company for the financial period ended 30 June 2019 have not been substantially affected by any item, transaction or event of a material and unusual nature nor has any such item, transaction or event occurred in the interval between the end of the financial period and the date of this report.

Holding company

The Directors regard Belfries Malaysia Sdn. Bhd., a company incorporated in Malaysia, as the holding company of the Company.

3

DIRECTORS' REPORT

Auditors

The auditors, Messrs. CMK, have indicated their willingness to continue in office.

During the financial period, the total amount of fees paid to or receivable by the auditors as remuneration for their services as auditors of the Company is amounted to RM1,000.

MAYA PRAVEEN KUMAR
Director

PRAVEENKUMAR VIJAYAKUMAR
Director

Kuala Lumpur

Dated 2 0 SEP 2019

4

4

PRAVEEMKUMAR VIJAYAKUMAR
Director

MAYA PRAVEEN KUMAR
Director

Kuala Lumpur

Dated 20 SEP 2019

STATUTORY DECLARATION
PURSUANT TO SECTION 251(1)(B) OF THE COMPANIES ACT 2016

I, PRAVEENKUMAR VIJAYAKUMAR, being the Director primarily responsible for the financial management of BELFRICS ACADEMY SDN. BHD., do solemnly and sincerely declare that to the best of my knowledge and belief, the accompanying financial statements are correct, and I make this solemn declaration conscientiously believing the same to be true and by virtue of the provisions of the Statutory Declarations Act, 1960.

Subscribed and solemnly declared by)
the abovenamed PRAVEENKUMAR)
VIJAYAKUMAR at Kuala Lumpur in)
Wilayah Persekutuan on 20 SEP 2019)

PRAVEENKUMAR
VIJAYAKUMAR

Before me:

PESURUHJAYA SUMPAH
No: W686
HABSAH BINTI KASSIM
01.01.2019 - 31.12.2021
MALAYSIA

COMMISSIONER FOR OATHS

No. 18, Jalan Kampung Attap,
50460 Kuala Lumpur
Wilayah Persekutuan
MALAYSIA

5

5

REPORT OF THE INDEPENDENT AUDITORS TO THE MEMBERS OF BELFRICS ACADEMY SDN. BHD

(Co. No. 1274981 - U)

(Incorporated in Malaysia)

REPORT ON THE FINANCIAL STATEMENTS

Opinion

We have audited the financial statements of BELFRICS ACADEMY SON. BHD., which comprise the statement of financial position as at 30 June 2019, and the statement of comprehensive income, statement of changes in equity and statement of cash flows for the financial period from 4 April 2018 (Date of Incorporation) to 30 June 2019, and notes to the financial statements, including a summary of significant accounting policies, as set out on pages 10 to 25.

In our opinion, the accompanying financial statements give a true and fair view of the financial position of the Company as at 30 June 2019, and of its financial performance and its cash flows for the financial period from 4 April 2018 (Date of Incorporation) to 30 June 2019 in accordance with Malaysian Private Entities Reporting Standard and the requirements of the Companies Act, 2016 in Malaysia.

Basis for Opinion

We conducted our audit in accordance with approved standards on auditing in Malaysia and International Standards on Auditing. Our responsibilities under those standards are further described in the Auditors' Responsibilities for the Audit of the Financial Statements section of our report. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our opinion.

Independence and Other Ethical Responsibilities

We are independent of the Company in accordance with the By-Laws (on Professional Ethics, Conduct and Practice) of the Malaysian Institute of Accountants ("By-Laws") and the International Ethics Standards Board for Accountants' Code of Ethics for Professional Accountants ("IESBA Code"), and we have fulfilled our other ethical responsibilities in accordance with the By-Laws and the IESBA Code.

Information Other than the Financial Statements and Auditors' Report Thereon

The Directors are responsible for the other information. The other information comprises the Directors' Report but does not include the financial statements of the Company and our auditors' report thereon.

Our opinion on the financial statements of the Company does not cover the Directors' Report and we do not express any form of assurance conclusion thereon.

Tel +6088-266 723 • Fax +6088-267 721 • Email: pkfkk@pkfmalaysia.com • Web: www.pkfmalaysia.com

Lot 23-1 & 25-1 • 1st Floor • Lintas Plaza • Lorong Lintas Plaza •88300 Kota Kinabalu • Sabah • Malaysia

CMK is a member firm of the PKF International Limited family of legally independent firms and does not accept any responsibility or liability for the actions or inactions of any individual member or correspondent firm or firms.

6

REPORT OF THE INDEPENDENT AUDITORS TO THE MEMBERS OF BELFRICS ACADEMY SDN. BHD

(Co. No. 1274981 - U)

(Incorporated in Malaysia)

(continued)

Information Other than the Financial Statements and Auditors' Report Thereon

(continued)

In connection with our audit of the financial statements of the Company, our responsibility is to read the Directors' Report and, in doing so, consider whether the Directors' Report is materially inconsistent with the financial statements of the Company or our knowledge obtained in the audit or otherwise appears to be materially misstated.

If, based on the work we have performed, we conclude that there is a material misstatement of the Directors' Report, we are required to report that fact. We have nothing to report in this regard.

Responsibilities of the Directors for the Financial Statements

The Directors of the Company are responsible for the preparation of financial statements of the Company that give a true and fair view in accordance with Malaysian Private Entities Reporting Standard and the requirements of the Companies Act 2016 in Malaysia. The Directors are also responsible for such internal control as the Directors determine is necessary to enable the preparation of financial statements of the Company that are free from material misstatement, whether due to fraud or error.

In preparing the financial statements of the Company, the Directors are responsible for assessing the Company's ability to continue as a going concern, disclosing, as applicable, matters related to going concern and using the going concern basis of accounting unless the directors either intend to liquidate the Company or to cease operations, or have no realistic alternative but to do so.

Auditors' Responsibilities for the Audit of the Financial Statements

Our objectives are to obtain reasonable assurance about whether the financial statements of the Company as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditors' report that includes our opinion. Reasonable assurance is a high level of assurance, but is not a guarantee that an audit conducted in accordance with approved standards on auditing in Malaysia and International Standards on Auditing will always detect a material misstatement when it exists. Misstatements can arise from fraud or error and are considered material if, individually or in the aggregate, they could reasonably be expected to influence the economic decisions of users taken on the basis of these financial statements.

7

REPORT OF THE INDEPENDENT AUDITORS TO THE MEMBERS OF BELFRICS ACADEMY SDN. BHD

(Co. No. 1274981 - U)

(Incorporated in Malaysia) (continued)

Auditors' Responsibilities for the Audit of the Financial Statements (continued)

As part of an audit in accordance with approved standards on auditing in Malaysia and International Standards on Auditing, we exercise professional judgement and maintain professional scepticism throughout the audit. We also:

(i)	Identify and assess the risks of material misstatement of the financial statements of the Company, whether due to fraud or error, design and perform audit procedures responsive to those risks, and obtain audit evidence that is sufficient and appropriate to provide a basis for our opinion. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error, as fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control.

(ii)	Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control.

(iii)	Evaluate the appropriateness of accounting policies used and the reasonableness of accounting estimates and related disclosures made by the Directors.

(iv)	Conclude on the appropriateness of the Directors' use of the going concern basis of accounting and, based on the audit evidence obtained, whether a material uncertainty exists related to events or conditions that may cast significant doubt on the Company's ability to continue as a going concern. If we conclude that a material uncertainty exists, we are required to draw attention in our auditors' report to the related disclosures in the financial statements of the Company or, if such disclosures are inadequate, to modify our opinion. Our conclusions are based on the audit evidence obtained up to the date of our auditors' report. However, future events or conditions may cause the Company to cease to continue as a going concern.

(v)	Evaluate the overall presentation, structure and content of the financial statements of the Company, including the disclosures, and whether the financial statements represent the underlying transactions and events in a manner that achieves fair presentation.

We communicate with the Directors regarding, among other matters, the planned scope and timing of the audit and significant audit findings, including any significant deficiencies in internal control that we identify during our audit.

8

PKF

Accountants &
business advisers

(continued)

Other Matters

CMK
AF 001850
CHARTERED ACCOUNTANTS

CHAU MAN KIT
02525/03/2020 J
CHARTERED ACCOUNTANT

Kota Kinabalu

Dated 2 0 SEP 2019

9

9

BELFRICS ACADEMY SDN. BHD

(Co. No. 1274981 - U)

(Incorporated in Malaysia)

STATEMENT OF COMPREHENSIVE INCOME

FOR THE FINANCIAL PERIOD FROM 4 April 2018 (DATE OF INCORPORATION) TO 30 JUNE 2019

		4.4.2018 to
		30.6.2019
	Note	RM
Revenue		1,255
Administrative expenses		(41,241)
Loss before taxation	5	(39,986)
Tax expense	6	-
Loss for the financial period		(39,986)

10

BELFRICS ACADEMY SDN. BHD

(Co. No. 1274981 - U)

(Incorporated in Malaysia)

STATEMENT OF FINANCIAL POSITION AS AT 30 JUNE 2019

		30.6.2019
	Note	RM
Current assets
Trade and other receivables	7	48,181
Cash at bank	8	653
Total current assets		48,834
TOTAL ASSETS		48,834

Equity
Share capital	9	50,000
Accumulated losses	10	(39,986)
Total equity		10,014

Current liability
Trade and other payables	11	38,820
Total current liability		38,820
Total liability		38,820
TOTAL EQUITY AND LIABILIY		48,834

11

BELFRICS ACADEMY SDN. BHD

(Co. No. 1274981 - U)

(Incorporated in Malaysia)

STATEMENT OF CHANGES IN EQUITY

FOR THE FINANCIAL PERIOD FROM 4 APRIL 2018 (DATE OF INCORPORATION) TO 30 JUNE 2019

	Share capital	Accumulated losses	Total
	RM	RM	RM

Balance at 4 April 2018 (Date of Incorporation)	50,000	-	50,000
Non-owner changes in equity
Loss for the financial period	-	(39,986)	(39,986)
Balance at 30 June 2019	50,000	(39,986)	10,014

12

BELFRICS ACADEMY SDN. BHD

(Co. No. 1274981 - U)

(Incorporated in Malaysia)

STATEMENT OF CASH FLOWS

FOR THE FINANCIAL PERIOD FROM 4 APRIL 2018 (DATE OF INCORPORATION) TO 30 JUNE 2019

		4.4.2018
		to
		30.6.2019
	Note	RM

Cash flows from operating activities
Loss before taxation		(39,986)
Operating loss before working capital changes		(39,986)
Change in trade and other receivables		(48,181)
Change in trade and other payables		38,820
Net cash used in operating activities		(49,347)
Cash flows from investing activity		-
		(49,347)

Cash flows from financing activity
Proceeds from issuance of shares		50,000
Net cash generated from financing activity		50,000
Net increase in cash and cash equivalents		653
Cash and cash equivalents at 4 April 2018 (Date of Incorporation)		-
Cash and cash equivalents at 30 June 2019	8	653

13

BELFRICS ACADEMY SDN. BHD

(Co. No. 1274981 - U)

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS FOR THE FINANCIAL PERIOD FROM 4 APRIL 2018 (DATE OF INCORPORATION) TO 30 JUNE 2019

1.	General information

The Company is a private limited liability company that is incorporated and domiciled in Malaysia. The Company was incorporated on 4 April 2018 and principally engaged in carrying out education business related to blockchain during the financial period.

The registered office of the Company is located at Unit 13A-07, Menara K1, Lorong 3/137C, Off Jalan Klang Lama, 58200, Kuala Lumpur, Wilayah Persekutuan Kuala Lumpur, Malaysia.

These financial statements were authorised for issue by the Directors in accordance with a resolution of the Board of Directors dated 20 SEP 2019

2.	Basis of preparation

The financial statements of the Company have been prepared under the historical cost convention, other than as disclosed in the notes to the financial statements, and in accordance with the Malaysian Private Entities Reporting Standard ("MPERS") issued by the Malaysian Accounting Standard Board ("MASB") and the provisions of the Malaysian Companies Act 2016.

Management has used estimates and assumptions in measuring the reported amounts of assets and liabilities at the end of the reporting period and the reported amount of revenues and expenses during the reporting period. Judgements and assumptions are applied in the measurement, and hence, the actual results may not coincide with the reported amounts. The areas involving significant judgements and estimation uncertainties are disclosed in Note 4.

These financial statements are presented in Ringgit Malaysia ("RM"), which is the Company's functional currency.

3.	Significant accounting policies

	(a)	Revenue recognition

Revenue represents invoiced value of service rendered.

	(b)	Tax assets and tax liabilities

A current tax for current and prior periods, to the extent unpaid, is recognised as a current tax liability. If the amount already paid in respect of current and prior periods exceed the amount due for those periods, the excess is recognised as a current tax asset. A current tax liability (asset) is measured at the amount the entity expects to pay (recover) using tax rates and laws that have been enacted or substantially enacted by the reporting date.

14

BELFRICS ACADEMY SDN. BHD

(Co. No. 1274981 - U)

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS FOR THE FINANCIAL PERIOD FROM 4 APRIL 2018 (DATE OF INCORPORATION) TO 30 JUNE 2019

3.	Significant accounting policies (continued)

	(b)	Tax assets and tax liabilities (continued)

A deferred tax liability is recognised for all taxable temporary differences, except to the extent that the deferred tax liability arises from the initial recognition of an asset or liability in a transaction which is not a business combination and at the time of the transaction, affects neither accounting profit nor taxable profit (or tax loss). The exceptions for initial recognition differences include items of property, plant and equipment that do not qualify for capital allowances and acquired intangible assets that are not deductible for tax purposes.

A deferred tax asset is recognised for all deductible temporary differences to the extent that it is probable that taxable profit will be available against which the deductible temporary differences can be utilised, unless the deferred tax asset arises from the initial recognition of an asset or liability in a transaction that is not a business combination and at the time of the transaction, affects neither accounting profit nor taxable profit (or tax loss). The exceptions for the initial recognition differences include non-taxable government grants received and reinvestment allowances and investment tax allowances on qualifying property, plant and equipment.

A deferred tax asset is recognised for the carry-forward of unused tax losses and unused tax credits to the extent that it is probable that future taxable profit will be available against which the unused tax losses and unused tax credits can be utilised. Unused tax credits do not include unabsorbed reinvestment allowances and unabsorbed investment tax allowances because the Company treats these as part of initial recognition differences.

Deferred taxes are measured using tax rates (and tax laws) that have been enacted or substantially enacted by the end of the reporting period. The measurement of deferred taxes reflects the tax consequences that would follow from the manner in which the Company expects, at the end of the reporting period, to recover or settle the carrying amount of its assets or liabilities.

At the end of each reporting period, the carrying amount of a deferred tax asset is reviewed, and is reduced to the extent that it is no longer probably that sufficient taxable profit will be available to allow the benefit of a part or all of that deferred tax asset to be utilised. Any such reduction will be reversed to the extent that it becomes probably that sufficient taxable profit will be available.

A current or deferred tax is recognised as income and expense in profit or loss for the period, except to the extent that the tax arises from items recognised outside profit or loss. For an income or expense item recognised in other comprehensive income, the current or deferred tax expense or tax income is recognised in other comprehensive income. For items recognised directly in equity, the related tax effect is also recognised directly in equity.

15

BELFRICS ACADEMY SDN. BHD

(Co. No. 1274981 - U)

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS FOR THE FINANCIAL PERIOD FROM 4 APRIL 2018 (DATE OF INCORPORATION) TO 30 JUNE 2019

3.	Significant accounting policies (continued)

	(c)	Impairment of non-financial assets

An impairment loss arises when the carrying amount of a Company's asset exceeds its recoverable amount. At the end of each reporting date, the Company assesses whether there is any indication that a stand-alone asset or a cash-generating unit may be impaired by using external and internal sources of information. If any such indication exists, the Company estimates the recoverable amount of the asset or cash-generating unit.

If an individual asset generates independent cash inflows, it is tested for impairment as a stand-alone asset. If an asset does not generate independent cash inflows, it is tested for impairment together with other assets in a cash-generating unit, at the lowest level in which independent cash inflows are generated and monitored for internal management purposes.

The recoverable amount of an asset or a cash-generating unit is the higher of its fair value less costs to sell and the value in use. The Company determines the fair value less cost to sell of an asset or a cash-generating unit in a hierarchy based on: (i) price in a binding sale agreement; (ii) market price traded in an active market; and (iii) estimate of market price using the best available information. The value in use is estimated by discounting the net cash inflows (by an appropriate discount rate) of the asset or unit, using reasonable and supportable management's budgets and forecasts of five years and extrapolation of cash inflows for period beyond the five-year forecast or budget.

For an asset measured on a cost-based model, any impairment loss is recognised in profit or loss. For a plant and equipment measured on the revaluation model, any impairment loss is treated as a revaluation decrease.

The Company reassesses the recoverable amount of an impaired asset or a cash-generating unit if there is any indication that an impairment loss recognised previously may have reversed. Any reversal of impairment loss for an asset carried at a cost-based model is recognised in profit or loss, subject to the limit that the revised carrying amount does not exceed the amount that would have been determined had no impairment loss been recognised previously.

	(d)	Equity instruments

The Company classifies and presents an issued financial instrument (or its component parts), on initial recognition as a financial liability or an equity instrument in accordance with the substance of the contractual arrangement and the definitions of a financial liability and an equity instruments.

(i)	Share capital

Ordinary shares and non-redeemable preference shares issued that carry no put option and no mandatory contractual obligations: (i) to deliver cash or another financial asset; or (ii) to exchange financial assets or financial liabilities with another entity under conditions that are potentially unfavourable to the Company, are classified as equity instruments.

•

16

BELFRICS ACADEMY SDN. BHD

(Co. No. 1274981 - U)

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS FOR THE FINANCIAL PERIOD FROM 4 APRIL 2018 (DATE OF INCORPORATION) TO 30 JUNE 2019

3.	Significant accounting policies (continued)

	(d)	Equity instruments (continued)

		(i)	Share capital (continued)

When ordinary shares and other equity instruments are issued in a private placement or in a rights issue to existing shareholders, they are recorded at the issue price. For ordinary shares and other equity instruments issued in exchange for non-monetary assets, they are measured by reference to the fair values of the assets received.

When ordinary shares and other equity instruments are issued as consideration transferred in a business combination or as settlement of an existing financial liability, they are measured at their fair value at the date of the exchange transaction.

Transaction cost of an equity transaction are accounted for as a deduction from equity, net of any related income tax effect.

Preference shares that carry mandatory dividend payments and mandatory redemption are classified as a financial liability in their entirety. Preference shares that carry mandatory dividend payments only without a redemption feature or preference shares that carry mandatory redemption with discretionary dividend payments are accounted for a compound financial instruments. The liability component is initially measured at the present value of the future cash payments discounted at market rate of interest of a similar risk class debt instrument. The subsequent measurement of the liability component is at amortised cost using the effective interest rate method.

		(ii)	Compound financial instruments

The Company evaluates the terms of an issued financial instrument to determine whether it contains both a liability component and an equity component. The proceeds of a convertible bond or other compound instruments are allocated to the liability component measured at fair value, using the discounted cash flow method, and the balance to the equity component. Transaction costs are allocated pro rata based on the relative carrying amounts. The Company treats any taxable temporary differences between the carrying amount of the liability component and its tax bases as an initial recognition difference for which no deferred tax liability is recognised.

		(iii)	Distributions

The Company establishes a distribution policy whereby cash dividends can only be paid out of retained profits. Other distributions, such as stock dividends and distribution in specie, may be paid out of any reserve to the extent that the utilisation is permitted by company laws and regulations.

Distributions to holders of an equity instruments are debited directly in equity, net of any related income tax effect.

17

BELFRICS ACADEMY SDN. BHD

(Co. No. 1274981 - U)

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS FOR THE FINANCIAL PERIOD FROM 4 APRIL 2018 (DATE OF INCORPORATION) TO 30 JUNE 2019

3.	Significant accounting policies (continued)

	(d)	Equity instruments (continued)

		(iii)	Distributions (continued)

A dividend declared is recognised as a liability only after it has been appropriately authorised, which is the date when the Board of Directors declares an interim dividend, or in the case of a proposed final dividend, the date the shareholders of the Company approve the proposed final dividend in an annual general meeting of shareholders.

	(e)	Financial instruments

		(i)	Initial recognition and measurement

The Company recognises a financial asset or a financial liability (including derivative instruments) in the statement of financial position when, and only when, the Company becomes a party to the contractual provisions of the instruments.

On initial recognition, all financial assets and financial liabilities are measured at fair value, which is generally the transaction price, plus transaction costs if the financial asset or financial liability is not measured at fair value through profit or loss. For instruments measured at fair value through profit or loss, transaction costs are expensed to profit or loss when incurred. For contractual arrangements that constitute a financing transaction, the financial asset or financial liability is measured at the present value of the future payments discounted at a market rate of interest for a similar debt instruments.

		(ii)	Derecognition of financial instruments

For derecognition purposes, the Company first determines whether a financial asset or a financial liability should be derecognised in its entirety as a single item or derecognised part-by-part of a single item or a group of similar items.

A financial asset, whether as a single item or as a part, is derecognised when, and only when, the contractual rights to receive the cash flows from the financial asset expire, or when the Company transfers the contractual rights to receive cash flows of the financial asset, including circumstances when the Company acts only as a collecting agent of the transferee, and retains no significant risks and rewards of ownership of the financial asset or no continuing involvement in the control of the financial asset transferred.

18

BELFRICS ACADEMY SDN. BHD

(Co. No. 1274981 - U)

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS FOR THE FINANCIAL PERIOD FROM 4 APRIL 2018 (DATE OF INCORPORATION) TO 30 JUNE 2019

3.	Significant accounting policies (continued)

	(e)	Financial instruments (continued)

		(ii)	Derecognition of financial instruments (continued)

A financial liability is derecognised when, and only when, it is legally extinguished, which is either when the obligation specified in the contract is discharged or cancelled or expires. A substantial modification of the terms of an existing financial liability is accounted for as an extinguishment of the original financial liability and the recognition of a new financial liability. For this purpose, the Company considers a modification as substantial if the present value of the revised cash flows of the modified terms discounted at the original effective interest rate differs by 10% or more when compared with the carrying amount of the original liability.

		(iii)	Subsequent measurement of financial assets

For the purpose of subsequent measurement, the Company classifies financial assets into two categories, namely: (i) financial assets at fair value through profit or loss; and (ii) financial assets at amortised cost.

After initial recognition, the Company measures investments in quoted preference shares, quoted ordinary shares and derivatives that are assets at their fair value by reference to their active market prices, if observable, or otherwise by a valuation technique, without any deduction for transaction costs it may incur on sale or other disposal.

Investments in debt instruments, whether quoted or unquoted, are subsequently measured at amortised cost using the effective interest method. Investments in unquoted equity instruments and whose fair value cannot be reliably measured are measured at cost.

Other than financial assets measured at fair value through profit or loss, all other financial assets are subject to review for impairment.
		(iv)	Subsequent measurement of financial liabilities

After initial recognition, the Company measures all financial liabilities at amortised cost using the effective interest method, except for derivatives instruments that are liabilities, which are measured at fair value.

		(v)	Fair value measurement of financial instruments

The fair value of a financial asset or a financial liability is determined by reference to the quoted market price in an active market, and in the absence of an observable market price, by a valuation technique.

		(vi)	Recognition of gains and losses

Fair value changes of financial assets and financial liabilities classified as at fair value through profit or loss are recognised in profit or loss when they arise.

19

BELFRICS ACADEMY SDN. BHD

(Co. No. 1274981 - U)

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS FOR THE FINANCIAL PERIOD FROM 4 APRIL 2018 (DATE OF INCORPORATION) TO 30 JUNE 2019

3.	Significant accounting policies (continued)

	(e)	Financial instruments (continued)

		(vi)	Recognition of gains and losses (continued)

For financial assets and financial liabilities carried at amortised cost, a gain or loss is recognised in profit or loss only when the financial asset or financial liability is derecognised or impaired, and through the amortisation process of the instrument.

		(vii)	Impairment of financial assets

The Company applies the incurred loss model to recognise impairment losses of financial assets. At the end of each reporting period, the Company examines whether there is any objective evidence that a financial asset or a group of financial assets is impaired. Evidences of trigger loss events include: (i) significant difficulty of the issue or obliger; (ii) a breach of contract, such as a default or delinquency in interest or principal payment; (iii) granting exceptional concession to a customer; (iv) it is probable that a customer will enter bankruptcy or other financial reorganisation; (v) the disappearance of an active market for that financial asset because of financial difficulties; or (vi) any observable market data indicating that there may be a measurable decrease in the estimated future cash flows from a group of financial assets.

For a non-current loan and receivable carried at amortised cost, the revised estimated cash flows are discounted at the original effective interest rate. Any impairment loss is recognised in profit or loss and a corresponding amount is recorded in a loss allowance account. Any subsequent reversal of impairment loss of the financial asset is reversed in profit or loss with a corresponding adjustment to the allowance account, subject to the limit that the reversal should not result in the revised carrying amount of the financial asset exceeding the amount that would have been determined had no impairment loss been recognised previously.

For short-term trade and other receivables, where the effect of discounting is immaterial, impairment loss is tested for each individually significant receivable whenever there is any indication of impairment. Individually significant receivables for which no impairment loss is recognised are grouped together with all other receivables by classes based on credit risk characteristics and aged according to their past due period. A collective allowance is estimated for a class group based on the Company's experiences of loss ratio in each class, taking into consideration current market conditions.

For an unquoted equity investment measured at cost less impairment, the impairment is the difference between the asset's carrying amount and the best estimate (which will necessarily be an approximation) of the amount (which might be zero) that the Company expects to receive for the asset if it were sold at the reporting date. The Company may estimate the recoverable amount using an adjusted net asset value approach.

20

BELFRICS ACADEMY SDN. BHD

(Co. No. 1274981 - U)

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS FOR THE FINANCIAL PERIOD FROM 4 APRIL 2018 (DATE OF INCORPORATION) TO 30 JUNE 2019

3.	Significant accounting policies (continued)

	(f)	Provisions

The Company recognises a liability as a provision if the outflows required to settle the liability are uncertain in timing or amount. A provision is recognised when the Company has a present legal or constructive obligation as a result of a past event, and of which the outflows of resources on settlement are probable and a reliable estimate of the amount can be made. No provision is recognised if these conditions are not met.

Any reimbursement attributable to a recognised provision from a counter-party (such as an insurer) is not off-set against the provision but recognised separately as an asset when, and only when, the reimbursement is virtually certain.

A provision is measured at the best estimate of the expenditure required to settle the present obligation at the end of the reporting period. A provision is measured at the present value of the expenditures expected to be required to settle the obligation using a discount rate that reflects the time value of money and the risk that the actual outcome might differ from the estimate made. The unwinding of the discount is recognised as an interest expense.

	(g)	Fair value measurement

For assets, liability and equity instruments (whether financial or non-financial items) that require fair value measurement or disclosure, the Company establishes a fair value measurement hierarchy that gives the highest priority to quoted prices (unadjusted) in active markets for identical assets, liabilities or equity instruments and the lowest priority to unobservable inputs.

A fair value measurement of an item is estimated using a quoted price in an active market if that price is observable. The active market is the principal market for the asset or liability or, in the absence of a principal market, the most advantageous market for the asset or liability; and for which the Company can enter into a transaction for the asset or liability at the price in that market at the measurement date.

In the absence of an active market, the fair value of an item is estimated by an established valuation technique using inputs from the marketplace that are observable for substantially the full term of the asset or liability.

In the absence of both market price and observable inputs, a fair value measurement of an item is estimated by an established valuation techniques using unobservable inputs, including internally developed assumptions that are reasonable and supportable.

21

BELFRICS ACADEMY SDN. BHD

(Co. No. 1274981 - U)

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS FOR THE FINANCIAL PERIOD FROM 4 APRIL 2018 (DATE OF INCORPORATION) TO 30 JUNE 2019

4.	Critical judgements and estimation uncertainty Estimation uncertainties

The measurement of some assets and liabilities requires management to use estimates based on various observable inputs and other assumptions. The areas or items that are subject to significant estimation uncertainties are as follows:

	(i)	Measurement of income taxes

Significant judgements is required in determining the Company's provision for current and deferred tax because the ultimate tax liability is uncertain. When the final outcome of the taxes payable is determined with the tax authorities, the amounts might be different from the initial estimates of the taxes payable. Such differences may impact the current and deferred taxes in the period when such determination is made. The Company will adjust for the differences as over or under provision of current or deferred taxes in the current period in which those differences arise.

	(ii)	Loss allowances of financial assets

The Company recognises impairment losses for loans and receivables using the incurred loss model. Individually significant loans and receivables are tested for impairment separately by estimating the cash flows expected to be recoverable. All others are group into credit risk classes and tested for impairment collectively, using the Company's past experience of loss statistics, ageing of past due amounts and current economic trends. The actual eventual losses may be different from the allowances made and this may affect the Company's financial position and results.

5.	Loss before taxation

4.4.2018
to
30.6.2019
RM

Loss before taxation is arrived at after charging:

Auditors' remuneration	1,000
Formation expense	2,968

6.	Tax expense

4.4.2018
to
30.6.2019
RM

Current income tax expense	-

22

BELFRICS ACADEMY SDN. BHD

(Co. No. 1274981 - U)

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS FOR THE FINANCIAL PERIOD FROM 4 APRIL 2018 (DATE OF INCORPORATION) TO 30 JUNE 2019

6.	Tax expense (continued)

The significant differences between the tax expense and accounting loss multiplied by the statutory tax rate are due to the tax effects arising from the following items:

4.4.2018
to
30.6.2019
RM

Loss before taxation	(39,986)
Statutory effective tax rate	18%
Taxation at Malaysian statutory tax rate	(7,197)
Non-tax deductible expenses	151
Tax effect of deductible temporary differences arising from initial recognition of assets but not utilised as deferred tax assets	7,046

No deferred tax asset has been recognised for the following items:

4.4.2018
to
30.6.2019
RM

Unutilised tax losses	(39,146)

Deferred tax assets at 18% not recognised in the financial statements	(7,046)

The unutilised tax losses disclosed above are available indefinitely for offsetting against future taxable profits of the Company whereas the unutilised losses is available to be carried forward up to the maximum of seven (7) years, subject to no substantial change in shareholdings under the Income Tax Act, 1967 and guidelines issued by the tax authority.

These deferred tax assets are not recognised due to uncertainty of its recoverability.

7.	Trade and other receivables

30.6.2019
RM

Trade receivable
Third party	1,255
Amount due from holding company	46,926
Total trade and other receivables	48,181

Amount due from holding company is unsecured, interest free and repayable on demand.

23

BELFRICS ACADEMY SDN. BHD

(Co. No. 1274981 - U)

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS FOR THE FINANCIAL PERIOD FROM 4 APRIL 2018 (DATE OF INCORPORATION) TO 30 JUNE 2019

8.	Cash and cash equivalents

30.6.2019
RM

Cash at bank/Cash and cash equivalents	653

9.	Share capital

	No. of shares	30.6.2019
	30.6.2019	RM

Issued and fully paid
At 4 April 2018 (Date of incorporation) and at 30 June 2019	50,000	50,000

10.	Accumulated losses

The Company's policy is to treat all gains and losses that pass through the statement of comprehensive income (i.e. non-owner transactions or events) as revenue reserves. Other than retained profits, all other revenue reserves are regarded as non-distributable in the form of cash dividends to shareholders. Accumulated losses are the opposite of retained profits and when an entity in the Company is in an accumulated loss position, it is prohibited from distributing cash dividends to shareholders.

11.	Trade and other payables

30.6.2019
RM

Other payables
Related party	8,000
Third parties	12,820
Accrual	1,000
21,820
Amount due to a Director	17,000
Total trade and other payables	38,820

Amounts due to related party and Director are unsecured, interest free and repayable on demand.

24

BELFRICS ACADEMY SDN. BHD

(Co. No. 1274981 - U)

(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS FOR THE FINANCIAL PERIOD FROM 4 APRIL 2018 (DATE OF INCORPORATION) TO 30 JUNE 2019

12.	Financial instruments

30.6.2019
Categories of financial instruments	RM

Financial assets
Debt instruments measured at amortised cost
Trade and other receivables	48,181
Cash at bank	653
Total financial assets	48,834

Financial liabilities
Measured at amortised cost
Trade and other payables	38,820
Total financial liabilities	38,820

13.	Related party disclosures

Control relationship

The Directors regard Belfries Malaysia Sdn. Bhd., a company incorporated in Malaysia, as the holding company of the Company.

14.	Comparative figures

There were no comparative figures as this is the first set of financial statements• prepared.

LODGED BY :	BBS BUSINESS MANAGEMENT SDN. BHD. (1101469-T)
ADDRESS:	UNIT 13A-07, MENARA Kl, LORONG 3/137C, OFF JALAN KLANG LAMA 58200 KUALA LUMPUR.
TEL:	603-7772 6333
FAX:	603-7772 6555

25

Belfrics Academy Sdn. Bhd.

(Registration No: 201801012965 (1274981-U)

(Incorporated in Malaysia)

Reports and Financial Statements
For The Financial Period From
1 July 2020 to 31 December 2020

(In Ringgit Malaysia)

BELFRICS ACADEMY SDN. BHD.
(Registration No: 201801012965 (1274981-U))
(Incorporated in Malaysia)

Contents **Pages**

Directors' report	1 – 4
Statement by Directors	5
Statutory declaration	5
Report of the independent auditors	6 – 9
Statement of comprehensive income	10
Statement of financial position	11
Statement of changes in equity	12
Statement of cash flows	13
Notes to the financial statements	14 – 26

SBT085/LBE/RAM

BELFRICS ACADEMY SDN. BHD.
(Registration No: 201801012965 (1274981-U)
(Incorporated in Malaysia)

DIRECTORS' REPORT

The Directors hereby submit their report and the audited financial statements of the Company for the financial period from 1 July 2020 to 31 December 2020.

Principal activity

The Company is principally engaged in carrying out education business related to blockchain, but have temporary ceased operations with no revenue generated during the current financial period.

Change of financial year end

The Company changed its financial year end from 30 June to 31 December annually with effect from the current financial period ended 31 December 2020.

The financial statements for the current financial period are made up from 1 July 2020 to 31 December 2020.

Results

	RM
Loss for the financial period	3,028

Reserves and provisions

Dividends

Directors

Maya Preveen Kumar
Praveenkumar Vijayakumar

1

BELFRICS ACADEMY SDN. BHD.
(Registration No: 201801012965 (1274981-U)
(Incorporated in Malaysia)

DIRECTORS' REPORT

Auditors

The auditors, PKF, have indicated their willingness to continue in office.

During the financial period, the total amount of fees paid to or receivable by the auditors as remuneration for their services as auditors of the Company amounted to RM1,000.

MAYA PRAVEEN KUMAR
Director

PRAVEENKUMAR VIJAYAKUMAR
Director

Kuala Lumpur

Dated 3 0 SEP 2021

4

BELFRICS ACADEMY SDN. BHD.
(Registration No: 201801012965 (1274981-U)
(Incorporated in Malaysia)

PRAVEENKUMAR VIJAYAKUMAR
Director

MAYA PRAVEEN KUMAR
Director

Kuala Lumpur

Dated 30 SEP 2021

STATUTORY DECLARATION
PURSUANT TO SECTION 251(1)(B) OF THE COMPANIES ACT 2016

I, MASRINAH BINTI MATUSIN, being the Director primarily responsible for the financial management of BELFRICS ACADEMY SDN. BHD., do solemnly and sincerely declare that to the best of my knowledge and belief, the accompanying financial statements are correct, and I make this solemn declaration conscientiously believing the same to be true and by virtue of the provisions of the Statutory Declarations Act, 1960.

Subscribed and solemnly declared by)
the abovenamed MASRINAH BINTI)
MATUSIN at Keningau in the state of)
Sabah on 30 SEP 2021)

MASRINAH BINTI MATUSIN

Before me,

PESURUHJAYA SUMPAH
No: S135
RUSDEH BIN ARIFIN
Tempoh Lantikan :
01.01.2021 - 31.12.2023
Ground Floor, Lot 7,
Lucky Shopping ...
89007 Keningau, Sabah.
MALAYSIA

COMMISSIONER FOR OATHS

5

PKF

Accountants &
business advisers

REPORT OF THE INDEPENDENT AUDITORS TO THE MEMBERS OF BELFRICS ACADEMY SDN. BHD.
(Registration No: 201801012965 (1274981-U)
(Incorporated in Malaysia)

(continued)

Other Matter

PKF
AF 0911
CHARTERED ACCOUNTANTS

DIVAHARAN SIVARAMAN KANNAN
03446/08/2023 J
CHARTERED ACCOUNTANT

Kota Kinabalu

Dated 30 SEP 2021

9

BELFRICS ACADEMY SDN. BHD.
(Registration No: 201801012965 (1274981-U)
(Incorporated in Malaysia)

STATEMENT OF COMPREHENSIVE INCOME
FOR THE FINANCIAL PERIOD FROM 1 JULY 2020 TO 31 DECEMBER 2020

	Note	1.7.2020 to 31.12.2020 RM	1.7.2019 to 30.6.2020 RM
Other operating expense	5	-	(46,926)
Administrative expense		(3,028)	(3,047)
Loss before taxation	6	(3,028)	(49,973)
Tax expense	7	-	-
Loss for the financial period/year		(3,028)	(49,973)

10

BELFRICS ACADEMY SDN. BHD.
(Registration No: 201801012965 (1274981-U)
(Incorporated in Malaysia)

STATEMENT OF FINANCIAL POSITION AS AT 31 DECEMBER 2020

ASSETS	**Note**	**31.12.2020 RM**	**30.6.2020 RM**
Current assets			
Trade and other receivables	8	-	-
Cash at banks	9	1,657	1,292
Total current assets		1,657	1,292
TOTAL ASSETS		1,657	1,292
EQUITY AND LIABILITY			
Equity			
Share capital	10	50,000	50,000
Accumulated losses	11	(92,987)	(89,959)
Total equity		(42,987)	(39,959)
Current liability			
Trade and other payables	12	44,644	41,251
Total current liability		44,644	41,251
Total liability		44,644	41,251
TOTAL EQUITY AND LIABILITY		1,657	1,292

11

BELFRICS ACADEMY SDN. BHD.
(Registration No: 201801012965 (1274981-U)
(Incorporated in Malaysia)

STATEMENT OF CHANGES IN EQUITY
FOR THE FINANCIAL PERIOD FROM 1 JULY 2020 TO 31 DECEMBER 020

	Share capital RM	Accumulated losses RM	Total RM
Balance at 1 July 2019	50,000	(39,986)	10,014
Non-owner changes in equity			
Loss for the financial year	-	(49,973)	(49,973)
Balance at 30 June 2020	50,000	(89,959)	(39,959)
Non-owner changes in equity			
Loss for the financial period	-	(3,028)	(3,028)
Balance at 31 December 2020	50,000	(92,987)	(42,987)

12

BELFRICS ACADEMY SDN. BHD.
(Registration No: 201801012965 (1274981-U)
(Incorporated in Malaysia)

STATEMENT OF CASH FLOWS
FOR THE FINANCIAL PERIOD FROM 1JULY 2020 TO 31 DECEMBER 2020

	Note	1.7.2020 to 31.12.2020 RM	1.7.2019 to 30.6.2020 RM
Cash flows from operating activities			
Loss before taxation		(3,028)	(49,973)
Adjustment for:			
Allowance for impairment on receivables		-	46,926
Operating loss before working capital changes		(3,028)	(3,047)
Change in trade and other receivables		-	1,255
Change in trade and other payables		3,393	2,431
Net cash from operating activities/Net increase In cash and cash equivalents		365	639
Cash and cash equivalents brought forward		1,292	653
Cash and cash equivalents carried forward	9	1,657	1,292

13

BELFRICS ACADEMY SDN. BHD.
(Registration No: 201801012965 (1274981-U)
(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS FOR THE FINANCIAL PERIOD FROM 1 JULY 2020 TO 31 DECEMBER 2020

4. Estimation uncertainty

The measurement of some assets and liabilities requires management to use estimates based on various observable inputs and other assumptions. However, as the Company is currently dormant, there are no areas or items that are subject to significant estimation uncertainties.

5. Other operating expense

	1.7.2020 to 31.12.2020 RM	1.7.2019 to 30.6.2020 RM
Impairment loss on:		
Trade and other receivables	-	46,926

6. Loss before taxation

Other than disclosed in Note 5, loss before taxation is arrived at after charging:	1.7.2020 to 31.12.2020 RM	1.7.2019 to 30.6.2020 RM
Auditors' remuneration	1,000	1,000

7. Tax expense

	1.7.2020 to 31.12.2020 RM	1.7.2019 to 30.6.2020 RM
Current income tax expense	-	-

22

BELFRICS ACADEMY SDN. BHD.
(Registration No: 201801012965 (1274981-U))
(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS FOR THE FINANCIAL PERIOD FROM 1 JULY 2020 TO 31 DECEMBER 2020

7. Tax expense (continued)

	1.7.2020 to 31.12.2020 RM	1.7.2019 to 30.6.2020 RM
Loss before taxation	(3,028)	(49,973)
Statutory effective tax rate	17%	17%
Tax at statutory tax rate	(515)	(8,496)
Non-tax deductible expenses	515	8,787
Effect of unrecognised deferred tax assets	-	(291)
	-	-

	31.12.2020 RM	30.06.2020 RM
Unutilised tax losses	(39,735)	(39,735)
Deferred tax assets at 17% (2020: 17%) not recognised in the financial statements	(6,755)	(6,755)

23

BELFRICS ACADEMY SDN. BHD.
(Registration No: 201801012965 (1274981-U)
(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS FOR THE FINANCIAL PERIOD FROM 1 JULY 2020 TO 31 DECEMBER 2020

8. Trade and other receivables

	31.12.2020 RM	30.06.2020 RM
Other receivables		
Related party	46,926	-
Less : Allowance for impairment	(46,926)	-
Amount due from holding company	-	46,926
Less: Allowance for impairment	-	(46,926)
Amount due from holding company, net	-	-
Total trade and other receivables	-	-

As highlighted in Note 14, there was a change in the holding company during the financial period, and therefore the amount due from the previous holding company is now classified as related party other receivables. This amount is unsecured, interest free and repayable on demand.

Movement in allowance for impairment account for other receivables as follows:

	31.12.2020 RM	30.06.2020 RM
At 1 July 2020/1 July 2019	46,926	-
Charge for the financial year (Note 6)	-	46,926
At 31 December/30 June	46,926	46,926

9. Cash and cash equivalents

	31.12.2020 RM	30.6.2020 RM
Cash at banks	1,657	1,292

10. Share capital

	Number of shares			
Issued and fully paid	31.12.2020	30.06.2020	31.12.2020 RM	30.06.2020 RM
Ordinary shares	50,000	50,000	50,000	50,000

24

BELFRICS ACADEMY SDN. BHD.
(Registration No: 201801012965 (1274981-U)
(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS FOR THE FINANCIAL PERIOD FROM 1 JULY 2020 TO 31 DECEMBER 2020

11. Accumulated losses

12. Trade and other payables

	31.12.2020 RM	30.06.2020 RM
Other payables		
Related party	8,000	8,000
Third parties	3,464	1,251
Accruals	1,000	1,000
	12,464	10,251
Amount due to a Director	32,180	31,000
Total trade and other payables	44,644	41,251

13. Financial instruments

Categories of financial instruments

	31.12.2020 RM	30.06.2020 RM
Financial assets		
Debt instruments measured at amortised cost		
Trade and other receivables	-	-
Cash at banks	1,657	1,292
Total financial assets	1,657	1,292
Financial liability		
Measured at amortised cost		
Trade and other payables	44,644	41,251
Total financial liability	44,644	41,251

25

BELFRICS ACADEMY SDN. BHD.
(Registration No: 201801012965 (1274981-U)
(Incorporated in Malaysia)

NOTES TO THE FINANCIAL STATEMENTS FOR THE FINANCIAL PERIOD FROM 1 JULY 2020 TO 31 DECEMBER 2020

14. Related party disclosures

Control relationship

Belfrics Malaysia Sdn. Bhd. was the previous holding company. Following a share transfer on 9 September 2020, the holding company was changed to Belfrics Holding Limited, a company incorporated in Labuan, Malaysia.

The Directors regard Belfrics Holding Limited., a company incorporated in Labuan, Malaysia, as the holding company of the Company.

26

BELFRICS ACADEMY SDN. BHD.
(Registration No: 201801012965 (1274981-U)
(Incorporated in Malaysia)

DETAILED STATEMENT OF COMPREHENSIVE INCOME
FOR THE FINANCIAL PERIOD FROM 1 JULY 2020 TO 31 DECEMBER 2020

	1.7.2020 to 31.12.2020 RM	1.7.2019 to 31.12.2020 RM
Revenue	-	-
Less: **Other operating expenses**		
Allowance for impairment on receivables	-	46,926
Less: **Administrative expenses**		
Auditors' remuneration	1,000	1,000
Bank charges	635	-
Formation expense	-	-
Professional fees	1,393	1,610
Printing and stationery	-	190
Realised loss on foreign exchange	-	23
Telephone and postage	-	110
Service tax	-	114
	3,028	3,047
Loss before taxation	(3,028)	(49,973)

Belfrics International Limited
(Formerly known as Po Tai Global Development Limited)

(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

(In US Dollars)

BELFRICS INTERNATIONAL LIMITED
(Formerly known as PO TAI GLOBAL DEVELOPMENT LIMITED)
(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

Contents	**Pages**
Statement by Director	1
Report of the independent auditors	2 – 4
Statement of comprehensive income	5
Statement of financial position	6
Statement of changes in equity	7
Statement of cash flows	8
Notes to the financial statements	9 – 21

LP004/ram/nd

BELFRICS INTERNATIONAL LIMITED
(Formerly known as PO TAI GLOBAL DEVELOPMENT LIMITED)
(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

STATEMENT BY DIRECTOR

PRAVEENKUMAR VIJAYAKUMAR
Director

Dated 26 JUN 2020

1

PKF
(AAL 0039)

Accountants &
business advisers

REPORT OF THE INDEPENDENT AUDITORS TO THE MEMBERS OF BELFRICS INTERNATIONAL LIMITED
(Formerly known as PO TAI GLOBAL DEVELOPMENT LIMITED)
(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

REPORT ON THE AUDIT OF THE FINANCIAL STATEMENTS

Qualified Opinion

In our opinion, except for the possible effects of the matter described in the Basis for Qualified Opinion section of our report, the accompanying financial statements give a true and fair view of the financial position of the Company as at 31 December 2019, and of its financial performance and its cash flows for the financial year then ended in accordance with Malaysian Private Entities Reporting Standard.

Basis for Qualified Opinion

Included within other receivable of the Company is amount due from a former shareholder of RM63,110, for which there were no subsequent receipts and for which no allowance for doubtful debts have been made. As a result, which we were unable to obtain sufficient appropriate audit evidence in order to satisfy ourselves regarding the recoverability of these balances.

Independence and Other Ethical Responsibilities

2

BELFRICS INTERNATIONAL LIMITED
(Formerly known as PO TAI GLOBAL DEVELOPMENT LIMITED)
(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

	Note	2019 USD	2018 USD
Revenue		-	-
Administrative expenses		(21,605)	(57,915)
Loss before taxation	7	(21,605)	(57,915)
Tax expense	8	-	-
Loss for the financial year		(21,605)	(57,915)

5

BELFRICS INTERNATIONAL LIMITED
(Formerly known as PO TAI GLOBAL DEVELOPMENT LIMITED)
(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

STATEMENT OF FINANCIAL POSITION AS AT 31 DECEMBER 2019

Assets	Note	2019 USD	2018 USD
Current assets			
Trade and other receivables	9	64,791	68,610
Cash at bank	10	280	1,970
Total current assets		65,071	70,580
Total assets		65,071	70,580
Equity and liability			
Equity			
Share capital	11	150,000	150,000
Accumulated losses	12	(110,037)	(88,432)
Total equity		39,963	61,568
Current liability			
Trade and other payables	13	25,108	9,012
Total current liability		25,108	9,012
Total liability		25,108	9,012
Total equity and liability		65,071	70,580

6

BELFRICS INTERNATIONAL LIMITED
(Formerly known as PO TAI GLOBAL DEVELOPMENT LIMITED)
(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

	Note	Share capital USD	Accumulated losses USD	Total USD
At 31 December 2017		75,000	(30,517)	(30,517)
Loss for the financial year		-	(57,915)	(57,915)
Issuance of shares	11	75,000	-	75,000
At 31 December 2018		150,000	(88,432)	61,568
Loss for the financial year		-	(21,605)	(21,605)
At 31 December 2019		150,000	(110,037)	39,963

7

BELFRICS INTERNATIONAL LIMITED
(Formerly known as PO TAI GLOBAL DEVELOPMENT LIMITED)
(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

STATEMEN OF CASHFLOWS
FOR THE FINANCIAL YEAR ENDED 31 DECEMBER 2019

	Note	2019 USD	2018 USD
Cash flows from operating activities			
Loss before taxation		(21,605)	(57,915)
Operating loss before working capital changes		(21,605)	(57,915)
Change in trade and other receivables		3,819	(24,127)
Change in trade and other payables		16,096	9,012
Net cash used in operating activities		(1,690)	(73,030)
Cash flows from financing activities			
Proceeds from issuance of shares		-	75,000
Net cash from financing activities		-	75,000
Net (decrease)/ increase in cash and cash equivalents		(1,690)	1,970
Cash and cash equivalents at beginning of the financial year		1,970	-
Cash and cash equivalents at end of financial year	10	280	1,970

8

BELFRICS INTERNATIONAL LIMITED
(Formerly known as PO TAI GLOBAL DEVELOPMENT LIMITED)
(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

3. Significant accounting policies (continued)

(b) Employee benefits

(i) Short-term employee benefits

Profit sharing and bonus payments are recognised when, and only when, the Company has a present legal or constructive obligation to make such payment as a result of past events and a reliable estimate of the obligation can be made.

(ii) Post-employment benefits (defined contribution plans)

(c) Income taxes

Income tax on profit for the financial year comprises current tax only. As the Company is carrying on a Labuan business activity which is a Labuan trading activity, its profits would be subject to tax rate of 3% on audited profits under Labuan Business Activity Act 1990.

10

BELFRICS INTERNATIONAL LIMITED
(Formerly known as PO TAI GLOBAL DEVELOPMENT LIMITED)
(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

5. Employee benefits expense

	2019 USD	2018 USD
Employment Insurance System contributions	17	8
Employees' Provident Funds contributions	1,245	636
Directors' fees	-	36,000
Salaries and wages	9,508	8,947
Socso contributions	154	83
	10,924	45,674

Include in employee benefits expense of the Company is Director's remuneration amounting to USD8,423 (2018: USD36,000) as further disclosed in Note 6 to the financial statements.

6. Directors' remuneration

The details of remuneration receivable by Directors of the Company during the financial year are as follows:

	2019 USD	2018 USD
Directors' remuneration (Note 5)		
- Employment Insurance System contributions	13	-
- Employees' Provident Funds contributions	955	-
- Director fee	-	36,000
- Salaries	7,339	-
- Socso contributions	116	-
	8,423	36,000

7. Loss before taxation

Other than as disclosed in Note 5 and 6 loss before taxation is arrived at after charging:	2019 USD	2018 USD
Auditors' remuneration	500	500
Rental expense	7,305	8,048

17

BELFRICS INTERNATIONAL LIMITED
(Formerly known as PO TAI GLOBAL DEVELOPMENT LIMITED)
(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

8. Tax expense

	2019 USD	2018 USD
Current taxation		
- Labuan Business Activity income tax	-	-

The Company elects to pay tax charged at the rate of Three Percent (3%) upon the profit before taxation pursuant to Section 4(1) of the Labuan Business Activity Tax Act, 1990.

9. Trade and other receivables

	2019 USD	2018 USD
Prepayment	1,681	5,500
Amount due from a shareholder	-	63,110
Amount due from a former shareholder	63,110	-
	64,791	68,610

Amount due from a shareholder and former shareholder are unsecured, interest free and repayable on demand.

10. Cash and cash equivalents

	2019 USD	2018 USD
Cash at banks/Cash and cash equivalents	280	1,970

11. Share capital

Issued and fully paid:	2019 USD	2018 USD
At 1 January	150,000	75,000
Issued during the financial year	-	75,000
At 31 December	150,000	150,000

During financial year 31 December 2018, the Company issued 75,000 shares for cash consideration and for working capital purposes. The issued shares rank pari passu with the existing shares in all material respects.

18

BELFRICS INTERNATIONAL LIMITED
(Formerly known as PO TAI GLOBAL DEVELOPMENT LIMITED)
(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

12. Accumulated losses

13. Trade and other payables

	2019 USD	2018 USD
Other payable	11,554	-
Accruals	1,130	9,012
Amount due to Director	12,424	-
	25,108	9,012

14. Related party disclosures

Control relationship

The Directors regard Belfrics Holding Limited., a private limited liability company incorporated in Malaysia, as the holding company of the Company.

Related party transactions

The Company's related party transactions in the financial period ended 31 December 2019 and the corresponding prior period are as follows:

	2019 USD	2018 USD
With company which has common Directors with the Company and in which the Directors of the Company have financial interest:		
- Professional fee	5,318	1,310
- Rental expenses	7,305	-
Directors' remuneration (Note 6)	8,423	36,000

The above transactions have been entered at terms mutually agreed between the parties.

19

BELFRICS INTERNATIONAL LIMITED
(Formerly known as PO TAI GLOBAL DEVELOPMENT LIMITED)
(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

15. Financial instruments

Categories of financial instruments

	2019 USD	2018 USD
Financial assets		
Debt instruments measured at amortised cost		
Trade and other receivables	63,110	63,110
Cash at bank	280	1,970
Total financial assets	63,390	65,080
Financial liability		
Measured at amortised cost		
Trade and other payables	25,108	9,012
Total financial liability	25,108	9,012

A reconciliation of trade and non-trade receivables financial asset to the amounts reflected in the statement of financial position is as follows:

	2019 USD	2018 USD
Trade and other receivables		
As reflected in the statement of financial position	64,791	68,610
Less: Prepayment (Note 9)	1,681	5,500
Total financial assets	63,110	63,110

16. Operating lease commitment

As at the end of the financial year, the future minimum non-cancellable lease payable rental of premises are is follows:

	2019 USD	2018 USD
Within one year	7,305	8,048
Repayable not within 1 to 5 years	6,687	13,992
	13,992	22,040

17. Holding company

On 1 April 2019, the entire shareholding of the Company was transferred from the existing shareholder to Belfrics Holding Limited, which consequently became the holding company.

20

BELFRICS INTERNATIONAL LIMITED
(Formerly known as PO TAI GLOBAL DEVELOPMENT LIMITED)
(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

18. Change of company name

The Company changed it's name from Po Tai Global Development Limited to Belfrics International Limited during the financial year pursuant to a directors' resolution dated 29 April 2019.

21

BELFRICS INTERNATIONAL LIMITED
(Formerly known as PO TAI GLOBAL DEVELOPMENT LIMITED)
(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

	2019 USD	2018 USD
Revenue	-	-
Less: **Administrative expenses**		
Auditors' remuneration	500	500
Bank charges	190	295
Director's remuneration		
- Employment Insurance System contributions	13	-
- Employees' Provident Funds contributions	955	-
- Fees	-	36,000
- Overaccruals of Director salaries	(6,000)	-
- Salaries	7,339	-
- Socso contributions	116	-
Employment Insurance System contributions	4	8
Employees' Provident Funds contributions	290	636
License fee	1,500	1,379
Postage and telephone	70	709
Printing and stationery	60	-
Professional fee	9,568	1,310
Rental expense	7,305	8,048
Salaries and wages	2,169	8,947
Overaccruals of salary and wages	(2,512)	-
Socso contributions	38	83
	21,605	57,915
Loss before taxation	(21,605)	(57,915)

BELFRICS INTERNATIONAL LIMITED
(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

Contents

	Pages
Statement by Director	1
Report of the independent auditors	2 – 4
Statement of comprehensive income	5
Statement of financial position	6
Statement of changes in equity	7
Statement of cash flows	8
Notes to the financial statements	9 – 21

LP004/RAM/LBE

BELFRICS INTERNATIONAL LIMITED
(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

	Note	2020 USD	2019 USD
Revenue		-	-
Administrative expenses		(13,654)	(21,605)
Loss before taxation	7	(13,654)	(21,605)
Tax expense	8	-	-
Loss for the financial year		(13,654)	(21,605)

5

BELFRICS INTERNATIONAL LIMITED
(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

STATEMENT OF FINANCIAL POSITION AS AT 31 DECEMBER 2020

Assets	**Note**	**2020 USD**	**Restated 2019 USD**
Non-current asset			
Other receivables	9	63,110	63,110
Current assets			
Other receivables	9	210	1,681
Cash at bank	10	2,381	280
Total current assets		2,591	1,961
Total assets		65,701	65,071
Equity and liability			
Equity			
Share capital	11	150,000	150,000
Accumulated losses	12	(123,691)	(110,037)
Total equity		26,309	39,963
Current liability			
Trade and other payables	13	39,392	25,108
Total current liability		39,392	25,108
Total liability		39,392	25,108
Total equity and liability		65,701	65,071

6

BELFRICS INTERNATIONAL LIMITED
(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

	Note	Share capital USD	Accumulated losses USD	Total USD
At 1 January 2019		150,000	(88,432)	61,568
Loss for the financial year		-	(21,605)	(21,605)
At 31 December 2019		150,000	(110,037)	39,963
Loss for the financial year		-	(13,654)	(13,654)
At 31 December 2020		150,000	(123,691)	26,309

7

BELFRICS INTERNATIONAL LIMITED
(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

	Note	2020 USD	2019 USD
Cash flows from operating activities			
Loss before taxation		(13,654)	(21,605)
Operating loss before working capital changes		(13,654)	(21,605)
Change in trade and other receivables		1,471	3,819
Change in trade and other payables		14,284	16,096
Net cash from/(used in) operating activities/ Net increase/(decrease) in cash and cash equivalents		2,101	(1,690)
Cash and cash equivalents at beginning of the financial year		280	1,970
Cash and cash equivalents at end of financial year	10	2,381	280

8

BELFRICS INTERNATIONAL LIMITED
(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

3. Significant accounting policies (continued)

(f) Fair value measurement (continued)

4. Estimation uncertainty

Loss allowances of financial assets

5. Employee benefits expense

	2020 USD	2019 USD
Employment Insurance System contributions	-	17
Employees' Provident Funds contributions	-	1,245
Salaries and wages	-	9,508
Socso contributions	-	154
	-	10,924

Include in employee benefits expense of the Company is Director's remuneration amounting to USD Nil (2019: USD8,423) as further disclosed in Note 6 to the financial statements.

16

BELFRICS INTERNATIONAL LIMITED
(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

6. Directors' remuneration

The details of remuneration receivable by Directors of the Company during the financial year are as follows:

	2020 USD	2019 USD
Directors' remuneration (Note 5)		
- Employment Insurance System contributions	-	13
- Employees' Provident Funds contributions	-	955
- Salaries	-	7,339
- Socso contributions	-	116
	-	8,423

7. Loss before taxation

Other than as disclosed in Note 5 and 6 loss before taxation is arrived at after charging:	2020 USD	2019 USD
Auditors' remuneration	500	500
Rental expense	6,687	7,305

8. Tax expense

	2020 USD	2019 USD
Current taxation		
- Labuan Business Activity income tax	-	-

The Company incurred losses during the financial year and no tax was payable pursuant to Labuan Business Activity Tax Act, 1990.

9. Other receivables

	2020 USD	2019 USD
Non-current asset		
Other receivables		
Amount due from a former shareholder	63,110	63,110
	63,110	63,110

17

BELFRICS INTERNATIONAL LIMITED
(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

9. Other receivables (continued)

	2020 USD	2019 USD
Current asset		
Other receivables		
Related party	210	-
Prepayment	-	1,681
	210	1,681
	63,320	64,791

Amount due from a former shareholder is unsecured, interest free and repayable on demand. It is classified as non-current as the Directors do not expect repayment to be made within the next 12 months.

10. Cash and cash equivalents

	2020 USD	2019 USD
Cash at banks	2,381	280

11. Share capital

Issued and fully paid:	2020 USD	2019 USD
150 000 Ordinary shares	150,000	150,000

12. Accumulated losses

18

BELFRICS INTERNATIONAL LIMITED
(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

13. Trade and other payables

	2020 USD	2019 USD
Other payable		
Third party	6,450	4,250
Related parties	14,441	7,304
Accruals	500	1,130
Amount due to a Director	18,002	12,424
	39,392	25,108

14. Related party disclosures

Control relationship

The Directors regard Belfrics Holding Limited., a private limited liability company incorporated in Malaysia, as the holding company of the Company.

Related party transactions

The Company's related party transactions in the financial period ended 31 December 2020 and the corresponding prior period are as follows:

	2020 USD	2019 USD
With company which has common Directors with the Company and in which the Directors of the Company have financial interest:		
- Professional fee	-	5,318
- Rental expenses	6,687	7,305
Directors' remuneration (Note 6)	-	8,423

The above transactions have been entered at terms mutually agreed between the parties.

19

BELFRICS INTERNATIONAL LIMITED
(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

15. Financial instruments

Categories of financial instruments

	2020 USD	2019 USD
Financial assets		
Trade and other receivables	63,320	63,110
Cash at bank	2,381	280
Total financial assets	65,701	63,390
Financial liability		
Measured at amortised cost		
Trade and other payables	39,392	25,108
Total financial liability	39,392	25,108

A reconciliation of trade and non-trade receivables financial asset to the amounts reflected in the statement of financial position is as follows:

	2020 USD	2019 USD
Trade and other receivables		
As reflected in the statement of financial position	63,320	64,791
Less: Prepayment (Note 9)	-	1,681
Total	63,320	63,110

16. Operating lease commitment

As at the end of the financial year, the future minimum non-cancellable lease payable rental of premises are is follows:

	2020 USD	2019 USD
Within one year	6,687	7,305
Repayable not within 1 to 5 years	-	6,687
	6,687	13,992

20

BELFRICS INTERNATIONAL LIMITED
(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

17. Prior year adjustment

	Previously stated USD	Adjustment USD	As restated USD
Statement of financial position			
Non-current asset			
-Other receivables	-	63,110	63,110
Current asset			
-Other receivables	64,791	(63,110)	1,681

As disclosed in Note 9, the Directors do not expect the amount due from a former shareholder to be repaid within the next 12 months and therefore the comparative have been restated to reclassify this amount as non-current.

21

BELFRICS INTERNATIONAL LIMITED
(Co. No. LL14245)
(Registered in the Federal Territory of Labuan)

	2020 USD	2019 USD
Revenue	-	-
Less: **Administrative expenses**		
Auditors' remuneration	500	500
Bank charges	77	190
Director's remuneration		
- Employment Insurance System contributions	-	13
- Employees' Provident Funds contributions	-	955
- Overaccruals of Director salaries	-	(6,000)
- Salaries	-	7,339
- Socso contributions	-	116
Employment Insurance System contributions	-	4
Employees' Provident Funds contributions	-	290
License fee	1,510	1,500
Postage and telephone	70	70
Printing and stationery	60	60
Professional fee	4,750	9,568
Rental expense	6,687	7,305
Salaries and wages	-	2,169
Overaccruals of salary and wages	-	(2,512)
Socso contributions	-	38
	13,654	21,605
Loss before taxation	(13,654)	(21,605)

AUDITOR'S COPY

INCRYPTS SDN. BHD.

[Company No.: 201701041266 (1255439-W)]
(Incorporated in Malaysia)

INCRYPTS SDN. BHD.
[Company No.: 201701041266 (1255439-W)]
(Incorporated in Malaysia)

CONTENTS

CONTENTS	PAGES
Director's report	1 - 4
Statement by director	5
Statutory declaration	5
Independent auditors' report	6 - 8
Statement of financial position	9
Statement of comprehensive income	10
Statement of changes in equity	11
Statement of cash flows	12
Notes to the financial statements	13 - 22

INCRYPTS SDN. BHD.
[Company No.: 201701041266 (1255439-W)]
(Incorporated in Malaysia)

DIRECTOR'S REPORT

For the financial year ended 31 December 2019

The director hereby submit his report together with the audited financial statements of the Company for the financial year ended 31 December 2019.

Incorporation, commencement and principal activity

The Company is principally engaged in information technology firm with blockchain specialisation. However, the Company has not commence business during the financial year.

Results

	RM
Net loss for the financial year	(24,767)

Dividends

There were no dividends paid or declared by the Company since the end of the previous financial period. The director does not recommend the payment of any dividend in respect of the current financial year.

Reserves and provisions

There were no material transfers to or from reserves or provisions during the financial year other than those disclosed in financial statements.

Issue of shares and debentures

Options granted over unissued shares

1

INCRYPTS SDN. BHD.
[Company No.: 201701041266 (1255439-W)]
(Incorporated in Malaysia)

Auditors

....

Praveenkumar Vijayakumar
Director

Kuala Lumpur,
Date: 07 OCT 2020

4

INCRYPTS SDN. BHD.
[Company No.: 201701041266 (1255439-W)]
(Incorporated in Malaysia)

....
Praveenkumar Vijayakumar
Director

Kuala Lumpur,
Date: 07 OCT 2020

STATUTORY DECLARATION
(PURSUANT TO SECTION 251(1)(b) OF THE COMPANIES ACT, 2016)

I, Praveenkumar Vijayakumar, being the director primarily responsible for the financial management of Incrypts Sdn. Bhd., do solemnly and sincerely declare that the financial statements as set out on pages 9 to 22 , are to the best of my knowledge and belief, correct and I make this solemn declaration conscientiously believing the same to be true, and by virtue of the provisions of the Statutory Declarations Act, 1960.

Subscribed and solemnly declared at)
Puchong in the State of Selangor Darul Ehsan)
on this 07 OCT 2020)

....
Praveenkumar Vijayakumar
Director

Before me,

PESURUHJAYA SUMPAH
No: PJS: B437
SAMUEL JOHN
A/L PONNIAH
No.Sijil Amalan Peguam: BC/S/1039
Tempoh Lantikan: 01-01-2019-31-12-2021
MALAYSIA

RAMA SAMUEL & ASSOCIATES
No. 23B, 1st Floor,
Jalan TK 1/11A, Taman Kinrara
47180 Puchong, Selangor

5

INCRYPTS SDN. BHD.
[Company No.: 201701041266 (1255439-W)]
(Incorporated in Malaysia)

STATEMENT OF FINANCIAL POSITION
As at 31 December 2019

	Notes	2019 RM	2018 RM
ASSET			
Current asset			
Cash and cash equivalents	7	5,972	27,482
TOTAL ASSET		5,972	27,482
EQUITY AND LIABILITIES			
EQUITY			
Share capital	8	10,000	10,000
Accummulated losses		(40,118)	(15,351)
TOTAL EQUITY		(30,118)	(5,351)
LIABILITIES			
Current liabilities			
Other payables and accruals	9	3,605	4,948
Amount due to a director	10	32,485	27,885
		36,090	32,833
TOTAL LIABILITIES		36,090	32,833
NET CURRENT LIABILITIES		(30,118)	(5,351)
TOTAL EQUITY AND LIABILITIES		5,972	27,482

9

INCRYPTS SDN. BHD.
[Company No.: 201701041266 (1255439-W)]
(Incorporated in Malaysia)

	Notes	1.1.2019 to 31.12.2019 RM	14.11.2017 (date of incorporation) to 31.12.2018 RM
Revenue	11	-	-
General and administrative expenses		(24,767)	(15,351)
Loss before tax	12	(24,767)	(15,351)
Tax expense	13	-	-
Net loss for the financial year/period, representing total comprehensive loss for the financial year/period		(24,767)	(15,351)

10

INCRYPTS SDN. BHD.
[Company No.: 201701041266 (1255439-W)]
(Incorporated in Malaysia)

	Share capital RM	Accumulated Losses RM	Total RM
At 14 November 2017 (date of incorporation)	10,000	-	10,000
Net loss for the financial period, representing total comprehensive loss for the financial period	-	(15,351)	(15,351)
At 31 December 2018 and 1 January 2019	10,000	(15,351)	(5,351)
Net loss for the financial year, representing total comprehensive loss for the financial year	-	(24,767)	(24,767)
At 31 December 2019	10,000	(40,118)	(30,118)

11

INCRYPTS SDN. BHD.
[Company No.: 201701041266 (1255439-W)]
(Incorporated in Malaysia)

	1.1.2019 to 31.12.2019 RM	14.11.2017 (date of incorporation) to 31.12.2018 RM
Cash flows from operating activities		
Loss before tax, representing operating loss before working capital changes	(24,767)	(15,351)
Changes in:		
Other payables and accruals	(1,343)	4,948
Net cash used in operating activities	(26,110)	(10,403)
Cash flows from financing activities		
Director's financing	4,600	27,885
Proceeds from issuance of share capital	-	10,000
Net cash from financing activities	4,600	37,885
Net (decrease)/increase in cash and cash equivalents	(21,510)	27,482
Cash and cash equivalents at beginning of financial year/period	27,482	-
Cash and cash equivalents at end of financial year/period (Note 7)	5,972	27,482

12

INCRYPTS SDN. BHD.
[Company No.: 201701041266 (1255439-W)]
(Incorporated in Malaysia)

6. CRITICAL JUDGEMENTS AND ESTIMATION UNCERTAINTY (CONT'D)

6.2 Estimation uncertainty (cont'd)

(a) Measurement of income taxes

7. CASH AND CASH EQUIVALENTS

	2019 RM	2018 RM
Cash at bank	5,972	27,482

8. SHARE CAPITAL

	Number of ordinary shares		2019	2018
	2019	2018	RM	RM
Issued and fully paid	10,000	10,000	10,000	10,000

The holder of ordinary shares is entitled to receive dividends as and when declared by the Company. All ordinary shares carry one vote per share without restriction and rank equally with regards to the Company's residual assets. The ordinary shares have no par value.

9. OTHER PAYABLES AND ACCRUALS

	2019 RM	2018 RM
Other payables	1,605	3,948
Accruals	2,000	1,000
	3,605	4,948

10. AMOUNT DUE TO A DIRECTOR

The amount is non-trade in nature, unsecured, interest free and repayable on demand.

20

INCRYPTS SDN. BHD.
[Company No.: 201701041266 (1255439-W)]
(Incorporated in Malaysia)

11. REVENUE

There is no revenue during the financial year.

12. LOSS BEFORE TAX

	1.1.2019 to 31.12.2019 RM	14.11.2017 (date of incorporation) to 31.12.2018 RM
This is stated after charging:		
Auditors' remuneration	1,000	1,000
Loss on foreign exchange (realised)	-	68

13. TAX EXPENSE

(a) Major components of tax expense

No provision for current tax expense has been made for the financial year as the Company has no chargeable income.

(b) Relationship between tax expense and accounting loss

	1.1.2019 to 31.12.2019 RM	14.11.2017 (date of incorporation) to 31.12.2018 RM
Loss before tax	(24,767)	(15,351)
Income tax calculated at tax rate of 17% (2018: 18%)	(4,210)	(2,763)
Tax effect of expenses not deductible for tax purposes	4,210	2,763
	-	-

21

INCRYPTS SDN. BHD.
[Company No.: 201701041266 (1255439-W)]
(Incorporated in Malaysia)

14. EVENT AFTER REPORTING PERIOD

On the 16 March 2020, the Malaysian Government had declared the Movement Control Order ("MCO") for the period from 18 March 2020 to 31 March 2020. Subsequently MCO had been extended to 12 May 2020 through separate announcements made. During the MCO period, all non-essential services are temporarily suspended for business activities. The Company fall under non-essential service.

Up to the date of this report, the Company still assessing the impact of MCO to their financial performance in next financial year.

22

INCRYPTS SDN. BHD.
[Company No.: 201701041266 (1255439-W)]
(Incorporated in Malaysia)

DETAILED INCOME STATEMENT

For the financial year ended 31 December 2019
(With comparative figures from 14 November 2017 (date of incorporation) to 31 December 2018

	1.1.2019 to 31.12.2019 RM	14.11.2017 (date of incorporation) to 31.12.2018 RM
REVENUE	-	-
LESS: GENERAL AND ADMINISTRATION EXPENSES		
Auditors' remuneration	1,000	1,000
Bank charges	574	227
Disbursement fee	30	-
GST expenses	-	168
Loss on foreign exchange (realised)	-	68
Marketing charges	2,151	-
Professional fee	-	5,370
Salaries	9,407	8,518
Travalling expenses	10,000	-
Secretarial fees	1,605	-
	24,767	15,351
LOSS BEFORE TAX	(24,767)	(15,351)

INCRYPTS SDN. BHD.

[Company No.: 201701041266 (1255439-W)]
(Incorporated in Malaysia)

INCRYPTS SDN. BHD.
[Company No.: 201701041266 (1255439-W)]
(Incorporated in Malaysia)

CONTENTS

CONTENTS	PAGES
Director's report	1 - 4
Statement by director	5
Statutory declaration	5
Independent auditors' report	6 - 8
Statement of financial position	9
Statement of comprehensive income	10
Statement of changes in equity	11
Statement of cash flows	12
Notes to the financial statements	13 - 22

INCRYPTS SDN. BHD.
[Company No.: 201701041266 (1255439-W)]
(Incorporated in Malaysia)

DIRECTOR'S REPORT

For the financial year ended 31 December 2020

The director hereby presents the report together with the audited financial statements of the Company for the financial year ended 31 December 2020.

Principal activity

The Company is principally engaged as information technology firm with blockchain specialisation. However, the Company has not commence business during the financial year.

Results

	RM
Net loss for the financial year	(4,084)

Dividends

There were no dividends paid or declared by the Company since the end of the previous financial year. The director does not recommend the payment of any dividend in respect of the current financial year.

Reserves and provisions

There were no material transfers to or from reserves or provisions during the financial year other than those disclosed in financial statements.

Issue of shares and debentures

Options granted over unissued shares

1

INCRYPTS SDN. BHD.
[Company No.: 201701041266 (1255439-W)]
(Incorporated in Malaysia)

Auditors

....
Praveenkumar Vijayakumar
Director

Kuala Lumpur,
Date: 30 SEP 2021

4

INCRYPTS SDN. BHD.
[Company No.: 201701041266 (1255439-W)]
(Incorporated in Malaysia)

....

Praveenkumar Vijayakumar
Director

Kuala Lumpur,
Date: 30 SEP 2021

STATUTORY DECLARATION
PURSUANT TO SECTION 251(1)(b) OF THE COMPANIES ACT, 2016

I, Masrinah Binti Matusin, being the officer primarily responsible for the financial management of Incrypts Sdn. Bhd., do solemnly and sincerely declare that the financial statements as set out on pages 9 to 22 , are to the best of my knowledge and belief, correct and I make this solemn declaration conscientiously believing the same to be true, and by virtue of the provisions of the Statutory Declarations Act, 1960.

Subscribed and solemnly declared at)
KENINGAU ~~Puchong~~ in the State of SABAH ~~Selangor Darul~~)
~~Ehsan~~)
on this 30 SEP 2021

Before me,

PERSURUHJAYA SUMPAH
No: S135
RUSDEH BIN ARIFIN
Tempoh Lantikan :
01.01.2021 - 31.12.2023
Ground Floor, Lot 7,
Lucky Shopping Centre
89007 Keningau, Sabah.
MALAYSIA

....

Masrinah Binti Matusin
Officer

5

INCRYPTS SDN. BHD.
[Company No.: 201701041266 (1255439-W)]
(Incorporated in Malaysia)

STATEMENT OF FINANCIAL POSITION
As at 31 December 2020

	Notes	2020 RM	2019 RM
ASSET			
Current asset			
Cash and cash equivalents	7	415	5,972
TOTAL ASSET		415	5,972
EQUITY AND LIABILITIES			
EQUITY			
Share capital	8	10,000	10,000
Accumulated losses		(44,202)	(40,118)
TOTAL EQUITY		(34,202)	(30,118)
LIABILITIES			
Current liabilities			
Other payables and accruals	9	3,960	3,605
Amount due to a director	10	30,657	32,485
		34,617	36,090
TOTAL LIABILITIES		34,617	36,090
TOTAL EQUITY AND LIABILITIES		415	5,972

9

INCRYPTS SDN. BHD.
[Company No.: 201701041266 (1255439-W)]
(Incorporated in Malaysia)

	Notes	2020 RM	2019 RM
Revenue	11	-	-
General and administrative expenses		(4,084)	(24,767)
Loss before tax	12	(4,084)	(24,767)
Tax expense	13	-	-
Net loss for the financial year, representing total comprehensive loss for the financial year		(4,084)	(24,767)

10

INCRYPTS SDN. BHD.
[Company No.: 201701041266 (1255439-W)]
(Incorporated in Malaysia)

	Share capital RM	Accumulated losses RM	Total RM
At 1 January 2019	10,000	(15,351)	(5,351)
Net loss for the financial year, representing total comprehensive loss for the financial year	-	(24,767)	(24,767)
At 31 December 2019 and 1 January 2020	10,000	(40,118)	(30,118)
Net loss for the financial year, representing total comprehensive loss for the financial year	-	(4,084)	(4,084)
At 31 December 2020	10,000	(44,202)	(34,202)

11

INCRYPTS SDN. BHD.
[Company No.: 201701041266 (1255439-W)]
(Incorporated in Malaysia)

	2020 RM	2019 RM
Cash flows from operating activities		
Loss before tax, representing operating loss before working capital changes	(4,084)	(24,767)
Changes in:		
Other payables and accruals	355	(1,343)
Net cash used in operating activities	(3,729)	(26,110)
Cash flows from financing activities		
Repayment to/(Advances from) director	(1,828)	4,600
Net cash (used in)/from financing activities	(1,828)	4,600
Net decrease in cash and cash equivalents	(5,557)	(21,510)
Cash and cash equivalents at beginning of financial year	5,972	27,482
Cash and cash equivalents at end of financial year (Note 7)	415	5,972

12

INCRYPTS SDN. BHD.
[Company No.: 201701041266 (1255439-W)]
(Incorporated in Malaysia)

6. CRITICAL JUDGEMENTS AND ESTIMATION UNCERTAINTY (CONT'D)

6.2 Estimation uncertainty (cont'd)

(a) Measurement of income taxes

7. CASH AND CASH EQUIVALENTS

	2020 RM	2019 RM
Cash at bank	415	5,972

8. SHARE CAPITAL

The holder of ordinary shares is entitled to receive dividends as and when declared by the Company. All ordinary shares carry one vote per share without restriction.

9. OTHER PAYABLES AND ACCRUALS

	2020 RM	2019 RM
Other payables	1,960	1,605
Accruals	2,000	2,000
	3,960	3,605

10. AMOUNT DUE TO A DIRECTOR

The amount is non-trade in nature, unsecured, interest free and repayable on demand.

20

INCRYPTS SDN. BHD.
[Company No.: 201701041266 (1255439-W)]
(Incorporated in Malaysia)

11. REVENUE

There is no revenue during the financial year.

12. LOSS BEFORE TAX

	2020 RM	2019 RM
Loss before tax is derived after charging:		
Auditors' remuneration	1,000	1,000

13. TAX EXPENSE

(a) Major components of tax expense

No provision for current tax expense has been made for the financial year as the Company has no chargeable income.

(b) Relationship between tax expense and accounting loss

	2020 RM	2019 RM
Loss before tax	(4,084)	(24,767)
Income tax calculated at tax rate of 17% (2019: 17%)	(694)	(4,210)
Tax effect of expenses not deductible for tax purposes	694	4,210
	-	-

21

INCRYPTS SDN. BHD.
[Company No.: 201701041266 (1255439-W)]
(Incorporated in Malaysia)

14. CATEGORIES OF FINANCIAL INSTRUMENTS

	2020 RM	2019 RM
Financial assets		
Measured at amortised costs		
Cash and cash equivalents	415	5,972
Financial liabilities		
Measured at amortised costs		
Other payables	1,960	1,605
Amount due to a director	30,657	32,485

15. SIGNIFICANT EVENTS DURING THE REPORTING PERIOD

Due to the outbreak of the Coronavirus disease ("Covid-19") which was declared as a global pandemic, the Malaysian Government has imposed the Movement Control Order ("MCO") from 18 March 2020 to limit the movement of people and goods nationwide.

All business activities categorised as non-essential services have been temporarily suspended during the MCO period. Businesses were later permitted to operate from May 2020, except for operations that will involve large gatherings and physical contact where social distancing is difficult to control are prohibited to start operations.

Up to the date of this report, the director is in the opinion that, the impact of the spread of Covid-19 and enforcement of MCO in Malaysia do not have any significant impact to the financial position and performance of the Company.

22

INCRYPTS SDN. BHD.
[Company No.: 201701041266 (1255439-W)]
(Incorporated in Malaysia)

	2020 RM	2019 RM
REVENUE	-	-
LESS: GENERAL AND ADMINISTRATION EXPENSES		
Auditors' remuneration	1,000	1,000
Bank charges	612	574
Disbursement fee	382	30
Marketing charges	-	2,151
Professional fee	600	-
Salaries	-	9,407
Travalling expenses	-	10,000
Secretarial fees	1,490	1,605
	4,084	24,767
LOSS BEFORE TAX	(4,084)	(24,767)

BELFRICS KENYA LIMITED
P.O. BOX 8798 - 00200
NAIROBI

BELFRICS KENYA LIMITED

Annual Report and Financial Statements for the Year ended December 31, 2019

Table of Contents

	Page
Directors and Other Corporate Information	1
Statement of Director's Responsibility	2
Report of the Directors	3
Report of the Auditors	4
Financial Statements	
Income Statement	5
Balance Sheet	6
Statement of Changes in Equity	7
Significant Accounting Policies	8
Notes to the Financial Statements	9-12

BELFRICS KENYA LIMITED
Annual Report and Financial Statements for the Year ended December 31, 2019

Directors and Other Corporate Information

Directors

Praveen Kumar

Registered Office and Principal Place of Business

Mirage Centre
Nairobi

P.O. Box 8798 - 00200
Nairobi

BANKERS

Stanbic Bank Ltd
P.O. Box 30238 - 00100
Nairobi

AUDITORS

Odhiambo Ochieng & Company
Certified Public Accountants

Page 1

BELFRICS KENYA LIMITED

Annual Report and Financial Statements for the Year ended December 31, 2019

Statement of Director's Responsibility

The Companies Act requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company as at the end of the financial year and profit or loss account of the company for that period. It also requires the directors to ensure that the company keeps proper accounting records which disclose with reasonable accuracy at any time the financial position of the company. They are also responsible for safeguarding the assets of the company.

The directors accept responsibility for the annual financial statements, which have been prepared using appropriate accounting policies supported by reasonable and prudent judgments and estmates, in conformity with International Financial Reporting Standards and in the manner required by the Companies Act. The directors are of the opinion that the financial statements give a true and fair view of the state of the financial affairs of the company and of its operating results.The directors further accept responsibility for the maintenance of accounting records which may be relied upon in the preparation of financial statements, as well as adequate systems of internal financial control.

Nothing has come to the attention of the directors to indicate that the company will not remain a going concern for at least the next twelve months from the date of this statement.

Director | *Director*

Dated the 20th *day of* June *2020*

Page 2

BELFRICS KENYA LIMITED
Annual Report and Financial Statements for the
Year ended December 31, 2019

Report of the Directors

The directors have pleasure in submitting their annual report together with the audited financial statements for the year ended December 31, 2019 which disclose the state of affairs of the company.

Activities

The principal activity of the Company is that of online trading

Results

The results for the financial year are as below:

	In Ksh. 2019	In Ksh. 2018
Net Profit/ (Loss) after taxes	**(5,892,748)**	**(8,113,094)**

Dividends

The directors do not recommend the payment of dividend. (2019 - Nil)

Directors

The directors who served during the year are set out on page 1

Auditors

Messrs Odhiambo Ochieng & Company Certified Public Accountants (K), have indicated their willingness to continue in office in accordance with the provisions of Section 159(2) of the Companies Act. (CAP. 486).

Approval of financial statements

The financial statements were approved at a meeting of the directors.

By Order of the Board

Secretary

Page 3

BELFRICS KENYA LIMITED
Annual Report and Financial Statements for the Year ended December 31, 2019

Report of the Independent Auditor to the members of BELFRICS KENYA LIMITED

We have audited the financial statements on pages 5 to 12 for the year ended December 31, 2019 and have obtained all the information and explanations which, to the best of our knowledge and belief, were necessary for the purposes of our audit. The financial statements are in agreement with the books of account.

Respective responsibilities of directors and auditors

As described on page 2, the directors are responsible for the preparation of the financial statements, which give a true and fair view of the state of affairs of the company and of its operating results. Our responsibility is to express an opinion on those financial statements based on our audit.

Basis of opinion

We conducted our audit in accordance with International Financial Reporting Standards.Those standards require that we plan and perform the audit to obtain reasonable assurance as to whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estmates made by the directors, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

Opinion

In our opinion, proper books of account have been kept by the company and the financial statements give a true and fair view of the state of affairs of the company as at December 31, 2018 and its results of operations and cash flows for the year year then ended in accordance with International Financial Reporting Standards and the Kenyan Companies Act.

ODHIAMBO OCHIENG& COMPANY
Certified Public Accountants (K)

Dated the ....27th.......................day of ....June...................... 2020

ODHIAMBO OCHIENG & COMPANY
CERTIFIED PUBLIC ACCOUNTANTS (K)
P. O. Box 27220 — 00100,
NAIROBI

Page 4

BELFRICS KENYA LIMITED
Annual Report and Financial Statements for the Year ended December 31, 2019

Income Statement

	Note	2019 Ksh.	2018 Ksh.
Sales		1,463,475	3,114,777
Cost of sales			
Opening stock		-	-
Purchases		-	-
Less closing stock		-	-
Cost Of Goods Sold		-	-
Gross Profit / (Loss)		1,463,475	3,114,777
Other Income		-	-
Staff Cost	1	(4,758,761)	(3,028,873)
Establishment and Administrative Expenses	2	(2,515,518)	(8,080,852)
Operating Profit /(Loss)		**(5,810,804)**	**(7,994,948)**
Financial Cost	3	(81,944)	(118,146)
Profit before taxes		**(5,892,748)**	**(8,113,094)**
Tax Expense /(Income)	4	-	-
Net Profit for the year		**(5,892,748)**	**(8,113,094)**

The significant accounting policies and notes to the financial statements on pages 9 to 12 form an integral part of these financial statements

Page 5

BELFRICS KENYA LIMITED
Annual Report and Financial Statements for the Year ended December 31, 2019

Balance Sheet

	Note	2019 Ksh.	2018 Ksh.
Assets			
Non Current Assets			
Property, Plant and Equipment	5	1,471,373	1,729,760
Trade Marks		574,800	574,800
		2,046,173	2,304,560
Current Assets			
Cash and Cash Equivalents	6	3,203	2,252,595
Trade and Other Receivables	7	50,514,000	55,614,777
Inventory		-	-
VAT Account		430,082	430,082
		50,947,285	58,297,454
Total Assets		**52,993,458**	**60,602,014**
Liabilities and Equity			
Current Liabilities			
Trade and Other Payables	8	43,791,663	54,481,460
Bank Overdraft	6	-	-
VAT Account		-	-
Loan Account	9	-	-
Taxation		-	-
		43,791,663	54,481,460
Capital and Reserves			
Share Capital	10	100,000	100,000
General Reserves		(14,005,842)	(8,140,966)
Loan Account		8,000,000	8,000,000
Directors Account	11	15,107,637	6,161,519
		9,201,795	6,120,553
Total Liabilities and Equity		**52,993,458**	**60,602,013**

The significant accounting policies and notes to the financial statements on pages 9 to 12 form an integral part of these financial statements

The financial statements on pages 5 to 12 were authorised for issue by the Board of Directors on………………
and signed on its behalf by :

Director | *Director*

Page 6

BELFRICS KENYA LIMITED
Annual Report and Financial Statements for the Year ended December 31, 2019

Statement of Changes in Equity

	Share Capital Ksh	General Reserves Ksh	Total Ksh
Balance as at January 1, 2019	100,000	-	100,000
Profit / (Loss) for the year as stated earlier	-	(8,113,094)	(8,113,094)
Balance as at January 1, 2019	**100,000**	**(8,113,094)**	**(8,013,094)**
Profit / (Loss) for the year	-	(5,892,748)	(5,892,748)
Balance as at December 31, 2019	**100,000**	**(14,005,842)**	**(13,905,842)**

The significant accounting policies and notes to the financial statements on pages 9 to 12 form an integral part of these financial statements

Page 7

BELFRICS KENYA LIMITED
Annual Report and Financial Statements for the Year ended December 31, 2019

Significant Accounting Policies

A Basis of preparation of financial statements

The financial Statements have been prepared under the historical cost convention method in accordance with and to comply with International Financial Reporting Standards .

B Property, Plant and Equipment and depreciation

Property, Plant and Equipment are stated at Cost less Accumulated Depreciation. Depreciation is provided on the fixed assets so as to write off their cost over their useful lives using the reducing balance method. The annual rates used are as follows :

Computers and Software	30.00%
Motor Vehicles	25.00%
Office Equipments	12.50%
Furniture & fittings	12.50%

C Turnover and Cost of Sales

Revenue is recogonised on execution of the order and delivery. Cost of sales include all direct expenses incurred in bringing the product to a deliverable form.

D Taxes

Current Taxes are provided on the basis of results for the year as shown in the financial statements, adjusted in accordance with tax legislation.

E Trade Receivables

Trade receivables are recogonised and carried at original invoice amount net of bad debts provided for

F Trade and Other Payables

G Comparitives

The figures for the previous year have been grouped/regrouped, where necessary to conform to changes in presentation for the current year.

H Presentation

The financial statements are presented in Kenyan Shillings.

I Cash and cash equivalents

For the purposes of cash flow statement, Cash and Cash Equivalents include cash on hand, current accounts with banks net of overdrafts.

J Stock

This has been taken, valued and certified by directors at lower of cost and net realisable value

Page 8

BELFRICS KENYA LIMITED
Annual Report and Financial Statements for the Year ended December 31, 2019

Notes to the financial statements

		2019	2018
		Ksh.	**Ksh.**
1	**Staff Cost**		
	Salaries and Wages	4,758,761	3,028,873
	Staff Welfare	-	-
		4,758,761	**3,028,873**
2	**Establishment and Administrative Expenses**		
	Electricity and Water	45,126	3,178
	Printing and stationery	8,098	14,400
	Repairs and Maintenance	-	-
	Premises Rent	-	1,391,408
	Advertising	1,450,715	984,761
	Motor Vehicle Running	-	-
	Licences	35,000	69,500
	Postages, Telephones and e mail	75,517	85,734
	Entertainment	-	-
	Audit and Secretarial Fee	300,000	300,000
	Accounting Fees	120,000	120,000
	Motor Vehicle Running	-	-
	Transport Expenses	-	-
	Equipment Rental	-	-
	Conferences Expenses	-	4,110,050
	Depreciation	258,386	315,952
	Fuel Expenses	-	-
	Cleaning & Sanitary	30,000	23,000
	Travelling & Entertainment	79,276	662,869
	Leasing Charges	-	-
	Legal Fees	113,400	-
		2,515,518	**8,080,852**
3	**Finance Charges**		
	Bank charges and Commission	81,944	118,146
		81,944	**118,146**

Page 9

BELFRICS KENYA LIMITED
Annual Report and Financial Statements for the Year ended December 31, 2019

Notes to the financial statements

	2019 Ksh.	2018 Ksh.
4 Tax Expense		
Current Tax Expense	-	-
Deferred Tax Expense / (Income)	-	-
	-	-

The tax on the Company's profit/(loss) before tax differs from the theoretical amount that would arise using the basic tax rate as follows:

	2019 Ksh.	2018 Ksh.
Profit/(loss) before tax	(5,892,748)	(8,113,094)
Tax calculated @ Corporate tax rate - 30% (2015:30%)	-	-
Tax effect of Expenses not deductible for tax purposes	-	-
Tax Charge	-	-

5 Property, Plant and Equipment

COST	Computers and Software Kshs.	Office Equipment Kshs.	Furniture & Fittings Kshs.	Total Kshs.
As at January 1, 2019	360,415	-	1,811,496	2,171,911
Additions	-	-	-	-
Disposals	-	-	-	-
As at December 31, 2019	**360,415**	-	**1,811,496**	**2,171,911**
DEPRECIATION				
As at January 1, 2019	119,465	-	322,687	442,152
Charge for the Year	72,285	-	186,101	258,386
Disposals				-
As at December 31, 2019	**191,750**	-	**508,788**	**700,538**
NET BOOK VALUES				
As at January 1, 2019	**240,950**		**1,488,809**	**1,729,759**
As at December 31, 2019	**168,665**		**1,302,708**	**1,471,373**

Page 10

BELFRICS KENYA LIMITED
Annual Report and Financial Statements for the Year ended December 31, 2019

Notes to the financial statements

	2019	2018
	Ksh.	Ksh.
6 Cash and Cash Equivalents		
Cash on Hand	-	-
Cash at Bank	3,203	2,252,595
	3,203	**2,252,595**
7 Trade and Other Receivables		
Trade Receivables	50,514,000	55,614,777
Deposits & Prepayments	233,760	233,760
VAT Control	430,082	430,082
	51,177,842	**56,278,619**
8 Trade and Other payables		
Trade Payables	42,394,370	54,181,460
Accruals	1,397,293	300,000
VAT Control	-	-
	43,791,663	**54,481,460**
9 Loan Account		
Loan from Belfrics PLC	8,000,000	8,000,000
	8,000,000	**8,000,000**
10 Share Capital		
Authorised		
1000 Ordinary Shares of Ksh.100/= each	**100,000**	**100,000**
Issued, Subscribed and fully paid up		
1000 Ordinary Shares of Ksh.100/= each	**100,000**	**100,000**

Page 11

BELFRICS KENYA LIMITED
Annual Report and Financial Statements for the Year ended December 31, 2019

Notes to the financial statements

		2019 Ksh.	2018 Ksh.
11	**Related Party Transactions**		
	Transactions with Key Management Personnel		
	a) Salaries /Fees to Directors	-	-
	b) Receivable from Directors		
	Balance at the beginning of the year	-	-
	Amount paid (drawn) during the year/Adjustements	-	-
	Amount received during the year/Adjustements	-	-
	Balance at the end of the year	-	-

12 Country of Domicile and Incorporation

The Company was Incorporated and domiciled in the Republic of Kenya.

13 Events after Balance sheet date

There was no contigent liabilities as at December 31, 2016 (2015:Nil) . There were no significant events after the balance sheet date.

14 Presentation

The financial statements are presented in Kenyan Shillings.

	2018 Shs	2017 Shs
15. Operating profit		
The following items have been charged in arriving at operating profit:		
Depreciation	258,386	315,952
Auditors remuneration	300,000	300,000
	558,386	615,952

Page 12

BELFRICS KENYA LIMITED
Annual Report and Financial Statements for the
Year ended December 31, 2019

COMPUTATION OF TOTAL INCOME AND INCOME TAXES

YEAR OF INCOME - 2018		**Ksh.**
Business Income		
Net Profit as per Income statement		**(5,892,748)**
Add : **Disallowables**		
Depreciation as per books	258,386	
Donations, fines and penalties	-	258,386
		(5,634,362)
Less: **Allowances**		
Interest income considered seperately	-	
Wear and tear Allowance (Note 1)	258,386	258,386
Adjusted Income /(Loss) for tax purposes		**(5,892,748)**
Loss Brought Forward		(8,113,094)
Income Carried Forward		**(14,005,842)**
Tax Payable @ 30%		-
Instalment Taxes Paid		-
		-
Tax Payable		-

Note 1 - Wear and Tear Allowances Schedule

	Class II 25%	**CLASS IV 12.5%**	**Total Ksh.**
Opening Balance 01.01.18	360,415	1,811,496	2,171,911
Additions	-	-	-
Disposals	-	-	-
	360,415	1,811,496	2,171,911
Allowance	90,104	226,437	316,541
Balance as on 31.12.18	**270,311**	**1,585,059**	**1,855,370**

BELFRICS KENYA LIMITED
P.O. BOX 8798 - 00200
NAIROBI

BELFRICS KENYA LIMITED

Annual Report and Financial Statements for the Year ended December 31, 2020

Table of Contents

	Page
Directors and Other Corporate Information	1
Statement of Director's Responsibility	2
Report of the Directors	3
Report of the Auditors	4
Financial Statements	
Income Statement	5
Balance Sheet	6
Statement of Changes in Equity	7
Significant Accounting Policies	8
Notes to the Financial Statements	9-12

BELFRICS KENYA LIMITED
Annual Report and Financial Statements for the Year ended December 31, 2020

Directors and Other Corporate Information

Directors

Praveen Kumar

Registered Office and Principal Place of Business

Mirage Centre
Nairobi

P.O. Box 8798 - 00200
Nairobi

BANKERS

Stanbic Bank Ltd
P.O. Box 30238 - 00100
Nairobi

AUDITORS

Odhiambo Ochieng & Company
Certified Public Accountants

Page 1

BELFRICS KENYA LIMITED
Annual Report and Financial Statements for the Year ended December 31, 2020

Statement of Director's Responsibility

The Companies Act requires the directors to prepare financial statements for each financial year which give a true and fair view of the state of affairs of the company as at the end of the financial year and profit or loss account of the company for that period. It also requires the directors to ensure that the company keeps proper accounting records which disclose with reasonable accuracy at any time the financial position of the company. They are also responsible for safeguarding the assets of the company.

The directors accept responsibility for the annual financial statements, which have been prepared using appropriate accounting policies supported by reasonable and prudent judgments and estmates, in conformity with International Financial Reporting Standards and in the manner required by the Companies Act. The directors are of the opinion that the financial statements give a true and fair view of the state of the financial affairs of the company and of its operating results.The directors further accept responsibility for the maintenance of accounting records which may be relied upon in the preparation of financial statements, as well as adequate systems of internal financial control.

Nothing has come to the attention of the directors to indicate that the company will not remain a going concern for at least the next twelve months from the date of this statement.

Director *Director*

Dated the ... ... day of 2021

Page 2

BELFRICS KENYA LIMITED
Annual Report and Financial Statements for the
Year ended December 31, 2020

Report of the Directors

The directors have pleasure in submitting their annual report together with the audited financial statements for the year ended December 31, 2020 which disclose the state of affairs of the company.

Activities

The principal activity of the Company is that of online trading

Results

The results for the financial year are as below:

	Kshs 2020	Kshs 2019
Net Profit/ (Loss) after taxes	(2,417,003)	(5,892,748)

Dividends

The directors do not recommend the payment of dividend. (2020 - Nil)

Directors

The directors who served during the year are set out on page 1

Auditors

Messrs Odhiambo Ochieng & Company Certified Public Accountants (K), have indicated their willingness to continue in office in accordance with the provisions of Section 159(2) of the Companies Act. (CAP. 486).

Approval of financial statements

The financial statements were approved at a meeting of the directors.

By Order of the Board

Secretary

Page 3

BELFRICS KENYA LIMITED
Annual Report and Financial Statements for the Year ended December 31, 2020

Report of the Independent Auditor to the members of BELFRICS KENYA LIMITED

We have audited the financial statements on pages 5 to 12 for the year ended December 31, 2020 and have obtained all the information and explanations which, to the best of our knowledge and belief, were necessary for the purposes of our audit. The financial statements are in agreement with the books of account.

Respective responsibilities of directors and auditors

As described on page 2, the directors are responsible for the preparation of the financial statements, which give a true and fair view of the state of affairs of the company and of its operating results. Our responsibility is to express an opinion on those financial statements based on our audit.

Basis of opinion

We conducted our audit in accordance with International Financial Reporting Standards.Those standards require that we plan and perform the audit to obtain reasonable assurance as to whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estmates made by the directors, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

Opinion

In our opinion, proper books of account have been kept by the company and the financial statements give a true and fair view of the state of affairs of the company as at December 31, 2018 and its results of operations and cash flows for the year year then ended in accordance with International Financial Reporting Standards and the Kenyan Companies Act.

ODHIAMBO OCHIENG& COMPANY
Certified Public Accountants (K)

Dated the 15TH *day of* JUNE *2021*

ODHIAMBO OCHIENG & COMPANY
CERTIFIED PUBLIC ACCOUNTANTS (K)
P. O. Box 27220 — 00100,
NAIROBI

Page 4

BELFRICS KENYA LIMITED
Annual Report and Financial Statements for the Year ended December 31, 2020

Income Statement

	Note	2020 Ksh.	2019 Ksh.
Sales		306,034	1,463,475
Cost of sales			
Opening stock		-	-
Purchases		-	-
Less closing stock		-	-
Cost Of Goods Sold		-	-
Gross Profit / (Loss)		**306,034**	**1,463,475**
Other Income		-	-
Staff Cost	1	(438,150)	(4,758,761)
Establishment and Administrative Expenses	2	(2,257,180)	(2,515,518)
Operating Profit /(Loss)		**(2,389,296)**	**(5,810,804)**
Financial Cost	3	(27,707)	(81,944)
Profit before taxes		**(2,417,003)**	**(5,892,748)**
Tax Expense /(Income)	4	-	-
Net Profit for the year		**(2,417,003)**	**(5,892,748)**

The significant accounting policies and notes to the financial statements on pages 9 to 12 form an integral part of these financial statements

Page 5

BELFRICS KENYA LIMITED
Annual Report and Financial Statements for the Year ended December 31, 2020

Balance Sheet

	Note	2019 Ksh.	2018 Ksh.
Assets			
Non Current Assets			
Property, Plant and Equipment	5	1,258,285	1,471,373
Trade Marks		574,800	574,800
		1,833,085	2,046,173
Current Assets			
Cash and Cash Equivalents	6	537	3,203
Trade and Other Receivables	7	29,567,114	50,514,000
Inventory		-	-
VAT Account		430,082	430,082
		29,997,734	50,947,285
Total Assets		**31,830,819**	**52,993,458**
Liabilities and Equity			
Current Liabilities			
Trade and Other Payables	8	38,952,578	43,791,663
Bank Overdraft	6	-	-
VAT Account		-	-
Loan Account	9	-	-
Taxation		-	-
		38,952,578	43,791,663
Capital and Reserves			
Share Capital	10	100,000	100,000
General Reserves		(16,422,845)	(14,005,842)
Loan Account		8,000,000	8,000,000
Directors Account	11	1,201,086	15,107,637
		(7,121,759)	9,201,795
Total Liabilities and Equity		**31,830,819**	**52,993,458**

The significant accounting policies and notes to the financial statements on pages 9 to 12 form an integral part of these financial statements

The financial statements on pages 5 to 12 were authorised for issue by the Board of Directors on 10-06-2021 and signed on its behalf by :

____
Director

____
Director

Page 6

BELFRICS KENYA LIMITED
Annual Report and Financial Statements for the Year ended December 31, 2020

Statement of Changes in Equity

	Share Capital Ksh	General Reserves Ksh	Total Ksh
Balance as at January 1, 2020	100,000	-	100,000
Profit / (Loss) for the year as stated earlier	-	(14,005,842)	(14,005,842)
Balance as at January 1, 2020	**100,000**	**(14,005,842)**	**(13,905,842)**
Profit / (Loss) for the year	-	(2,417,003)	(2,417,003)
Balance as at December 31, 2020	**100,000**	**(16,422,845)**	**(16,322,845)**

The significant accounting policies and notes to the financial statements on pages 9 to 12 form an integral part of these financial statements

Page 7

BELFRICS KENYA LIMITED
Annual Report and Financial Statements for the
Year ended December 31, 2020

Significant Accounting Policies

A Basis of preparation of financial statements

The financial Statements have been prepared under the historical cost convention method in accordance with and to comply with International Financial Reporting Standards .

B Property, Plant and Equipment and depreciation

Property, Plant and Equipment are stated at Cost less Accumulated Depreciation. Depreciation is provided on the fixed assets so as to write off their cost over their useful lives using the reducing balance method. The annual rates used are as follows :

Computers and Software	30.00%
Motor Vehicles	25.00%
Office Equipments	12.50%
Furniture & fittings	12.50%

C Turnover and Cost of Sales

Revenue is recogonised on execution of the order and delivery. Cost of sales include all direct expenses incurred in bringing the product to a deliverable form.

D Taxes

Current Taxes are provided on the basis of results for the year as shown in the financial statements, adjusted in accordance with tax legislation.

E Trade Receivables

Trade receivables are recogonised and carried at original invoice amount net of bad debts provided for

F Trade and Other Payables

G Comparitives

The figures for the previous year have been grouped/regrouped, where necessary to conform to changes in presentation for the current year.

H Presentation

The financial statements are presented in Kenyan Shillings.

I Cash and cash equivalents

For the purposes of cash flow statement, Cash and Cash Equivalents include cash on hand, current accounts with banks net of overdrafts.

J Stock

This has been taken, valued and certified by directors at lower of cost and net realisable value

Page 8

BELFRICS KENYA LIMITED
Annual Report and Financial Statements for the Year ended December 31, 2020

Notes to the financial statements

		2020	2019
		Ksh.	Ksh.
1	**Staff Cost**		
	Salaries and Wages	438,150	4,758,761
	Staff Welfare	-	-
		438,150	**4,758,761**
2	**Establishment and Administrative Expenses**		
	Electricity and Water	13,458	45,126
	Printing and stationery	13,140	8,098
	Repairs and Maintenance	-	-
	Premises Rent	1,450,715	1,450,715
	Advertising	-	-
	Motor Vehicle Running	-	-
	Licences	39,500	35,000
	Postages, Telephones and e mail	72,998	75,517
	Entertainment	-	-
	Audit and Secretarial Fee	300,000	300,000
	Accounting Fees	60,000	120,000
	Motor Vehicle Running	-	-
	Transport Expenses	-	-
	Equipment Rental	-	-
	Conferences Expenses	-	-
	Depreciation	213,588	258,386
	Fuel Expenses	-	-
	Cleaning & Sanitary	48,000	30,000
	Travelling & Entertainment	45,781	79,276
	Leasing Charges	-	-
	Legal Fees	-	113,400
		2,257,180	**2,515,518**
3	**Finance Charges**		
	Bank charges and Commission	27,707	81,944
		27,707	**81,944**

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BELFRICS KENYA LIMITED
Annual Report and Financial Statements for the Year ended December 31, 2020

Notes to the financial statements

	2020 Ksh.	2019 Ksh.
4 Tax Expense		
Current Tax Expense	-	-
Deferred Tax Expense / (Income)	-	-
	-	-

The tax on the Company's profit/(loss) before tax differs from the theoretical amount that would arise using the basic tax rate as follows:

	2020 Ksh.	2019 Ksh.
Profit/(loss) before tax	(2,417,003)	(5,892,748)
Tax calculated @ Corporate tax rate - 30% (2020:30%)	-	-
Tax effect of Expenses not deductible for tax purposes	-	-
Tax Charge	-	-

5 Property, Plant and Equipment

	Computers and Software Kshs.	Office Equipment Kshs.	Furniture & Fittings Kshs.	Total Kshs.
COST				
As at January 1, 2020	360,415	-	1,811,496	2,171,911
Additions	-	-	-	-
Disposals	-	-	-	-
As at December 31, 2020	360,415	-	1,811,496	2,171,911
DEPRECIATION				
As at January 1, 2020	191,250	-	508,788	700,038
Charge for the Year	50,750	-	162,839	213,588
Disposals				-
As at December 31, 2020	242,000	-	671,627	913,626
NET BOOK VALUES				
As at January 1, 2020	169,165		1,302,708	1,471,873
As at December 31, 2020	118,416		1,139,870	1,258,285

Page 10

BELFRICS KENYA LIMITED
Annual Report and Financial Statements for the
Year ended December 31, 2020

Notes to the financial statements

	2020	2019
	Ksh.	**Ksh.**
6 Cash and Cash Equivalents		
Cash on Hand	-	-
Cash at Bank	537	3,203
	537	**3,203**
7 Trade and Other Receivables		
Trade Receivables	29,567,114	50,514,000
Deposits & Prepayments	233,760	233,760
VAT Control	430,082	430,082
	30,230,956	**51,177,842**
8 Trade and Other payables		
Trade Payables	35,644,370	42,394,370
Accruals	3,308,208	1,397,293
VAT Control	-	-
	38,952,578	**43,791,663**
9 Loan Account		
Loan from Belfrics PLC	8,000,000	8,000,000
	8,000,000	**8,000,000**
10 Share Capital		
Authorised		
1000 Ordinary Shares of Ksh.100/= each	**100,000**	**100,000**
Issued, Subscribed and fully paid up		
1000 Ordinary Shares of Ksh.100/= each	**100,000**	**100,000**

Page 11

BELFRICS KENYA LIMITED
Annual Report and Financial Statements for the Year ended December 31, 2020

Notes to the financial statements

		2020 Ksh.	2019 Ksh.
11	**Related Party Transactions**		
	Transactions with Key Management Personnel		
	a) Salaries /Fees to Directors	-	-
	b) Receivable from Directors		
	Balance at the beginning of the year	-	-
	Amount paid (drawn) during the year/Adjustements	-	-
	Amount received during the year/Adjustements	-	-
	Balance at the end of the year	-	-

12 Country of Domicile and Incorporation

The Company was Incorporated and domiciled in the Republic of Kenya.

13 Events after Balance sheet date

There was no contigent liabilities as at December 31, 2020 (2020:Nil) . There were no significant events after the balance sheet date.

14 Presentation

The financial statements are presented in Kenyan Shillings.

15. Operating profit	2020 Shs	2019 Shs
The following items have been charged in arriving at operating profit:		
Depreciation	213,588	258,386
Auditors remuneration	300,000	300,000
	513,588	558,386

Page 12